Exhibit 10.1

EXECUTION COPY

CREDIT AGREEMENT

dated as of

March 29, 2007,

among

UMBRELLA ACQUISITION, INC.,

(to be merged with and into UNIVISION COMMUNICATIONS INC.)

and

UNIVISION OF PUERTO RICO INC.,

as the Borrowers,

THE LENDERS PARTY HERETO

and

DEUTSCHE BANK AG NEW YORK BRANCH,

as Administrative Agent, First-Lien Collateral Agent

and Second-Lien Collateral Agent

DEUTSCHE BANK SECURITIES INC.

and

BANC OF AMERICA SECURITIES LLC,

as Joint Lead Arrangers and Joint Bookrunners for the First-Lien Facilities,

DEUTSCHE BANK SECURITIES INC.

and

CREDIT SUISSE,

as Joint Lead Arrangers and Joint Bookrunners for the Second-Lien Facility,

BANC OF AMERICA SECURITIES LLC,

as Documentation Agent for the Credit Facilities,

and

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,

WACHOVIA BANK, NATIONAL ASSOCIATION,

THE ROYAL BANK OF SCOTLAND, PLC,

and

LEHMAN BROTHERS INC.,

as Joint Syndication Agents for the Credit Facilities

i

(continued)

(continued)

(continued)

(continued)

SCHEDULES

Schedule 1.01(a)	–	Subsidiary Guarantors
Schedule 1.01(b)	–	Disqualified Institutions
Schedule 1.01(c)	–	Existing Letters of Credit
Schedule 2.01	–	Lenders and Commitments
Schedule 3.08	–	Subsidiaries
Schedule 3.17(a)	–	Owned Real Property
Schedule 3.17(b)	–	Leased Real Property
Schedule 3.22	–	Closing Date Broadcast License Subsidiaries
Schedule 4.02(c)	–	Specified Loan Parties
Schedule 5.12	–	Third Party Consents
Schedule 5.13	–	Post-Closing Matters
Schedule 6.01	–	Existing Indebtedness
Schedule 6.02	–	Existing Liens

EXHIBITS

Exhibit A	–	Form of Administrative Questionnaire
Exhibit B	–	Form of Assignment and Acceptance
Exhibit C	–	Form of Borrowing Request
Exhibit D-1	–	Form of First-Lien Guarantee and Collateral Agreement
Exhibit D-2	–	Form of Second-Lien Guarantee and Collateral Agreement
Exhibit E	–	Form of Non-Bank Certificate
Exhibit F-A1	–	Form of First-Lien Trademark Security Agreement
Exhibit F-A2	–	Form of First-Lien Patent Security Agreement
Exhibit F-A3	–	Form of First-Lien Copyright Security Agreement
Exhibit F-B1	–	Form of Second-Lien Trademark Security Agreement
Exhibit F-B2	–	Form of Second-Lien Patent Security Agreement
Exhibit F-B3	–	Form of Second-Lien Copyright Security Agreement
Exhibit G	–	Form of Intercompany Subordination Agreement
Exhibit H	–	Form of Intercreditor Agreement

v

CREDIT AGREEMENT dated as of March 29, 2007 (this “Agreement”), among UMBRELLA ACQUISITION, INC., a Delaware corporation (“Merger Sub”), to be merged with and into UNIVISION COMMUNICATIONS INC., a Delaware corporation (the “Company”) and UNIVISION OF PUERTO RICO INC., a Delaware corporation (“Subsidiary Borrower”; and together with the US Borrower (as defined herein), the “Borrowers” and each, a “Borrower”), the Lenders (as defined herein), and DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as Administrative Agent and First-Lien Collateral Agent (in each case, as defined herein) for the First-Lien Lenders (as defined herein) and as Administrative Agent and Second-Lien Collateral Agent (in each case, as defined herein) for the Second-Lien Lenders (as defined herein), DEUTSCHE BANK SECURITIES INC. (“DBSI”) and BANC OF AMERICA SECURITIES LLC, as Arrangers (as defined herein) for the First-Lien Facilities, DBSI and CREDIT SUISSE, as Arrangers for the Second-Lien Facility, BANC OF AMERICA SECURITIES LLC, as documentation agent, and CREDIT SUISSE, CAYMAN ISLANDS BRANCH, WACHOVIA BANK, NATIONAL ASSOCIATION, THE ROYAL BANK OF SCOTLAND, PLC and LEHMAN BROTHERS INC., as joint syndication agents. Capitalized terms used herein shall have the meanings set forth in Article I.

RECITALS

A. The Sponsors have formed Broadcast Media Partners Holdings, Inc., a Delaware corporation (“Holdings”), which in turn owns all of the Equity Interests of Merger Sub. Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Holdings.

B. To fund a portion of the Merger, the Sponsors and certain other investors (including the Management Investors) will contribute an amount in cash to Holdings and/or a direct or indirect parent thereof in exchange for Equity Interests (which cash will be contributed to Merger Sub in exchange for Equity Interests in Merger Sub), which together with the amount of any rollover equity issued to existing shareholders of the Company, shall be no less than 20.0% of the total funds necessary to consummate the Merger, exclusive of Revolving Loans and Letters of Credit (such contribution and rollover, collectively, the “Equity Investment”).

C. To consummate the transactions contemplated by the Merger Agreement, Merger Sub will issue $1,500,000,000 in original aggregate principal amount of its 9.75% senior notes due 2015.

D. The Borrowers have requested (a) the First-Lien Lenders to extend credit in the form of (i) Initial Term Loans on the Closing Date in an aggregate principal amount not in excess of $7,000,000,000, (ii) Revolving Loans at any time and from time to time prior to the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $750,000,000, (iii) Delayed Draw Term Loans at any time and from time to time prior to the Delayed Draw Expiration Date in an aggregate principal amount not in excess of $450,000,000, (b) the Swingline Lender to extend credit in the form of Swingline Loans, in an aggregate principal amount at any time outstanding not in excess of $50,000,000, (c) the Issuing Bank to issue Letters of Credit, in an aggregate face amount at any time outstanding not in excess of $100,000,000 and (d) the Second-Lien Lenders to extend credit in the form of Second-Lien Loans on the Closing Date in an aggregate principal amount not in excess of $500,000,000.

E. The Lenders are willing to extend such credit to the Borrowers and the Issuing Bank is willing to issue Letters of Credit for the joint and several account of the Borrowers, in each case, on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Acquired Indebtedness” shall mean, with respect to any specified Person,

(a) Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Restricted Subsidiary of such specified Person, including Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Restricted Subsidiary of such specified Person, and

(b) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

“Additional Lender” shall have the meaning assigned to such term in Section 2.24(a).

“Adjusted Consolidated Leverage Ratio” shall mean, with respect to the US Borrower and its Restricted Subsidiaries as of the end of any fiscal quarter of the US Borrower, the ratio of Adjusted Consolidated Total Debt on such date to EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date.

“Adjusted Consolidated Total Debt” shall mean, at any time with respect to any Person and its subsidiaries, the total Indebtedness of such Person in respect of borrowed money, Capitalized Lease Obligations and purchase money Indebtedness, minus the amount of unrestricted cash and Cash Equivalents held by such Person and its Subsidiaries (other than cash and Cash Equivalents restricted in favor of the Administrative Agent or the Collateral Agents).

“Adjusted LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum equal to the product of (a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves.

“Administration Fee” shall have the meaning assigned to such term in Section 2.05(b).

“Administrative Agent” shall mean DBNY, in its capacity as administrative agent for the Lenders, and shall include any successor administrative agent appointed pursuant to Article VIII.

“Administrative Questionnaire” shall mean an Administrative Questionnaire in the form of Exhibit A, or such other form as may be supplied from time to time by the Administrative Agent.

“Affiliate” shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with the Person specified; provided, however, that no Lender (nor any of its Affiliates) shall be deemed to be an Affiliate of the US Borrower or any of its subsidiaries by virtue of its capacity as a Lender hereunder.

“Agents” shall have the meaning assigned to such term in Article VIII.

“Aggregate Revolving Credit Exposure” shall mean, at any time, the aggregate amount of the First-Lien Lenders’ Revolving Credit Exposures at such time.

“Agreement” shall have the meaning assigned to such term in the preamble.

“Alternate Base Rate” shall mean, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, as the case may be.

“Alternative Currency” shall mean each currency (other than dollars) that is approved in accordance with Section 1.10.

“Applicable Percentage” shall mean, for any day, (a) with respect to any First-Lien Term Loan, a percentage per annum equal to (i) in the case of Eurodollar First-Lien Term Loans, 2.25% and (ii) in the case of ABR First-Lien Term Loans, 1.25%, less, in each case if (but only if) either (i) the Adjusted Consolidated Leverage Ratio as set forth in the most recent Pricing Certificate received by the Administrative Agent pursuant to Section 5.04(c) is less than 9.50 to 1.00, or (ii) the Moody’s Applicable Corporate Rating then most recently published is Ba3 or higher (with at least a stable outlook), 0.25%, (b) (i) with respect to any Eurodollar Second-Lien Term Loan, a percentage per annum equal to 2.50% and (ii) with respect to any ABR Second-Lien Term Loan, a percentage per annum equal to 1.50%, (c) with respect to any Swingline Loan, the applicable percentage per annum set forth below under the caption “ABR Spread”, (d) with respect to any Eurodollar Revolving Loan or ABR Revolving Loan, the applicable percentage per annum set forth below under the caption “Eurodollar Spread” or “ABR Spread” and (e) with respect to the Commitment Fee, the applicable percentage per annum set forth below under the caption “Fee Percentage”, as the case may be (in the case of clauses (c), (d) and (e) above, based upon the Adjusted Consolidated Leverage Ratio as of the relevant date of determination):

Adjusted Consolidated Leverage Ratio	Eurodollar Spread	ABR Spread	Fee Percentage
Category 1 Greater than 9.50 to 1.00	2.25%	1.25%	0.500%
Category 2 Less than or equal to 9.50 to 1.00 but greater than 8.50 to 1.00	2.00%	1.00%	0.500%
Category 3 Less than or equal to 8.50 to 1.00 but greater than 7.00 to 1.00	1.75%	0.75%	0.500%
Category 4 Less than or equal to 7.00 to 1.00	1.50%	0.50%	0.375%

In respect of clauses (a), (c), (d) and (e) of this definition, each change in the Applicable Percentage resulting from a change in the Adjusted Consolidated Leverage Ratio (or, in the case of clause (a) only, the Moody’s Applicable Corporate Rating) shall be effective on and after the date of delivery to the Administrative Agent of the Section 5.04 Financials and a Pricing Certificate indicating such change (or, in the case of clause (a) only, on and after the date of the then most recent Moody’s Applicable Corporate Rating is published) until and including the date immediately preceding the next date of delivery of such financial statements and the related Pricing Certificate indicating another such change (or, in the case of clause (a) only, the publication of a revised Moody’s Applicable Corporate Rating or the date Moody’s ceases to maintain or publish a Moody’s Applicable Corporate Rating (of any level)). Notwithstanding the foregoing, until the US Borrower shall have delivered the Section 5.04 Financials and the related Pricing Certificate covering a period that includes the first fiscal quarter of the US Borrower ended after the Closing Date, (I) in the case of clause (a), no effect shall be given to the proviso thereto and (II) in the case of clauses (c), (d) and (e), the Adjusted Consolidated Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Percentage. In addition, at the option of the Administrative Agent and the Required Lenders, (x) at any time during which the US Borrower has failed to deliver the Section 5.04 Financials or the related Pricing Certificate by the date required thereunder or (y) at any time after the occurrence and during the continuance of an Event of Default, then (A) in the case of clause (a), no effect shall be given to the proviso thereto and (B) in the case of clauses (c), (d) and (e), the Adjusted Consolidated Leverage Ratio shall be deemed to be in the then-existing Category for the purposes of determining the Applicable Percentage (but only for so long as such failure or Event of Default continues, after which the proviso in clause (a) shall be given effect, and in the case of clauses (c), (d) and (e), the Category shall be otherwise as determined as set forth above).

“Arrangers” shall mean (a) DBSI and Banc of America Securities LLC in their capacity as joint lead arrangers and joint bookrunners for the First-Lien Facilities and (b) DBSI and Credit Suisse in their capacity as joint lead arrangers and joint bookrunners for the Second-Lien Facility.

“Asset Sale” shall mean:

(a) the sale, conveyance, transfer or other disposition, whether in a single transaction or a series of related transactions, of property or assets (including by way of a Sale and Lease-Back Transaction) of the US Borrower or any of its Restricted Subsidiaries (each referred to in this definition as a “disposition”); or

(b) the issuance or sale of Equity Interests of any Restricted Subsidiary, whether in a single transaction or a series of related transactions;

in each case, other than:

(i) any disposition of Cash Equivalents or Investment Grade Securities or obsolete or worn out equipment in the ordinary course of business or any disposition of inventory or goods (or other assets) held for sale in the ordinary course of business;

(ii) the disposition of all or substantially all of the assets of the US Borrower and its Restricted Subsidiaries in a manner permitted pursuant to the provisions described above under Section 6.04 or any disposition that constitutes a Change of Control;

(iii) the making of any Restricted Payment or Permitted Investment that is permitted to be made, and is made, under Section 6.03;

(iv) any disposition of assets or issuance or sale of Equity Interests of a Restricted Subsidiary in any transaction or series of transactions with an aggregate fair market value of less than $50,000,000; provided that so long as any Second-Lien Loans are outstanding, the transactions described in this clause (iv) shall constitute an Asset Sale for purposes of the definition of Prepayment Asset Sale;

(v) any disposition of property or assets or issuance of securities (A) by a Restricted Subsidiary of the US Borrower to the US Borrower or (B) by the US Borrower or a Restricted Subsidiary of the US Borrower to another Restricted Subsidiary of the US Borrower; provided that in the case of any event described in clause (B) where the transferee or purchaser is not a Guarantor, then at the option of the US Borrower, either (1) such disposition shall constitute an Asset Sale for purposes of the definition of Prepayment Asset Sale or (2) the Net Cash Proceeds thereof, when aggregated with the amount of Permitted Investments made pursuant to clauses (a) and (c) of the definition thereof, shall not exceed the dollar amount set forth in the final proviso of such definition;

(vi) to the extent allowable under Section 1031 of the Code, any exchange of like property (excluding any boot thereon) for use in a Similar Business;

(vii) the sale, lease, assignment or sub-lease of any real or personal property in the ordinary course of business;

(viii) any issuance or sale of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary;

(ix) foreclosures on assets;

(x) sales of accounts receivable, or participations therein, in connection with any Receivables Facility;

(xi) any financing transaction with respect to property built or acquired by the US Borrower or any Restricted Subsidiary after the Closing Date, including Sale and Lease-Back Transactions and asset securitizations permitted under this Agreement;

(xii) sales of accounts receivable in connection with the collection or compromise thereof;

(xiii) transfers of property subject to casualty or condemnation proceedings (including in lieu thereof) upon the receipt of the net cash proceeds therefor; provided such transfer shall constitute a Property Loss Event;

(xiv) the abandonment of intellectual property rights in the ordinary course of business, which in the reasonable good faith determination of the US Borrower or a Restricted Subsidiary are not material to the conduct of the business of the US Borrower and its Restricted Subsidiaries taken as a whole;

(xv) voluntary terminations of Hedging Obligations; and

(xvi) any disposition of Specified Assets.

“Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent and, to the extent required by Section 9.04(b), consented to by the US Borrower, substantially in the form of Exhibit B or such other form as shall be reasonably approved by the Administrative Agent.

“Auto-Renewal Letter of Credit” shall have the meaning assigned to such term in Section 2.23(c).

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.

“Borrowers” shall have the meaning assigned to such term in the preamble.

“Borrowing” shall mean (a) Loans of the same Class and Type made, converted or continued on the same date and, except as provided in Section 2.10(b), in the case of Eurodollar Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan; provided that upon a DDTL Allocation, any newly-made Delayed Draw Term Loans shall be deemed to be part of the related Borrowing of the then outstanding Initial Term Loans to which such newly-made Delayed Draw Term Loans are added as contemplated by Section 2.10(b).

“Borrowing Request” shall mean a request by a Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit C, or such other form as shall be approved by the Administrative Agent.

“Broadcast License Subsidiary” shall mean a direct or indirect Restricted Subsidiary of the US Borrower that owns no material tangible assets other than FCC Licenses and related rights and has no material liabilities other than (a) liabilities arising under the Loan Documents to which it is a party and (b) trade payables incurred in the ordinary course of business, tax liabilities incidental to ownership of such rights and other liabilities incurred in the ordinary course of business, including those in connection with agreements necessary or desirable to operate a Station, including retransmission consent, affiliation, programming, syndication, time brokerage, joint sales, lease and similar agreements.

“Business Day” shall mean any day other than a Saturday, Sunday or day on which banks in New York City are generally authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan (including with respect to all notices and determinations in connection therewith and any payments of principal, interest or other amounts thereon), the term “Business Day” shall also exclude any day on which banks are generally not open for dealings in dollar deposits in the London interbank market.

“Capital Expenditures” shall mean, as to any Person for any period, the additions to property, plant and equipment and other capital expenditures of such Person and its subsidiaries that are (or should be) set forth in a consolidated statement of cash flows of the such Person.

“Capital Stock” shall mean:

(a) in the case of a corporation, corporate stock;

(b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

(d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Capitalized Lease Obligations” shall mean, as to any Person, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) of such Person in accordance with GAAP.

“Capitalized Software Expenditures” shall mean, as to any Person, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by a Person and its subsidiaries that are Restricted Subsidiaries during such period in respect of purchased software or internally developed software and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of such Person and such subsidiaries.

“Cash Equivalents” shall mean:

(a) dollars;

(b) (i) euro, or any national currency of any participating member state of the EMU; or

(ii) in the case of the US Borrower or a Restricted Subsidiary, such local currencies held by them from time to time in the ordinary course of business;

(c) securities issued or directly and fully and unconditionally guaranteed or insured by the U.S. government or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 24 months or less from the date of acquisition;

(d) certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any commercial bank having capital and surplus of not less than $500,000,000 in the case of U.S. banks and $100,000,000 (or the U.S. dollar equivalent as of the date of determination) in the case of non-U.S. banks;

(e) repurchase obligations for underlying securities of the types described in clauses (c) and (d) entered into with any financial institution meeting the qualifications specified in clause (d) above;

(f) commercial paper rated at least P-1 by Moody’s or at least A-1 by S&P and in each case maturing within 24 months after the date of creation thereof;

(g) marketable short-term money market and similar securities having a rating of at least P-2 or A-2 from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another Rating Agency) and in each case maturing within 24 months after the date of creation thereof;

(h) investment funds investing 95% of their assets in securities of the types described in clauses (a) through (g) above;

(i) readily marketable direct obligations issued by any state, commonwealth or territory of the United States or any political subdivision or taxing authority thereof having an Investment Grade Rating from either Moody’s or S&P with maturities of 24 months or less from the date of acquisition;

(j) Indebtedness or Preferred Stock issued by Persons with a rating of “A” or higher from S&P or “A2” or higher from Moody’s with maturities of 24 months or less from the date of acquisition;

(k) Investments with average maturities of 12 months or less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s; and

(l) solely for purposes of calculating the Consolidated Leverage Ratio and the Consolidated Secured Debt Ratio, the Equity Interests in Entravision Communications Corporation held by the Company on the Closing Date (or such lesser amount then held by the Company on any date of determination); provided that such common stock shall be valued at 90% of the average closing price over the last 30 trading days preceding on date of determination.

Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clauses (a) and (b) above, provided that such amounts are converted into any currency listed in clauses (a) and (b) as promptly as practicable and in any event within ten Business Days following the receipt of such amounts.

A “Change of Control” shall be deemed to have occurred if:

(a) the Permitted Investors cease to have the power, directly or indirectly, to vote or direct the voting of Equity Interests of the US Borrower representing a majority of the ordinary voting power for the election of directors (or equivalent governing body) of the US Borrower; provided that the occurrence of the foregoing event shall not be deemed a Change of Control if,

(i) any time prior to the consummation of a Qualified Public Offering, and for any reason whatsoever, (A) the Permitted Investors otherwise have the right, directly or indirectly, to designate (and do so designate) a majority of the board of directors of the US Borrower or (B) the Permitted Investors own, directly or indirectly, of record and beneficially an amount of Equity Interests of the US Borrower having ordinary voting power that is equal to or more than 50% of the amount of Equity Interests of the US Borrower having ordinary voting power owned, directly or indirectly, by the Permitted Investors of record and beneficially as of the Closing Date (determined by taking into account any stock splits, stock dividends or other events subsequent to the Closing Date that changed the amount of Equity Interests, but not the percentage of Equity Interests, held by the Permitted Investors) and such ownership by the Permitted Investors represents the largest single block of Equity Interests of the US Borrower having ordinary voting power held by any person or related group for purposes of Section 13(d) of the Securities Exchange Act of 1934, or

(ii) at any time after the consummation of a Qualified Public Offering, and for any reason whatsoever, (A) no “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 as in effect on the date hereof, but excluding any employee benefit plan of such Person and its subsidiaries, and any Person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), excluding the Permitted Investors, shall become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under such Act), directly or indirectly, of more than the greater of (x) 35% of outstanding Equity Interests of the US Borrower having ordinary voting power and (y) the percentage of the then outstanding Equity Interests of the US Borrower having ordinary voting power owned, directly or indirectly, beneficially and of record by the Permitted Investors, and (B) during each period of 12 consecutive months, a majority of the board of directors of the US Borrower shall consist of the Continuing Directors; or

(b) any change in control (or similar event, however denominated) with respect to the US Borrower or any Restricted Subsidiary shall occur under and as defined in the New Senior Notes Documentation to the extent the New Senior Notes constitute Material Indebtedness of the US Borrower or any Restricted Subsidiary; or

(c) at any time prior to the consummation of a Qualified Public Offering, Holdings shall directly own, beneficially and of record, less than 100% of the issued and outstanding Equity Interests of the US Borrower.

“Change in Law” shall mean (a) the adoption of any law, rule or regulation after the date of this Agreement or, in the case of an assignee, an adoption after the date such Person became a party to this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or, in the case of an assignee, a change after the date such Person became a party to this Agreement, or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.14, by any lending office of such Lender or by such Lender’s or Issuing Bank’s holding company, if any) with any request, guideline or directive of any Governmental Authority made or issued after the date the relevant Lender or Issuing Bank becomes a party to this Agreement.

“Charges” shall have the meaning assigned to such term in Section 9.09.

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Initial Term Loans, Delayed Draw Term Loans, Second-Lien Loans or Swingline Loans, and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Credit Commitment, Initial Term Loan Commitment, Delayed Draw Term Commitment, Second-Lien Commitment or Swingline Commitment; provided that upon a DDTL Allocation, such newly allocated Delayed Draw Term Loans shall be deemed to be a part of the same Class as the Initial Term Loans.

“Closing Date” shall mean March 29, 2007.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, or any legislation successor thereto.

“Collateral” shall mean all property and assets of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document, and shall include the Mortgaged Properties, but shall not include Equity Interests representing more than 65% of the total combined voting power of any Foreign Subsidiary.

“Collateral Agents” shall mean the First-Lien Collateral Agent and/or the Second-Lien Collateral Agent, as the context may require.

“Commitment Fee” shall have the meaning assigned to such term in Section 2.05(a).

“Commitments” shall mean the Revolving Credit Commitments, Initial Term Loan Commitments, Delayed Draw Commitments, Second-Lien Commitments and Swingline Commitment.

“Communications Act” shall mean the Communications Act of 1934, as amended.

“Company” shall have the meaning assigned to such term in the preamble.

“Confidential Information Memorandum” shall mean the Confidential Information Memorandum dated February 2007, relating to the syndication of the Credit Facilities.

“Consolidated” or “consolidated” with respect to any Person, unless otherwise specifically indicated, refers to such Person consolidated with the US Borrower and its Restricted Subsidiaries, and excludes from such consolidation any Unrestricted Subsidiary as if such Unrestricted Subsidiary were not an Affiliate of such Person.

“Consolidated Depreciation and Amortization Expense” shall mean, with respect to any Person, for any period, the total amount of depreciation and amortization expense, including the amortization of deferred financing fees and Capitalized Software Expenditures and amortization of unrecognized prior service costs and actuarial gains and losses related to pensions and other post-employment benefits, of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP.

“Consolidated First-Lien Debt” shall mean, at any time with respect to any Person and its subsidiaries, the total Indebtedness of such Person in respect of borrowed money, Capitalized Lease Obligations and purchase money Indebtedness, in each case, secured by a first-priority Lien on the assets of the US Borrower and/or its Restricted Subsidiaries determined on a consolidated basis, minus the amount of unrestricted cash and Cash Equivalents held by such Person and its Subsidiaries (other than cash and Cash Equivalents restricted in favor of the Administrative Agent or the Collateral Agents).

“Consolidated First-Lien Leverage Ratio” shall mean, with respect to the US Borrower and its Restricted Subsidiaries as of the end of any fiscal quarter of the US Borrower, the ratio of Consolidated First-Lien Debt on such date to EBITDA for the period of 4 consecutive fiscal quarters most recently ended on or prior to such date.

“Consolidated Indebtedness” shall mean, as of any date of determination, the sum, without duplication, of (a) the total amount of Indebtedness of the US Borrower and its Restricted Subsidiaries, plus (b) the greater of the aggregate liquidation value and maximum fixed repurchase price without regard to any change of control or redemption premiums of all Disqualified Stock of the US Borrower and the Restricted Guarantors and all Preferred Stock of its Restricted Subsidiaries that are not Guarantors, in each case, determined on a consolidated basis in accordance with GAAP.

“Consolidated Interest Expense” shall mean, with respect to any Person for any period, without duplication, the sum of:

(a) consolidated interest expense of such Person and its Restricted Subsidiaries for such period, to the extent such expense was deducted (and not added back) in computing Consolidated Net Income (including (i) amortization of original issue discount resulting from the issuance of Indebtedness at less than par, (ii) all commissions, discounts and other fees and charges owed with respect to letters of credit or bankers acceptances, (iii) non-cash interest expense (but excluding any non-cash interest expense attributable to the movement in the mark to market valuation of Hedging Obligations or other derivative instruments pursuant to GAAP), (iv) the interest component of Capitalized Lease Obligations, and (v) net payments, if any, pursuant to interest rate Hedging Obligations with respect to Indebtedness, and excluding (x) amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses, (y) any expensing of bridge, commitment and other financing fees and (z) commissions, discounts, yield and other fees and charges (including any interest expense) related to any Receivables Facility); plus

(b) consolidated capitalized interest of such Person and its Restricted Subsidiaries for such period, whether paid or accrued; less

(c) interest income of such Person and its Restricted Subsidiaries for such period.

For purposes of this definition, interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by the US Borrower to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP.

“Consolidated Leverage Ratio” shall mean, as of the date of determination, the ratio of (a) the Consolidated Indebtedness of the US Borrower and its Restricted Subsidiaries on such date less the amount of cash and Cash Equivalents in excess of any Restricted Cash that would be stated on the balance sheet of the US Borrower and its Restricted Subsidiaries and held by the US Borrower and its Restricted Subsidiaries as of such date of determination, as determined in accordance with GAAP, to (b) EBITDA of the US Borrower and its Restricted Subsidiaries for the most recently ended four fiscal quarters ending immediately prior to such date for which internal financial statements are available.

“Consolidated Net Income” shall mean, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, and otherwise determined in accordance with GAAP; provided, however, that (without duplication),

(a) any after-tax effect of extraordinary, non-recurring or unusual gains or losses (less all fees and expenses relating thereto) or expenses (including relating to the Transactions), severance, relocation costs and curtailments or modifications to pension and post-retirement employee benefit plans shall be excluded,

(b) the Net Income for such period shall not include the cumulative effect of a change in accounting principles during such period,

(c) any after-tax effect of income (loss) from disposed or discontinued operations and any net after-tax gains or losses on disposal of disposed, abandoned or discontinued operations shall be excluded,

(d) any after-tax effect of gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions other than in the ordinary course of business, as determined in good faith by the US Borrower, shall be excluded,

(e) the Net Income for such period of any Person that is not a Subsidiary, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, shall be excluded; provided, that Consolidated Net Income of such Person shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash) to such Person or a Subsidiary thereof that is the US Borrower or a Restricted Subsidiary in respect of such period,

(f) solely for the purpose of determining the amount available under clause (a) of the definition of Restricted Payment Applicable Amount, the Net Income for such period of any Restricted Subsidiary (other than any Guarantor) shall be excluded if the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of its Net Income is not at the date of determination wholly permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that Restricted Subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or similar distributions has been legally waived, provided, that Consolidated Net Income of the US Borrower will be increased by the amount of dividends or other distributions or other payments actually paid in cash (or to the extent converted into cash) to the US Borrower or a Restricted Subsidiary thereof in respect of such period, to the extent not already included therein,

(g) effects of purchase accounting adjustments (including the effects of such adjustments pushed down to such Person and such Subsidiaries) in component amounts required or permitted by GAAP, resulting from the application of purchase accounting in relation to the Transactions or any consummated acquisition or the amortization or write-off of any amounts thereof, net of taxes, shall be excluded,

(h) any after-tax effect of income (loss) from the early extinguishment of Indebtedness or Hedging Obligations or other derivative instruments shall be excluded,

(i) any impairment charge or asset write-off, in each case, pursuant to GAAP and the amortization of intangibles arising pursuant to GAAP shall be excluded,

(j) any non-cash compensation expense recorded from grants of stock appreciation or similar rights, stock options, restricted stock or other rights shall be excluded,

(k) any fees and expenses incurred during such period, or any amortization thereof for such period, in connection with the Transactions and any acquisition, Investment, Asset Sale, issuance or repayment of Indebtedness, issuance of Equity Interests, refinancing transaction or amendment or modification of any debt instrument (in each case, including any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed) and any charges or non-recurring merger costs incurred during such period as a result of any such transaction (including any amounts paid to the FCC within the three month period prior to the Closing Date) shall be excluded, and

(l) accruals and reserves that are established within twelve months after the Closing Date that are so required to be established as a result of the Transactions in accordance with GAAP shall be excluded.

Notwithstanding the foregoing, for the purpose of Section 6.03 only (other than paragraph (d) of the definition of Restricted Payment Available Amount), there shall be excluded from Consolidated Net Income any income arising from any sale or other disposition of Restricted Investments made by the US Borrower and its Restricted Subsidiaries, any repurchases and redemptions of Restricted Investments from the US Borrower and its Restricted Subsidiaries, any repayments of loans and advances which constitute Restricted Investments by the US Borrower or any of its Restricted Subsidiaries, any sale of the stock of an Unrestricted Subsidiary or any distribution or dividend from an Unrestricted Subsidiary, in each case only to the extent such amounts increase the amount of Restricted Payments permitted under paragraph (d) of the definition of Restricted Payment Available Amount.

“Consolidated Secured Debt Ratio” shall mean, as of the date of determination, the ratio of (a) the Consolidated Indebtedness of the US Borrower and its Restricted Subsidiaries on such date that is secured by Liens less the amount of cash and Cash Equivalents in excess of any Restricted Cash that would be stated on the balance sheet of the US Borrower and its Restricted Subsidiaries and held by the US Borrower and its Restricted Subsidiaries as of such date of determination, as determined in accordance with GAAP, to (b) EBITDA of the US Borrower and its Restricted Subsidiaries for the most recently ended four fiscal quarters ending immediately prior to such date for which internal financial statements are available.

“Contingent Obligations” shall mean, with respect to any Person, any obligation of such Person guaranteeing any leases, dividends or other obligations that, in each case, do not constitute Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,

(a) to purchase any such primary obligation or any property constituting direct or indirect security therefor,

(b) to advance or supply funds

(i) for the purchase of payment of any such primary obligation, or

(ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, or

(c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primarily obligor to make payment of such primary obligation against loss in respect thereof.

“Continuing Directors” shall mean the directors of the US Borrower on the Closing Date, as elected or appointed after giving effect to the Merger and the other transactions contemplated hereby, and each other director, if, in each case, such other director’s nomination for election to the board of directors of the US Borrower is recommended by a majority of the then Continuing Directors or such other director receives the vote of the Permitted Investors in his or her election by the stockholders of the US Borrower.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

“Credit Event” shall have the meaning assigned to such term in Section 4.01.

“Credit Facilities” shall mean the First-Lien Facilities and the Second-Lien Facility.

“Credit Increase” shall have the meaning assigned to such term in Section 2.24(a).

“Cure Amount” shall have the meaning assigned to such term in Section 7.02.

“Current Assets” shall mean, at any time, (a) the consolidated current assets (other than cash and Cash Equivalents) of the US Borrower and its Restricted Subsidiaries that would, in accordance with GAAP, be classified on a consolidated balance sheet of the US Borrower and its Restricted Subsidiaries as current assets at such date of determination, other than amounts related to current or deferred Taxes based on income or profits (but excluding assets held for sale, loans (permitted) to third parties, pension assets, deferred bank fees and derivative financial instruments) and (b) in the event that a Receivables Facility is accounted for off-balance sheet, (x) gross accounts receivable comprising part of the assets subject to such Receivables Facility less (y) collections against the amounts sold pursuant to clause (x).

“Current Liabilities” shall mean, at any time, the consolidated current liabilities of the US Borrower and its Restricted Subsidiaries at such time, but excluding, without duplication, (a) the current portion of any long-term Indebtedness, (b) outstanding Revolving Loans, L/C Exposure and Swingline Loans, (c) accruals of consolidated interest expense (excluding consolidated interest expense that is due and unpaid), (d) accruals for current or deferred Taxes based on income or profits and (e) accruals of any costs or expenses related to restructuring reserves to the extent permitted to be included in the calculation of EBITDA pursuant to clause (a)(v) thereof.

“DBNY” shall have the meaning assigned to such term in the preamble.

“DBSI” shall have the meaning assigned to such term in the preamble.

“DDTL Allocation” shall have the meaning assigned to such term in Section 2.10(b).

“Default” shall mean any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would constitute an Event of Default.

“Defaulting Lender” shall mean any Lender that (a) has failed (which failure has not been cured) to fund any portion of the Revolving Loans, Term Loans or participations in the L/C Exposure required to be funded by it hereunder on the date required to be funded by it hereunder, (b) has otherwise failed (which failure has not been cured) to pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder on the date when due, unless the subject of a good faith dispute, (c) has notified the Administrative Agent and/or the US Borrower that it does not intend to comply with the obligations under Sections 2.02, 2.22 or 2.23 or (d) is insolvent or is the subject of a bankruptcy or insolvency proceeding.

“Delayed Draw Expiration Date” shall mean October 20, 2008.

“Delayed Draw Facility Fee” shall have the meaning assigned to such term in Section 2.05(d).

“Delayed Draw Term Borrowing” shall mean a Borrowing comprised of Delayed Draw Term Loans.

“Delayed Draw Term Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Delayed Draw Term Loans hereunder as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Delayed Draw Term Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to (i) Section 2.13(b), (ii) Section 6.01(b)(xii) or (iii) assignments by or to such Lender pursuant to Section 9.04.

“Delayed Draw Term Lender” shall mean a Lender with a Delayed Draw Term Commitment or a Delayed Draw Term Loan.

“Delayed Draw Term Loan” shall mean the term loans made by the First-Lien Lenders to the US Borrower pursuant to Section 2.01(b).

“Designated Non-Cash Consideration” shall mean the fair market value of non-cash consideration received by the US Borrower or a Restricted Subsidiary in connection with an Asset Sale that is so designated as Designated Non-Cash Consideration pursuant to an Officer’s Certificate, setting forth the basis of such valuation, executed by the principal financial officer of the US Borrower, less the amount of cash or Cash Equivalents received in connection with a subsequent sale of or collection on such Designated Non-Cash Consideration.

“Designated Preferred Stock” shall mean Preferred Stock of the US Borrower, a Restricted Subsidiary or any direct or indirect parent corporation thereof (in each case other than Disqualified Stock) that is issued for cash (other than to the US Borrower or a Restricted Subsidiary or an employee stock ownership plan or trust established by the US Borrower or its Subsidiaries) and is so designated as Designated Preferred Stock, pursuant to an Officer’s Certificate executed by the principal financial officer of the US Borrower, on the issuance date thereof, the cash proceeds of which are excluded from the calculation set forth in the definition of Restricted Payment Applicable Amount.

“Disqualified Institutions” shall mean those institutions set forth on Schedule 1.01(b) hereto or any Persons who are competitors of the US Borrower and its subsidiaries as identified to the Administrative Agent from time to time.

“Disqualified Stock” shall mean, with respect to any Person, any Capital Stock of such Person which, by its terms, or by the terms of any security into which it is convertible or for which it is putable or exchangeable, or upon the happening of any event, matures or is mandatorily redeemable (other than solely for Capital Stock which is not Disqualified Stock) pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (in each case, other than solely as a result of a change of control or asset sale, so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale shall be subject to the occurrence of the Termination Date or such repurchase or redemption is otherwise permitted by this Agreement (including as a result of a waiver or amendment hereunder)), in whole or in part, in each case prior to the date 91 days after the Term Loan Maturity Date; provided, however, that if such Capital Stock is issued to any plan for the benefit of employees of the US Borrower or its subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Stock solely because it may be required to be repurchased in order to satisfy applicable statutory or regulatory obligations.

“Dollar Equivalent” shall mean, at any time, (a) with respect to any amount denominated in dollars, such amount and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in dollars as determined by the Issuing Bank at such time on the basis of the rate (as determined in accordance with Section 1.09 as of the date of the relevant determination) for the purchase of dollars with such Alternative Currency.

“dollars” or “$” shall mean lawful money of the United States of America.

“Domestic Subsidiaries” shall mean all subsidiaries incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

“EBITDA” shall mean, with respect to any Person for any period, the Consolidated Net Income of such Person and its Restricted Subsidiaries for such period

(a) increased (without duplication) by:

(i) provision for taxes based on income or profits or capital, including, without limitation, state, franchise and similar taxes, foreign withholding taxes and foreign unreimbursed value added taxes of such Person and such subsidiaries paid or accrued during such period deducted (and not added back) in computing Consolidated Net Income; provided that the aggregate amount of unreimbursed value added taxes to be added back for any four consecutive quarter period shall not exceed $2,000,000; plus

(ii) Fixed Charges of such Person and such subsidiaries for such period (including (x) net losses on Hedging Obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, (y) fees payable in respect of letters of credit and (z) costs of surety bonds in connection with financing activities, in each case, to the extent included in Fixed Charges) to the extent the same was deducted (and not added back) in calculating such Consolidated Net Income; plus

(iii) Consolidated Depreciation and Amortization Expense of such Person and such subsidiaries for such period to the extent the same were deducted (and not added back) in computing Consolidated Net Income; plus

(iv) any expenses or charges (other than depreciation or amortization expense) related to any Equity Offering, Permitted Investment, acquisition, disposition, recapitalization or the incurrence or repayment of Indebtedness permitted to be incurred under this Agreement (including a refinancing thereof) (whether or not successful), including (x) such fees, expenses or charges related to the offering of the New Senior Notes and the Credit Facilities, (y) any amendment or other modification of the Existing Senior Notes and the New Senior Notes and (z) commissions, discounts, yield and other fees and charges (including any interest expense) related to any Receivables Facility, and, in each case, deducted (and not added back) in computing Consolidated Net Income; plus

(v) other than for the purpose of determining the amount available for Restricted Payments under paragraph (a) of the definition of Restricted Payment Applicable Amount, the amount of any business optimization expense and restructuring charge or reserve deducted (and not added back) in such period in computing Consolidated Net Income, including any restructuring costs incurred in connection with acquisitions after the Closing Date, costs related to the closure and/or consolidation of facilities, retention charges, systems establishment costs, conversion costs and excess pension charges and consulting fees incurred in connection with any of the foregoing; plus

(vi) any other non-cash charges, including any write offs or write downs, reducing Consolidated Net Income for such period (provided that if any such non-cash charges represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from EBITDA in such future period to the extent paid, and excluding amortization of a prepaid cash item that was paid in a prior period); plus

(vii) the amount of any minority interest expense consisting of subsidiary income attributable to minority equity interests of third parties in any non-Wholly-Owned Subsidiary deducted (and not added back) in such period in calculating Consolidated Net Income; plus

(viii) other than for the purpose of determining the amount available for Restricted Payments under paragraph (a) of the definition of Restricted Payment Applicable Amount, the amount of management, monitoring, consulting, transaction and advisory fees and related expenses paid in such period to the Sponsors to the extent otherwise permitted under Section 6.06 deducted (and not added back) in computing Consolidated Net Income; plus

(ix) the amount of loss on sale of receivables and related assets to the Receivables Subsidiary in connection with a Receivables Facility deducted (and not added back) in computing Consolidated Net Income; plus

(x) any costs or expense deducted (and not added back) in computing Consolidated Net Income by such Person or any such subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that such cost or expenses are funded with cash proceeds contributed to the capital of the US Borrower or net cash proceeds of an issuance of Equity Interest of the US Borrower (other than Disqualified Stock) solely to the extent that such net cash proceeds are excluded from the calculation set forth in the definition of Restricted Payment Applicable Amount; plus

(xi) (A) other than for the purpose of determining the amount available for Restricted Payments under clause (a) of the definition of Restricted Payment Applicable Amount, any costs or expense (other than those described in clause (B) below) deducted (and not added back) in computing Consolidated Net Income by such Person or any such Subsidiary relating to the defense of the pending litigation proceedings with Televisa, S.A. de C.V. and any future claims related thereto and (B) any program license fee overcharges and any program license fee payments under protest in connection with such litigation, in each case deducted (and not added back) in computing Consolidated Net Income; provided that, with respect to this clause (B) only, if either (1) a final decision shall have been determined and such decision either is not subject to appeal or an appeal of such decision is not filed by such Person with 30 days of such decision or (2) such litigation has been settled by the parties, then EBITDA shall be increased by the amount of such program license fee overcharges and such program license payments under protest less the amount, if any, of any of such payments which are retained by Televisa, S.A. De C.V. or its Affiliates pursuant to the decision or settlement;

(b) decreased by (without duplication) (i) non-cash gains increasing Consolidated Net Income of such Person and such subsidiaries for such period, excluding any non-cash gains to the extent they represent the reversal of an accrual or reserve for a potential cash item that reduced EBITDA in any prior period and (ii) the minority interest income consisting of subsidiary losses attributable to minority equity interests of third parties in any non-Wholly-Owned Subsidiary to the extent such minority interest income is included in Consolidated Net Income; and

(c) increased or decreased by (without duplication):

(i) any net gain or loss resulting in such period from Hedging Obligations and the application of Statement of Financial Accounting Standards No. 133 and International Accounting Standards No. 39 and their respective related pronouncements and interpretations; plus or minus, as applicable,

(ii) any net gain or loss resulting in such period from currency translation gains or losses related to currency remeasurements of indebtedness (including any net loss or gain resulting from hedge agreements for currency exchange risk).

“ECF Percentage” shall mean, with respect to any fiscal year, 50%; provided, however, if the Adjusted Consolidated Leverage Ratio as of the end of a fiscal year is (a) less than or equal to 6.00 to 1.00 but greater than 5.00 to 1.00, then the ECF Percentage with respect to such fiscal year shall mean 25% and (b) less than or equal to 5.00 to 1.00, then the ECF Percentage with respect to such fiscal year shall mean 0%.

“Eligible Assignee” shall have the meaning assigned to such term in Section 9.04(b).

“EMU” shall mean economic and monetary union as contemplated in the Treaty on European Union.

“Environmental Laws” shall mean all applicable Federal, state, local and foreign laws (including common law), treaties, regulations, rules, ordinances, codes, decrees, judgments, directives and orders (including consent orders), having the force and effect of law, in each case. relating to protection of the environment, natural resources, or to human health and safety as it relates to environmental protection.

“Equity Cure Proceeds” shall mean the proceeds received by the US Borrower in respect of any Cure Amount.

“Equity Interests” shall mean Capital Stock and all warrants, options or other rights to acquire Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock.

“Equity Investment” shall have the meaning assigned to such term in the recitals.

“Equity Offering” shall mean any public or private sale of common stock or Preferred Stock of the US Borrower or of a direct or indirect parent of the US Borrower (excluding Disqualified Stock), other than:

(a) public offerings with respect to any such Person’s common stock registered on Form S-8;

(b) issuances to the US Borrower or any subsidiary of the US Borrower; and

(c) any such public or private sale that constitutes an Excluded Contribution.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that is under common control with any Loan Party under Section 414 of the Code or Section 4001 of ERISA.

“ERISA Event” shall mean (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, but excluding any event for which the 30-day notice period is waived, with respect to a Pension Plan, (b) any “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, or the failure to satisfy any statutory funding requirement that results in a Lien, with respect to a Pension Plan, (c) the incurrence by any Loan Party or an ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Pension Plan or the withdrawal or partial withdrawal of any Loan Party or an ERISA Affiliate from any Pension Plan or Multiemployer Plan, (d) the filing or a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the receipt by any

Loan Party or any ERISA Affiliate from the PBGC or a plan administrator of any notice of intent to terminate any Pension Plan or Multiemployer Plan or to appoint a trustee to administer any Pension Plan, (e) the adoption of any amendment to a Pension Plan that would require the provision of security pursuant to the Code, ERISA or other applicable law, (f) the receipt by any Loan Party or any ERISA Affiliate of any notice concerning statutory liability arising from the withdrawal or partial withdrawal of any Loan Party or any ERISA Affiliate from a Multiemployer Plan or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA, (g) the occurrence of a “prohibited transaction” (within the meaning of Section 4975 of the Code) with respect to which the US Borrower or any Restricted Subsidiary is a “disqualified person” (within the meaning of Section 4975 of the Code) or with respect to which the US Borrower or any Restricted Subsidiary could reasonably be expected to have any liability, (h) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of any Pension Plan or Multiemployer Plan or the appointment of a trustee to administer any Pension Plan or (i) any other extraordinary event or condition with respect to a Pension Plan or Multiemployer Plan which could reasonably be expected to result in a Lien or any acceleration of any statutory requirement to fund all or a substantial portion of the unfunded accrued benefit liabilities of such plan.

“euro” shall mean the single currency of participating member states of the EMU.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” shall have the meaning assigned to such term in Article VII.

“Excess Cash Flow” shall mean, for any fiscal year of the US Borrower, the excess of:

(a) the sum, without duplication, of

(i) EBITDA;

(ii) reductions to working capital of the US Borrower and its Restricted Subsidiaries (i.e., the decrease, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year), but excluding any such reductions in working capital arising from the acquisition of any Person by the US Borrower and/or the Restricted Subsidiaries;

(iii) foreign currency translation gains received in cash related to currency remeasurements of indebtedness (including any net cash gain resulting from hedge agreements for currency exchange risk), to the extent not otherwise included in calculating EBITDA;

(iv) net cash gains resulting in such period from Hedging Obligations and the application of Statement of Financial Accounting Standards No. 133 and International Accounting Standards No. 39 and their respective pronouncements and interpretations;

(v) extraordinary, unusual or nonrecurring cash gains (other than gains on Asset Sales), to the extent not otherwise included in calculating EBITDA; and

(vi) to the extent not otherwise included in calculating EBITDA, cash gains from any sale or disposition outside the ordinary course of business;

minus

(b) the sum, without duplication, of

(i) the amount of any Taxes, including Taxes based on income, profits or capital, state, franchise and similar Taxes, foreign withholding Taxes and foreign unreimbursed value added Taxes (to the extent added in calculating EBITDA), and including penalties and interest on any of the foregoing, in each case, payable in cash by the US Borrower and its Restricted Subsidiaries (to the extent not otherwise deducted in calculating EBITDA), including payments made pursuant to any tax sharing agreements or arrangements among the US Borrower, its Restricted Subsidiaries and any direct or indirect parent company of the US Borrower (so long as such tax sharing payments are attributable to the operations of the US Borrower and its Restricted Subsidiaries);

(ii) Consolidated Interest Expense, including costs of surety bonds in connection with financing activities (to the extent included in Consolidated Interest Expense), to the extent payable in cash and not otherwise deducted in calculating EBITDA;

(iii) foreign currency translation losses payable in cash related to currency remeasurements of indebtedness (including any net cash loss resulting from hedge agreements for currency risk), to the extent not otherwise deducted in calculating EBITDA;

(iv) without duplication of amounts deducted pursuant to clause (xviii) below in a prior fiscal year, Capital Expenditures of the US Borrower and its subsidiaries made in cash, to the extent financed with Internally Generated Cash;

(v) repayments of long-term Indebtedness (including (A) the principal component of Capitalized Lease Obligations and (B) the amount of repayment of Loans pursuant to Section 2.11 and, to the extent made with the Net Cash Proceeds of a Prepayment Asset Sale that resulted in an increase to Consolidated Net Income and not in excess of the amount of such increase, Section 2.13(b), but excluding all other prepayments of the Loans), made by the US Borrower and its Restricted Subsidiaries, but only to the extent that such repayments (x) by their terms cannot be reborrowed or redrawn and (y) are not financed with the proceeds of long-term Indebtedness (other than revolving Indebtedness);

(vi) additions to working capital (i.e., the increase, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year), but excluding any such additions to working capital arising from the acquisition of any Person by the US Borrower and/or the Restricted Subsidiaries;

(vii) without duplication of amounts deducted pursuant to clause (xviii) below in a prior fiscal year, the amount of Investments made by the US Borrower and its Restricted Subsidiaries pursuant to Section 6.03 (other than Permitted Investments in (x) Cash Equivalents and Government Securities and (y) the US Borrower or any of its Restricted Subsidiaries), in cash, to the extent such Investments were financed with Internally Generated Cash;

(viii) letter of credit fees paid in cash, to the extent not otherwise deducted in calculating EBITDA;

(ix) extraordinary, unusual or nonrecurring cash charges, to the extent not otherwise deducted in calculating EBITDA;

(x) cash fees and expenses incurred in connection with the Transactions, any Investment permitted under Section 6.03, any disposition not prohibited under Section 6.05, any recapitalization, any Equity Offering, the issuance of any Indebtedness or any exchange, refinancing or other early extinguishment of Indebtedness permitted by this Agreement (in each case, whether or not consummated);

(xi) cash charges added to EBITDA pursuant to clauses (a)(v), (ix) and (xi) thereof;

(xii) the amount of management, monitoring, consulting and advisory fees and related expenses paid to the Sponsors permitted by Section 6.06, to the extent not otherwise deducted in calculating EBITDA;

(xiii) the amount of Restricted Payments made by the US Borrower to the extent permitted by clauses (iv), (xi) and (xv) (but, with respect to Section 6.03(b)(xv)(H), only to the extent such amounts would have been permitted to be deducted under clause (b) of this definition if the US Borrower or Restricted Subsidiary had instead made such Investment) of Section 6.03(b) to the extent that such Restricted Payments were financed with Internally Generated Cash;

(xiv) cash expenditures in respect of Hedging Obligations (including net cash losses resulting in such period from Hedging Obligations and the application of Statement of Financial Accounting Standards No. 133 and International Accounting Standards No. 39 and their respective pronouncements and interpretations), to the extent not otherwise deducted in calculating EBITDA;

(xv) to the extent added to Consolidated Net Income, cash losses from any sale or disposition outside the ordinary course of business;

(xvi) cash payments by the US Borrower and its Restricted Subsidiaries in respect of long-term liabilities (other than Indebtedness) of the US Borrower and its Restricted Subsidiaries;

(xvii) the aggregate amount of expenditures actually made by the US Borrower and its Restricted Subsidiaries in cash (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed; and

(xviii) without duplication of amounts deducted from Excess Cash Flow in a prior fiscal year, the aggregate consideration required to be paid in cash by the US Borrower and its Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such fiscal year relating to Investments permitted under Section 6.03 (other than Investments in (x) Cash Equivalents and Government Securities and (y) the US Borrower or any of its Restricted Subsidiaries) or Capital Expenditures to be consummated or made during the period of 4 consecutive fiscal quarters of the US Borrower following the end of such fiscal year provided that to the extent the aggregate amount of Internally Generated Cash actually utilized to finance such Capital Expenditures or Investments during such period of 4 consecutive fiscal quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of 4 consecutive fiscal quarters.

“Excluded Contributions” shall mean net cash proceeds, marketable securities or Qualified Proceeds received by or contributed to the US Borrower (other than Equity Cure Proceeds) from,

(a) contributions to its common equity capital, and

(b) the sale (other than to the US Borrower or a Subsidiary of the US Borrower or to any management equity plan or stock option plan or any other management or employee benefit plan or agreement of the US Borrower or a Subsidiary of the US Borrower) of Capital Stock (other than Disqualified Stock and Designated Preferred Stock) of the US Borrower,

in each case, designated as Excluded Contributions pursuant to an Officer’s Certificate on the date such capital contributions are made or the date such Equity Interests are sold, as the case may be, which are excluded from the calculation of the Restricted Payment Applicable Amount.

“Excluded Subsidiary” shall mean (a) any subsidiary that is not a Wholly-Owned Subsidiary (unless such non-Wholly-Owned Subsidiary is a product of a restructuring as a result of FCC attribution rules), (b) any Immaterial Subsidiary, (c) any subsidiary that is prohibited by applicable law or contractual obligations from guaranteeing the Obligations, (d) any Restricted Subsidiary acquired pursuant to an acquisition permitted by Section 6.03 financed with secured Indebtedness permitted to be incurred pursuant to Section 6.01(b)(xi) (but only to the extent such Indebtedness is otherwise permitted to be secured under clause (u) of the definition of Permitted Liens) and Section 6.01(b)(xviii) and each Restricted Subsidiary thereof that guarantees such Indebtedness; provided that each such Restricted Subsidiary shall cease to be an Excluded Subsidiary under this clause (d) if such secured Indebtedness is repaid or becomes unsecured or if such Restricted Subsidiary ceases to guarantee such secured Indebtedness, as applicable, (e) any other subsidiary with respect to which, in the reasonable judgment of the Administrative Agent, the cost or other consequences of providing a guarantee of the Obligations shall be excessive in view of the benefits to be obtained by the Lenders therefrom (it being agreed that the cost and other consequences of a Foreign Subsidiary providing a guarantee are excessive in view of the benefits) and (f) any Receivables Subsidiary.

“Excluded Taxes” shall mean, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, (a) income Taxes imposed on (or measured by) its income and franchise (and similar) Taxes imposed on it in lieu of income Taxes pursuant to the laws of the jurisdiction in which such recipient is organized or in which the principal office or applicable lending office of such recipient is located (or any political subdivision thereof), (b) any branch profits Taxes imposed by the United States of America or any similar Tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a recipient (other than an assignee pursuant to a request by the US Borrower under Section 2.21(a)), any withholding Tax that (i) is imposed on amounts payable to such recipient at the time such recipient becomes a party to this Agreement (or designates a new lending office) or (ii) is attributable to such recipient’s failure to comply with Section 2.20(e), (f) or (g), as applicable, except in the case of clause (i) to the extent that such recipient (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrowers with respect to such withholding tax pursuant to Section 2.20(a).

“Existing Debt” shall mean Indebtedness (other than letters of credit which constitute Existing Letters of Credit) outstanding under that certain Credit Agreement dated as of March 17, 2006 by and among the Company and the Subsidiary Borrower, as borrowers, the subsidiaries of the Company party thereto, the lenders from time to time party thereto, Bank of America, N.A., as administrative agent and L/C Issuer, and the other agents party thereto.

“Existing Letters of Credit” shall mean all letters of credit outstanding on the Closing Date as more fully described on Schedule 1.01(c).

“Existing Senior Notes” shall mean the Company’s (i) 7.85% Senior Notes due 2011, (ii) 3.5% Senior Notes due 2007 and (iii) 3.875% Senior Notes due 2008 (and includes any Refinancing Indebtedness in respect thereof permitted by Section 6.01 (without duplication of amounts otherwise permitted by clause (b)(iii) thereof) and any notes issued in exchange or replacement thereof on substantially identical terms).

“Existing Senior Notes Documentation” shall mean any indenture and/or agreement governing the Existing Senior Notes and any documentation delivered pursuant thereto.

“FCC” shall mean the Federal Communications Commission or any successor thereto.

“FCC Licenses” shall mean any licenses, permits and authorizations issued by the FCC to the US Borrower or any of its Restricted Subsidiaries in connection with the operation of the Stations.

“Federal Funds Effective Rate” shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Fee Letter” shall mean the Fee Letter, dated the Closing Date, among the US Borrower and DBNY.

“Fees” shall mean the Commitment Fee, the Delayed Draw Facility Fee, the Administration Fee, the L/C Participation Fee and the Issuing Bank Fee.

“Financial Officer” of any Person shall mean the chief executive officer, chief financial officer, any vice president, principal accounting officer, treasurer, assistant treasurer or controller of such Person.

“First-Lien Agents” shall have the meaning assigned to such term in Article VIII.

“First-Lien Collateral” shall mean the Collateral securing the First-Lien Secured Obligations.

“First-Lien Collateral Agent” shall mean DBNY, in its capacity as collateral agent for the First-Lien Secured Parties, and shall include any successor collateral agent appointed pursuant to Article VIII.

“First-Lien Facilities” shall mean the revolving credit, swingline and letter of credit facilities provided hereunder, and the term loan facilities contemplated by Section 2.01(a) and (b) and Section 2.24, if any.

“First-Lien Guarantee and Collateral Agreement” shall mean the First-Lien Guarantee and Collateral Agreement, substantially in the form of Exhibit D-1, among the Loan Parties party thereto and the First-Lien Collateral Agent for the benefit of the First-Lien Secured Parties (and, to the extent provided therein, for the benefit of the holders of the Existing Senior Notes).

“First-Lien Intellectual Property Security Agreement” shall mean any of the following agreements executed on or after the Closing Date (a) a Trademark Security Agreement substantially in the form of Exhibit F-A1, (b) a Patent Security Agreement substantially in the form of Exhibit F-A2 or (c) a Copyright Security Agreement substantially in the form of Exhibit F-A3.

“First-Lien Lenders” shall mean (a) the Persons listed on Schedule 2.01 under the heading “First-Lien Facilities” (other than any such Person that has ceased to be a party hereto pursuant to an Assignment and Acceptance or pursuant to Section 2.21(a)) and (b) any Person that has become a party hereto pursuant to an Assignment and Acceptance in respect of the First-Lien Facilities. Unless the context indicates otherwise, the term “First-Lien Lenders” shall include the Swingline Lender.

“First-Lien Mortgages” shall mean the mortgages, deeds of trust and other security documents granting a Lien on any fee owned real property or interest therein to secure the First-Lien Secured Obligations, each in a form reasonably satisfactory to the First-Lien Collateral Agent.

“First-Lien Obligations” shall mean all Obligations in respect of the First-Lien Facilities.

“First-Lien Secured Obligations” shall mean all obligations defined as “Obligations” in the First-Lien Guarantee and Collateral Agreement and the other First-Lien Security Documents.

“First-Lien Secured Parties” shall mean the “Secured Parties” as defined in the First-Lien Guarantee and Collateral Agreement.

“First-Lien Security Documents” shall mean the First-Lien Mortgages, First-Lien Guarantee and Collateral Agreement, the Intercreditor Agreement and the First-Lien Intellectual Property Security Agreements and each of the other instruments and documents executed and delivered with respect to the First-Lien Collateral pursuant to Section 5.09.

“Fixed Charges” shall mean, with respect to any Person for any period, the sum, without duplication, of:

(a) Consolidated Interest Expense of such Person and Restricted Subsidiaries for such period; plus

(b) all cash dividends or other distributions paid to any Person other than such Person or any such Subsidiary (excluding items eliminated in consolidation) on any series of Preferred Stock of the US Borrower or a Restricted Subsidiary during such period; plus

(c) all cash dividends or other distributions paid to any Person other than such Person or any such Subsidiary (excluding items eliminated in consolidation) on any series of Disqualified Stock of the US Borrower or a Restricted Subsidiary during such period.

“Foreign Lender” shall mean any Lender or Issuing Bank that is organized under the laws of a jurisdiction other than that in which the US Borrower is located, unless such Lender or Issuing Bank is a disregarded entity for U.S. federal income tax purposes owned by a non-disregarded U.S. entity. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Plan” shall mean any pension plan, fund or other similar program (other than a government-sponsored plan) that (a) primarily covers employees of any Loan Party and/or any of its Restricted Subsidiaries who are employed outside of the United States and (b) is subject to any statutory funding requirement as to which the failure to satisfy results in a Lien or other statutory requirement permitting any governmental authority to accelerate the obligation of the US Borrower or any Restricted Subsidiary to fund all or a substantial portion of the unfunded, accrued benefit liabilities of such plan.

“Foreign Subsidiary” shall mean any subsidiary that is not a Domestic Subsidiary.

“Foreign Subsidiary Total Assets” shall mean the total assets of Foreign Subsidiaries of the US Borrower, determined on a consolidated basis in accordance with GAAP, as of the most recent balance sheet of the US Borrower.

“GAAP” shall mean United States generally accepted accounting principles.

“Government Securities” shall mean securities that are:

(a) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged; or

(b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such Government Securities or a specific payment of principal of or interest on any such Government Securities held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Securities or the specific payment of principal of or interest on the Government Securities evidenced by such depository receipt.

“Governmental Authority” shall mean the government of the United States of America or any other nation, any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Granting Lender” shall have the meaning assigned to such term in Section 9.04(i).

“Guarantee and Collateral Agreements” shall mean the First-Lien Guarantee and Collateral Agreement and/or the Second-Lien Guarantee and Collateral Agreement, as the context may require.

“Guarantors” shall mean Holdings and the Subsidiary Guarantors.

“Hazardous Materials” shall mean any material, substance or waste classified, characterized or regulated as “hazardous,” “toxic,” “pollutant” or “contaminant” under any Environmental Laws.

“Hedging Obligations” shall mean, with respect to any Person, the obligations of such Person under any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, commodity swap agreement, commodity cap agreement, commodity collar agreement, foreign exchange contract, currency swap agreement or similar agreement providing for the transfer of mitigation of interest rate or currency risks either generally or under specific contingencies.

“Holdings” shall have the meaning assigned to such term in the recitals and shall include any successors to such Person or assigns.

“Immaterial Subsidiary” shall mean all Restricted Subsidiaries of the US Borrower (other than (a) the Subsidiary Borrower, (b) any Broadcast License Subsidiary or (c) any other

Restricted Subsidiary that holds FCC Licenses) for which (i) on the Closing Date, (A) the assets of such Restricted Subsidiary constitute less than 2.5% of the total assets of the US Borrower and its Restricted Subsidiaries on a consolidated basis and (B) the EBITDA of such Restricted Subsidiary accounts for less than 2.5% of the EBITDA of the US Borrower and its Restricted Subsidiaries on a consolidated basis and (ii) thereafter, (A) the assets of all relevant Restricted Subsidiaries constitute 5% or less than the total assets of the US Borrower and its Restricted Subsidiaries on a consolidated basis, and (B) the EBITDA of all relevant Restricted Subsidiaries accounts for less than 5.0% of the EBITDA of the US Borrower and its Restricted Subsidiaries on a consolidated basis.

“Incremental Amendment” shall have the meaning assigned to such term in Section 2.24(b).

“Incremental Facility Closing Date” shall have the meaning assigned to such term in Section 2.24(b).

“Incremental Term Loans” shall have the meaning assigned to such term in Section 2.24(a).

“Indebtedness” shall mean, with respect to any Person, without duplication:

(a) any indebtedness (including principal and premium) of such Person, whether or not contingent

(i) in respect of borrowed money;

(ii) evidenced by bonds, notes, debentures or similar instruments or letters of credit or bankers’ acceptances (or, without duplication, reimbursement agreements in respect thereof);

(iii) representing the balance deferred and unpaid of the purchase price of any property (including Capitalized Lease Obligations), except (A) any such balance that constitutes a trade payable or similar obligation to a trade creditor, in each case accrued in the ordinary course of business and (B) liabilities accrued in the ordinary course of business; or

(iv) representing any Hedging Obligations;

if and to the extent that any of the foregoing Indebtedness (other than letters of credit, bankers’ acceptances and Hedging Obligations) would appear as a liability upon a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP;

(b) to the extent not otherwise included, any obligation by such Person to be liable for, or to pay, as obligor, guarantor or otherwise, on the obligations of the type referred to in clause (a) of a third Person (whether or not such items would appear upon the balance sheet of such obligor or guarantor), other than by endorsement of negotiable instruments for collection in the ordinary course of business; and

(c) to the extent not otherwise included, the obligations of the type referred to in clause (a) of a third Person secured by a Lien on any asset owned by such first Person, whether or not such Indebtedness is assumed by such first Person;

provided, however, that notwithstanding the foregoing, Indebtedness shall be deemed not to include (x) Contingent Obligations incurred in the ordinary course of business and (y) obligations under or in respect of Receivables Facilities. The amount of Indebtedness of any person under clause (c) above shall be deemed to equal the lesser of (x) the aggregate unpaid amount of such Indebtedness secured by such Lien and (y) the fair market value of the property encumbered thereby as determined by such person in good faith.

“Indemnified Taxes” shall mean Taxes other than Excluded Taxes and Other Taxes.

“Indemnitee” shall have the meaning assigned to such term in Section 9.05(b).

“Independent Financial Advisor” shall mean an accounting, appraisal, investment banking firm or consultant to Persons engaged in Similar Businesses of nationally recognized standing that is, in the good faith judgment of the US Borrower, qualified to perform the task for which it has been engaged.

“Initial Term Borrowing” shall mean a Borrowing comprised of Initial Term Loans.

“Initial Term Loan” shall mean the term loans made by the First-Lien Lenders to the US Borrower pursuant to Section 2.01(a).

“Initial Term Loan Commitment” shall mean, with respect to each First-Lien Lender, the commitment of such First-Lien Lender to make Initial Term Loans hereunder as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Initial Term Loan Commitment or Initial Term Loans, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

“Initial Term Loan Lender” shall mean a First-Lien Lender with an Initial Term Loan Commitment or an outstanding Initial Term Loan.

“Intellectual Property Security Agreement” shall mean any First-Lien Intellectual Property Security Agreement and/or Second-Lien Intellectual Property Security Agreement, as the context may require.

“Intercompany Subordination Agreement” shall mean the Intercompany Subordination Agreement, substantially in the form attached as Exhibit G.

“Intercreditor Agreement” shall mean the Intercreditor Agreement, substantially in the form of Exhibit H, among the US Borrower, Holdings, the subsidiaries of the US Borrower from time to time party thereto and the Collateral Agents.

“Interest Payment Date” shall mean (a) with respect to any ABR Loan (including any Swingline Loan), the last day of each March, June, September and December, commencing June

30, 2007 and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to such Loan and, in the case of a Eurodollar Borrowing with an Interest Period of more than 3 months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of 3 months’ duration been applicable to such Borrowing.

“Interest Period” shall mean, except as otherwise provided in Section 2.10(b), with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 (or 9 or 12, if agreed to by all of the relevant Lenders) months thereafter, as the relevant Borrower may elect; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Internally Generated Cash” shall mean any amount expended by the US Borrower and its Restricted Subsidiaries and not representing (a) a reinvestment by the US Borrower or any Restricted Subsidiaries of the Net Cash Proceeds of any Prepayment Asset Sale outside the ordinary course of business or Property Loss Event, (b) the proceeds of any issuance of long-term Indebtedness of the US Borrower or any Restricted Subsidiary (other than Indebtedness under any revolving credit facility) or (c) any credit received by the US Borrower or any Restricted Subsidiary with respect to any trade in of property for substantially similar property or any “like kind exchange” of assets.

“Investment Grade Rating” shall mean a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by any other Rating Agency.

“Investment Grade Securities” shall mean:

(a) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (other than Cash Equivalents);

(b) debt securities or debt instruments with an Investment Grade Rating, but excluding any debt securities or instruments constituting loans or advances among the US Borrower and its subsidiaries;

(c) investments in any fund that invests exclusively in investments of the type described in clauses (a) and (b) which fund may also hold immaterial amounts of cash pending investment or distribution; and

(d) corresponding instruments in countries other than the United States customarily utilized for high quality investments.

“Investments” shall mean, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of loans (including guarantees), advances, issuances of letters of credit or similar financial accommodations or capital contributions (excluding accounts receivable, trade credit, advances to customers, commission, travel and similar advances to directors, officers and employees, in each case made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities issued by any other Person and investments that are required by GAAP to be classified on the balance sheet (excluding the footnotes) of such Person in the same manner as the other investments included in this definition to the extent such transactions involve the transfer of cash or other property. For purposes of the definition of “Unrestricted Subsidiary” and Section 6.03:

(a) “Investments” shall include the portion (proportionate to the US Borrower’s direct or indirect equity interest in such subsidiary) of the fair market value of the net assets of a subsidiary of the US Borrower at the time that such subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such subsidiary as a Restricted Subsidiary, the US Borrower or applicable Restricted Subsidiary shall be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if positive) equal to:

(i) the US Borrower’s direct or indirect “Investment” in such subsidiary at the time of such redesignation; less

(ii) the portion (proportionate to the US Borrower’s direct or indirect equity interest in such subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation; and

(b) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the US Borrower.

“Issuing Bank” shall mean, as the context may require, (a) DBNY, acting through any of its Affiliates or branches, in its capacity as the issuer of Letters of Credit hereunder, (b) Bank of America, N.A., in respect of the Existing Letters of Credit and (c) any other Person that may become an Issuing Bank pursuant to Section 2.23(i) or 2.23(k), with respect to Letters of Credit issued at the time such Person was a Lender. The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates or branches of the Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate or branch with respect to Letters of Credit issued by such Affiliate or branch.

“Issuing Bank Fees” shall have the meaning assigned to such term in Section 2.05(c).

“Junior Financing” shall mean any Subordinated Indebtedness (including any Permitted Senior Subordinated Debt) which is Material Indebtedness.

“Junior Financing Documentation” shall mean any indenture and/or other agreement pertaining to Junior Financing and all documentation delivered pursuant thereto.

“L/C Backstop” shall mean, in respect of any Letter of Credit, (a) a letter of credit delivered to the Issuing Bank which may be drawn by the Issuing Bank to satisfy any obligations of the Borrowers in respect of such Letter of Credit or (b) cash or Cash Equivalents deposited with the Issuing Bank to satisfy any obligation of the Borrowers in respect of such Letter of Credit, in each case, on terms and pursuant to arrangements (including, if applicable, any appropriate reimbursement agreement) reasonably satisfactory to the respective Issuing Bank.

“L/C Commitment” shall mean the commitment of an Issuing Bank to issue Letters of Credit pursuant to Section 2.23.

“L/C Disbursement” shall mean a payment or disbursement made by an Issuing Bank pursuant to a Letter of Credit.

“L/C Exposure” shall mean, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time and (b) the aggregate principal amount of all L/C Disbursements that have not yet been reimbursed at such time, in each case, calculated using the Dollar Equivalent at such time of all outstanding Letters of Credit denominated in an Alternative Currency. The L/C Exposure of any Revolving Credit Lender at any time shall equal its Pro Rata Percentage of the aggregate L/C Exposure at such time.

“L/C Participation Fee” shall have the meaning assigned to such term in Section 2.05(c).

“Lenders” shall mean the First-Lien Lenders and the Second-Lien Lenders.

“Letter of Credit” shall mean any letter of credit issued (or, in the case of an Existing Letter of Credit, deemed issued) pursuant to Section 2.23.

“Letter of Credit Application” shall have the meaning assigned to such term in Section 2.23(b).

“Letter of Credit Expiration Date” shall have the meaning assigned to such term in Section 2.23(c).

“LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is 2 Business Days prior to the commencement of such Interest Period by reference to the Reuters Screen LIBOR01 for deposits in dollars (or such other comparable page as may, in the opinion of the Administrative Agent, replace such page for the purpose of displaying such rates) for a period equal to such Interest Period; provided that to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBO Rate” shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is 2 Business Days prior to the beginning of such Interest Period.

“Lien” shall mean, with respect to any asset, any mortgage, lien (statutory or otherwise), pledge, hypothecation, charge, security interest, preference, priority or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the UCC (or equivalent statutes) of any jurisdiction; provided that in no event shall an operating lease be deemed to constitute a Lien.

“Limited Non-Guarantor Debt Exceptions” shall have the meaning assigned to such term in Section 6.01(g).

“Loan Documents” shall mean this Agreement, the Security Documents, the Intercreditor Agreement and the promissory notes, if any, executed and delivered pursuant to Section 2.04(e).

“Loan Parties” shall mean the Borrowers and the Guarantors.

“Loans” shall mean the Revolving Loans, the Term Loans, the Second-Lien Loans and the Swingline Loans.

“Management Investors” shall have the meaning assigned to such term in the definition of “Permitted Investors.”

“Margin Stock” shall have the meaning assigned to such term in Regulation U.

“Material Adverse Effect” shall mean (a) on or prior to the Closing Date, a Target Material Adverse Effect and (b) after the Closing Date a material adverse effect (i) on the business, operations, assets, financial condition or results of operations of the US Borrower and its Restricted Subsidiaries, taken as a whole or (ii) on any material rights and remedies of the Administrative Agent and the Lenders under any Loan Document, taken as a whole.

“Material Indebtedness” shall mean Indebtedness (other than the Loans and Letters of Credit), or Hedging Obligations, of any one or more of the US Borrower and its Restricted Subsidiaries in an aggregate principal amount greater than or equal to $100,000,000. For purposes of determining “Material Indebtedness”, the “principal amount” of the obligations of the US Borrower or any Restricted Subsidiary in respect of any Hedging Obligation at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the US Borrower or such Restricted Subsidiary would be required to pay if the relevant hedging agreement were terminated at such time.

“Maximum Rate” shall have the meaning assigned to such term in Section 9.09.

“Merger” shall mean the merger of Merger Sub with and into the Company, with the Company as the surviving entity of such merger, as contemplated by the Merger Agreement.

“Merger Agreement” shall mean that certain Agreement and Plan of Merger dated as of June 26, 2006 by and among Umbrella Holdings LLC, Merger Sub and the Company.

“Merger Sub” shall have the meaning assigned to such term in the preamble.

“Moody’s” shall mean Moody’s Investors Service, Inc., or any successor thereto.

“Moody’s Applicable Corporate Rating” shall mean the corporate family rating assigned to the US Borrower by Moody’s.

“Mortgaged Properties” shall mean each parcel of fee owned real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.09 or Section 5.13 to secure the Obligations.

“Mortgages” shall mean the First-Lien Mortgages and the Second Lien Mortgages.

“Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA under which the US Borrower, any Restricted Subsidiary or any of their respective ERISA Affiliates has any obligation or liability (contingent or otherwise).

“Net Cash Proceeds” shall mean (a) with respect to any Asset Sale or Property Loss Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds subsequently received (as and when received) in respect of deferred payments or noncash consideration initially received, net of any costs relating to the disposition thereof), net of (i) out-of-pocket expenses incurred (including reasonable and customary broker’s fees or commissions, investment banking, consultant, legal, accounting or similar fees, survey costs, title insurance premiums, and related search and recording charges, transfer, deed, recording and similar taxes incurred by the US Borrower and its Restricted Subsidiaries in connection therewith), and the US Borrower’s good faith estimate of Taxes paid or payable (including payments under any tax sharing agreement or arrangement of the type described in clause (b)(i) of the definition of Excess Cash Flow), in connection with such Asset Sale (including, in the case of any Asset Sale in respect of property of any Foreign Subsidiary, Taxes payable upon the repatriation of any such proceeds), (ii) amounts provided as a reserve, in accordance with GAAP, against any (x) liabilities under any indemnification obligations or purchase price adjustment associated with such Asset Sale and (y) other liabilities associated with the asset disposed of and retained by the US Borrower or any of its Restricted Subsidiaries after such disposition, including pension and other post-employment benefit liabilities and liabilities related to environmental matters (provided that to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds), (iii) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness or other obligation which is secured by a Lien on the asset sold that has priority over the Lien securing the Obligations and which is repaid (other than Indebtedness hereunder) and (iv) in the case of any Asset Sale or Property Loss Event by a non-Wholly-Owned Restricted Subsidiary, the pro rata portion of the Net Cash Proceeds thereof (calculated without regard to this clause (iv)) attributable to minority interests and not available for distribution to or for the account of the US Borrower or a wholly owned Restricted Subsidiary as a result thereof and (b) with respect to any incurrence of Indebtedness, the cash proceeds thereof, net of all Taxes (including, in the case of such Indebtedness incurred by a Foreign Subsidiary, Taxes payable upon the repatriation of any such proceeds) and customary fees, commissions, costs and other expenses incurred by the US Borrower and its Restricted Subsidiaries in connection therewith.

“Net Income” shall mean, with respect to any Person, the net income (loss) of such Person and its Subsidiaries that are Restricted Subsidiaries, determined in accordance with GAAP and before any reduction in respect of Preferred Stock dividends.

“New Senior Notes” shall mean the US Borrower’s 9.75% Senior Notes due 2015 in the original principal amount of $1,500,000,000, as such amount may be increased from time to time in respect of the payment of interest thereunder and any additional notes issued pursuant to the terms of the New Senior Notes Documentation representing the payment of interest (and includes any Refinancing Indebtedness in respect thereof permitted by Section 6.01 (but without duplication of any amounts otherwise permitted by clause (b)(ii) thereof) and any notes issued in exchange or replacement of any of the foregoing on substantially identical terms).

“New Senior Notes Documentation” shall mean any indenture and/or other agreement governing the New Senior Notes and all documentation delivered pursuant thereto.

“Non-Consenting Lenders” shall have the meaning assigned to such term in Section 2.21.

“Notes” shall mean the New Senior Notes and the Existing Senior Notes.

“Notes Documentation” shall mean the New Senior Notes Documentation and the Existing Senior Notes Documentation.

“Notice of Intent to Cure” shall have the meaning assigned to such term in Section 7.02.

“Obligations” shall mean the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrowers or any other Loan Party to the Administrative Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document and the Letters of Credit and whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Administrative Agent or any Lender that are required to be paid pursuant hereto or any other Loan Document and including interest accruing after the maturity of the Loans and L/C Disbursements and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to a Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) or otherwise.

“Officer” shall mean the Chairman of the Board, the Chief Executive Officer, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer or the Secretary of the US Borrower.

“Officer’s Certificate” shall mean a certificate signed on behalf of the US Borrower by an Officer of the US Borrower, who must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the US Borrower, that meets the requirements set forth in this Agreement.

“Opinion of Counsel” shall mean a written opinion from legal counsel who is acceptable to the relevant Agent. The counsel may be an employee of or counsel to the Borrowers or the relevant Agent.

“Other Closing Date Representations” shall mean those representations and warranties set forth in this Agreement that (a) are material to the interests of the Lenders and (b) a breach of any of which would permit Holdings and/or Merger Sub to terminate their respective obligations under the Merger Agreement.

“Other Pari Passu Lien Obligations” shall mean all obligations with respect to any Indebtedness incurred in compliance with Section 6.01 and not constituting Subordinated Indebtedness, which Indebtedness and other obligations are secured on an equal and ratable basis with the Obligations pursuant to intercreditor arrangements substantially identical to those provided in the First-Lien Guarantee and Collateral Agreement with respect to the Existing Senior Notes or otherwise on terms reasonably satisfactory to the First-Lien Collateral Agent.

“Other Pari Passu or Junior Lien Obligations” shall mean all obligations with respect to any Indebtedness incurred in compliance with Section 6.01 and not constituting Subordinated Indebtedness, which Indebtedness and other obligations are (a) secured on an equal and ratable basis with the Obligations pursuant to intercreditor arrangements substantially identical to those provided in the First-Lien Guarantee and Collateral Agreement with respect to the Existing Senior Notes or otherwise on terms reasonably satisfactory to the First-Lien Collateral Agent or (b) secured on a junior basis with the Obligations pursuant to intercreditor arrangements substantially identical to those provided with respect to the Second-Lien Loans in the Intercreditor Agreement or otherwise on terms reasonably satisfactory to the First-Lien Collateral Agent.

“Other Taxes” shall mean any and all present or future stamp or documentary taxes arising from the execution, delivery or enforcement of any Loan Document.

“Parent” shall mean a Person formed for the purpose of owning all of the Equity Interests, directly or indirectly, of Holdings.

“Pari Passu Lien” shall mean, with respect to any Collateral, the Lien therein created to secure the repayment of the Existing Senior Notes.

“Participant Register” shall have the meaning assigned to such term in Section 9.04(f).

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

“Pension Event” shall mean (a) the whole or partial withdrawal of a Loan Party or any Restricted Subsidiary from a Foreign Plan during a Foreign Plan year, (b) the filing or a notice of interest to terminate in whole or in part a Foreign Plan or the treatment of a Foreign Plan amendment as a termination or partial termination, (c) the institution of proceedings by any Governmental Authority to terminate in whole or in part or have a trustee appointed to administer a Foreign Plan, (d) any other event or condition which might constitute grounds for the termination of, winding up or partial termination or winding up or the appointment of a trustee to administer, any Foreign Plan, (e) the failure to satisfy any statutory funding requirement, (f) the adoption of any amendment to a Foreign Plan that would require the provision of security pursuant to applicable law or (g) any other extraordinary event or condition with respect to a Foreign Plan which, with respect to each of the foregoing clauses, could reasonably be expected to result in a Lien or any acceleration of any statutory requirement to fund all or a substantial portion of the unfunded accrued benefit liabilities of such plan.

“Pension Plan” shall mean any employee pension benefit plan as defined in Section 3(2) of ERISA (other than a Multiemployer Plan or Foreign Plan) that is subject to Title IV of ERISA and/or Section 412 of the Code or Section 302 of ERISA and is sponsored or maintained by any Loan Party or any ERISA Affiliate or to which any Loan Party or any ERISA Affiliate contributes or has any obligation or liability (contingent or otherwise).

“Permitted Asset Swap” shall mean the concurrent purchase and sale or exchange of Related Business Assets or a combination of Related Business Assets and cash or Cash Equivalents between the US Borrower or any of its Restricted Subsidiaries and another Person, including, without limitation, the transactions contemplated by that certain Agreement and Plan of Merger dated as of April 7, 2006 by and among Coconut Palm Acquisition Corp., Equity Broadcasting Corporation and certain shareholders of Equity Broadcasting Corporation.

“Permitted Investments” shall mean:

(a) any Investment in the US Borrower or any of its Restricted Subsidiaries;

(b) any Investment in cash and Cash Equivalents or Investment Grade Securities;

(c) any Investment by the US Borrower or any of its Restricted Subsidiaries in a Person that is engaged in a Similar Business if as a result of such Investment:

(i) such Person becomes a Restricted Subsidiary; or

(ii) such Person, in one transaction or a series of related transactions, is merged or consolidated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the US Borrower or a Restricted Subsidiary, and, in each case, any Investment held by such Person; provided, that such Investment was not acquired by such Person in contemplation of such acquisition, merger, consolidation or transfer;

(d) any Investment in securities or other assets not constituting cash, Cash Equivalents or Investment Grade Securities and received in connection with an Asset Sale made pursuant to Section 6.05 or any other disposition of assets not constituting an Asset Sale;

(e) any Investment existing on the Closing Date or made pursuant to binding commitments in effect on the Closing Date, or an Investment consisting of any extension, modification or renewal of any Investment existing on the Closing Date; provided, that the amount of any such Investment may be increased (i) as required by the terms of such Investment as in existence on the Closing Date or (ii) as otherwise permitted under this Agreement;

(f) any Investment acquired by the US Borrower or any of its Restricted Subsidiaries:

(i) in exchange for any other Investment or accounts receivable held by the US Borrower or any such Restricted Subsidiary in connection with or as a result of a bankruptcy workout, reorganization or recapitalization of the issuer of such other Investment or accounts receivable; or

(ii) as a result of a foreclosure by the US Borrower or any of its Restricted Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default;

(g) Hedging Obligations permitted under Section 6.01(b)(ix);

(h) any Investment in a Similar Business having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (h) that are at that time outstanding, not to exceed the greater of $300,000,000 and 2.0% of Total Assets at the time of such Investment; provided, that, the fair market value of Investments in Unrestricted Subsidiaries made pursuant to this clause (h), together with the fair market value of Investments in Unrestricted Subsidiaries made in reliance on clause (m), shall not exceed the greater of $200,000,000 or 2.0% of Total Assets (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value);

(i) Investments the payment for which consists of Equity Interests (exclusive of Disqualified Stock and those issued in exchange for Equity Cure Proceeds) of the US Borrower or any of its direct or indirect parent companies; provided, however, that such Equity Interests will not increase the Restricted Payments Applicable Amount;

(j) Indebtedness permitted under Section 6.01;

(k) any transaction to the extent it constitutes an Investment that is permitted and made in accordance with Section 6.06 (except transactions described in clauses (j) and (n) thereof);

(l) Investments consisting of purchases and acquisitions of inventory, supplies, material or equipment;

(m) additional Investments having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (m) that are at the time outstanding (without giving effect to the sale of an Unrestricted Subsidiary to the extent the proceeds of such sale do not consist of cash or marketable securities), not to exceed the greater of $300,000,000 and 2.0% of Total Assets at the time of such Investment; provided, that the fair market value of Investments in Unrestricted Subsidiaries made pursuant to this clause (m), together with the fair market value of Investments in Unrestricted Subsidiaries made in reliance on clause (h), shall not exceed the greater of $200,000,000 or 2.0% of Total Assets (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value);

(n) Investments relating to a Receivables Subsidiary that, in the good faith determination of the US Borrower, are necessary or advisable to effect any Receivables Facility;

(o) advances to, or guarantees of Indebtedness of, directors, employees, officers and consultants not in excess of $20,000,000 outstanding at any one time, in the aggregate;

(p) loans and advances to officers, directors and employees for moving expenses and other similar expenses, in each case incurred in the ordinary course of business or to fund such Person’s purchase of Equity Interests of the US Borrower or any direct or indirect parent company thereof;

(q) Investments in the ordinary course of business consisting of endorsements for collection or deposit;

(r) Investments by the US Borrower or any of its Restricted Subsidiaries in any other Person pursuant to a “local marketing agreement” or similar arrangement relating to a station owned or licensed by such Person; and

(s) Investments in joint ventures in an aggregate amount not to exceed $25,000,000 outstanding at any one time, in the aggregate;

provided that the fair market value of all Investments in any Restricted Subsidiary that is not a Subsidiary Guarantor made pursuant to clauses (a) and/or (c) above shall not exceed, when aggregated with the aggregate amount of Net Cash Proceeds from dispositions of assets described in clause (v) of the definition of “Asset Sale” which are excluded for purposes of the definition of “Prepayment Asset Sale,” $400,000,000 in the aggregate (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value).

“Permitted Investors” shall mean (a) the Sponsors, their respective limited partners and any Person making an Investment in Parent, Holdings or its subsidiaries concurrently with the Sponsors and (b) the members of management of the Parent, Holdings and its subsidiaries who are investors, directly or indirectly, in the US Borrower (collectively, the “Management Investors”).

“Permitted Liens” shall mean, with respect to any Person:

(a) pledges or deposits by such Person under workmen’s compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or U.S. government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent, in each case incurred in the ordinary course of business;

(b) Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ Liens, in each case for sums not yet overdue for a period of more than 30 days or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP;

(c) Liens for taxes, assessments or other governmental charges not yet overdue for a period of more than 30 days or subject to penalties for nonpayment or which are being contested in good faith by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP;

(d) Liens in favor of the issuer of stay, customs, appeal, performance and surety bonds or bid bonds or with respect to other regulatory requirements or letters of credit issued pursuant to the request of and for the account of such Person in the ordinary course of its business;

(e) minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not incurred in connection with Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;

(f) Liens securing Indebtedness permitted to be incurred pursuant to Section 6.01(b)(iv), (xvii) or (xviii); provided, that Liens securing Indebtedness permitted to be incurred pursuant to clause (xvii) extend only to the assets of Foreign Subsidiaries and Liens securing Indebtedness permitted to be incurred pursuant to paragraphs (b)(iv) and (b)(xviii) are solely on the assets financed, purchased, constructed, improved, acquired or assets of the acquired entity, as the case may be;

(g) Liens existing on the Closing Date and described in all material respects on Schedule 6.02;

(h) Liens securing the Existing Senior Notes pursuant to the equal and ratable provisions of the indentures governing the Existing Senior Notes;

(i) Liens on property or shares of stock of a Person at the time such Person becomes a Subsidiary; provided, however, such Liens are not created or incurred in connection with, or in contemplation of, such other Person becoming such a Subsidiary; provided, further, that such Liens may not extend to any other property owned by the US Borrower or any of its Restricted Subsidiaries;

(j) Liens on property at the time the US Borrower or a Restricted Subsidiary acquired the property, including any acquisition by means of a merger or consolidation with or into the US Borrower or any of its Restricted Subsidiaries; provided, however, that such Liens are not created or incurred in connection with, or in contemplation of, such acquisition; provided, further, that the Liens may not extend to any other property owned by the US Borrower or any of its Restricted Subsidiaries;

(k) Liens securing Indebtedness or other obligations of the US Borrower or a Restricted Subsidiary owing to the US Borrower or another Restricted Subsidiary permitted to be incurred in accordance with Section 6.01(b)(vii);

(l) Liens securing Hedging Obligations so long as, in the case of Hedging Obligations related to interest, the related Indebtedness is, and is permitted to be under the Indenture, secured by a Lien on the same property securing such Hedging Obligations;

(m) Liens on specific items of inventory of other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(n) leases, subleases, licenses or sublicenses granted to others in the ordinary course of business which do not materially interfere with the ordinary conduct of the business of the US Borrower or any of its Restricted Subsidiaries and do not secure any Indebtedness;

(o) Liens arising from UCC financing statement filings regarding operating leases entered into by the US Borrower and its Restricted Subsidiaries in the ordinary course of business;

(p) Liens in favor of either Borrower or any Restricted Guarantor;

(q) Liens on equipment of the US Borrower or any of its Restricted Subsidiaries granted in the ordinary course of business to the US Borrower’s or such Restricted Subsidiary’s client at which equipment is located;

(r) Liens on accounts receivable and related assets incurred in connection with a Receivables Facility;

(s) Liens to secure any refinancing, refunding, extension, renewal or replacement (or successive refinancing, refunding, extensions, renewals or replacements) as a whole, or in part, of any Indebtedness permitted by Section 6.01 and secured by any Lien referred to in the foregoing clauses (f), (g), (h) (provided that in the case of the Existing Senior Notes referred to in clauses (a) and (b) thereof, so long as the Delayed Draw Term Commitments are reduced on a dollar-for-dollar basis by the principal amount of the Indebtedness subject to any such refinancing, refunding, renewal or replacement), (i) and (j); provided, however, that (i) such new Lien shall be limited to all or part of the same property that secured the original Lien (plus improvements on such property), and (ii) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (A) the outstanding principal amount or, if greater, committed amount of the Indebtedness described under clauses (f), (g), (h), (i) and (j) at the time the original Lien became a Permitted Lien hereunder, and (B) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing, refunding, extension, renewal or replacement;

(t) deposits made in the ordinary course of business to secure liability to insurance carriers;

(u) other Liens securing obligations incurred in the ordinary course of business which obligations do not exceed $100,000,000 at any one time outstanding;

(v) Liens securing judgments for the payment of money not constituting an Event of Default so long as such Liens are adequately bonded and any appropriate legal proceedings that may have been duly initiated for the review of such judgment have not been finally terminated or the period within which such proceedings may be initiated has not expired;

(w) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(x) Liens (i) of a collection bank arising under Section 4-210 of the UCC on items in the course of collection, (ii) attaching to commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business, and (iii) in favor of banking institutions arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry;

(y) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 6.01; provided, that such Liens do not extend to any assets other than those that are the subject of such repurchase agreement;

(z) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

(aa) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the US Borrower or any of its Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the US Borrower and its Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the US Borrower or any of its Restricted Subsidiaries in the ordinary course of business;

(bb) Liens securing the Obligations and the Secured Obligations; provided the Liens securing the Second-Lien Obligations are subject to the terms of the Intercreditor Agreement; and

(cc) Liens incurred to secure any Other Pari Passu or Junior Lien Obligations permitted to be incurred under Section 6.01; provided that at the time of incurrence and after giving pro forma effect thereto, the Consolidated Secured Debt Ratio would be no greater than 7.0 to 1.0 from the Closing Date through and including June 30, 2009 and 6.0 to 1.0 thereafter; provided that with respect to any Liens incurred in reliance on clauses (i), (j) and (s) (but only to the extent clause (s) relates to clauses (i) and (j)) above, either (1) the aggregate principal amount of all Indebtedness secured by such Liens, together with all Refinancing Indebtedness in respect thereof, shall not exceed $400,000,000 or (2) after giving pro forma effect to the respective acquisition of a Person or property, the Consolidated Secured Debt Ratio is less than the Consolidated Secured Debt Ratio immediately prior to such acquisition.

“Permitted Senior Unsecured Debt” shall mean unsecured, senior Indebtedness of the US Borrower; provided, that no such Indebtedness shall be (a) guaranteed by any Person other than a Guarantor, (b) subject to scheduled amortization or have a final maturity, in either case, prior to the date occurring 91 days following the Term Loan Maturity Date (it being understood that such Indebtedness may have mandatory prepayment, repurchase or redemption provisions satisfying the requirement of clause (c) hereof) and (c) such Indebtedness has covenants, events of default and remedies no less favorable to the US Borrower than the terms of the senior debt securities of comparable issuers issued in the capital markets at such time (it being understood that notwithstanding the foregoing, those contained in the New Senior Notes Documentation are acceptable).

“Permitted Senior Subordinated Debt” shall mean unsecured, senior subordinated Indebtedness of the US Borrower; provided, that no such Indebtedness shall be (a) guaranteed by any Person other than a Guarantor, (b) subject to scheduled amortization or have a final maturity, in either case, prior to the date occurring 91 days following the Term Loan Maturity Date (it being understood that such Indebtedness may have mandatory prepayment, repurchase or redemption provisions satisfying the requirement of clause (c) hereof), (c) such Indebtedness has covenants, events of default and remedies no less favorable to the US Borrower than the terms of the senior subordinated debt securities of comparable issuers issued in the capital markets at such time (it being understood that notwithstanding the foregoing, those contained in the New Senior Notes Documentation are acceptable) and (d) such Indebtedness (and any guarantees thereof) are subordinated to the Obligations (and any refinancing thereof) on terms no less favorable to the Lenders than subordination terms customary for senior subordinated debt securities of comparable issuers issued in the capital markets or on terms reasonably acceptable to the Administrative Agent.

“Person” shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, Governmental Authority or other entity.

“Pledged Collateral” shall have the meaning assigned to such term in the Guarantee and Collateral Agreements.

“Preferred Stock” shall mean any Equity Interest with preferential rights of payment of dividends or upon liquidation, dissolution, or winding up.

“Prepayment Asset Sale” shall mean any Asset Sale, to the extent that (a) the aggregate Net Cash Proceeds realized in a single transaction or series of related transactions exceed $10,000,000 and (b) the aggregate Net Cash Proceeds of all such Asset Sales during any fiscal year exceed $25,000,000; provided that so long as no Net Cash Proceeds were excluded from application under Section 2.13(b) in reliance on clauses (a) or (b) hereof in respect of any fiscal year during which the Second-Lien Loans have been repaid in full, the foregoing baskets shall be available with respect to any Asset Sales occurring during such fiscal year but subsequent to such repayment. Notwithstanding the foregoing, the sale of Equity Interests in Entravision Communications Corporation subject to the 2003 Consent Decree between the Company and the Department of Justice, shall not constitute a Prepayment Asset Sale.

“Pricing Certificate” shall mean a certificate delivered pursuant to Section 5.04(c).

“Prime Rate” shall mean the rate of interest per annum announced from time to time by DBNY as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective as of the opening of business on the date such change is announced as being effective. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually available.

“Property Loss Event” shall mean any event that gives rise to the receipt by the US Borrower or any of its Restricted Subsidiaries of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property to the extent that the aggregate Net Cash Proceeds (a) realized as a result of a single event or a series of related events exceed $10,000,000 and (b) of all such events during any fiscal year exceed $25,000,000.

“Pro Rata Percentage” of any Revolving Credit Lender at any time shall mean the percentage of the Total Revolving Credit Commitment represented by such Lender’s Revolving Credit Commitment. In the event the Revolving Credit Commitments shall have expired or been terminated, the Pro Rata Percentages of any Revolving Credit Lender shall be determined on the basis of the Revolving Credit Commitments most recently in effect, giving effect to any subsequent assignments.

“Qualified Capital Stock” of any Person shall mean any Equity Interest of such Person that is not Disqualified Stock.

“Qualified Proceeds” shall mean assets that are used or useful in, or Capital Stock of any Person engaged in, a Similar Business; provided that the fair market value of any such assets or Capital Stock shall be determined by the US Borrower in good faith.

“Qualified Public Offering” shall mean the issuance by the US Borrower or any direct or indirect parent of the US Borrower of its common Equity Interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission in accordance with the Securities Act of 1933, as amended.

“Rating Agencies” shall mean Moody’s and S&P or if Moody’s or S&P or both shall not make a rating on the New Senior Notes publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the US Borrower which shall be substituted for Moody’s or S&P or both, as the case may be.

“Receivables Facility” shall mean any of one or more receivables financing facilities as amended, supplemented, modified, extended, renewed, restated or refunded from time to time, the obligations of which are non-recourse (except for customary representations, warranties, covenants and indemnities made in connection with such facilities) to the US Borrower or any of its Restricted Subsidiaries (other than a Receivables Subsidiary) pursuant to which the US Borrower or any of its Restricted Subsidiaries sells their accounts receivable to either (A) a Person that is not a Restricted Subsidiary or (B) a Receivables Subsidiary that in turn sells its accounts receivable to a Person that is not a Restricted Subsidiary.

“Receivables Fees” shall mean distributions or payments made directly or by means of discounts with respect to any accounts receivable or participation interest therein issued or sold in connection with, and other fees paid to a Person that is not a Restricted Subsidiary in connection with, any Receivables Facility.

“Receivables Subsidiary” shall mean any subsidiary formed for the purpose of, and that solely engages only in one or more Receivables Facilities and other activities reasonably related thereto.

“Refinancing Indebtedness” shall have the meaning assigned to such term in Section 6.01(b)(xii).

“Refunding Capital Stock” shall have the meaning set forth in Section 6.03(b)(ii).

“Register” shall have the meaning assigned to such term in Section 9.04(d).

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Business Assets” shall mean assets (other than cash or Cash Equivalents) used or useful in a Similar Business, provided that any assets received by the US Borrower or a Restricted Subsidiary in exchange for assets transferred by the US Borrower or a Restricted Subsidiary shall not be deemed to be Related Business Assets if they consist of securities of a Person, unless upon receipt of the securities of such Person, such Person would become a Restricted Subsidiary.

“Related Fund” shall mean, with respect to any Lender that is a fund or commingled investment vehicle that invests in bank loans or similar extensions of credit, any other fund that invests in bank loans or similar extensions of credit and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, trustees, agents and advisors of such Person and such Person’s Affiliates.

“Release” shall mean any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment.

“Required First-Lien Lenders” shall mean, at any time, First-Lien Lenders having Revolving Credit Exposure, unused Revolving Credit Commitments, Term Loans and Term Loan Commitments representing more than 50% of the sum of all Revolving Credit Exposure, unused Revolving Credit Commitments, Term Loans and Term Loan Commitments at such time; provided that any Defaulting Lender shall be excluded for purposes of making a determination of Required First-Lien Lenders.

“Required Lenders” shall mean, at any time, Lenders having Revolving Credit Exposure unused Revolving Credit Commitments, Term Loans, Term Loan Commitments and Second-Lien Loans representing more than 50% of the sum of all Revolving Credit Exposure, unused Revolving Credit Commitments, Term Loans, Term Loan Commitments and Second-Lien Loans at such time; provided that any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Required Revolving Lenders” shall mean, at any time, Lenders having Revolving Credit Exposure and unused Revolving Commitments representing more than 50% of the sum of all Revolving Credit Exposure and unused Revolving Credit Commitments at such time; provided that any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders.

“Required Second-Lien Lenders” shall mean, at any time, Second-Lien Lenders holding more than 50% of all Second-Lien Loans at the time; provided that any Defaulting Lender shall be excluded for purposes of making a determination of Required Second-Lien Lenders.

“Required Term Lenders” shall have the meaning assigned to such term in Section 9.08(b).

“Responsible Officer” of any Person shall mean any executive officer or Financial Officer of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement and, as to any document delivered on the Closing Date, any secretary or assistant secretary of such Person.

“Restricted Cash” shall mean cash and Cash Equivalents held by the US Borrower and its Restricted Subsidiaries that are contractually restricted from being distributed to the US Borrower, except for such restrictions that are contained in agreements governing Indebtedness permitted under Section 6.01 and that is secured by such cash or Cash Equivalents, or that are classified as “restricted cash” on the consolidated balance sheet of the US Borrower prepared in accordance with GAAP.

“Restricted Guarantor” shall mean a Guarantor that is a Restricted Subsidiary.

“Restricted Investment” shall mean an Investment other than a Permitted Investment.

“Restricted Payment” shall mean:

(a) the declaration or payment of any dividend or the making of any payment or distribution on account of the US Borrower’s or any Restricted Subsidiary’s Equity Interests, including any dividend or distribution payable in connection with any merger or consolidation other than:

(i) dividends or distributions payable solely in Equity Interests (other than Disqualified Stock) of the US Borrower; or

(ii) dividends or distributions by a Restricted Subsidiary so long as, in the case of any dividend or distribution payable on or in respect of any class or series of securities issued by a Restricted Subsidiary other than a Wholly-Owned Subsidiary, the US Borrower or a Restricted Subsidiary receives at least its pro rata share of such dividend or distribution in accordance with its Equity Interests in such class or series of securities;

(b) the purchase, redemption, defeasance or other acquisition or retirement for value of any Equity Interests of the US Borrower or any direct or indirect parent of the US Borrower, including in connection with any merger or consolidation;

(c) the making of any principal payment on, or redemption, repurchase, defeasance or other acquisition or retirement for value in each case, prior to any scheduled repayment, sinking fund payment or maturity, of any New Senior Notes or any Subordinated Indebtedness other than:

(i) Indebtedness permitted under Section 6.01(b)(vii), except to the extent prohibited by the Intercompany Subordination Agreement; or

(ii) the purchase, repurchase or other acquisition of any New Senior Notes or Subordinated Indebtedness purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year (or, in the case of the New Senior Notes, 9 months) of the date of purchase, repurchase or acquisition; or

(d) the making of any Restricted Investment.

“Restricted Payment Applicable Amount” shall mean, at any time, an amount equal to the sum (without duplication) of:

(a) EBITDA of the US Borrower and its Restricted Subsidiaries on a consolidated basis for the period beginning January 1, 2009, to the end of the US Borrower’s most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment, less the product of 1.4 times the Consolidated Interest Expense of the US Borrower and its Restricted Subsidiaries for the same period; plus

(b) 100% of the aggregate net cash proceeds and the fair market value, as determined in good faith by the US Borrower, of marketable securities or other property received by the US Borrower or a Restricted Subsidiary (without the issuance of additional Equity Interests in such Restricted Subsidiary) since immediately after the Closing Date (other than (i) to the extent used to fund the Transactions and (ii) net cash proceeds to the extent such net cash proceeds have been used pursuant to Section 6.01(b)(xi)(A)) from the issue or sale of:

(i) (A) Equity Interests of the US Borrower, including Treasury Capital Stock, but excluding cash proceeds and the fair market value, as determined in good faith by the US Borrower, of marketable securities or other property received from the sale of:

(x) Equity Interests to members of management, directors or consultants of the US Borrower, Restricted Subsidiaries and any direct or indirect parent company of the US Borrower, after the Closing Date to the extent such amounts have been applied to Restricted Payments made in accordance with Section 6.03(b)(iv); and

(y) Designated Preferred Stock; and

(B) to the extent such net cash proceeds or other property are actually contributed to the capital of the US Borrower or any Restricted Subsidiary (without the issuance of additional Equity Interests of such Restricted Subsidiary), Equity Interests of the US Borrower’s direct or indirect parent companies (excluding contributions of the proceeds from the sale of Designated Preferred Stock of such companies or contributions to the extent such amounts have been applied to Restricted Payments made in accordance with Section 6.03(b)(iv)); or

(ii) debt of the US Borrower or any Restricted Subsidiary that has been converted into or exchanged for such Equity Interests of the US Borrower or a direct or indirect parent company of the US Borrower;

provided, however, that this paragraph (b) shall not include the proceeds from (v) the exercise of any Cure Right, (w) Refunding Capital Stock, (x) Equity Interests or convertible debt securities sold to the US Borrower or a Restricted Subsidiary, as the case may be, (y) Disqualified Stock or debt securities that have been converted into Disqualified Stock or (z) Excluded Contributions; plus

(c) 100% of the aggregate amount of cash and the fair market value, as determined in good faith by the US Borrower, of marketable securities or other property contributed to the capital of the US Borrower following the Closing Date (other than (i) net cash proceeds to the extent utilized pursuant to Section 6.01(b)(xi)(A), (ii) to the extent applied to fund the Transactions, (iii) by a Restricted Subsidiary, (iv) Equity Cure Proceeds and (v) any Excluded Contributions); plus

(d) 100% of the aggregate amount received in cash and the fair market value, as determined in good faith by the US Borrower, of marketable securities or other property received by the US Borrower or a Restricted Subsidiary by means of:

(i) the sale or other disposition (other than to the US Borrower or a Restricted Subsidiary) of Restricted Investments made by the US Borrower or its Restricted Subsidiaries and repurchases and redemptions of such Restricted Investments from the US Borrower or its Restricted Subsidiaries and repayments of loans or advances, and releases of guarantees, which constitute Restricted Investments by the US Borrower or its Restricted Subsidiaries, in each case after the Closing Date; or

(ii) the sale or other disposition (other than to the US Borrower or a Restricted Subsidiary) of the stock of an Unrestricted Subsidiary (other than to the extent the Investment in such Unrestricted Subsidiary was made by the US Borrower or a Restricted Subsidiary pursuant to Section 6.03(b)(vii) or to the extent such Investment constituted a Permitted Investment) or a dividend or distribution from an Unrestricted Subsidiary after the Closing Date; plus

(e) in the case of the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary after the Closing Date, the fair market value of the Investment in such Unrestricted Subsidiary, as determined by the US Borrower in good faith or if such fair market value may exceed $100,000,000, in writing by an Independent Financial Advisor, at the time of the redesignation of such Unrestricted Subsidiary as a Restricted Subsidiary, other than an Unrestricted Subsidiary to the extent the Investment in such Unrestricted Subsidiary was made by the US Borrower or a Restricted Subsidiary pursuant to Section 6.03(b)(vii) or to the extent such Investment constituted a Permitted Investment;

provided, however, that, with respect to paragraph (b), (c) and (d) above, to the extent the property received or contributed includes a “stick” station or stations or Equity Interests of a Person whose assets include a “stick” station or stations, the fair market value of such property shall be determined in good faith by the board of directors of the US Borrower.

“Restricted Subsidiary” shall mean, at any time, each direct and indirect subsidiary of the US Borrower (including any Foreign Subsidiary) that is not then an Unrestricted Subsidiary; provided, however, that upon the occurrence of an Unrestricted Subsidiary ceasing to be an Unrestricted Subsidiary, such Subsidiary shall be included in the definition of “Restricted Subsidiary”.

“Revolving Commitment Increase” shall have the meaning assigned to such term in Section 2.24(a).

“Revolving Commitment Increase Lender” shall have the meaning assigned to such term in Section 2.24(b).

“Revolving Credit Borrowing” shall mean a Borrowing comprised of Revolving Loans.

“Revolving Credit Commitment” shall mean, with respect to each First-Lien Lender, the commitment of such First-Lien Lender to make Revolving Loans (and acquire participations in Letters of Credit and Swingline Loans) hereunder as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such First-Lien Lender assumed its Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 or 2.21(a) and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

“Revolving Credit Exposure” shall mean, with respect to any First-Lien Lender at any time, the aggregate principal amount at such time of all outstanding Revolving Loans of such First-Lien Lender, plus the aggregate amount at such time of such First-Lien Lender’s L/C Exposure, plus the aggregate amount at such time of such First-Lien Lender’s Swingline Exposure.

“Revolving Credit Lender” shall mean a First-Lien Lender with a Revolving Credit Commitment or any Revolving Credit Exposure.

“Revolving Credit Maturity Date” shall mean March 29, 2014.

“Revolving Loans” shall mean the revolving loans made by the First-Lien Lenders to the Borrowers pursuant to Section 2.01(c).

“S&P” shall mean Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

“Sale and Lease-Back Transaction” shall mean any arrangement providing for the leasing by the US Borrower or any of its Restricted Subsidiaries of any real or tangible personal property, which property has been or is to be sold or transferred by the US Borrower or such Restricted Subsidiary to a third Person in contemplation of such leasing.

“SEC “ shall mean the U.S. Securities and Exchange Commission.

“Second-Lien Agents” shall have the meaning assigned to such term in Article VIII.

“Second-Lien Collateral” shall mean the Collateral securing the Second-Lien Secured Obligations.

“Second-Lien Collateral Agent” shall mean DBNY, in its capacity as collateral agent for the Second-Lien Secured Parties and shall include any successor collateral agent appointed pursuant to Article VIII.

“Second-Lien Commitment” shall mean, with respect to each Second-Lien Lender, the commitment of such Second-Lien Lender to make Second-Lien Loans as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Second-Lien Commitment or Second-Lien Loans, as applicable, as the same may be reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

“Second-Lien Facility” shall mean the term loan facility contemplated by Section 2.01(d).

“Second-Lien Guarantee and Collateral Agreement” shall mean the Second-Lien Guarantee and Collateral Agreement, substantially in the form of Exhibit D-2, among the Loan Parties party thereto and the Second-Lien Collateral Agent, for the benefit of the Second-Lien Secured Parties.

“Second-Lien Intellectual Property Security Agreement” shall mean any of the following agreements executed on or after the Closing Date (a) a Trademark Security Agreement substantially in the form of Exhibit F-B1, (b) a Patent Security Agreement substantially in the form of Exhibit F-B2 or (c) a Copyright Security Agreement substantially in the form of Exhibit F-B3.

“Second-Lien Lenders” shall mean (a) the Persons listed on Schedule 2.01 under the heading “Second-Lien Lenders” (other than any such Person that has ceased to be a party hereto pursuant to an Assignment and Acceptance or pursuant to Section 2.21(a)) and (b) any Person that has become a party hereto pursuant to an Assignment and Acceptance.

“Second-Lien Loan” shall mean the term loan made by the Second-Lien Lenders to the US Borrower pursuant to Section 2.01(d).

“Second-Lien Maturity Date” shall mean March 29, 2009; provided that at the option of the US Borrower, if, as of March 29, 2009, the US Borrower or any of its Restricted Subsidiaries is party to a purchase and sale (or similar) agreement in respect of any assets which, in the US

Borrower’s determination (as certified by the US Borrower to the Administrative Agent), will generate Net Cash Proceeds which will be sufficient, when taken with the lesser of $250,000,000 and the unused amount of the Revolving Credit Commitment as of March 29, 2009, to repay in full the then-outstanding principal balance of the Second-Lien Loans, then the Second-Lien Maturity Date shall instead be the earliest to occur of (a) 1 Business Day following the consummation of such asset sale, (b) the termination of such purchase and sale (or similar) agreement and (c) September 29, 2009.

“Second-Lien Mortgages” shall mean the mortgages, deeds of trust and other security documents granting a Lien on any fee owned real property or interest therein to secure the Second-Lien Secured Obligations, each in a form reasonably satisfactory to the Second-Lien Collateral Agent.

“Second-Lien Obligations” shall mean all Obligations in respect of the Second-Lien Facility.

“Second-Lien Secured Obligations” shall mean all obligations defined as “Obligations” in the Second-Lien Guarantee and Collateral Agreement and the other Second-Lien Security Documents.

“Second-Lien Secured Parties” shall mean the Secured Parties under, and as defined in, the Second-Lien Guarantee and Collateral Agreements.

“Second-Lien Security Documents” shall mean the Second-Lien Mortgages, the Second-Lien Guarantee and Collateral Agreement, the Intercreditor Agreement, the Second-Lien Intellectual Property Agreements and each of the other instruments and documents executed and delivered with respect to the Second-Lien Collateral pursuant to Section 5.09.

“Section 5.04 Financials” shall mean the financial statements delivered, or required to be delivered, pursuant to Section 5.04(a) or (b).

“Secured Indebtedness” shall mean any Indebtedness of the US Borrower or any of its Restricted Subsidiaries secured by a Lien.

“Secured Obligations” shall mean all First-Lien Secured Obligations and/or all Second-Lien Secured Obligations, as the context may require.

“Secured Parties” shall mean the First-Lien Secured Parties and/or the Second-Lien Secured Parties, as the context may require.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Security Documents” shall mean, collectively, the First-Lien Security Documents and the Second-Lien Security Documents, as the context may require.

“Similar Business” shall mean any business conducted or proposed to be conducted by the Company and its subsidiaries on the Closing Date or any business that is similar, reasonably related, incidental or ancillary thereto.

“Solvent” shall mean, with respect to any Person, (a) the consolidated fair value of the assets of such Person and its subsidiaries, at a fair valuation, will exceed their consolidated debts and liabilities, subordinated, contingent or otherwise; (b) the consolidated present fair saleable value of the property of such Person and its subsidiaries will be greater than the amount that will be required to pay the probable liability of their consolidated debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) such Person and its subsidiaries will be able to pay their consolidated debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) such Person and its subsidiaries, taken as a whole, will not have unreasonably small capital with which to conduct the business in which they are engaged. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“SPC” shall have the meaning assigned to such term in Section 9.04(i).

“Specified Assets” shall mean all of the shares of capital stock of Entravision Communications Corporation owned by the US Borrower or its Affiliates on the Closing Date.

“Specified Default” shall have the meaning assigned to such term in Section 2.13(b).

“Specified Loan Party” shall mean each Loan Party set forth on Schedule 4.02(c).

“Sponsors” shall mean (a) Madison Dearborn Partners, LLC, Providence Equity Partners Inc., Saban Capital Group, Texas Pacific Group and Thomas H. Lee Partners and each of their respective Affiliates but not including, however, any operating portfolio companies of any of the foregoing and (b) any Person that acquires Capital Stock of Broadcasting Media Partners, Inc. or Broadcast Media Partners Holdings, Inc. on or prior to the Closing Date and any Affiliate of such Person.

“Sponsor Management Agreement” shall mean the management agreement between certain management companies associated with the Sponsors and the US Borrower and any direct or indirect parent company, as in effect on the Closing Date.

“Stations” means all radio and television broadcast stations owned by the US Borrower or any of its Restricted Subsidiaries.

“Statutory Reserves” shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) applicable on the interest rate determination date (expressed as a decimal) established by the Board and applicable to any member of bank of the Federal Reserve System in respect of Eurocurrency Liabilities (as defined in Regulation D of the Board).

“Subordinated Indebtedness” shall mean any Indebtedness of either Borrower and the Guarantors which is by its terms subordinated in right of payment to the Obligations of the US Borrower or such Guarantor, as applicable.

“subsidiary” shall mean, with respect to any Person (herein referred to as the “parent”), any corporation, partnership, limited liability company, association or other business entity of which securities or other ownership interests representing more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned or held by the parent, one or more subsidiaries of the parent or a combination thereof. Unless otherwise specified, “subsidiary” shall mean any subsidiary of the US Borrower.

“Subsidiary Borrower” shall have the meaning assigned to such term in the preamble.

“Subsidiary Borrower Sublimit” shall mean an amount equal to the lesser of (a) the Total Revolving Credit Commitments and (b) $200,000,000. The Subsidiary Borrower Sublimit is part of, and not in addition to, the Commitments.

“Subsidiary Guarantor” shall mean each subsidiary listed on Schedule 1.01(a), and each other subsidiary that is or becomes a party to the Guarantee and Collateral Agreement pursuant to Section 5.09 or otherwise, excluding (a) any Excluded Subsidiary, (b) any Foreign Subsidiary and (c) any Domestic Subsidiary that is a disregarded entity for U.S. federal income tax purposes owned by a non-disregarded non-U.S. entity.

“Successor Company” shall have the meaning assigned to such term in Section 6.04(a)(i).

“Successor Person” shall have the meaning assigned to such term in Section 6.04(c)(i).

“Swingline Commitment” shall mean the commitment of the Swingline Lender to make loans pursuant to Section 2.22, as the same may be reduced from time to time pursuant to Section 2.09.

“Swingline Exposure” shall mean, at any time, the aggregate principal amount at such time of all outstanding Swingline Loans. The Swingline Exposure of any Revolving Credit Lender at any time shall equal its Pro Rata Percentage of the aggregate Swingline Exposure at such time.

“Swingline Lender” shall mean DBNY, acting through any of its Affiliates or branches, in its capacity as lender of Swingline Loans hereunder.

“Swingline Loan” shall mean any loan made by the Swingline Lender pursuant to Section 2.22.

“Target Material Adverse Effect” shall mean any change, effect or circumstance that individually or in the aggregate with any other changes, effects and circumstances, has had or would reasonably be expected to have a material adverse effect on the business, operations, results of operations or financial condition of the Company and its subsidiaries taken as a whole, other than any change, effect or circumstance relating to or resulting from (a) changes in general economic conditions or securities markets in general, (b) any events, circumstances, changes or effects that affect the general television or radio broadcasting, music or internet industries, except if the Company and its subsidiaries are disproportionately affected thereby, (c) the case entitled Televisa, S.A. de C.V. v. Univision Communications, Inc., Case No. CV-05-344-ABC MANx, first filed in the United States District Court for the Central District of California on June 16, 2005), including any settlement, compromise or consent made in compliance with the terms of the Merger Agreement or any claims of material breach to any programming agreements by and between Televisa Internacional S.A. de C.V. and the Company, (d) any changes after the date hereof in Laws (as defined below) applicable to the Company or any of its subsidiaries or any of their respective properties or assets, except if the Company and its subsidiaries are disproportionately affected thereby, (e) any outbreak or escalation of hostilities or war or any act of terrorism or (f) the announcement or the existence of, or compliance with, the Merger Agreement and the transactions contemplated thereby.

For the purposes of this definition, the term “Laws” means any and all domestic (federal, state or local) or foreign laws, rules, regulations, orders, judgments or decrees promulgated by, any Governmental Authority, including (i) United States v. Univision Communications Inc., No: 1:03CV00758 (D.D.C.) (Final Judgment entered Dec. 22, 2003) and (ii) any laws relating to the protection of the environment, natural resources, and human health and safety.

“Taxes” shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges, liabilities or withholdings imposed by any Governmental Authority.

“Term Lender” shall mean a Lender with a Term Loan Commitment or an outstanding Term Loan.

“Term Loan Borrowing” shall mean a Borrowing comprised of Initial Term Loans or Delayed Draw Term Loans, as the case may be.

“Term Loan Commitment” shall mean, with respect to each Lender, its Initial Term Loan Commitment and/or its Delayed Draw Term Commitment.

“Term Loan Maturity Date” shall mean September 29, 2014.

“Term Loans” shall mean the Initial Term Loans and each Delayed-Draw Term Loan.

“Termination Date” shall mean the date upon which all Commitments have terminated, no Letters of Credit are outstanding (or if Letters of Credit remain outstanding, as to which an L/C Backstop exists), and the Loans and L/C Exposure, together with all interest, Fees and other non-contingent Obligations, have been paid in full in cash.

“Total Assets” shall mean total assets of the US Borrower and its Restricted Subsidiaries on a consolidated basis prepared in accordance with GAAP, shown on the most recent balance sheet of the US Borrower and its Restricted Subsidiaries as may be expressly stated.

“Total Revolving Credit Commitment” shall mean, at any time, the aggregate amount of the Revolving Credit Commitments, as in effect at such time. The Total Revolving Credit Commitment as of the Closing Date is $750,000,000.

“Transaction Expenses” shall mean any fees or expenses incurred or paid by the Sponsors, the US Borrower (or any direct or indirect parent of the US Borrower) or any of its subsidiaries in connection with the Transactions (including expenses in connection with hedging transactions), this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.

“Transactions” shall mean, collectively, (a) the Merger, (b) the Equity Investment, (c) the issuance of the New Senior Notes, (d) the funding of the Loans and the other transactions contemplated by this Agreement and the other Loan Documents, (e) the consummation of the refinancing of the Existing Indebtedness as contemplated by Sections 4.02(l) and (f) the payment of Transaction Expenses.

“Treasury Capital Stock” shall have the meaning set forth in Section 6.03(b)(ii).

“Type”, when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term “Rate” shall mean the Adjusted LIBO Rate and the Alternate Base Rate.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect in any applicable jurisdiction from time to time.

“Unrestricted Subsidiary” shall mean:

(a) any subsidiary of the US Borrower which at the time of determination is an Unrestricted Subsidiary (as designated by the US Borrower, as provided in Section 5.11); and

(b) any subsidiary of an Unrestricted Subsidiary.

“US Borrower” shall mean (a) prior to the consummation of the Merger, Merger Sub and (b) upon and after consummation of the Merger, the Company.

“USA PATRIOT Act” shall mean The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

“Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness, Disqualified Stock or Preferred Stock, as the case may be, at any date, the quotient obtained by dividing:

(a) the sum of the products of the number of years from the date of determination to the date of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Disqualified Stock or Preferred Stock multiplied by the amount of such payment; by

(b) the sum of all such payments.

“Wholly-Owned Subsidiary” of any Person shall mean a subsidiary of such Person, 100% of the Equity Interests of which (other than directors’ qualifying shares) shall be owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”; and the words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement unless the context shall otherwise require. All references herein to Articles, Sections, paragraphs, clauses, subclauses, Exhibits and Schedules shall be deemed references to Articles, Sections, paragraphs, clauses and subclauses of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, the Adjusted Consolidated Leverage Ratio, the Consolidated First-Lien Leverage Ratio, the Consolidated Leverage Ratio, and the Consolidated Secured Debt Ratio (and the financial definitions used therein) shall be construed in accordance with GAAP, as in effect on the Closing Date; provided, however, that if the US Borrower notifies the Administrative Agent that the US Borrower wishes to amend the Adjusted Consolidated Leverage Ratio, the Consolidated First-Lien Leverage Ratio, the Consolidated Leverage Ratio, the Consolidated Secured Debt Ratio or any financial definition used therein to implement the effect of any change in GAAP or the application thereof occurring after the Closing Date on the operation thereof (or if the Administrative Agent notifies the US Borrower that the Required Lenders wish to amend the Adjusted Consolidated Leverage Ratio, the Consolidated First-Lien Leverage Ratio, the Consolidated Leverage Ratio, the Consolidated Secured Debt Ratio or any financial definition used therein for such purpose), then the US Borrower and the Administrative Agent shall negotiate in good faith to amend the Adjusted Consolidated Leverage Ratio, the Consolidated First-Lien Leverage Ratio, the Consolidated Leverage Ratio, the Consolidated Secured Debt Ratio or the definitions used therein (subject to the approval of the Required Lenders) to preserve the original intent thereof in light of such changes in GAAP; provided that all determinations made pursuant to the Adjusted Consolidated Leverage Ratio, the Consolidated First-Lien Leverage Ratio, the Consolidated Leverage Ratio, the Consolidated Secured Debt Ratio or any financial definition used therein shall be determined on the basis of GAAP as applied and in effect immediately before the relevant change in GAAP or the application thereof became effective, until the Adjusted Consolidated Leverage Ratio, the Consolidated First-Lien Leverage Ratio, the Consolidated Leverage Ratio, the Consolidated Secured Debt Ratio or such financial definition is amended.

SECTION 1.03. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by

Type (e.g., a “Eurodollar Loan”) or by Class and Type (e.g., a “Eurodollar Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Credit Borrowing”) or by Type (e.g., a “Eurodollar Borrowing”) or by Class and Type (e.g., a “Eurodollar Revolving Credit Borrowing”).

SECTION 1.04. Rounding. The calculation of any financial ratios under this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-down if there is no nearest number).

SECTION 1.05. References to Agreements and Laws. Unless otherwise expressly provided herein, (a) all references to documents, instruments and other agreements (including the Loan Documents and organizational documents) shall be deemed to include all subsequent amendments, restatements, amendments and restatements, supplements and other modifications thereto, but only to the extent that such amendments, restatements, amendments and restatements, supplements and other modifications are not prohibited by any Loan Document and (b) references to any law, statute, rule or regulation shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such law.

SECTION 1.06. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

SECTION 1.07. Timing of Payment or Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that with respect to any payment of interest on or principal of Eurodollar Loans, if such extension would cause any such payment to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day.

SECTION 1.08. Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time.

SECTION 1.09. Exchange Rate; Currency Equivalents Generally. For purposes of determining compliance with the provisions of this Agreement on any date of determination (including the issuance, amendment or extension of a Letter of Credit), any Alternative Currency will be converted to dollars based on the rate of exchange quoted by the Reuters World Currency Page for the applicable Alternative Currency at 11:00 a.m. (London time) on such day (or, in the event such rate does not appear on any Reuters World Currency page, by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the US Borrower, or, in the absence of such agreement, such rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such Alternative Currency are then being conducted, at or about 10:00 a.m. on such date for the purchase of dollars for delivery 2 Business Days later). Notwithstanding the foregoing, for purposes of determining compliance with Article II and Sections 6.01, 6.02 and 6.03 of this Agreement with respect to any amount of Indebtedness or Investment denominated in an Alternative Currency, no Default shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness or Investment is incurred or made; provided that, for the avoidance of doubt, the foregoing provisions of this Section 1.09 shall otherwise apply to such Article and such Sections, including with respect to determining whether any Indebtedness or Investment (not previously incurred or made on any date) may be incurred or made under such Article and such Sections.

SECTION 1.10. Alternative Currencies. (a) The US Borrower may from time to time request that Letters of Credit be issued in an Alternative Currency (subject to the approval of the relevant Issuing Bank), provided that such requested currency is a lawful currency that is readily available and freely transferable and convertible into dollars. Any such request shall be made to the Administrative Agent, and the Administrative Agent shall promptly notify the relevant Issuing Bank thereof. The relevant Issuing Bank shall notify the Administrative Agent, not later than 1:00 p.m., 10 Business Days after receipt of such request whether it consents to the issuance of Letters of Credit in such requested currency. Any failure by the relevant Issuing Bank to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by the relevant Issuing Bank to permit Letters of Credit to be issued in such requested currency. If the relevant Issuing Bank consents to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the US Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for the purposes of any Letter of Credit issuances by such Issuing Bank. If the relevant Issuing Bank does not consent to any request for an additional currency under this Section 1.10, the Administrative Agent shall promptly so notify the US Borrower.

(b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify with the US Borrower’s consent to appropriately reflect a change in currency of any country and any relevant market conventions or practices relating to such change in currency.

SECTION 1.11. Pro Forma Calculations. For purposes of determining whether any action is otherwise permitted to be taken hereunder, the Adjusted Consolidated Leverage Ratio, the Consolidated Leverage Ratio, the Consolidated Secured Debt Ratio and the Consolidated First-Lien Leverage Ratio shall be calculated as follows:

(a) In the event that the US Borrower or any Restricted Subsidiary (i) incurs, redeems, retires or extinguishes any Indebtedness or (ii) issues or redeems Disqualified Stock or Preferred Stock subsequent to the commencement of the period for which such ratio is being calculated but prior to or simultaneously with the event for which the calculation of such ratio is made (a “Ratio Calculation Date”), then such ratio shall be calculated giving pro forma effect to such incurrence, redemption, retirement or extinguishment of Indebtedness, or such issuance or redemption of Disqualified Stock or Preferred Stock, as if the same had occurred at the beginning of the applicable four-quarter period.

For purposes of making the computation referred to above, Investments, acquisitions, dispositions, mergers, amalgamations, consolidations and discontinued operations (as determined in accordance with GAAP), in each case with respect to an operating unit of a business made (or committed to be made pursuant to a definitive agreement) during the four-quarter reference period or subsequent to such reference period and on or prior to or simultaneously with the relevant Ratio Calculation Date, and other operational changes that the US Borrower or any of its Restricted Subsidiaries has determined to make and/or made during the four-quarter reference period or subsequent to such reference period and on or prior to or simultaneously with such Ratio Calculation Date shall be calculated on a pro forma basis in accordance with GAAP assuming that all such Investments, acquisitions, dispositions, mergers, amalgamations, consolidations, discontinued operations and other operational changes had occurred on the first day of the four-quarter reference period. If since the beginning of such period any Person that subsequently became a Restricted Subsidiary or was merged with or into the US Borrower or any of its Restricted Subsidiaries since the beginning of such period shall have made any Investment, acquisition, disposition, merger, amalgamation, consolidation, discontinued operation or operational change, in each case with respect to an operating unit of a business, that would have required adjustment pursuant to this definition, then such ratio shall be calculated giving pro forma effect thereto for such period as if such Investment, acquisition, disposition, merger, consolidation, discontinued operation or operational change had occurred at the beginning of the applicable four-quarter period.

(b) For purposes of this Section 1.11, whenever pro forma effect is to be given to any Investment, acquisition, disposition, merger, amalgamation, consolidation, discontinued operation or operational change, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the US Borrower. Any such pro forma calculation may include adjustments appropriate, in the reasonable determination of the US Borrower as set forth in an Officer’s Certificate, to reflect (i) operating expense reductions and other operating improvements or synergies reasonably expected to result from any acquisition, amalgamation, merger or operational change (including, to the extent applicable, from the Transactions) and (ii) all adjustments of the nature used in connection with the calculation of “Adjusted EBITDA” as set forth in footnote (1) to the “Summary Historical and Pro Forma Consolidated Financial Data” under “Offering Circular Summary” in the offering circular for the New Senior Notes to the extent such adjustments, without duplication, continue to be applicable to such four-quarter period; provided that (x) such operating expense reductions and other operating improvements or synergies are reasonably identifiable and factually supportable, (y) with respect to operational changes, such actions are taken no later than 48 months after the Closing Date and (z) the aggregate amount of projected operating expense reductions, operating improvements and synergies in respect of operational changes (not resulting from an acquisition) included in any pro forma calculation shall not exceed $80,000,000 for any four consecutive quarter period.

ARTICLE II

The Credits

SECTION 2.01. Commitments. Subject to the terms and conditions herein set forth, each Lender agrees, severally and not jointly, (a) to make an Initial Term Loan to the US Borrower on the Closing Date in a principal amount not to exceed its Initial Term Loan

Commitment, (b) to make up to 4 (or such greater number as the Administrative Agent may agree to) Delayed Draw Term Loans to the US Borrower on or prior to the Delayed Draw Expiration Date in a principal amount not to exceed such Lender’s Delayed Draw Term Commitment in effect at such time, (c) to make Revolving Loans to the Borrowers, at any time and from time to time on and after the Closing Date, and until the earlier of the Revolving Credit Maturity Date and the termination of the Revolving Credit Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender’s Revolving Credit Exposure exceeding such Lender’s Revolving Credit Commitment or the Revolving Credit Exposure attributable to the Subsidiary Borrower exceeding the Subsidiary Borrower Sublimit; provided, however, that the aggregate principal amount of Revolving Loans and Swingline Loans made on the Closing Date shall not exceed $200,000,000 and (d) to make a Second-Lien Loan to the US Borrower on the Closing Date in a principal amount not to exceed its Second-Lien Commitment. Within the limits set forth in clause (c) of the preceding sentence and subject to the terms, conditions and limitations set forth herein, the Borrowers may borrow, pay or prepay and reborrow Revolving Loans. Amounts paid or prepaid in respect of Term Loans and Second-Lien Loans may not be reborrowed.

SECTION 2.02. Loans. (a) Each Loan (other than Swingline Loans) shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their applicable Commitments; provided, however, that the failure of any Lender to make any Loan shall not relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Except for Loans deemed made pursuant to Section 2.02(f) and subject to Section 2.22, the Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of $500,000 and not less than $2,500,000 or (ii) equal to the remaining available balance of the applicable Commitments.

(b) Subject to Sections 2.02(f), 2.08 and 2.15, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as a Borrower may request pursuant to Section 2.03. Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the relevant Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrowers shall not be entitled to request any Borrowing that, if made, would result in more than twenty Eurodollar Borrowings outstanding hereunder at any time.

(c) Except with respect to Loans deemed made pursuant to Section 2.02(f) and subject to Sections 2.03 and 2.22, each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account in New York City as the Administrative Agent may designate not later than 1:00 p.m. and the Administrative Agent shall promptly credit the amounts so received to an account designated by the relevant Borrower in the applicable Borrowing Request or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.

(d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (c) above and the Administrative Agent may, in reliance upon such assumption, make available to the relevant Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the relevant Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the relevant Borrower to but excluding the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrowers, a rate per annum equal to the interest rate applicable to the Loans comprising such Borrowing at the time and (ii) in the case of such Lender, for the first such day, the Federal Funds Effective Rate, and for each day thereafter, the Alternate Base Rate plus the Applicable Percentage for ABR Revolving Loans. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender’s Loan as part of such Borrowing for purposes of this Agreement and (x) the relevant Borrower’s obligation to repay the Administrative Agent such corresponding amount pursuant to this Section 2.02(d) shall cease and (y) if the relevant Borrower pays such amount to the Administrative Agent, the amount so paid shall constitute a repayment of such Borrowing by such amount.

(e) Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request any Eurodollar Borrowing if the Interest Period requested with respect thereto would end after the Revolving Credit Maturity Date, the Term Loan Maturity Date or the Second-Lien Maturity Date, as applicable.

(f) If the relevant Issuing Bank shall not have received from the relevant Borrower the payment required to be made by Section 2.23(e) within the time specified in such Section, such Issuing Bank will promptly notify the Administrative Agent of the L/C Disbursement and the Administrative Agent will promptly notify each Revolving Credit Lender of such L/C Disbursement and its Pro Rata Percentage thereof (and, in the case of any L/C Disbursement made in an Alternative Currency, calculated using the Dollar Equivalent of such L/C Disbursement, as determined on the date on which such L/C Disbursement was made by the relevant Issuing Bank). Each Revolving Credit Lender shall pay by wire transfer of immediately available funds in dollars to the Administrative Agent not later than 2:00 p.m. on such date (or, if such Revolving Credit Lender shall have received such notice later than 12:00 (noon) on any day, not later than 10:00 a.m. on the immediately following Business Day), an amount equal to such Lender’s Pro Rata Percentage of such L/C Disbursement as determined above (it being understood that such amount shall be deemed to constitute an ABR Revolving Loan of such Lender and such payment shall be deemed to have reduced the L/C Exposure), and the Administrative Agent will promptly pay to the relevant Issuing Bank amounts so received by it from the Revolving Credit Lenders. The Administrative Agent will promptly pay to the Issuing Bank any amounts received by it from the relevant Borrower pursuant to Section 2.23(e) prior to the time that any Revolving Credit Lender makes any payment pursuant to this paragraph (f); any such amounts received by the Administrative Agent thereafter will be promptly remitted by the Administrative Agent to the Revolving Credit Lenders that shall have made such payments and to such Issuing Bank, as their interests may appear. If any Revolving Credit Lender shall not have made its Pro Rata Percentage of such L/C Disbursement available to the Administrative Agent as provided above, such Lender and the relevant Borrower severally agrees to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this paragraph to but excluding the date such amount is paid, to the Administrative Agent for the account of the relevant Issuing Bank at (i) in the case of the relevant Borrower, a rate per annum equal to the interest rate applicable to Revolving Loans pursuant to Section 2.06(a), and (ii) in the case of such Lender, for the first such day, the Federal Funds Effective Rate (or, in the case of amounts owed in an Alternative Currency, at the respective Issuing Bank’s customary rate for interbank advances denominated in such Alternative Currency), and for each day thereafter, the interest rate applicable to ABR Revolving Loans.

SECTION 2.03. Borrowing Procedure. In order to request a Borrowing (other than a Swingline Loan or a deemed Borrowing pursuant to Section 2.02(f), as to which this Section 2.03 shall not apply), the relevant Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 1:00 p.m. 3 Business Days before a proposed Borrowing, and (b) in the case of an ABR Borrowing, not later than 1:00 p.m. 1 Business Day before a proposed Borrowing. Each such telephonic request shall be irrevocable, shall be confirmed promptly by hand delivery or fax to the Administrative Agent of a written Borrowing Request and shall specify the following information: (i) whether the Borrowing then being requested is to be an Initial Term Borrowing, a Delayed Draw Term Borrowing, a Second-Lien Borrowing or a Revolving Credit Borrowing, and whether such Borrowing is to be a Eurodollar Borrowing or an ABR Borrowing; (ii) the date of such Borrowing (which shall be a Business Day); (iii) the number and location of the account to which funds are to be disbursed; (iv) the amount of such Borrowing; and (v) if such Borrowing is to be a Eurodollar Borrowing, the Interest Period with respect thereto; provided, however, that notwithstanding any contrary specification in any Borrowing Request, each requested Borrowing shall comply with the requirements set forth in Section 2.02. Except as otherwise provided in Section 2.10(b), if no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be a Eurodollar Borrowing. If no Interest Period with respect to any Eurodollar Borrowing is specified in any such notice, then the relevant Borrower shall be deemed to have selected an Interest Period of 1 month’s duration. The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this Section 2.03 (and the contents thereof), and of each Lender’s portion of the requested Borrowing.

SECTION 2.04. Evidence of Debt; Repayment of Loans. (a) (i) The US Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender, (x) the principal amount of each Term Loan of such Lender as provided in Section 2.11, (y) the principal amount of the Second-Lien Loan of such Lender on the Second-Lien Maturity Date and (z) on the Revolving Credit Maturity Date, the then unpaid principal amount of each Revolving Loan of such Lender made to the US Borrower and (ii) the Subsidiary Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender on the Revolving Credit Maturity Date, the then unpaid principal amount of each Revolving Loan made by such Lender to the Subsidiary Borrower. Each Borrower hereby promises to pay to the Swingline Lender on the Revolving Credit Maturity Date the then unpaid principal amount of each Swingline Loan made to such Borrower.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the relevant Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(c) The Administrative Agent shall maintain accounts in which it will record (i) the relevant Borrower, (ii) the amount of each Loan made hereunder, the Class and Type thereof and, if applicable, the Interest Period applicable thereto, (iii) the amount of any principal or interest due and payable or to become due and payable from the relevant Borrower to each Lender hereunder and (iv) the amount of any sum received by the Administrative Agent hereunder from the Borrowers or any Guarantor and each Lender’s share thereof.

(d) The entries made in the accounts maintained pursuant to paragraphs (b) and (c) above shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrowers to repay the Loans in accordance with the terms of this Agreement.

(e) Any Lender may request that Loans made by it hereunder be evidenced by a promissory note. In such event, the relevant Borrower shall execute and deliver to such Lender a promissory note payable to such Lender and its permitted registered assigns in form and substance reasonably acceptable to the Administrative Agent. Notwithstanding any other provision of this Agreement, in the event any Lender shall request and receive such a promissory note, the interests represented by such note shall at all times (including after any assignment of all or part of such interests pursuant to Section 9.04) be represented by one or more promissory notes payable to the payee named therein or its registered assigns.

SECTION 2.05. Fees. (a) The US Borrower agrees to pay to each Revolving Credit Lender, through the Administrative Agent, on the last day of March, June, September and December of each year, commencing June 30, 2007, and on each date on which the Revolving Credit Commitment of such Lender shall expire or be terminated as provided herein, a commitment fee (a “Commitment Fee”) equal to the Applicable Percentage per annum on the daily unused amount of the Revolving Credit Commitment of such Lender during the preceding quarter (or other period commencing with the Closing Date or ending with the Revolving Credit Maturity Date or the date on which the Revolving Credit Commitment of such Lender shall be terminated); provided any Commitment Fee accrued with respect to the Revolving Credit Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the US Borrower so long as such Lender shall be a Defaulting Lender, except to the extent that such Commitment Fee shall otherwise have been due and payable by the US Borrower prior to such time; and provided, further, that no Commitment Fee shall accrue on the Revolving Credit Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. For purposes of calculating the Commitment Fee only, no portion of the Revolving Credit Commitments shall be deemed utilized as a result of outstanding Swingline Loans.

(b) The US Borrower agrees to pay to the Administrative Agent, for its own account, the administrative fees set forth in the Fee Letter at the times and in the amounts specified therein (the “Administration Fee”).

(c) The relevant Borrower agrees to pay (i) to each Revolving Credit Lender, through the Administrative Agent, on the last day of March, June, September and December of each year, commencing June 30, 2007, and on the date on which the Revolving Credit Commitment of such Lender shall be terminated as provided herein, a fee (an “L/C Participation Fee”) calculated on such Lender’s Pro Rata Percentage of the daily aggregate undrawn amounts of all outstanding Letters of Credit) during the preceding quarter (or shorter period commencing with the Closing Date or ending with the Revolving Credit Maturity Date or the date on which all Letters of Credit have been canceled or have expired and the Revolving Credit Commitments of all Lenders shall have been terminated) at a rate per annum equal to the Applicable Percentage from time to time used to determine the interest rate on Eurodollar Revolving Credit Borrowings minus the Issuing Bank Fees referred to in clause (ii)(A) below, and (ii) to the Issuing Bank (A) with respect to each outstanding Letter of Credit a fronting fee that shall accrue at a rate of 0.125% per annum (or such lesser rate as shall be separately agreed upon between the relevant Borrower and the Issuing Bank) on the undrawn amount of such Letter of Credit, payable quarterly in arrears on the last day of March, June, September and December of each year, commencing June 30, 2007, and upon expiration of the applicable Letter of Credit or any earlier termination of the Revolving Credit Commitment and (B) within 30 days after demand therefor the Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit issued by such Issuing Bank or processing of drawings thereunder (the fees in this clause (ii) being collectively the “Issuing Bank Fees”).

(d) The US Borrower agrees to pay to each Delayed Draw Term Lender, through the Administrative Agent, on the last day of March, June, September and December of each year, commencing June 30, 2007, and on each date on which the Delayed Draw Term Commitment of such Lender shall expire or be terminated as provided herein, a fee (a “Delayed Draw Facility Fee”) equal to 1.00% per annum on the daily unused amount of the Delayed Draw Term Commitment of such Lender during the preceding quarter (or other period commencing with the Closing Date or ending with the Delayed Draw Expiration Date or the date on which the Delayed Draw Term Commitment of such Lender shall be terminated); provided that any fee accrued with respect to the Delayed Draw Term Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the US Borrower so long as such Lender shall be a Defaulting Lender, except to the extent that such fee shall otherwise have been due and payable by the US Borrower prior to such time; and provided, further, that no fee shall accrue on the Delayed Draw Term Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

(e) All Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days, and shall be paid, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders and the Issuing Bank, except that the Issuing Bank Fees shall be paid directly to the Issuing Bank. Once paid, none of the Fees shall be refundable under any circumstances.

SECTION 2.06. Interest on Loans. (a) Subject to the provisions of Section 2.07, the Loans comprising each ABR Borrowing, including each Swingline Loan, shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Percentage in effect from time to time.

(b) Subject to the provisions of Section 2.07, the Loans comprising each Eurodollar Borrowing shall bear interest at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect or, pursuant to Section 2.10(b), deemed to be in effect, for such Borrowing plus the Applicable Percentage in effect from time to time.

(c) Interest, including interest payable pursuant to Section 2.07, shall be computed on the basis of the actual number of days elapsed over a year of 360 days (or, when the Alternate Base Rate is determined by reference to the Prime Rate over a year of 365 or 366 days, as applicable) and shall be calculated from and including the date of the relevant Borrowing to, but excluding, the date of repayment thereof. Interest on each Loan shall be payable on the Interest Payment Dates applicable to such Loan, except as otherwise provided in this Agreement. The applicable Alternate Base Rate or Adjusted LIBO Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.07. Default Interest. If the Borrowers shall default in the payment when due of any principal of or interest on any Loan or reimbursement of any L/C Disbursement or payment of any Fee or other amount due hereunder, by acceleration or otherwise, then, until such defaulted amount shall have been paid in full, to the extent permitted by law, such overdue amount shall bear interest (after as well as before judgment), payable on demand, (a) in the case of principal of a Loan, at the rate otherwise applicable to such Loan pursuant to Section 2.06 plus 2.00% per annum and (b) in all other cases, at a rate per annum equal to the rate that would be applicable to an ABR Revolving Loan plus 2.00% per annum.

SECTION 2.08. Alternate Rate of Interest. In the event, and on each occasion, that on the day 2 Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing the Administrative Agent shall have reasonably determined that dollar deposits in the principal amounts of the Loans comprising such Borrowing are not generally available in the London interbank market, or that the rates at which dollar deposits are being offered in the London interbank market will not adequately and fairly reflect the cost to any participating Lender of making or maintaining its Eurodollar Loan during such Interest Period, or that reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period, the Administrative Agent shall, as soon as practicable thereafter, give written or fax notice of such determination to the US Borrower and the Lenders. In the event of any such determination, until the Administrative Agent shall have advised the US Borrower and the participating Lenders that the circumstances giving rise to such notice no longer exist (which the Administrative Agent agrees to give promptly after such circumstances no longer exist), any request by the Borrowers for a Eurodollar Borrowing shall be deemed to be a request for an ABR Borrowing. Each determination by the Administrative Agent under this Section 2.08 shall be conclusive absent manifest error.

SECTION 2.09. Termination and Reduction of Commitments. (a) The Initial Term Loan Commitments shall automatically terminate upon the making of the Initial Term Loans on the Closing Date. The Second-Lien Commitments shall automatically terminate upon the making of the Second-Lien Loans on the Closing Date. The Delayed Draw Term Commitments shall automatically terminate on the Delayed Draw Expiration Date and shall be automatically and permanently reduced upon the making of, and by the aggregate principal amount of, each Delayed Draw Term Loan and as described in Section 2.13(b). The Revolving Credit Commitments and the Swingline Commitment shall automatically terminate on the Revolving Credit Maturity Date. The L/C Commitment shall automatically terminate on the earlier to occur of (i) the termination of the Revolving Credit Commitments and (ii) the date 5 days prior to the Revolving Credit Maturity Date, unless otherwise agreed by each Issuing Bank and the US Borrower.

(b) Upon at least 3 Business Days’ prior written or fax notice to the Administrative Agent, the US Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the unused Delayed Draw Term Commitments, the Revolving Credit Commitments or the Swingline Commitment; provided, however, that (i) each partial reduction of the Delayed Draw Term Commitments or the Revolving Credit Commitments shall be in an integral multiple of $1,000,000 and in a minimum amount of $5,000,000 (and $1,000,000 in the case of the Swingline Commitment) and (ii) the Total Revolving Credit Commitment shall not be reduced to an amount that is less than the Aggregate Revolving Credit Exposure then in effect (after giving effect to any repayment or prepayment effected simultaneously therewith). Any notice given by the US Borrower pursuant to this Section 2.09(b) shall be irrevocable; provided that any such notice delivered by the US Borrower may state that such notice is conditioned upon the effectiveness of other financing arrangements, in which case such notice may be revoked by the US Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

(c) Each reduction in the Delayed Draw Term Commitments or the Revolving Credit Commitments hereunder shall be made ratably among the Lenders in accordance with their respective applicable Commitments; provided that neither the Swingline Commitment nor the Subsidiary Borrower Sublimit shall be reduced unless the Revolving Commitment is reduced to an amount less than the Swingline Commitment or Subsidiary Borrower Sublimit, as applicable, then in effect (and then only to the extent of such deficit). The Borrowers shall pay to the Administrative Agent for the account of the Revolving Credit Lenders, on the date of each termination or reduction of the Revolving Credit Commitments, the Commitment Fees on the amount of the Revolving Credit Commitments so terminated or reduced accrued to but excluding the date of such termination or reduction. The US Borrower shall pay to the Administrative Agent for the account of the Delayed Draw Term Lenders, on the date of each termination or reduction of the Delayed Draw Term Commitments, the Delayed Draw Facility Fee on the amount of the Delayed Draw Term Commitments so terminated or reduced accrued to but excluding the date of such termination or reduction.

SECTION 2.10. Conversion and Continuation of Borrowings. (a) The Borrowers shall have the right at any time upon prior written or fax notice (or telephone notice promptly confirmed by written or fax notice) to the Administrative Agent (i) not later than 1:00 p.m., 1 Business Day prior to conversion, to convert any Eurodollar Borrowing into an ABR

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Borrowing and (ii) not later than 1:00 p.m., 3 Business Days prior to conversion or continuation, to convert any ABR Borrowing into a Eurodollar Borrowing or to continue any Eurodollar Borrowing as a Eurodollar Borrowing for an additional Interest Period, subject in each case to the following:

(w) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Borrowing;

(x) if less than all the outstanding principal amount of any Borrowing shall be converted or continued, then each resulting Borrowing shall satisfy the limitations specified in Sections 2.02(a) and 2.02(b) regarding the principal amount and maximum number of Borrowings of the relevant Type;

(y) each conversion shall be effected by each Lender and the Administrative Agent recording, for the account of such Lender, the Type of such Loan resulting from such conversion and reducing the Loan (or portion thereof) of such Lender being converted by an equivalent principal amount; accrued interest on any Eurodollar Loan (or portion thereof) being converted shall be paid by the relevant Borrower at the time of conversion; and

(z) if any Eurodollar Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the relevant Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.16.

Each notice pursuant to this Section 2.10 shall be irrevocable (subject to Sections 2.08 and 2.15) and shall refer to this Agreement and specify (i) the identity and amount of the Borrowing that the relevant Borrower requests be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a Eurodollar Borrowing or an ABR Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Borrowing is to be converted to or continued as a Eurodollar Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Borrowing, the relevant Borrower shall be deemed to have selected an Interest Period of 1 month’s duration. The Administrative Agent shall advise the Lenders of any notice given pursuant to this Section 2.10 and of each Lender’s portion of any converted or continued Borrowing. If the relevant Borrower shall not have given notice in accordance with this Section 2.10 to continue any Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section 2.10 to convert such Borrowing), such Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be continued into a Eurodollar Borrowing with an Interest Period of 1 month’s duration. This Section shall not apply to Swingline Loans.

(b) Notwithstanding anything to the contrary in this Agreement, (i) on the date of each incurrence of Delayed Draw Term Loans and immediately after giving effect thereto, all Delayed-Draw Term Loans advanced on such date shall be automatically (and without further action) proportionately added to (and thereafter be deemed to constitute a part of) each then existing Borrowing of Initial Term Loans (it being understood that each Delayed Draw Term Loan so added to a Borrowing of Initial Term Loans shall for all purposes bear interest at the rate otherwise applicable to the Borrowing of Initial Term Loans to which such amounts were added but only from and after such date, and provided that the Interest Period applicable to the portion of such Delayed Draw Term Loan so added shall be deemed to commence on the date of the borrowing of such Delayed Draw Term Loan and shall end upon the expiration of the Interest Period then applicable to the Borrowing of Initial Term Loans to which such portion of the Delayed Draw Term Loan was added (each, a “DDTL Allocation”), it being understood that Section 2.16 shall not apply to any DDTL Allocation.

SECTION 2.11. Repayment of Term Borrowings. (a) The US Borrower shall repay to the Administrative Agent in dollars for the ratable account of the Term Lenders on March 31, June 30, September 30 and December 31 of each year, commencing with the first fiscal quarter ended after the third anniversary of the Closing Date, an aggregate amount equal to 0.625% of the sum of (i) the aggregate principal amount of the Initial Term Loans advanced on the Closing Date plus (ii) the original aggregate principal amount of the Delayed Draw Term Loans; provided that commencing with the first fiscal quarter ended after the fifth anniversary of the Closing Date such amount shall be reduced to 0.25% of the sum of (x) the aggregate principal amount of the Initial Term Loans advanced on the Closing Date plus (y) the original aggregate principal amount of the Delayed Draw Term Loans (which payments in each case shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.12(b) and 2.13(e)).

(b) To the extent not previously paid, all Term Loans shall be due and payable on the Term Loan Maturity Date, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.

(c) All repayments pursuant to this Section 2.11 shall be subject to Section 2.16, but shall otherwise be without premium or penalty.

SECTION 2.12. Optional Prepayment. (a) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon at least 3 Business Days’ prior written or fax notice by the US Borrower (or telephone notice promptly confirmed by written or fax notice) in the case of Eurodollar Loans, or written or fax notice by the US Borrower (or telephone notice promptly confirmed by written or fax notice) at least 1 Business Day prior to the date of prepayment in the case of ABR Loans, to the Administrative Agent before 1:00 p.m.; provided, however, that each partial prepayment shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000. Notwithstanding the foregoing, in no event shall any voluntary prepayment of the Second-Lien Loans be permitted at any time while any Term Loans are outstanding unless such Second-Lien Loans are prepaid with the proceeds (i) from the issuance of any Equity Interests (other than Disqualified Stock) by a direct or indirect parent of the US Borrower (and contributed as cash to the capital of the US Borrower) or (ii) of any Permitted Senior Unsecured Debt or Permitted Senior Subordinated Debt.

(b) Optional prepayments of Term Loans shall be applied against the remaining scheduled installments of principal due in respect of the Term Loans under Section 2.11 in the manner specified by the US Borrower or, if not so specified on or prior to the date of such optional prepayment, in direct order of maturity. Optional prepayments of Term Loans and any Incremental Term Loans shall be applied ratably among the outstanding Term Loans and Incremental Term Loans.

(c) Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the relevant Borrower to prepay such Borrowing by the amount stated therein on the date stated therein; provided that if a notice of optional prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09. All prepayments under this Section 2.12 shall be subject to Section 2.16 but otherwise without premium or penalty. All Eurodollar Loan prepayments under this Section 2.12 shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment.

SECTION 2.13. Mandatory Prepayments. (a) Each Borrower shall, on the date of termination of all Revolving Credit Commitments, repay or prepay all of its outstanding Revolving Credit Borrowings and all outstanding Swingline Loans and replace or cause to be canceled (or provide an L/C Backstop or make other arrangements reasonably satisfactory to the relevant Issuing Bank with respect to) all of its outstanding Letters of Credit. If, after giving effect to any partial reduction of the Revolving Credit Commitments, the Aggregate Revolving Credit Exposure would exceed the Total Revolving Credit Commitment, then the US Borrower shall (and to the extent the Subsidiary Borrower Sublimit would exceed the Total Revolving Credit Commitment, then the Subsidiary Borrower shall), on the date of such reduction, repay or prepay Revolving Credit Borrowings or Swingline Loans (or a combination thereof) and, after the Revolving Credit Borrowings and Swingline Loans shall have been repaid or prepaid in full, replace or cause to be canceled (or provide an L/C Backstop or make other arrangements reasonably satisfactory to the relevant Issuing Bank with respect to) Letters of Credit in an amount sufficient to eliminate such excess.

(b) Not later than the tenth Business Day following the receipt by the US Borrower or any of its Restricted Subsidiaries of Net Cash Proceeds in respect of any Prepayment Asset Sale or Property Loss Event, the US Borrower shall apply an amount equal to 100% of the Net Cash Proceeds received by the US Borrower or any of its Restricted Subsidiaries with respect thereto (subject to the restrictions set forth herein) to prepay outstanding Term Loans and Second-Lien Loans in accordance with Section 2.13(e); provided, however, that, from and after the repayment in full of the Second-Lien Loans, the foregoing percentage shall be reduced to (i) 50% if the Adjusted Consolidated Leverage Ratio is less than or equal to 8.00 to 1.00 but greater than 6.00 to 1.00 and (ii) 0% if the Adjusted Consolidated Leverage Ratio is less than or equal to 6.00 to 1.00, in each case, determined by reference to the most recently delivered Pricing Certificate at the time of receipt of such Net Cash Proceeds; and provided, further, that, except as provided in the next sentence, from and after the repayment in full of the Second-Lien Obligations (other than contingent obligations) if (x) prior to the date any such prepayment is required to be made, the US Borrower notifies the Administrative Agent of its intent to (A) reinvest such Net Cash Proceeds in assets of a kind then used or usable in the business of the US Borrower and its Restricted Subsidiaries or (B) repay any Other Pari Passu Lien Obligations (other than the

Loans) of the US Borrower and its Restricted Subsidiaries (and, in the case of any revolving loans, to the extent accompanied by a permanent reduction of the related commitment), which repayment shall (1) except in the case of any prepayment or redemption of the Existing Senior Notes, be made on a ratable basis among such Other Pari Passu Lien Obligations and the Term Loans and (2) in the case of any prepayment or redemption of the Existing Senior Notes, shall result in a dollar-for-dollar reduction of the Delayed Draw Term Commitments by the amount of such Existing Senior Notes so prepaid or redeemed and (y) no Event of Default shall have occurred and be continuing at the time of such notice, and no Event of Default under clause (a), (b), (g) or (h) of Section 7.01 (each, a “Specified Default”) shall have occurred and shall be continuing at the time of proposed reinvestment (unless, in the case of such Specified Default, such reinvestment is made pursuant to a binding commitment entered into at a time when no Specified Default was continuing), then the US Borrower shall not be required to prepay Term Loans hereunder in respect of such Net Cash Proceeds to the extent that such Net Cash Proceeds are so reinvested or such Indebtedness is repaid (together with any ratable repayment of Term Loans required by clause (B)(1) above) within 2 years after the date of receipt of such Net Cash Proceeds (or, in the case of a reinvestment pursuant to clause (A) above, within such 2-year period, the US Borrower or any of its Restricted Subsidiaries enters into a binding commitment to so reinvest in such Net Cash Proceeds, and such Net Cash Proceeds are so reinvested within 180 days after such binding commitment is so entered into); provided, however, that (I) if any Net Cash Proceeds are not reinvested or applied as a repayment on or prior to the last day of the applicable application period, such Net Cash Proceeds shall be applied within 5 Business Days to the prepayment of the Term Loans as set forth above (without regard to the immediately preceding proviso) and (II) if, as a result of any Prepayment Asset Sale or Property Loss Event, the US Borrower would be required to make an “offer to purchase” the New Senior Notes pursuant to the terms of the New Senior Notes Documentation or any other Material Indebtedness, in any such case prior to the expiry of the foregoing reinvestment or repayment periods, the US Borrower shall apply the relevant percentage of such Net Cash Proceeds as required above by this paragraph (b) to prepay Term Loans in accordance with Section 2.13(e) on the day immediately preceding the date of such required “offer to purchase” (without regard to the immediately preceding proviso). Notwithstanding the foregoing, prior to the repayment in full of the Second-Lien Obligations, any “cash boot” received by the US Borrower or any Restricted Subsidiary pursuant to a Permitted Asset Swap may be reinvested or applied in the manner provided contemplated by clauses (x) and (y) of the second preceding proviso in this Section 2.13(b), so long as the amount of such “cash boot” per Permitted Asset Swap does not exceed the greater of $10,000,000 and 25% of the aggregate transaction value for such Permitted Asset Swap.

(c) No later than the tenth Business Day following the delivery of the Section 5.04 Financials (commencing with the fiscal year ended December 31, 2007), the US Borrower shall prepay outstanding Term Loans and Second-Lien Loans in accordance with Section 2.13(e) in an aggregate principal amount equal to the excess, if any, of (i) the applicable ECF Percentage of Excess Cash Flow for the fiscal year then ended over (ii) the aggregate principal amount of Term Loans, Second-Lien Loans and Revolving Loans (to the extent accompanied by a permanent reduction of the Revolving Credit Commitments) prepaid pursuant to Section 2.12 during such fiscal year or on or prior to the date such payment is required to be made (without duplication), in each case to the extent such prepayments are not funded with the proceeds of long-term Indebtedness (other than revolving Indebtedness).

(d) In the event that the US Borrower or any of its Restricted Subsidiaries shall receive Net Cash Proceeds from the issuance or incurrence of Indebtedness (other than any cash proceeds from the issuance or incurrence of Indebtedness permitted pursuant to Section 6.01), the US Borrower shall no later than the tenth Business Day next following the receipt of such Net Cash Proceeds, apply an amount equal to 100% of such Net Cash Proceeds to prepay outstanding Term Loans and Second-Lien Loans in accordance with Section 2.13(e).

(e) Prior to the repayment in full of all Second-Lien Obligations, all prepayments required pursuant to clause (b) of this Section 2.13 shall be applied first, to the extent no Default or Event of Default then exists, to the repayment of the outstanding principal balance of the Second-Lien Loans until paid in full and then to the repayment of the outstanding principal balance of the Term Loans (applied against the remaining scheduled installments of principal due in respect of the Term Loans in direct order of maturity). Prior to the repayment in full of all Term Loans and all Obligations relating thereto, all other prepayments required by this Section 2.13 shall be applied first to the repayment of the Term Loans until paid in full (applied against the remaining scheduled installments of principal due in respect of the Term Loans in the direct order of maturity) and then, (x) to the extent no Default or Event of Default then exists, to the repayment of the outstanding principal balance of the Second-Lien Loans until paid in full or (y) to the extent a Default or Event of Default then exists, to the repayment in full of all then outstanding Revolving Loans and Swingline Loans (and the cash collateralization of Letters of Credit on terms reasonably acceptable to the Issuing Bank) (but without any reduction in the related Commitments) and, thereafter, to the repayment of the outstanding principal balance of the Second-Lien Loans until repaid in full.

SECTION 2.14. Reserve Requirements; Change in Circumstances. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by any Lender or any Issuing Bank (except any such reserve requirement which is reflected in the Adjusted LIBO Rate) or shall impose on such Lender or such Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein, and the result of any of the foregoing shall be to increase the cost to such Lender or such Issuing Bank of making or maintaining any Eurodollar Loan or increase the cost to any Lender of issuing or maintaining any Letter of Credit or purchasing or maintaining a participation therein or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender or such Issuing Bank to be material, then the relevant Borrower will pay to such Lender or such Issuing Bank, as the case may be, upon demand such additional amount or amounts as will compensate such Lender or such Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

(b) If any Lender or any Issuing Bank shall have determined that any Change in Law regarding capital adequacy has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made or participations in Loans purchased by such Lender pursuant hereto or the Letters of Credit issued by such Issuing Bank pursuant hereto to a level below that which such Lender or such Issuing

Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy) by an amount deemed by such Lender or such Issuing Bank to be material, then the relevant Borrower shall pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered.

(c) A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as applicable, as specified in paragraph (a) or (b) above shall be delivered to the US Borrower, shall describe the applicable Change in Law, the resulting costs incurred or reduction suffered (including a calculation thereof), certifying that such Lender is generally charging such amounts to similarly situated borrowers and shall be conclusive absent manifest error. The relevant Borrower shall pay such Lender or such Issuing Bank, as applicable, the amount shown as due on any such certificate delivered by it within 30 days after its receipt of the same.

(d) Failure or delay on the part of any Lender or any Issuing Bank to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation; provided that the relevant Borrower shall not be under any obligation to compensate any Lender or any Issuing Bank under paragraph (a) or (b) above with respect to increased costs or reductions with respect to any period prior to the date that is 180 days prior to such request; provided further, that the foregoing limitation shall not apply to any increased costs or reductions arising out of the retroactive application of any Change in Law within such 180-day period, The protection of this Section shall be available to each Lender and the respective Issuing Bank regardless of any possible contention of the invalidity or inapplicability of the Change in Law that shall have occurred or been imposed; provided that if, after the payment of any amounts by the Borrowers under this Section, any Change of Law in respect of which a payment was made is thereafter determined to be invalid or inapplicable to the relevant Lender or Issuing Bank, then such Lender or Issuing Bank shall, within 30 days after such determination, repay any amounts paid to it by the Borrowers hereunder in respect of such Change in Law.

(e) Notwithstanding anything in this Section 2.14 to the contrary, this Section 2.14 shall not apply to any Change in Law with respect to Taxes, which shall be governed exclusively by Section 2.20.

SECTION 2.15. Change in Legality. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the US Borrower and to the Administrative Agent:

(i) such Lender may declare that Eurodollar Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods) and ABR Loans will not thereafter (for such duration) be converted into Eurodollar Loans, whereupon any request for a Eurodollar Borrowing (or to convert an ABR Borrowing to a Eurodollar Borrowing or to continue a Eurodollar Borrowing for an additional Interest Period) shall, as to such Lender only, be deemed a request for an ABR Loan (or a request to continue an ABR Loan as such for an additional Interest Period or to convert a Eurodollar Loan into an ABR Loan, as the case may be), unless such declaration shall be subsequently withdrawn; and

(ii) such Lender may require that all outstanding Eurodollar Loans made by such Lender shall be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under clause (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

(b) For purposes of this Section 2.15, a notice to the US Borrower by any Lender shall be effective as to each Eurodollar Loan made by such Lender, if lawful, on the last day of the Interest Period then applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the US Borrower. Such Lender shall withdraw such notice promptly following any date on which it becomes lawful for such Lender to make and maintain Eurodollar Loans or give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan.

SECTION 2.16. Indemnity. The Borrowers shall jointly and severally indemnify each Lender against any loss or expense that such Lender may sustain or incur as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Eurodollar Loan prior to the end of the Interest Period in effect therefor, (ii) the conversion of any Eurodollar Loan to an ABR Loan, or the conversion of the Interest Period with respect to any Eurodollar Loan, in each case other than on the last day of the Interest Period in effect therefor, or (iii) any Eurodollar Loan to be made by such Lender (including any Eurodollar Loan to be made pursuant to a conversion or continuation under Section 2.10) not being made after notice of such Loan shall have been given by the relevant Borrower hereunder (any of the events referred to in this clause (a) being called a “Breakage Event”) or (b) any default in the making of any payment or prepayment required to be made hereunder. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Eurodollar Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over (ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period (exclusive of any loss of anticipated profits). A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section 2.16 shall be delivered to the US Borrower and shall be conclusive absent manifest error.

SECTION 2.17. Pro Rata Treatment. Except as provided below in this Section 2.17 with respect to Swingline Loans and as required under Section 2.14, 2.15, 2.16, 2.20 or 2.21, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of the Commitment Fee, the L/C Participation Fee and the Delayed Draw Facility Fee, each reduction of the Delayed Draw Term Commitments or the Revolving Credit Commitments and each conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their respective applicable outstanding Loans). For purposes of determining the available Revolving Credit Commitments of the Lenders at any time (but subject to the last sentence of Section 2.05(a), each outstanding Swingline Loan shall be deemed to have utilized the Revolving Credit Commitments of the Lenders (including those Lenders which shall not have made Swingline Loans) pro rata in accordance with such respective Revolving Credit Commitments. Each Lender agrees that in computing such Lender’s portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender’s percentage of such Borrowing to the next higher or lower whole dollar amount.

SECTION 2.18. Sharing of Setoffs. Subject to the terms of the Intercreditor Agreement, each Lender agrees that if it shall, through the exercise of a right of banker’s lien, setoff or counterclaim against either Borrower or any other Loan Party, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or L/C Disbursement as a result of which the unpaid principal portion of its Loans and participations in L/C Disbursements shall be proportionately less than the unpaid principal portion of the Loans and participations in L/C Disbursements of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loans and L/C Exposure of such other Lender, so that the aggregate unpaid principal amount of the Loans and L/C Exposure and participations in Loans and L/C Exposure held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans and L/C Exposure then outstanding as the principal amount of its Loans and L/C Exposure prior to such exercise of banker’s lien, setoff or counterclaim or other event was to the principal amount of all Loans and L/C Exposure outstanding prior to such exercise of banker’s lien, setoff or counterclaim or other event; provided, however, that (i) if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.18 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest and (ii) the provisions of this Section 2.18 shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant. The Borrowers expressly consent to the foregoing arrangements and agrees that any Lender holding a participation in a Loan or L/C Disbursement deemed to have been so purchased may exercise any and all rights of banker’s lien, setoff or counterclaim with respect to any and all moneys owing by the Borrowers to such Lender by reason thereof as fully as if such Lender had made a Loan directly to the Borrowers in the amount of such participation.

SECTION 2.19. Payments. The Borrowers shall make each payment (including principal of or interest on any Borrowing or any L/C Disbursement or any Fees or other amounts) hereunder and under any other Loan Document not later than 2:00 p.m. on the date when due in immediately available dollars (which, in the case of any reimbursement of an L/C Disbursement made in an Alternative Currency, shall be the Dollar Equivalent of the Alternative Currency in which the respective Letter of Credit is denominated), without setoff (except as otherwise provided herein), defense or counterclaim. Each such payment (other than (i) Issuing Bank Fees, which shall be paid directly to the relevant Issuing Bank and (ii) principal of and interest on Swingline Loans, which shall be paid directly to the Swingline Lender, except as otherwise provided in Section 2.22(e)) shall be made to the Administrative Agent at its offices at Harborside Financial Center, 100 Plaza One, Mail Stop JCY03-0895, Jersey City, New Jersey 07311-3988; Attn: Ms Helaine Griffin-Williams; Tel: (201) 593 2171; Fax: (732) 544 5891; Email: helaine.griffin-williams@db.com. All payments hereunder and under the other Loan Documents shall be made in dollars. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof.

SECTION 2.20. Taxes. (a) Any and all payments by or on account of any obligation of the either Borrower or any other Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided, that if any Indemnified Taxes or Other Taxes are required to be withheld or deducted from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) such Borrower or such Loan Party shall make such deductions or withholdings and (iii) such Borrower or such Loan Party shall pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law.

(b) In addition, the Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) The Borrowers shall indemnify the Administrative Agent, each Lender and each Issuing Bank, within 30 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or such Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrowers or any other Loan Party hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, in each case, whether or not such Indemnified Taxes (but not Other Taxes) were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that if, after the payment of any amounts by the Borrowers under this Section, any such Indemnified Taxes in respect of which a payment was made are thereafter determined to have been incorrectly or illegally imposed, then the relevant recipient of such payment shall, within 30 days after such determination, repay any amounts paid to it by the Borrowers hereunder in respect of such Indemnified Taxes. A certificate as to the amount of such payment or liability delivered to the US Borrower by a Lender or an Issuing Bank, or by the Administrative Agent on behalf of itself, a Lender or an Issuing Bank, shall be conclusive absent manifest error.

(d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrowers or any other Loan Party to a Governmental Authority, the US Borrower shall deliver to the Administrative Agent the original or a copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Each Foreign Lender shall (a) furnish to the Borrowers (with a copy to the Administrative Agent) on or before the date it becomes a party to the Agreement either (i) 2 accurate and complete originally executed copies of U.S. Internal Revenue Service (“IRS”) Form W-8BEN (or successor form), (ii) 2 accurate and complete originally executed copies of IRS Form W-8ECI (or successor form) or (iii) 2 accurate and complete originally executed copies of IRS Form W-8IMY (or successor form) together with any required attachments, certifying, in any case, to such Foreign Lender’s legal entitlement to an exemption or reduction from U.S. federal withholding tax with respect to all payments hereunder and (b) provide to the Borrowers (with a copy to the Administrative Agent) a new Form W-8BEN (or successor form), Form W-8ECI (or successor form) or Form W-8IMY (or successor form) together with any required attachments upon (i) the expiration or obsolescence of any previously delivered form to reconfirm any complete exemption from, or any entitlement to a reduction in, U.S. federal withholding tax with respect to any payment hereunder, (ii) the occurrence of any event requiring a change in the most recent form previously delivered by it and (iii) from time to time if requested by the Borrowers or the Administrative Agent; provided that any Foreign Lender that is relying on the so-called “portfolio interest exemption” shall also furnish a “Non-Bank Certificate” in the form of Exhibit E together with a Form W-8BEN. Notwithstanding any other provision of this paragraph, a Foreign Lender shall not be required to deliver any form pursuant to this paragraph that such Foreign Lender is not legally able to deliver.

(f) Any Lender or Issuing Bank that is a United States Person, as defined in Section 7701(a)(30) of the Code, shall (unless such Lender or Issuing Bank may be treated as an exempt recipient based on the indicators described in Treasury Regulation Section 1.6049-4(c)(1)(ii)(A)(1)) deliver to the Borrowers (with a copy to the Administrative Agent), at the times specified in Section 2.20(e), 2 accurate and complete original signed copies of IRS Form W-9, or any successor form that such Person is entitled to provide at such time, in order to qualify for an exemption from United States back-up withholding requirements.

(g) In the event that a Borrower is resident in or conducts business in Puerto Rico, each Lender or Issuing Bank that is not a resident of Puerto Rico for Puerto Rican Tax purposes shall file any certificate or document reasonably requested by such Borrower and, when prescribed by applicable law and reasonably requested by such Borrower, update or renew any such certificate or document, pursuant to any applicable law or regulation, if such filing (i) would eliminate or reduce the amount of withholding Taxes imposed by Puerto Rico with respect to any payment hereunder and (ii) would not, in the sole discretion of such Lender, result in a legal, economic or regulatory disadvantage to such Lender.

(h) If the Administrative Agent, a Lender or an Issuing Bank determines, in its sole discretion, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by a Borrower or with respect to which a Borrower has paid additional amounts pursuant to this Section, it shall pay to the relevant Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, such Lender or such Issuing Bank, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that (i) the relevant Borrower, upon the request of the Administrative Agent, such Lender or such Issuing Bank, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or such Issuing Bank in the event the Administrative Agent, such Lender or such Issuing Bank is required to repay such refund to such Governmental Authority and (ii) nothing herein contained shall interfere with the right of a Lender or Administrative Agent to arrange its tax affairs in whatever manner it thinks fit nor oblige any Lender or Agent to claim any tax refund or to make available its tax returns or disclose any information relating to its tax affairs or any computations in respect thereof or require any Lender or Administrative Agent to do anything that would prejudice its ability to benefit from any other refunds, credits, reliefs, remissions or repayments to which it may be entitled.

SECTION 2.21. Assignment of Commitments under Certain Circumstances; Duty to Mitigate. (a) In the event (i) any Lender or any Issuing Bank requests compensation pursuant to Section 2.14, (ii) any Lender or any Issuing Bank delivers a notice described in Section 2.15, (iii) any Borrower is required to pay any additional amount to any Lender or the Issuing Bank or any Governmental Authority on account of any Lender or any Issuing Bank pursuant to Section 2.20, (iv) any Lender shall become a Defaulting Lender or (v) any Lender refuses to consent to any amendment, waiver or other modification of any Loan Document requested by the US Borrower that requires the consent of all affected Lenders in accordance with the terms of Section 9.08 or all the Lenders with respect to a certain Class of Loans and such amendment, waiver or other modification is consented to by the Required Lenders (any such Lender, a “Non-Consenting Lender”), the US Borrower may, at its sole cost and expense, upon notice to such Lender or such Issuing Bank, as the case may be, and the Administrative Agent, either:

(x) replace such Lender or Issuing Bank, as the case may be, by causing such Lender or Issuing Bank to (and such Lender or Issuing Bank shall be obligated to) assign 100% of its relevant Commitments and the principal of its relevant outstanding Loans plus any accrued and unpaid interest and fees pursuant to Section 9.04 (with the assignment fee to be waived in such instance) all of its relevant rights and obligations under this Agreement to one or more Persons (which Persons shall otherwise be subject to the approval rights set forth in Section 9.04(b)); provided that (A) the replacement Lender shall agree to the consent, waiver or amendment to which the Non-Consenting Lender did not agree, (B) neither the Administrative Agent nor any Lender shall have any obligation to the Borrowers to find a replacement Lender or other such Person and (C) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.20, such assignment will result in a reduction in such compensation or payments; or

(y) terminate the Commitment of such Lender or Issuing Bank, as the case may be, and (1) in the case of a Lender (other than an Issuing Bank), repay all Obligations of each Borrower owing to such Lender relating to the Loans and participations held by such Lender as of such termination date and (2) in the case of an Issuing Bank, repay all Obligations of each Borrower owing to such Issuing Bank relating to the Loans and participations held by the Issuing Bank as of such termination date other than any Obligations pertaining to any Subject Letters of Credit.

Notwithstanding anything to the contrary contained above in this Section 2.21, unless an Issuing Bank is removed and replaced with a successor Issuing Bank at the time the US Borrower exercises its rights under this Section 2.21 (in which case the provisions of Section 2.23(i) shall apply), any Issuing Bank having undrawn Letters of Credit issued by it (the “Subject Letters of Credit”) whose Commitments and Obligations are to be repaid or terminated pursuant to the foregoing provisions of this Section 2.21 shall (x) remain a party hereto until the expiration or termination of the Subject Letters of Credit, (y) not issue (or be required to issue) any further Letters of Credit hereunder and (z) continue to have all rights and obligations of an Issuing Bank under this Agreement and the other Loan Documents solely with respect to the Subject Letters of Credit until all of the Subject Letters of Credit have expired, been terminated or become subject to an L/C Backstop (including all rights of reimbursement pursuant to Sections 2.23(d), (e), (f) and (h) for any L/C Disbursement made by such Issuing Bank and all voting rights of an Issuing Bank (but such voting rights shall be limited to pertain solely to L/C Disbursements in respect of the Subject Letters of Credit, any Fee payable to the Issuing Bank in respect of the Subject Letters of Credit, and the rights or duties of the Issuing Bank in respect of the Subject Letters of Credit), but excluding any consent rights as an Issuing Bank under Section 9.04(b)).

Each Lender hereby grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender as assignor, any Assignment and Acceptance necessary to effectuate any assignment of such Lender’s interests hereunder in respect of the circumstances contemplated by this Section 2.21.

(b) If (i) any Lender or any Issuing Bank requests compensation under Section 2.14, (ii) any Lender or any Issuing Bank delivers a notice described in Section 2.15 or (iii) any Borrower is required to pay any additional amount to any Lender or any Issuing Bank or any Governmental Authority on account of any Lender or any Issuing Bank, pursuant to Section 2.20, then such Lender or such Issuing Bank shall use reasonable efforts (which shall not require such Lender or such Issuing Bank to take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden deemed by it to be material) (x) to file any certificate or document reasonably requested by the US Borrower or (y) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would reduce its claims for compensation under Section 2.14 or enable it to withdraw its notice pursuant to Section 2.15 or would reduce amounts payable pursuant to Section 2.20, as the case may be, in the future.

SECTION 2.22. Swingline Loans. (a) Subject to the terms and conditions herein set forth, the Swingline Lender agrees to make loans to the Borrowers at any time and from time to time on or after the Closing Date and until the earlier of the Revolving Credit Maturity Date and the termination of the Revolving Credit Commitments, in an aggregate principal amount at any time outstanding that will not result in (i) the principal amount of all Swingline Loans exceeding $50,000,000 in the aggregate, (ii) the Aggregate Revolving Credit Exposure exceeding the Total Revolving Credit Commitment or (iii) the Revolving Credit Exposure attributable to the Subsidiary Borrower exceeding the Subsidiary Borrower Sublimit; provided that notwithstanding the foregoing, the Swingline Lender shall not be obligated to make any Swingline Loans at a time when a Revolving Credit Lender is a Defaulting Lender, unless the Swingline Lender has entered into arrangements reasonably satisfactory to it and the US Borrower to eliminate the Swingline Lender’s risk with respect to the Defaulting Lender’s participation in such Swingline Loans, including by cash collateralizing such Defaulting Lender’s Pro Rata Percentage of the outstanding amount of Swingline Loans. Each Swingline Loan shall be in a principal amount that is an integral multiple of $250,000. The Swingline Commitment may be terminated or reduced from time to time as provided herein. Within the foregoing limits, the Borrowers may borrow, pay or prepay and reborrow Swingline Loans hereunder, subject to the terms, conditions and limitations set forth herein.

(b) The relevant Borrower shall notify the Swingline Lender by fax, or by telephone (promptly confirmed by fax), not later than 1:00 p.m. on the day of a proposed Swingline Loan. Such notice shall be delivered on a Business Day, shall be irrevocable and shall refer to this Agreement and shall specify the requested date (which shall be a Business Day) and amount of such Swingline Loan. The Swingline Lender shall make each Swingline Loan available to such requesting Borrower by means of a credit to an account designated by the relevant Borrower promptly on the date such Swingline Loan is so requested.

(c) Each Borrower shall have the right at any time and from time to time to prepay any Swingline Loan, in whole or in part, upon giving written or fax notice by such Borrower (or telephone notice promptly confirmed by written, or fax notice) to the Swingline Lender before 1:00 p.m. on the date of prepayment at the Swingline Lender’s address for notices specified in Section 9.01; provided that any such notice delivered by a Borrower may state that such notice is conditioned upon the effectiveness of other financing arrangements, in which case such notice may be revoked by such Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

(d) Each Swingline Loan shall be an ABR Loan and, subject to the provisions of Section 2.07, shall bear interest as provided in Section 2.06(a).

(e) The Swingline Lender may by written notice given to the Administrative Agent not later than 11:00 a.m. on any Business Day require the Revolving Credit Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Credit Lenders will participate. The Administrative Agent will, promptly upon receipt of such notice, give notice to each Revolving Credit Lender, specifying in such notice such Lender’s Pro Rata Percentage of such Swingline Loan. In furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Revolving Credit Lender’s Pro Rata Percentage of such Swingline Loan. Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Credit Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.02(c) with respect to Loans made by such Lender (and Section 2.02(c) shall apply, mutatis mutandis, to the payment obligations of the Lenders) and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Credit Lenders. The Administrative Agent shall notify the US Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the relevant Borrower (or other party on behalf of the Borrowers) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent and be distributed by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the relevant Borrower (or other party liable for obligations of the Borrowers) of any default in the payment thereof.

SECTION 2.23. Letters of Credit. (a) Each Borrower may request the issuance of a Letter of Credit on a sight basis for its own account or for the account of any of its subsidiaries, in a form reasonably acceptable to the Administrative Agent and the relevant Issuing Bank, at any time and from time to time on or after the Closing Date and prior to the earlier to occur of (i) the termination of the Revolving Credit Commitments and (ii) the date that is 5 Business Days prior to the Revolving Credit Maturity Date. This Section shall not be construed to impose an obligation upon any Issuing Bank to issue any Letter of Credit that is inconsistent with the terms and conditions of this Agreement. Letters of Credit may be denominated in dollars or in one or more Alternative Currencies. On and as of the Closing Date each Existing Letter of Credit shall be deemed to constitute a Letter of Credit issued hereunder on the Closing Date.

(b) In order to request the issuance of a Letter of Credit (or to amend, renew or extend an existing Letter of Credit), the relevant Borrower shall deliver a notice (a “Letter of Credit Application”) to the relevant Issuing Bank and the Administrative Agent (reasonably, and in any event, unless waived by the relevant Issuing Bank, no later than 2 Business Days in advance of the requested date of issuance, amendment, renewal or extension) requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended and specifying (i) the date of issuance, amendment, renewal or extension, (ii) the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) below), (iii) the amount of such Letter of Credit, if applicable pursuant to Section 1.10, (iv) the currency in which such Letter of Credit is requested to be denominated, (v) the name and address of the beneficiary thereof and (vi) such other information as the relevant Issuing Bank may request with respect to such Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if, and upon issuance, amendment, renewal or extension of each Letter of Credit the relevant Borrower shall be deemed to represent and warrant that, after giving effect to such issuance, amendment, renewal or extension (i) the L/C Exposure shall not exceed $100,000,000, (ii) the Aggregate Revolving Credit Exposure shall not exceed the Total Revolving Credit Commitment and (iii) the Revolving Credit Exposure attributable to the Subsidiary Borrower shall not exceed the Subsidiary Borrower Sublimit. Promptly after receipt of any Letter of Credit Application, the relevant Issuing Bank will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the relevant Borrower and, if not, such Issuing Bank will provide the Administrative Agent with a copy thereof. Subject to the terms and conditions hereof, such Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the relevant Borrower or enter into the applicable amendment, as the case may be. Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the relevant Issuing Bank will also deliver to the relevant Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c) Each Letter of Credit shall expire at the close of business on the earlier of the date 1 year after the date of the issuance of such Letter of Credit and the date that is 5 Business Days prior to the Revolving Credit Maturity Date, unless such Letter of Credit expires by its terms on an earlier date; provided, however, that a Letter of Credit may, upon the request of the relevant Borrower, include a provision whereby such Letter of Credit (an “Auto-Renewal Letter of Credit”) shall be renewed automatically for additional consecutive periods of 12 months or less (but not beyond the date that is 5 Business Days prior to the Revolving Credit Maturity Date) unless the relevant Issuing Bank notifies the beneficiary thereof at least 30 days (or such longer period as may be specified in such Letter of Credit) prior to the then-applicable Letter of Credit Expiration Date that such Letter of Credit will not be renewed. Once an Auto-Renewal Letter of Credit has been issued, the Revolving Credit Lenders shall be deemed to have authorized (but may not require) the relevant Issuing Bank to permit the renewal of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided that the relevant Issuing Bank shall not permit any such renewal if (i) the relevant Issuing Bank has determined that it would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of Section 2.23(l) or otherwise) or (ii) it has received notice (which may be by telephone or in writing) 5 Business Days prior to the day that is 30 days (or such longer period as may be specified in such Letter of Credit) prior to the then-applicable Letter of Credit Expiration Date from the Administrative Agent, any Revolving Credit Lender or the relevant Borrower that one or more of the applicable conditions specified in Section 4.01 is not then satisfied.

(d) By the issuance of a Letter of Credit and without any further action on the part of an Issuing Bank or the Lenders, such Issuing Bank hereby grants to each Revolving Credit Lender, and each such Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Pro Rata Percentage of the aggregate amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of such Issuing Bank, such Lender’s Pro Rata Percentage of each L/C Disbursement made by such Issuing Bank and not reimbursed by the relevant Borrower (or, if applicable, another party pursuant to its obligations under any other Loan Document) forthwith on the date due as provided in Section 2.02(f). Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Upon any change in the Revolving Credit Commitments or Pro Rata Percentages of the Revolving Credit Lenders pursuant to Section 2.21 or 9.04(b), it is hereby agreed that, with respect to all outstanding Letters of Credit and unreimbursed L/C Disbursements relating thereto, there shall be an automatic adjustment to the participations pursuant to this Section 2.23(d) to reflect the new Pro Rata Percentages of each Revolving Credit Lender.

(e) If an Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, the relevant Borrower shall pay to the Administrative Agent an amount equal to such L/C Disbursement not later than 12:00 noon on the immediately following Business Day. In the case of a Letter of Credit denominated in an Alternative Currency, the relevant Borrower shall reimburse the relevant Issuing Bank in the Dollar Equivalent of such Alternative Currency on the date of such L/C Disbursement. The Issuing Bank shall notify the relevant Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof.

(f) (i) Each Borrower’s obligations to reimburse L/C Disbursements as provided in paragraph (e) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, and irrespective of the existence of any claim, setoff, defense or other right that the Borrowers or any other Person may at any time have against the beneficiary under any Letter of Credit, the Issuing Bank, the Administrative Agent or any Lender or any other Person, including any defense based on the failure of any draft or other document presented under a Letter of Credit to comply with the terms of such Letter of Credit; provided that the Borrowers shall not be obligated to reimburse the Issuing Bank for any wrongful payment made by the Issuing Bank as a result of the Issuing Bank’s gross negligence, bad faith, willful misconduct or breach of its obligations in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof.

(ii) Each Lender and each Borrower agree that, in paying any drawing under a Letter of Credit, the relevant Issuing Bank shall not have any responsibility to obtain any document (other than any draft, demand, certificate or other document expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the Issuing Banks, any Agent-Related Person nor any of the respective correspondents, participants or assignees of any Issuing Bank shall be liable to any Lender for (x) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable, (y) any action taken or omitted in the absence of gross negligence or willful misconduct or (z) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. Each Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude either Borrower from pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.

(g) The relevant Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The relevant Issuing Bank shall as promptly as possible give telephonic notification, confirmed by fax, to the Administrative Agent and the relevant Borrower of such demand for payment and whether such Issuing Bank has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the relevant Borrower of its obligations to reimburse such Issuing Bank and the Revolving Credit Lenders with respect to any such L/C Disbursement.

(h) If an Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, then, unless the relevant Borrower shall reimburse such L/C Disbursement in full on the same day that such LC Disbursement is made, the unpaid amount thereof shall bear interest for the account of an Issuing Bank, for each day from and including the date of such L/C Disbursement, to but excluding the earlier of the date of payment by the relevant Borrower or the date on which interest shall commence to accrue thereon as provided in Section 2.02(f), at the rate per annum that would apply to such amount if such amount were an ABR Revolving Loan.

(i) An Issuing Bank may be removed at any time by the Borrowers by notice from the US Borrower to such Issuing Bank, the Administrative Agent and the Lenders. Upon the acceptance of any appointment as an Issuing Bank hereunder by a Lender that shall agree to serve as successor Issuing Bank (which Lender shall be reasonably acceptable to the Administrative Agent), such successor shall succeed to and become vested with all the interests, rights and obligations of the retiring Issuing Bank. At the time such removal shall become effective, the Borrowers shall pay all accrued and unpaid fees pursuant to Section 2.05(c)(ii). The acceptance of any appointment as an Issuing Bank hereunder by a successor Lender shall be evidenced by an agreement entered into by such successor, in a form reasonably satisfactory to the US Borrower and the Administrative Agent, and, from and after the effective date of such agreement, (i) such successor Lender shall have all the rights and obligations of the previous Issuing Bank under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the resignation or removal of an Issuing Bank hereunder, the retiring Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such removal, but shall not be required to issue additional Letters of Credit.

(j) If the maturity of any of the Loans under the First-Lien Facilities has been accelerated and the Borrowers shall have received notice from the Administrative Agent or the Required Revolving Lenders, the Borrowers shall deposit in an account with the First-Lien Collateral Agent, for the benefit of the Revolving Credit Lenders, an amount in cash equal to the

L/C Exposure as of such date. Such deposit shall be held by the First-Lien Collateral Agent as collateral for the payment and performance of the First-Lien Obligations. The First-Lien Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits in Cash Equivalents, which investments shall be made at the option and sole discretion of the First-Lien Collateral Agent, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall (i) automatically be applied by the Administrative Agent to reimburse each Issuing Bank for L/C Disbursements for which it has not been reimbursed, (ii) be held for the satisfaction of the reimbursement obligations of the Borrowers for the L/C Exposure at such time and (iii) subject to the consent of the Required Revolving Lenders, be applied to satisfy the First-Lien Obligations. If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the acceleration of the Loans under the First-Lien Facilities, such amount (to the extent not applied as aforesaid) shall be returned to the Borrowers within 3 Business Days to the extent any such acceleration has been rescinded.

(k) The US Borrower may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed) and such First-Lien Lender, designate one or more additional First-Lien Lenders to act as an issuing bank under the terms of this Agreement. Any First-Lien Lender designated as an issuing bank pursuant to this paragraph (k) shall be deemed to be an “Issuing Bank” (in addition to being a Lender) in respect of Letters of Credit issued or to be issued by such First-Lien Lender, and, with respect to such Letters of Credit, such term shall thereafter apply to the other Issuing Bank and such First-Lien Lender.

(l) An Issuing Bank shall be under no obligation to issue any Letter of Credit if:

(i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any law applicable to such Issuing Bank or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or direct that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular;

(ii) the issuance of such Letter of Credit would violate any applicable laws binding upon such Issuing Bank; and

(iii) any Revolving Credit Lender is a Defaulting Lender at such time, unless such Issuing Bank has entered into arrangements reasonably satisfactory to it and the US Borrower to eliminate such Issuing Bank’s risk with respect to the participation in Letters of Credit by such Defaulting Lender, including by cash collateralizing such Defaulting Lender’s Pro Rata Percentage of the L/C Exposure.

(m) Notwithstanding anything else to the contrary in this Agreement, in the event of any conflict or inconsistency between the terms hereof and the terms of any Letter of Credit Applications, reimbursement agreements or similar agreements, the terms hereof shall control.

SECTION 2.24. Incremental Credit Extensions. (a) The US Borrower may at any time or from time to time after the Closing Date, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the First-Lien Lenders), request (i) one or more additional tranches of term loans (the “Incremental Term Loans”) or (ii) one or more increases in the amount of the Revolving Credit Commitments (each such increase, a “Revolving Commitment Increase” and, together with any Incremental Term Loans, a “Credit Increase”); provided that (x) both at the time of any such request and upon the effectiveness of any Incremental Amendment referred to below, no Default or Event of Default shall exist and (y) after giving effect to such Credit Increase and the use of the proceeds thereof, the Consolidated First-Lien Leverage Ratio shall be less than or equal to the Consolidated First-Lien Leverage Ratio on the Closing Date. Each Credit Increase shall be in an aggregate principal amount that is not less than $100,000,000 (or such lower amount that either (A) represents all remaining availability under the limit set forth in the next sentence or (B) is acceptable to the Administrative Agent). Notwithstanding anything to the contrary herein, the aggregate amount of the Credit Increases shall not exceed $750,000,000. Each Incremental Term Loan (1) shall rank pari passu in right of payment and of security with the Revolving Credit Loans and the then-existing Term Loans, (2) shall not mature earlier than the Term Loan Maturity Date, (3) shall have an average life to maturity not shorter than the remaining weighted average life to maturity of the then-existing Term Loans and (4) shall be treated in the same manner as the Term Loans for purposes of Section 2.13(e). Each notice from the US Borrower pursuant to this Section 2.24 shall set forth the requested amount and proposed terms of the relevant Credit Increases. Incremental Term Loans may be made, and Revolving Commitment Increases may be provided, by any existing First-Lien Lender or by any other bank or other financial institution (any such other bank or other financial institution being called an “Additional Lender”); provided that the relevant Persons under Section 9.04(b) shall have consented (in each case, not to be unreasonably withheld or delayed) to such First-Lien Lender’s or Additional Lender’s making such Incremental Term Loans or providing such Revolving Commitment Increases, if such consent would be required under Section 9.04(b) for an assignment of Loans or Revolving Credit Commitments, as applicable, to such First-Lien Lender or Additional Lender.

(b) Commitments in respect of Credit Increases shall become Commitments (or in the case of a Revolving Commitment Increase to be provided by an existing Revolving Credit Lender, an increase in such Lender’s applicable Revolving Credit Commitment) under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by each Borrower, each First-Lien Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent. The Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the US Borrower, to effect the provisions of this Section 2.24. The effectiveness of any Incremental Amendment shall be subject to the satisfaction on the date thereof (each, an “Incremental Facility Closing Date”) of each of the conditions set forth in Section 4.01 (it being understood that all references to “the date of such Credit Event” or similar language in such Section 4.01 shall be deemed to refer to the effective date of such Incremental Amendment). The US Borrower may use the proceeds of Incremental Term Loans for any purpose not prohibited by this Agreement. No Lender shall be obligated to provide any Credit Increases unless it so agrees in its sole discretion. Upon each increase in the Revolving Credit Commitments pursuant to this Section, (a) each Revolving Credit Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Revolving Commitment Increase (each a “Revolving Commitment Increase Lender”) in respect of such increase, and each such Revolving Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations hereunder in outstanding Letters of Credit and Swingline Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations hereunder in Letters of Credit and (ii) participations hereunder in Swingline Loans held by each Revolving Credit Lender (including each such Revolving Commitment Increase Lender) will equal the percentage of the aggregate Revolving Credit Commitments of all Revolving Credit Lenders represented by such Revolving Credit Lender’s Revolving Credit Commitment and (b) if, on the date of such increase, there are any Revolving Loans outstanding, such Revolving Loans shall on or prior to the effectiveness of such Revolving Commitment Increase be prepaid from the proceeds of additional Revolving Loans made hereunder (reflecting such increase in Revolving Credit Commitments), which prepayment shall be accompanied by accrued interest on the Revolving Loans being prepaid and any costs incurred by any Lender in accordance with Section 2.16.

(c) This Section 2.24 shall supersede any provisions in Section 2.18 or 9.08 to the contrary.

SECTION 2.25. Concerning Joint and Several Liability of the Borrowers. (a) Each of the Borrowers is accepting joint and several liability with respect to the Revolving Credit Exposure of the Revolving Credit Lenders in consideration of the financial accommodation to be provided by the Revolving Credit Lenders under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each of the Borrowers to accept joint and several liability for the obligations of each of them, regardless of which Borrower actually receives the benefit of such Revolving Credit Exposure or the amount of such Revolving Credit Exposure or the manner in which the Revolving Credit Lenders account for such Revolving Credit Exposure on their books and records. Each Borrower’s obligations with respect to Revolving Credit Exposure made to it, and each Borrower’s obligations arising as a result of the joint and several liability of such Borrower hereunder, with respect to Revolving Credit Exposure of the other Borrower hereunder, shall be separate and distinct obligations, but all such obligations shall be primary obligations of each Borrower.

(b) Each Borrower’s obligations arising as a result of the joint and several liability of such Borrower hereunder with respect to Revolving Credit Exposure in respect of the other Borrower hereunder shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability or subordination of such Obligations of the other Borrower, (ii) the absence of any attempt to collect such Obligations from the other Borrower, any other guarantor, or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by the Administrative Agent or the Revolving Credit Lenders with respect to such Obligations of the other Borrower, or any part thereof, or any other agreement now or hereafter executed by the other Borrower and delivered to the First-Lien Collateral Agent or the Revolving Credit Lenders,

(iv) the failure by the Administrative Agent or the Revolving Credit Lenders to take any steps to perfect and maintain their security interest in, or to preserve its rights to, any security or collateral for such Obligations of the other Borrower or (v) any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of the other Borrower (other than the occurrence of the Termination Date). With respect to each Borrower’s obligations arising as a result of the joint and several liability of such Borrower hereunder with respect to the Revolving Credit Exposure of the other Borrower hereunder, such Borrower waives, until the Termination Date, any right to enforce any right of subrogation or any remedy which the Administrative Agent or any Revolving Credit Lender now has or may hereafter have against such Borrower, any endorser or any guarantor of all or any part of such Obligations, and any benefit of, and any right to participate in, any security or collateral given to the Administrative Agent or any Revolving Credit Lender to secure payment of such Obligations or any other liability of the Borrowers to the Administrative Agent or the Revolving Credit Lenders.

(c) Upon the occurrence and during the continuation of any Event of Default, the Revolving Credit Lenders may proceed directly and at once, without notice, against any Borrower to collect and recover the full amount, or any portion of the Obligations constituting Revolving Credit Exposure, without first proceeding against the other Borrower or any other Person, or against any security or collateral for such Obligations. Each Borrower consents and agrees that the Revolving Credit Lenders shall be under no obligation to marshal any assets in favor of any Borrower or against or in payment of any or all of such Obligations.

(d) Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents or any Hedging Obligation, the obligations of the Subsidiary Borrower hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit.

ARTICLE III

Representations and Warranties

Each Borrower represents and warrants (it being understood that, for purposes of the representations and warranties made in the Loan Documents on the Closing Date, such representations and warranties shall be construed as though the Transactions have been consummated) to (a) the Administrative Agent, the Second-Lien Collateral Agent and each Second-Lien Lender on the Closing Date and (b) the Administrative Agent, the First-Lien Collateral Agent, each Issuing Bank and each of the Lenders that:

SECTION 3.01. Organization; Powers. The US Borrower and each of its Restricted Subsidiaries (a) is duly organized or formed, validly existing and in good standing (where relevant) under the laws of the jurisdiction of its organization, except where the failure to exist (other than in the case of each Borrower) or be in good standing could not reasonably be expected to result in a Material Adverse Effect, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, except where the failure to have such power and authority could not reasonably be expected to result in a Material Adverse

Effect, (c) is qualified to do business in, and is in good standing (where relevant) in, every jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except where the failure to so qualify could not reasonably be expected to result in a Material Adverse Effect, and (d) has the requisite power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is a party.

SECTION 3.02. Authorization. The execution, delivery and performance of the Loan Documents (a) have been duly authorized by all requisite corporate or other organizational and, if required, stockholder or member action and (b) will not (i) violate (A) any provision of (x) any applicable law, statute, rule or regulation, or (y) of the certificate or articles of incorporation, bylaws or other constitutive documents of any Loan Party, (B) any applicable order of any Governmental Authority, (C) any provision of the Notes Documentation or (D) any provision of any other indenture, agreement or other instrument to which the US Borrower or any of its Restricted Subsidiaries is a party or by which any of them or any of their property is bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under or give rise to any right to require the prepayment, repurchase or redemption of any obligation under (x) the Notes Documentation or (y) any other such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the US Borrower or any Restricted Subsidiary (other than Liens created or permitted hereunder or under the Security Documents and the Pari Passu Lien); except with respect to clauses (b)(i) through (b)(iii) (other than clauses (b)(i)(A)(y), (b)(i)(C) and (b)(ii)(x)), to the extent that such violation, conflict, breach, default, or creation or imposition of Lien could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.03. Enforceability. This Agreement and each other Loan Document (when delivered) have been duly executed and delivered by each Loan Party party thereto. This Agreement and each other Loan Document delivered on the Closing Date constitutes, and each other Loan Document when executed and delivered by each Loan Party party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally or by general equity principles.

SECTION 3.04. Governmental Approvals. Except to the extent the failure to obtain or make the same could not reasonably be expected to result in a Material Adverse Effect, no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is necessary or will be required in connection with the Loan Documents, except for (a) filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Collateral Agents, (b) such as have been made or obtained and are in full force and effect and (c) the filing of certain of the Loan Documents with the FCC pursuant to the requirements of the Communications Act.

SECTION 3.05. Financial Statements. (a) The Company’s consolidated balance sheets and related statements of income, stockholder’s equity and cash flows as of and for the fiscal years ended December 31, 2005 and December 31, 2006, audited by and accompanied by the report of Ernst & Young present fairly in all material respects the financial condition and results of operations and cash flows of the Company and its consolidated subsidiaries as of such dates and for such periods. Such financial statements were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise noted therein.

(b) The Company has heretofore delivered to the Administrative Agent its unaudited pro forma consolidated balance sheet and related pro forma statements of income and cash flows as of the fiscal quarter ended December 31, 2006, prepared giving effect to the Transactions as if they had occurred, with respect to such balance sheet, on such date and, with respect to such other financial statements, on the first day of the four-fiscal quarter period ending on such date. Such pro forma financial statements have been prepared in good faith by the US Borrower, based on the assumptions believed by the US Borrower on the date of delivery thereof to be reasonable, are based in all material respects on the information reasonably available to the US Borrower as of the date of delivery thereof, reflect in all material respects the adjustments required to be made to give effect to the Transactions, it being understood that actual adjustments may vary from the pro forma adjustments and actual results may vary from such projected results and, in each case, such variations may be material.

SECTION 3.06. No Material Adverse Change. Since the Closing Date, no event, change or condition has occurred that (individually or in the aggregate) has had, or could reasonably be expected to have, a Material Adverse Effect.

SECTION 3.07. Title to Properties. Each of the US Borrower and its Restricted Subsidiaries has good and indefeasible title in fee simple to, or valid leasehold interests in, all its material properties and assets other than (i) minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes and (ii) except where the failure to have such title or other property interests described above could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and all such material properties and assets are free and clear of Liens, other than Liens permitted by Section 6.02.

SECTION 3.08. Subsidiaries. Schedule 3.08 sets forth as of the Closing Date a list of all subsidiaries, the jurisdiction of their formation or organization, as the case may be, and the percentage ownership interest of such subsidiary’s parent company therein, and such Schedule shall denote which subsidiaries as of the Closing Date are not Subsidiary Guarantors.

SECTION 3.09. Litigation; Compliance with Laws. (a) Except for the case entitled Televisa, S.A. de C.V. v. Univision Communications, Inc., Case No. Cv-05-344 ABC MANx, first filed in the United States District Court for the Central District of California on June 16, 2005 (and any other lawsuit(s) alleging substantially the same substance as the foregoing), there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of the Borrowers, threatened in writing against the US Borrower or any Restricted Subsidiary or any business, property or rights of any such Person that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(b) None of the US Borrower or any of its Restricted Subsidiaries or any of their respective material properties is in violation of any applicable law, rule or regulation, or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where any such violation or default could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10. Federal Reserve Regulations. (a) None of the US Borrower or any of its Restricted Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

(b) No part of the proceeds of any Loan or any Letter of Credit will be used (i) to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock or (ii) for a purpose in violation of Regulation U or X issued by the Board.

SECTION 3.11. Investment Company Act. None of the US Borrower or any Restricted Subsidiary is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

SECTION 3.12. Taxes. Each of the US Borrower and its Restricted Subsidiaries has, except where the failure to so file or pay could not be reasonably expected to have a Material Adverse Effect, filed or caused to be filed all Federal, state and other Tax returns required to have been filed by it and has paid, caused to be paid, or made provisions for the payment of all Taxes due and payable by it and all material assessments received by it, except such Taxes and assessments that are not overdue by more than 30 days or the amount or validity of which are being contested in good faith by appropriate proceedings and for which the US Borrower or such Restricted Subsidiary, as applicable, shall have set aside on its books adequate reserves in accordance with GAAP.

SECTION 3.13. No Material Misstatements. As of the Closing Date, to the knowledge of the Borrowers, the Confidential Information Memorandum and other written information, reports, financial statements, exhibits and schedules furnished by or on behalf of the Borrowers to the Administrative Agent or the Lenders (other than projections and other forward looking information and information of a general economic or industry specific nature) on or prior to the Closing Date in connection with the transactions contemplated hereby (taken as a whole) did not and, as of the Closing Date, does not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading. The projections contained in the Confidential Information Memorandum were prepared in good faith on the basis of reasonable assumptions in light of the conditions existing at the time of delivery of such projections, and represented, at the time of delivery thereof, a reasonable good faith estimate of future financial performance by the Borrowers (it being understood that such projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrowers, that actual results may vary from projected results and such variances may be material and that the Borrowers make no representation as to the attainability of such projections or as to whether such projections will be achieved or will materialize).

SECTION 3.14. Employee Benefit Plans. No ERISA Event has occurred or could reasonably be expected to occur, that could reasonably be expected to result in a Material Adverse Effect. Each Pension Plan and/or Foreign Plan is in compliance with the applicable provisions of ERISA, the Code and/or applicable law, except for such non-compliance that could not reasonably be expected to have a Material Adverse Effect. No Pension Event has occurred or could reasonably be expected to occur, which could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.15. Environmental Matters. Except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, (i) the US Borrower and each of its subsidiaries are in compliance with all applicable Environmental Laws, and have obtained, and are in compliance with, all permits required of them under applicable Environmental Laws, (ii) there are no claims, proceedings, investigations or actions by any Governmental Authority or other Person pending, or to the knowledge of the Borrowers, threatened against the US Borrower or any of its subsidiaries under any Environmental Law, (iii) neither the US Borrower nor any of its subsidiaries has agreed to assume or accept responsibility, by contract, for any liability of any other Person under Environmental Laws and (iv) there are no facts, circumstances or conditions relating to the past or present business or operations of the US Borrower, any of its subsidiaries, or any of their respective predecessors (including the disposal of any wastes, hazardous substances or other materials), or to any past or present assets of the US Borrower or any of its subsidiaries, that could reasonably be expected to result in the US Borrower or any subsidiary incurring any claim or liability under any Environmental Law.

SECTION 3.16. Security Documents. All filings and other actions necessary to perfect the Liens on the Collateral created under, and in the manner contemplated by, the Security Documents have been duly made or taken or otherwise provided for in a manner reasonably acceptable to the Collateral Agents to the extent required by the terms of such Security Documents and the Security Documents create in favor of the relevant Collateral Agent, for the benefit of the relevant Secured Parties, as applicable, a valid, and together with such filings and other actions, perfected Lien in the Collateral, securing the payment of the relevant Obligations, in each case, having the priority contemplated by and subject to the terms of the Intercreditor Agreement and subject to Liens permitted by Section 6.02.

Notwithstanding anything herein (including this Section 3.16) or in any other Loan Document to the contrary, neither the US Borrower nor any other Loan Party makes any representation or warranty as to the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest in any Equity Interests of any Foreign Subsidiary, or as to the rights and remedies of the Collateral Agents or any Lender with respect thereto, under foreign law.

SECTION 3.17. Location of Real Property and Leased Premises. (a) Schedule 3.17(a) lists completely and correctly (in all material respects) as of the Closing Date all real property owned by the US Borrower and its Restricted Subsidiaries and the addresses thereof, to the extent reasonably available. Except as otherwise provided in Schedule 3.17(a), the US Borrower and its Restricted Subsidiaries own in fee all the real property set forth on such schedule, except to the extent the failure to have such title could not reasonably be expected to result in a Material Adverse Effect.

(b) Schedule 3.17(b) lists completely and correctly (in all material respects) as of the Closing Date all real property leased by the US Borrower and its Restricted Subsidiaries and the addresses thereof. Except as otherwise provided on Schedule 3.17(b), the US Borrower and its Restricted Subsidiaries have valid leasehold interests in all the real property set forth on such schedule, except to the extent the failure to have such valid leasehold interest could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.18. Labor Matters. Except in the aggregate to the extent the same has not had and could not be reasonably expected to have a Material Adverse Effect, (a) there are no strikes, lockouts, slowdowns or other labor disputes against the US Borrower or any Restricted Subsidiary pending or, to the knowledge of the Borrowers, threatened in writing, and (b) the hours worked by and payments made to employees of the US Borrower and its Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters.

SECTION 3.19. Solvency. On the Closing Date after giving effect to the Transactions, the Loan Parties, taken as a whole, are Solvent.

SECTION 3.20. Intellectual Property. The US Borrower and each of its Restricted Subsidiaries own, license or possess the right to use all intellectual property, free from burdensome restrictions, that are necessary for the operation of their respective businesses as currently conducted and as proposed to be conducted, except where the failure to obtain any such rights or the imposition of such restrictions could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.21. Subordination of Junior Financing. The Obligations constitute “Senior Debt,” “Senior Indebtedness,” “Guarantor Senior Debt” or “Senior Secured Financing” (or any comparable term) under, and as defined in, any Junior Financing Documentation.

SECTION 3.22. Special Representations Relating to FCC Licenses, Etc. (a) The FCC Licenses constitute all of the material licenses, permits and other authorizations issued by the FCC to the US Borrower or its Restricted Subsidiaries that are necessary or required for the US Borrower and its Restricted Subsidiaries to conduct their business in the manner in which it is currently being conducted. Schedule 3.22 hereto lists each material FCC License held by the US Borrower or any Restricted Subsidiary as of the Closing Date (including all pending applications for renewals thereof). With respect to each FCC License listed on Schedule 3.22 hereto, the description includes the call sign, channel or frequency, community of license, file number, the date of grant of the most recent license renewal and the license expiration date.

(b) All material FCC Licenses held by the US Borrower and its Restricted Subsidiaries are in full force and effect in accordance with their terms. Except as set forth on Schedule 3.22, as of the Closing Date, (i) neither the US Borrower nor any Restricted Subsidiary has received any notice of apparent liability, notice of violation, order to show cause or other writing from the FCC that could reasonably be expected to result in a Material Adverse Effect, (ii) there is no proceeding pending or, to the knowledge of the US Borrower, threatened by or before the FCC relating to the US Borrower or any Restricted Subsidiary or any Station that could reasonably be expected to result in a Material Adverse Effect, (iii) to the knowledge of the

US Borrower, no complaint or investigation is pending or threatened by or before the FCC (other than rulemaking proceedings of general applicability to the broadcasting industry) that could reasonably be expected to result in a Material Adverse Effect. The US Borrower and the Restricted Subsidiaries have timely filed all required reports and notices with the FCC and have paid all amounts due in timely fashion on account of fees and charges to the FCC, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

(c) Except as set forth in Schedule 3.22, as of the Closing Date all FCC Licenses are held by one or more Broadcast License Subsidiaries.

ARTICLE IV

Conditions of Lending

The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder are subject to the satisfaction of the following conditions:

SECTION 4.01. All Credit Events. On the date of the making of each Loan, including the making of a Swingline Loan and on the date of each issuance, amendment, extension or renewal of a Letter of Credit (each such event being called a “Credit Event”; it being understood that the conversion into or continuation of a Eurodollar Loan and any DDTL Allocation does not constitute a Credit Event):

(b) The Administrative Agent shall have received a notice of such Loan as required by Section 2.03 (or such notice shall have been deemed given in accordance with Section 2.02) or, in the case of the issuance, amendment, extension or renewal of a Letter of Credit, the relevant Issuing Bank and the Administrative Agent shall have received a notice requesting the issuance, amendment, extension or renewal of such Letter of Credit as required by Section 2.23(b) or, in the case of the Borrowing of a Swingline Loan, the Swingline Lender and the Administrative Agent shall have received a notice requesting such Swingline Loan as required by Section 2.22(b).

(c) The representations and warranties set forth in Article III and in each other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, however, that solely for purposes of representations and warranties made on the Closing Date, such representations and warranties shall be limited in all respects to the representations and warranties in Sections 3.01, 3.02, 3.03, 3.10, 3.11 and 3.21 and the Other Closing Date Representations.

(d) At the time of and immediately after such Credit Event, no Default or Event of Default shall have occurred and be continuing.

Each Credit Event shall be deemed to constitute a representation and warranty by the Borrowers to the relevant Lenders and/or Issuing Banks on the date of such Credit Event as to the matters specified in paragraphs (b) and (c) of this Section 4.01.

SECTION 4.02. First Credit Event. On the Closing Date:

(a) This Agreement shall have been duly executed and delivered by the Borrowers.

(b) The Administrative Agent shall have received, on behalf of itself, the Lenders and each Issuing Bank, an opinion of (i) Weil, Gotshal & Manges LLP, special counsel for the Loan Parties and (ii) Covington & Burling LLP, special regulatory counsel for the Loan Parties, in each case, dated the Closing Date and addressed to each Issuing Bank, the Administrative Agent and the Lenders, in form and substance reasonably satisfactory to the Administrative Agent.

(c) The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Specified Loan Party, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing (where relevant) of each Specified Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority and (ii) a certificate of the Secretary or Assistant Secretary of each Specified Loan Party dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Specified Loan Party as in effect on the Closing Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent body) of such Specified Loan Party authorizing the execution, delivery and performance of the Specified Loan Documents to which such Person is a party and, in the case of the Borrowers, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that (except in connection with the Merger) the certificate or articles of incorporation or organization of such Specified Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of such Specified Loan Party and countersigned by another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

(d) The Administrative Agent shall have received a certificate, dated the Closing Date and signed by a Financial Officer of Merger Sub, certifying (i) compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01 and (ii) that the assets of the Specified Loan Parties constitute at least 90% of the total assets of the US Borrower and its Restricted Subsidiaries on a consolidated basis and the net revenues of the Specified Loan Party’s accounts for at least 90% of the net revenues of the US Borrower and its Restricted Subsidiaries on a consolidated basis.

(e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced at least 3 Business Days prior to the Closing Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by Merger Sub hereunder or under any other Loan Document.

(f) The Security Documents (other than any Mortgages) shall have been duly executed by each Loan Party that is to be a party thereto and shall be in full force and effect. Subject to the terms of the Intercreditor Agreement, all actions necessary to establish that the

First-Lien Collateral Agent will have a perfected first priority Lien on the Collateral and the Second-Lien Collateral Agent will have a perfected second priority Lien on the Collateral (subject, in each case, to Liens permitted by Section 6.02) shall have been taken; provided that with respect to any Collateral the Lien in which may not be perfected by filing of a UCC financing statement, if the perfection of the Collateral Agents’ security interest in such Collateral may not be accomplished prior to the Closing Date without undue delay, burden or expense, then delivery of documents and instruments for perfection of such security interest shall not constitute a condition precedent to the initial Credit Event so long as the US Borrower agrees to deliver or cause to be delivered such documents and instruments, and take or cause to be taken such other actions as may be required to perfect such security interests, within the time frames set forth on Schedule 5.13.

(g) The Administrative Agent shall have received the results of (i) searches of the Uniform Commercial Code filings (or equivalent filings) and (ii) bankruptcy, judgment and tax lien searches, made with respect to the Specified Loan Parties in the states (or other jurisdictions) of formation of such Person, together with (in the case of clause (i)) copies of the financing statements (or similar documents) disclosed by such search.

(h) From December 31, 2005, except as otherwise contemplated or permitted by the Merger Agreement, there shall not have been a Material Adverse Effect.

(i) The Administrative Agent shall have received a certificate as to coverage under the insurance policies required by Section 5.02.

(j) The Administrative Agent shall have received a certified copy of the Merger Agreement, duly executed by the parties thereto (together with all exhibits and schedules thereto). The Merger shall be consummated concurrently with the initial funding of Loans on the Closing Date in accordance with and on the terms described in the Merger Agreement, and no provision of the Merger Agreement shall have been amended or waived in any respect materially adverse to the interests of the Lenders without the prior written consent of the Arrangers, not to be unreasonably withheld.

(k) Substantially simultaneously with the initial funding of Loans on the Closing Date (i) the Equity Investment shall have been made and (ii) Merger Sub shall have received gross cash proceeds of not less than $1,500,000,000 from the issuance of the New Senior Notes.

(l) All amounts due or outstanding in respect of the Existing Debt (other than Existing Letters of Credit) shall have been (or substantially simultaneously with the initial funding of the Loans on the Closing Date shall be) paid in full, all commitments (if any) respect thereof terminated and all guarantees (if any) thereof discharged and released. After giving effect to the Transactions, substantially all of the Indebtedness of the Borrowers and their subsidiaries shall have been repaid other than (i) Indebtedness under the Loan Documents, (ii) the Notes, (iii) Indebtedness permitted under the Merger Agreement, (iv) immaterial Capitalized Lease Obligations and (v) other Indebtedness permitted by Section 6.01.

(m) The Administrative Agent shall have received a solvency opinion from American Appraisal Associates certifying that the Company and its subsidiaries, on a consolidated basis after giving effect to the Transactions, are Solvent as of the Closing Date.

(n) The Lenders shall have received from the Loan Parties, to the extent requested, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(o) Each Loan Party and each other Restricted Subsidiary which is an obligee or obligor with respect to any intercompany Indebtedness shall have duly authorized, executed and delivered the Intercompany Subordination Agreement, and the Intercompany Subordination Agreement shall be in full force and effect.

ARTICLE V

Affirmative Covenants

Each Borrower covenants and agrees with each Lender that until the Termination Date such Borrower will, and will cause each of the Restricted Subsidiaries to:

SECTION 5.01. Existence; Compliance with Laws; Businesses and Properties. (a) Do or cause to be done all things reasonably necessary to preserve, renew and keep in full force and effect its legal existence under the laws of its jurisdiction of organization, except (i) to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect or (ii) as otherwise expressly permitted under Section 6.04 or Section 6.05.

(b) Other than as could not reasonably be expected to have a Material Adverse Effect, (i) do or cause to be done all things reasonably necessary to obtain, preserve, renew, extend and keep in full force and effect the material rights, licenses (including FCC Licenses), permits, franchises, authorizations, patents, copyrights, trademarks and trade names necessary or desirable to the conduct of its business, (ii) comply in all material respects with applicable laws, rules, regulations and decrees and orders of any Governmental Authority (including Environmental Laws and ERISA), whether now in effect or hereafter enacted and (iii) maintain and preserve all property necessary or desirable to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needed repairs, renewals, additions, improvements and replacements thereto necessary or desirable to the conduct of its business.

(c) Operate all of the Stations in material compliance with the Communications Act and the FCC’s rules, regulations and published policies promulgated thereunder and with the terms of the FCC Licenses, (ii) timely file all required reports and notices with the FCC and pay all amounts due in timely fashion on account of fees and charges to the FCC and (iii) timely file and prosecute all applications for renewal or for extension of time with respect to all of the FCC Licenses, except in the case of each of the foregoing clauses, where a failure to do so could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.02. Insurance. (a) Keep its material insurable properties adequately insured in all material respects at all times by financially sound and reputable insurers to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations.

(b) Subject to the Intercreditor Agreement, cause all such policies covering any Collateral to be endorsed or otherwise amended to include a customary lender’s loss payable endorsement and, to the extent available on commercially reasonable terms, cause each such policy to provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium unless not less than 10 days’ prior written notice thereof is given by the insurer to the Administrative Agent and the Collateral Agents (giving the Administrative Agent and the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason unless not less than 30 days’ prior written notice thereof is given by the insurer to the Administrative Agent and the Collateral Agents.

SECTION 5.03. Taxes. Pay and discharge when due all Taxes imposed upon it or upon its income or profits or in respect of its property, before the same shall become overdue by more than 30 days; provided, however, that such payment and discharge shall not be required with respect to any such Tax (i) so long as the validity or amount thereof is being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves in accordance with GAAP have been established or (ii) with respect to which the failure to pay or discharge could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.04. Financial Statements, Reports, etc. Furnish to the Administrative Agent (who will distribute to each Lender):

(a) within 90 days after the end of each fiscal year (commencing with the fiscal year ending December 31, 2007), its consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of the US Borrower and its consolidated subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such Persons during such year, together with comparative figures for the immediately preceding fiscal year, all in reasonable detail and prepared in accordance with GAAP, all audited by Ernst & Young or other independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which opinion shall be without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements fairly present the financial condition and results of operations of the US Borrower and its consolidated subsidiaries on a consolidated basis in accordance with GAAP;

(b) within 45 days after the end of each of the first 3 fiscal quarters of each fiscal year, its consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of the US Borrower and its consolidated subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such Persons during such fiscal quarter and the then elapsed portion of the fiscal year, and for each fiscal quarter occurring after the first anniversary of the Closing Date, comparative figures for the same periods in the immediately preceding fiscal year, all certified by one of its Financial

Officers as fairly presenting in all material respects the financial condition and results of operations of the US Borrower and its consolidated subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;

(c) concurrently with any delivery of Section 5.04 Financials, a certificate of a Financial Officer of the US Borrower (i) certifying that to such Financial Officer’s knowledge, no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, reasonably specifying the nature thereof and (ii) setting forth (x) to the extent applicable, computations in reasonable detail demonstrating compliance with Section 6.10, (y) in the case of a certificate delivered with the financial statements required by paragraph (a) above (commencing with the fiscal year ended December 31, 2007), setting forth the US Borrower’s calculation of Excess Cash Flow;

(d) within 90 days after the commencement of each fiscal year of the US Borrower, a detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flows as of the end of and for such fiscal year and setting forth the material assumptions used for purposes of preparing such budget;

(e) simultaneously with the delivery of each set of consolidated financial statements referred to in Sections 5.04(a) and 5.04(b) above, the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries from such consolidated financial statements (but only to the extent such Unrestricted Subsidiaries would not be considered “minor” under Rule 3-10 of Regulation S-X under the Securities Act);

(f) simultaneously with the delivery of each set of financial statements referred to in Sections 5.04(a) and (b) above, management’s discussion and analysis of the important operational and financial developments of the US Borrower and its Restricted Subsidiaries during the respect fiscal year or fiscal quarter, as the case may be;

(g) after the request by any Lender, all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act;

(h) promptly, from time to time, such other information regarding the operations, business, legal or corporate affairs and financial condition of the US Borrower or any Restricted Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request;

(i) concurrently with the delivery of the certificate delivered pursuant to clause (c) above, the US Borrower shall deliver to the Collateral Agent a certificate executed by a Responsible Officer of the US Borrower attaching updated versions of the Schedules (other than Schedule IV) to the Guarantee and Collateral Agreement or in the alternative, setting forth any and all changes to (or confirming that there has been no change in) the information set forth in or contemplated by such Schedules since the date of the most recent certificate delivered pursuant to this paragraph (i); and

(j) Within the time frame set forth in Section 7.02, on each occasion permitted therein, a Notice of Intent to Cure if a Cure Right will be exercised thereunder.

Information required to be delivered pursuant to this Section 5.04 shall be deemed to have been delivered if such information, or one or more annual or quarterly reports containing such information, shall have been posted by the Administrative Agent on a SyndTrak, IntraLinks or similar site to which the Lenders have been granted access or shall be available on the website of the Securities and Exchange commission at http://www.sec.gov or on the website of the US Borrower. Information required to be delivered pursuant to this Section may also be delivered by electronic communications pursuant to procedures approved by the Administrative Agent. Each Lender shall be solely responsible for timely accessing posted documents and maintaining its copies of such documents.

SECTION 5.05. Notices. Promptly upon any Responsible Officer of the US Borrower or any Restricted Subsidiary becoming aware thereof, furnish to the Administrative Agent notice of the following:

(a) the occurrence of any Event of Default or Default; and

(b) the occurrence of any event that has had, or could reasonably be expected to have, a Material Adverse Effect.

SECTION 5.06. Information Regarding Collateral. Furnish to the Administrative Agent notice of any change on or prior to the later to occur of (a) 30 days following the occurrence of such change and (b) the earlier of the date of the required delivery of the Pricing Certificate following such change and the date which is 45 days after the end of the most recently ended fiscal quarter following such change (i) in any Loan Party’s legal name, (ii) in the jurisdiction of organization or formation of any Loan Party or (iii) in any Loan Party’s identity or corporate structure.

SECTION 5.07. Maintaining Records; Access to Properties and Inspections; Maintenance of Ratings. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP are made. Permit any representatives designated by the Administrative Agent (or any Lender if accompanying the Administrative Agent) to visit and inspect during normal business hours the financial records and the properties of the US Borrower or the Restricted Subsidiaries upon reasonable advance notice, and to make extracts from and copies of such financial records, and permit any such representatives to discuss the affairs, finances and condition of such Person with the officers thereof and independent accountants therefor; provided that the Administrative Agent shall give the US Borrower an opportunity to participate in any discussions with its accountants; provided, further, that in the absence of the existence of an Event of Default, the Administrative Agent shall not exercise its rights under this Section 5.07 more often than two times during any fiscal year and only one such time shall be at the US Borrower’s expense; provided, further, that when an Event of Default exists, the Administrative Agent (or any Lender if accompanying the Administrative Agent) and their respective designees may do any of the foregoing at the expense of the US Borrower at any time during normal business hours and upon reasonable advance notice.

SECTION 5.08. Use of Proceeds. The proceeds of the Initial Term Loans and the Second-Lien Loans, together with the Equity Investment, the New Senior Notes and New Subordinated Notes, shall be used solely to pay the cash consideration for the Merger, to repay the Existing Debt and to pay Transaction Expenses. The proceeds of the Delayed Draw Term Loans shall be used solely to repay, repurchase, defease or prepay the Existing Senior Notes and to pay related fees and expenses. The proceeds of the Revolving Loans and Swingline Loans, shall be used for working capital, general corporate purposes and any other purpose not prohibited by this Agreement; provided, however, that up to $200,000,000 of the Revolving Loans may be drawn on the Closing Date and used to repay a portion of the Existing Debt and to pay Transaction Expenses; and provided further that no proceeds of the Revolving Loans shall be used to voluntarily prepay the Second-Lien Loans except that up to $250,000,000 of Revolving Loans may be utilized to repay the Second-Lien Loans on or after March 29, 2009. The Letters of Credit shall be used solely to support obligations of the US Borrower and its subsidiaries incurred for working capital, general corporate purposes and any other purpose not prohibited by this Agreement.

SECTION 5.09. Further Assurances. (a) Subject to the terms of the Intercreditor Agreement, from time to time duly authorize, execute and deliver, or cause to be duly authorized, executed and delivered, such additional instruments, certificates, financing statements, agreements or documents, and take all reasonable actions (including filing UCC and other financing statements but subject to the limitations set forth in the Security Documents), as the Administrative Agent or the Collateral Agents may reasonably request, for the purposes of perfecting the rights of the Administrative Agent, the Collateral Agents and the Secured Parties with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds or products thereof or with respect to any other property or assets hereafter acquired by the US Borrower or any other Loan Party which may be deemed to be part of the Collateral) pursuant hereto or thereto.

(b) Subject to the terms of the Intercreditor Agreement, with respect to any assets acquired by any Loan Party after the Closing Date of the type constituting Collateral under the Guarantee and Collateral Agreements and as to which each Collateral Agent, for the benefit of the relevant Secured Parties (and, to the extent provided therein, the holders of the Existing Senior Notes), does not have a perfected security interest, on or prior to the later to occur of (i) 30 days following such acquisition and (ii) the earlier of the date of the required delivery of the Pricing Certificate following the date of such acquisition and the date which is 45 days after the end of the most recently ended fiscal quarter, (x) execute and deliver to the Administrative Agent and the Collateral Agents such amendments to the Guarantee and Collateral Agreements or such other Security Documents as the Administrative Agent deems necessary to grant to each Collateral Agent, for the benefit of the relevant Secured Parties (and, to the extent provided therein, the holders of the Existing Senior Notes), a security interest in such assets and (y) take all commercially reasonable actions necessary to grant to, or continue on behalf of, such Collateral Agent, for the benefit of the relevant Secured Parties (and, to the extent provided therein, the holders of the Existing Senior Notes), a perfected security interest in such assets (subject only to Liens permitted under Section 6.02), including the filing of UCC financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreements or as may be reasonably requested by the Administrative Agent or the Collateral Agents.

(c) Subject to the terms of the Intercreditor Agreement, with respect to any wholly owned Restricted Subsidiary (other than a Foreign Subsidiary, an Excluded Subsidiary, or a Domestic Subsidiary that is a disregarded entity for U.S. federal income tax purposes owned by a non-disregarded non-U.S. entity) created or acquired after the Closing Date, on or prior to the later to occur of (i) 30 days following the date of such creation or acquisition and (ii) the earlier of the date of the required delivery of the Pricing Certificate following such creation or acquisition and the date which is 45 days after the end of the most recently ended fiscal quarter, (x) execute and deliver to the Administrative Agent and the Collateral Agents such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary to grant to each Collateral Agent, for the benefit of the relevant Secured Parties (and, to the extent provided therein, the holders of the Existing Senior Notes), a valid, perfected security interest in the Equity Interests in such new subsidiary that are owned by any of the Loan Parties to the extent the same constitute Collateral under the terms of the Guarantee and Collateral Agreements, (y) deliver to the relevant Collateral Agent the certificates representing any of such Equity Interests that constitute certificated securities, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the pledgor and (z) cause such Restricted Subsidiary (A) to become a party to each Guarantee and Collateral Agreement, the Intercreditor Agreement, the Intercompany Subordination Agreement and, to the extent applicable, each Intellectual Property Security Agreement and (B) to take such actions necessary to grant to each Collateral Agent, for the benefit of the relevant Secured Parties (and, to the extent provided therein, the holders of the Existing Senior Notes), a perfected security interest in any assets required to be Collateral pursuant to such Guarantee and Collateral Agreement and each Intellectual Property Security Agreement with respect to such Restricted Subsidiary, including, if applicable, the recording of instruments in the United States Patent and Trademark Office and the United States Copyright Office and the filing of UCC financing statements in such jurisdictions as may be required by such Guarantee and Collateral Agreement, any applicable Intellectual Property Security Agreement or as may be reasonably requested by the Administrative Agent or such Collateral Agent.

(d) Subject to the terms of the Intercreditor Agreement, with respect to any Equity Interests in any Foreign Subsidiary that are acquired after the Closing Date by any Loan Party (including as a result of formation of a new Foreign Subsidiary), on or prior to the later to occur of (i) 30 days following the date of such acquisition and (ii) the earlier of the date of the required delivery of the Pricing Certificate following the date of such acquisition and the date which is 45 days after the end of the most recently ended fiscal quarter, (x) execute and deliver to the Administrative Agent and each Collateral Agent such amendments to the Guarantee and Collateral Agreements as the Administrative Agent reasonably deems necessary in order to grant to such Collateral Agent, for the benefit of the relevant Secured Parties (and, to the extent provided therein, the holders of the Existing Senior Notes), a perfected security interest (subject only to Liens permitted under Section 6.02) in the Equity Interests in such Foreign Subsidiary that are owned by the Loan Parties to the extent the same constitutes Collateral under the terms of the Guarantee and Collateral Agreements (provided that in no event shall more than 65% of the total outstanding voting Equity Interests in any Foreign Subsidiary be required to be so pledged) and (y) deliver to the relevant Collateral Agent any certificates representing any such Equity Interests that constitute certificated securities, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the pledgor, as the case may be, and take such other action as may be necessary to perfect the security interest of the Collateral Agent thereon.

(e) If, at any time and from time to time after the Closing Date, any wholly-owned Domestic Subsidiary that is not a disregarded entity for U.S. federal income tax purposes owned by a non-disregarded non-U.S. entity ceases to constitute an Immaterial Subsidiary in accordance with the definition of “Immaterial Subsidiary”, then the US Borrower shall cause such subsidiary to become an additional Loan Party and take all the actions contemplated by Section 5.09(c) as if such subsidiary were a newly-formed wholly-owned Domestic Subsidiary of the US Borrower.

(f) With respect to any fee interest in any real property located in the United States with a book value in excess of $15,000,000 (as reasonably estimated by the Borrower) acquired after the Closing Date by any Loan Party, within 90 days following the date of such acquisition (i) execute and deliver Mortgages in favor of the Collateral Agents, for the benefit of the Secured Parties, covering such real property and complying with the provisions herein and in the Security Documents and (ii) comply with the requirements of Section 5.13 with respect to any Mortgages to be provided after the Closing Date pursuant to such Section.

Notwithstanding anything to the contrary in this Section 5.09 or any other Security Document (1) the Collateral Agent shall not require the taking of a Lien on, or require the perfection of any Lien granted in, those assets as to which the cost of obtaining or perfecting such Lien (including any mortgage, stamp, intangibles or other tax or expenses relating to such Lien) is excessive in relation to the benefit to the Lenders of the security afforded thereby as reasonably determined by the Administrative Agent and (2) Liens required to be granted pursuant to this Section 5.09 shall be subject to exceptions and limitations consistent with those set forth in the Security Documents as in effect on the Closing Date (to the extent appropriate in the applicable jurisdiction).

SECTION 5.10. Interest Rate Protection. No later than 150 days after the Closing Date, the US Borrower shall incur, and for a minimum of 2 years after the Closing Date maintain, Hedging Obligations such that, after giving effect thereto, at least 50% of the aggregate principal amount of its consolidated funded long-term Indebtedness outstanding on the Closing Date (excluding Revolving Loans) is effectively subject to a fixed or maximum interest rate.

SECTION 5.11. Designation of Subsidiaries.

(a) The US Borrower may designate any subsidiary (including any existing subsidiary and any newly acquired or newly formed subsidiary) to be an Unrestricted Subsidiary unless such subsidiary or any of its subsidiaries owns any Equity Interests or Indebtedness of, or owns or holds any Lien on, any property of, the US Borrower or any Restricted Subsidiary (other than solely any Unrestricted Subsidiary of the subsidiary to be so designated); provided that

(i) any Unrestricted Subsidiary must be an entity of which the Equity Interests entitled to cast at least a majority of the votes that may be cast by all Equity Interests having ordinary voting power for the election of directors or Persons performing a similar function are owned, directly or indirectly, by the US Borrower;

(ii) such designation complies with the covenants described in Section 6.03(c);

(iii) no Default or Event of Default shall have occurred and be continuing;

(iv) either:

(A) the US Borrower could incur at least $1.00 of additional Indebtedness pursuant to the Consolidated Leverage Ratio test described in Section 6.01; or

(B) each of the Consolidated Leverage Ratio and the Consolidated Secured Debt Ratio for the US Borrower and its Restricted Subsidiaries would be less than or equal to such ratio immediately prior to such designation, in each case on a pro forma basis taking into account such designation; and

(v) each of:

(A) the subsidiary to be so designated; and

(B) its subsidiaries

has not at the time of designation, and does not thereafter, incur any Indebtedness pursuant to which the lender has recourse to any of the assets of the US Borrower or any Restricted Subsidiary. Furthermore, no subsidiary may be designated as an Unrestricted Subsidiary hereunder unless it is also designated as an “Unrestricted Subsidiary” for purposes of the Notes or any Junior Financing.

(b) The US Borrower may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that, immediately after giving effect to such designation, no Default or Event of Default shall have occurred and be continuing and either:

(i) the US Borrower could incur at least $1.00 of additional Indebtedness pursuant to the Consolidated Leverage Ratio test described in Section 6.01; or

(ii) each of the Consolidated Leverage Ratio and the Consolidated Secured Debt Ratio for the US Borrower and its Restricted Subsidiaries would be less than such ratio immediately prior to such designation, in each case on a pro forma basis taking into account such designation.

Any such designation by the US Borrower shall be notified by the US Borrower to the Administrative Agent by promptly filing with the Administrative Agent a copy of the resolution of the board of directors of the US Borrower or any committee thereof giving effect to such designation and an officer’s certificate certifying that such designation complied with the foregoing provisions.

SECTION 5.12. Broadcast License Subsidiaries.

(a) Promptly after the Closing Date, use commercially reasonable efforts to cause all material FCC Licenses held by the US Borrower or any of its Restricted Subsidiaries to be held at all times by one or more Broadcast License Subsidiaries.

(b) Ensure that each Broadcast License Subsidiary engages only in the business of holding FCC Licenses and rights and activities related thereto.

(c) Ensure that the FCC Licenses held by each Broadcast License Subsidiary are not (i) commingled with the property of any Borrower and any subsidiary thereof other than another Broadcast License Subsidiary or (ii) except as set forth on Schedule 5.12, subject to any agreement (other than corporate governance documents) which provides consent rights to any third party with regards to its sale or transfer.

(d) Ensure that no Broadcast License Subsidiary has any Indebtedness or other material liabilities except those permitted to be incurred in accordance with the definition of “Broadcast License Subsidiary.”

SECTION 5.13. Post-Closing Obligations. The US Borrower shall, and shall cause its Restricted Subsidiaries to, take the actions set forth in Schedule 5.13 within the timeframes set forth therein.

ARTICLE VI

Negative Covenants

The Borrowers covenant and agree that, until the Termination Date the Borrowers will not, nor will they cause or permit any of the Restricted Subsidiaries to:

SECTION 6.01. Limitation on Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock.

(a) Directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise (collectively, “incur” and collectively, an “incurrence”) with respect to any Indebtedness (including Acquired Indebtedness) and the US Borrower and the Restricted Guarantors will not issue any shares of Disqualified Stock and will not permit any Restricted Subsidiary that is not a Guarantor to issue any shares of Disqualified Stock or Preferred Stock; provided, however, that the US Borrower and the Restricted Guarantors may incur Indebtedness (including Acquired Indebtedness) or issue shares of Disqualified Stock, and any Restricted Subsidiary that is not a Guarantor may incur Indebtedness (including Acquired Indebtedness), issue shares of Disqualified Stock and issue shares of Preferred Stock, if the Consolidated Leverage Ratio at the time such additional Indebtedness is incurred or such Disqualified Stock or Preferred Stock is issued would have been no greater than 9.5 to 1.0 from the Closing Date through and including June 30, 2009, and 8.5 to 1.0 thereafter, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred, or the Disqualified Stock or Preferred Stock had been issued, as the case may be, and the application of proceeds therefrom had occurred at the beginning of the most recently ended four fiscal quarters for which internal financial statements are available; provided, further, that any incurrence of Indebtedness or issuance of Disqualified Stock or Preferred Stock by a Restricted Subsidiary that is not a Guarantor pursuant to this paragraph (a) is subject to the limitations of paragraph (g) below.

(b) The limitations set forth in clause (a) will not apply to the following items:

(i) the Indebtedness under the Loan Documents of the US Borrower or any of its Restricted Subsidiaries (including letters of credit and bankers’ acceptances thereunder);

(ii) the incurrence by the US Borrower and any Restricted Guarantor of Indebtedness represented by the New Senior Notes;

(iii) Indebtedness of the US Borrower and its Restricted Subsidiaries in existence on the Closing Date (other than Indebtedness described in clauses (b)(i) and (ii)) of this Section 6.01) and set forth in all material respects on Schedule 6.01;

(iv) Indebtedness (including Capitalized Lease Obligations), Disqualified Stock and Preferred Stock incurred by the US Borrower or any of its Restricted Subsidiaries, to finance the purchase, lease or improvement of property (real or personal) or equipment that is used or useful in a Similar Business, whether through the direct purchase of assets or the Capital Stock of any Person owning such assets in an aggregate principal amount, together with any Refinancing Indebtedness in respect thereof and all other Indebtedness, Disqualified Stock and/or Preferred Stock incurred and outstanding under this clause (iv), not to exceed $150,000,000 at any time outstanding; so long as such Indebtedness exists at the date of such purchase, lease or improvement, or is created within 270 days thereafter;

(v) Indebtedness incurred by the US Borrower or any Restricted Subsidiary constituting reimbursement obligations with respect to bankers’ acceptances and letters of credit issued in the ordinary course of business, including letters of credit in respect of workers’ compensation claims, or other Indebtedness with respect to reimbursement type obligations regarding workers’ compensation claims; provided, however, that upon the drawing of such bankers’ acceptances and letters of credit or the incurrence of such Indebtedness, such obligations are reimbursed within 30 days following such drawing or incurrence;

(vi) Indebtedness arising from agreements of the US Borrower or a Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or a Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition; provided, however, that such Indebtedness is not reflected on the balance sheet (other than by application of FIN 45 as a result of an amendment to an obligation in existence on the Closing Date) of the US Borrower or any Restricted Subsidiary (contingent obligations referred to in a footnote to financial statements and not otherwise reflected on the balance sheet will not be deemed to be reflected on such balance sheet for purposes of this clause (vi));

(vii) Indebtedness of (A) the US Borrower to a Restricted Subsidiary and (B) any Restricted Subsidiary to the US Borrower or to another Restricted Subsidiary; provided that any such Indebtedness owing by the US Borrower or a Guarantor to a Restricted Subsidiary that is not a Guarantor is expressly subordinated in right of payment to the Obligations on the terms of the Intercompany Subordination Agreement; provided, further, that any subsequent issuance or transfer of any Capital Stock or any other event which results in any Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such Indebtedness (except to the US Borrower or another Restricted Subsidiary or any pledge of such Indebtedness constituting a Permitted Lien) shall be deemed, in each case, to be an incurrence of such Indebtedness not permitted by this clause (vii);

(viii) shares of Preferred Stock of a Restricted Subsidiary issued to the US Borrower or another Restricted Subsidiary, provided, that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such shares of Preferred Stock (except to the US Borrower or a Restricted Subsidiary) shall be deemed in each case to be an issuance of such shares of Preferred Stock not permitted by this clause (viii);

(ix) Hedging Obligations (excluding Hedging Obligations entered into for speculative purposes) for the purpose of limiting interest rate risk with respect to any Indebtedness permitted under this Section 6.01, exchange rate risk or commodity pricing risk;

(x) obligations in respect of customs, stay, performance, bid, appeal and surety bonds and completion guarantees and other obligations of a like nature provided by the US Borrower or any of its Restricted Subsidiaries in the ordinary course of business;

(xi) (A) Indebtedness or Disqualified Stock of the US Borrower or any Restricted Guarantor and Indebtedness, Disqualified Stock or Preferred Stock of any Restricted Subsidiary that is not a Guarantor in an aggregate principal amount or liquidation preference equal to 100.0% of the net cash proceeds received by the US Borrower and its Restricted Subsidiaries since immediately after the Closing Date from the issue or sale of Equity Interests of the US Borrower or cash contributed to the capital of the US Borrower (in each case, other than Equity Cure Proceeds, Equity Interests the proceeds of which are used to fund the Transactions and proceeds of Disqualified Stock or sales of Equity Interests to, or contributions received from, the US Borrower or any of its Subsidiaries) as determined in accordance with paragraphs (b) and (c) of the definition of Restricted Payment Applicable Amount (to the extent such net cash proceeds or cash have not been applied pursuant to such clauses to make Restricted Payments or other Investments, payments or exchanges pursuant to of Section 6.03(b) or to make Permitted Investments (other than Permitted Investments specified in clauses (a) and (c) of the definition thereof) and (B) Indebtedness or Disqualified Stock of the US Borrower or a Restricted Guarantor and Indebtedness, Disqualified Stock or Preferred Stock of any Restricted Subsidiary that is not a Guarantor not otherwise permitted hereunder in an aggregate principal amount or liquidation preference, which when aggregated with the principal amount and liquidation preference of all other Indebtedness, Disqualified Stock and Preferred Stock then outstanding and incurred pursuant to this clause (xi)(B), does not at any one time outstanding exceed $500,000,000 (it being understood that any Indebtedness, Disqualified Stock or Preferred Stock incurred pursuant to this clause (xi)(B) shall cease to be deemed incurred or outstanding for purposes of this clause (xi)(B) but shall be deemed incurred for the purposes of Section 6.01(a) from and after the first date on which the US Borrower or such Restricted Subsidiary could have incurred such Indebtedness, Disqualified Stock or Preferred Stock under Section 6.01(a) without reliance on this clause (xi)(B);

(xii) the incurrence by the US Borrower or any Restricted Subsidiary of Indebtedness, Disqualified Stock or Preferred Stock which serves to refund or refinance any Indebtedness, Disqualified Stock or Preferred Stock permitted under Section 6.01(a) and clauses (ii), (iii) (provided that in the case of the Existing Senior Notes referred to in clauses (a) and (b) of the definition thereof, so long as the Delayed Draw Term Commitments are reduced on a dollar-for-dollar basis by the amount of any such Indebtedness, Disqualified Stock or Preferred Stock), (iv), (xi)(A), (xiii) and (xx) of this Section 6.01(b) or any Indebtedness, Disqualified Stock or Preferred Stock issued to so refund or refinance such Indebtedness, Disqualified Stock or Preferred Stock, including, in each case, additional Indebtedness, Disqualified Stock or Preferred Stock incurred to pay premiums (including tender premiums), defeasance costs and fees and expenses in connection therewith (collectively, the “Refinancing Indebtedness”) prior to its respective maturity; provided, however, that such Refinancing Indebtedness:

(A) has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred which is not less than the remaining Weighted Average Life to Maturity of the Indebtedness, Disqualified Stock or Preferred Stock being refunded or refinanced,

(B) to the extent such Refinancing Indebtedness refinances (1) Indebtedness subordinated or pari passu to the Obligations, such Refinancing Indebtedness is subordinated or pari passu to the Obligations at least to the same extent as the Indebtedness being refinanced or refunded or (2) Disqualified Stock or Preferred Stock, such Refinancing Indebtedness must be Disqualified Stock or Preferred Stock, respectively,

(C) shall not include:

(1) Indebtedness, Disqualified Stock or Preferred Stock of a Restricted Subsidiary that is not a Guarantor that refinances Indebtedness, Disqualified Stock or Preferred Stock of the US Borrower;

(2) Indebtedness, Disqualified Stock or Preferred Stock of a Restricted Subsidiary that is not a Guarantor that refinances Indebtedness, Disqualified Stock or Preferred Stock of a Restricted Guarantor; or

(3) Indebtedness, Disqualified Stock or Preferred Stock of the US Borrower or a Restricted Subsidiary that refinances Indebtedness, Disqualified Stock or Preferred Stock of an Unrestricted Subsidiary; and

(D) in the case of any Refinancing Indebtedness in respect of the Indebtedness referred to in clause (xx), such Refinancing Indebtedness shall meet the requirements of the definition of Permitted Senior Subordinated Debt or Permitted Senior Unsecured Debt, as the case may be;

provided, further, that any incurrence of Indebtedness or issuance of Disqualified Stock or Preferred Stock by any Restricted Subsidiary that is not a Subsidiary Guarantor pursuant to this clause (xii) shall be subject to the limitations set forth in Section 6.01(g) to the same extent as the Indebtedness refinanced.

(xiii) Indebtedness, Disqualified Stock or Preferred Stock of (x) the US Borrower or a Restricted Subsidiary incurred to finance an acquisition or (y) Persons that are acquired by the US Borrower or any Restricted Subsidiary or merged into the US Borrower or a Restricted Subsidiary in accordance with the terms of this Agreement or that is assumed by the US Borrower or any Restricted Subsidiary in connection with such acquisition so long as:

(A) no Default exists or shall result therefrom;

(B) any Indebtedness, Disqualified Stock or Preferred Stock incurred in reliance on clause (x) above shall not be Secured Indebtedness and shall not mature (and shall not be mandatorily redeemable in the case of Disqualified Stock of Preferred Stock) or require any payment of principal (other than in a manner consistent with the terms of the New Senior Notes Documentation), in each case, prior to the date which is 91 days after the Term Loan Maturity Date;

(C) any Indebtedness, Disqualified Stock or Preferred Stock incurred in reliance on clause (y) above shall not have been incurred in contemplation of such acquisition and either (1) the aggregate principal amount of such Indebtedness constituting Secured Indebtedness, together with all Refinancing Indebtedness in respect thereof, shall not exceed $400,000,000 or (2) after giving pro forma effect to such acquisition or merger, the Consolidated Secured Debt Ratio is less than the Consolidated Secured Debt Ratio immediately prior to such acquisition or merger;

(D) after giving pro forma effect to such acquisition or merger either (1) the Consolidated Leverage Ratio is less than the Consolidated Leverage Ratio immediately prior to such acquisition or merger or (2) the US Borrower would be permitted to incur at least $1.00 of additional Indebtedness pursuant to Section 6.01(a);

provided, that any incurrence of Indebtedness or issuance of Disqualified Stock or Preferred Stock by a Restricted Subsidiary that is not a Guarantor pursuant to this clause (xiii) is subject to the limitations of paragraph (g) below.

(xiv) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, provided, that such Indebtedness is extinguished within two Business Days of its incurrence;

(xv) Indebtedness of the US Borrower or any of its Restricted Subsidiaries supported by a Letter of Credit in a principal amount not to exceed the face amount of such Letter of Credit;

(xvi) (A) any guarantee by the US Borrower or a Restricted Subsidiary of Indebtedness or other obligations of any Restricted Subsidiary so long as such Indebtedness is permitted under this Agreement, or

(B) any guarantee by a Restricted Subsidiary of Indebtedness of the US Borrower;

provided that, in each case, (x) such Restricted Subsidiary shall comply with its obligations under Section 5.09 and (y) in the case of any guarantee of Indebtedness of the US Borrower or any Subsidiary Guarantor by any Restricted Subsidiary that is not a Subsidiary Guarantor, such Restricted Subsidiary becomes a Subsidiary Guarantor under this Agreement;

(xvii) Indebtedness of any Foreign Subsidiary in an amount not to exceed at any one time outstanding, together with any other Indebtedness incurred under this clause (xvii), 5.0% of the Foreign Subsidiary Total Assets; provided, that any incurrence of Indebtedness or issuance of Disqualified Stock or Preferred Stock by a Restricted Subsidiary that is not a Guarantor pursuant to this clause (xvii) is subject to the limitations of paragraph (g) below;

(xviii) Indebtedness, Disqualified Stock or Preferred Stock of the US Borrower or a Restricted Subsidiary incurred to finance or assumed in connection with an acquisition in a principal amount not to exceed $300,000,000 in the aggregate at any one time outstanding together with all other Indebtedness, Disqualified Stock and/or Preferred Stock issued under this clause (xviii); provided, that any incurrence of Indebtedness or issuance of Disqualified Stock or Preferred Stock by a Restricted Subsidiary that is not a Guarantor pursuant to this clause (xviii) is subject to the limitations of paragraph (g) below;

(xix) Indebtedness issued by the US Borrower or any of its Restricted Subsidiaries to future, current or former officers, directors, employees and consultants thereof or any direct or indirect parent thereof, their respective estates, heirs, family members, spouses or former spouses, in each case to finance the purchase or redemption of Equity Interests of the US Borrower, a Restricted Subsidiary or any of their respective direct or indirect parent companies to the extent described in Section 6.03(b)(iv);

(xx) Permitted Senior Subordinated Debt and Permitted Senior Debt used to refinance the Second-Lien Loans; and

(xxi) cash management obligations and Indebtedness in respect of netting services, employee credit card programs and similar arrangements in connection with cash management and deposit accounts.

(c) For purposes of determining compliance with this Section 6.01:

(i) in the event that an item of Indebtedness, Disqualified Stock or Preferred Stock (or any portion thereof) meets the criteria of more than one of the categories of permitted Indebtedness, Disqualified Stock or Preferred Stock described in Section 6.01(b) or is entitled to be incurred pursuant to Section 6.01(a), the US Borrower, in its sole discretion, may classify or reclassify such item (other than amounts described in clauses (xvii) and (xviii) of clause (b) above, in the case of a reclassification as an incurrence pursuant to Section 6.01(a)) of Indebtedness, Disqualified Stock or Preferred Stock (or any portion thereof) and will only be required to include the amount and type of such Indebtedness, Disqualified Stock or Preferred Stock in one of the above permitted clauses; and

(ii) at the time of incurrence or permitted reclassification, the US Borrower will be entitled to divide and classify an item of Indebtedness in one or more types of Indebtedness. Disqualified Stock or Preferred Stock described in Section 6.01(a) or (b).

(d) The accrual of interest, the accretion of accreted value and the payment of interest or dividends in the form of additional Indebtedness, Disqualified Stock or Preferred Stock, as applicable, will not be deemed to be an incurrence of Indebtedness, Disqualified Stock or Preferred Stock for purposes of this Section 6.01.

(e) For purposes of determining compliance with any dollar-denominated restriction on the incurrence of Indebtedness, the dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided, that if such Indebtedness is incurred to refinance other Indebtedness denominated in a foreign currency, and such refinancing would cause the applicable dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being refinanced.

(f) The principal amount of any Indebtedness incurred to refinance other Indebtedness, if incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness is denominated that is in effect on the date of such refinancing.

(g) Notwithstanding anything to the contrary contained in Section 6.01(a) or (b), no Restricted Subsidiary of the US Borrower that is not a Subsidiary Guarantor shall incur any

Indebtedness or issue any Disqualified Stock or Preferred Stock in reliance on Section 6.01(a) or (b)(xiii), (xvii) (except Indebtedness under any working capital facility or otherwise incurred in the ordinary course of business to finance the operations of such Restricted Subsidiary) or (b)(xviii) (the “Limited Non-Guarantor Debt Exceptions”) if the amount of such Indebtedness, Disqualified Stock or Preferred Stock, when aggregated with the amount of all other Indebtedness, Disqualified Stock or Preferred Stock outstanding under such Limited Non-Guarantor Debt Exceptions, together with any Refinancing Indebtedness in respect thereof, would exceed $500,000,000; provided, that in no event shall any Indebtedness, Disqualified Stock or Preferred Stock of any Restricted Subsidiary that is not a Subsidiary Guarantor (i) existing at the time it became a Restricted Subsidiary or (ii) assumed in connection with any acquisition, merger or acquisition of minority interests of a non-Wholly-Owned Subsidiary (and in the case of clauses (i) and (ii), not created in contemplation of such Person becoming a Restricted Subsidiary or such acquisition, merger or acquisition of minority interests) be deemed to be Indebtedness outstanding under the Limited Non-Guarantor Debt Exceptions for purposes of this Section 6.01(g).

SECTION 6.02. Liens. Directly or indirectly, create, incur, assume or suffer to exist any Lien (except Permitted Liens) on any asset or property of the US Borrower or any Restricted Subsidiary, or any income or profits therefrom, or assign or convey any right to receive income therefrom.

SECTION 6.03. Restricted Payments. Directly or indirectly, make any Restricted Payment, other than:

(a) Restricted Payments in an amount, together with the aggregate amount of all other Restricted Payments made by the US Borrower and its Restricted Subsidiaries after the Closing Date (including Restricted Payments permitted by clauses (i), (ii) (with respect to the payment of dividends on Refunding Capital Stock pursuant to clause (C) thereof only), (vi)(C) and (ix) of Section 6.03(b), but excluding all other Restricted Payments permitted by this Section 6.03(b)) not to exceed the Restricted Payment Applicable Amount; provided, that (i) no Default shall have occurred and be continuing or would occur as a consequence thereof; and (ii) immediately after giving effect to such transaction on a pro forma basis, the US Borrower could incur $1.00 of additional Indebtedness pursuant to Section 6.01(a);

(b) Section 6.03(a) will not prohibit:

(i) the payment of any dividend within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of this Agreement;

(ii) (A) the redemption, repurchase, retirement or other acquisition of any (1) Equity Interests (“Treasury Capital Stock”) of the US Borrower or any Restricted Subsidiary or Subordinated Indebtedness of the US Borrower or any Guarantor or (2) Equity Interests of any direct or indirect parent company of the US Borrower, in the case of each of clause (1) and (2), in exchange for, or out of the proceeds of the substantially concurrent sale (other than to the US Borrower or a Restricted Subsidiary) of, Equity Interests of the US Borrower, or any direct or indirect parent company of the US

Borrower to the extent contributed to the capital of the US Borrower or any Restricted Subsidiary (in each case, other than any Disqualified Stock) (“Refunding Capital Stock”), (B) the declaration and payment of dividends on the Treasury Capital Stock out of the proceeds of the substantially concurrent sale (other than to the US Borrower or a Restricted Subsidiary) of the Refunding Capital Stock, and (C) if immediately prior to the retirement of Treasury Capital Stock, the declaration and payment of dividends thereon was permitted under clauses (vi)(A) or (B) of this Section 6.03(b), the declaration and payment of dividends on the Refunding Capital Stock (other than Refunding Capital Stock the proceeds of which were used to redeem, repurchase, retire or otherwise acquire any Equity Interests of any direct or indirect parent company of the US Borrower) in an aggregate amount per year no greater than the aggregate amount of dividends per annum that were declarable and payable on such Treasury Capital Stock immediately prior to such retirement;

(iii) the redemption, repurchase or other acquisition or retirement of Subordinated Indebtedness of the US Borrower or a Restricted Guarantor made by exchange for, or out of the proceeds of the substantially concurrent sale of, new Indebtedness of the US Borrower or a Restricted Guarantor, as the case may be, which is incurred in compliance with Section 6.01 so long as:

(A) the principal amount (or accreted value, if applicable) of such new Indebtedness does not exceed the principal amount of (or accreted value, if applicable), plus any accrued and unpaid interest on, the Subordinated Indebtedness being so redeemed, repurchased, acquired or retired for value, plus the amount of any premium required to be paid under the terms of the instrument governing the Subordinated Indebtedness being so redeemed, repurchased, acquired or retired and any fees and expenses incurred in connection with the issuance of such new Indebtedness;

(B) such new Indebtedness is subordinated to the Obligations at least to the same extent as such Subordinated Indebtedness so purchased, exchanged, redeemed, repurchased, acquired or retired for value;

(C) such new Indebtedness has a final scheduled maturity date equal to or later than the final scheduled maturity date of the Subordinated Indebtedness being so redeemed, repurchased, acquired or retired; and

(D) such new Indebtedness has a Weighted Average Life to Maturity equal to or greater than the remaining Weighted Average Life to Maturity of the Subordinated Indebtedness being so redeemed, repurchased, acquired or retired;

(iv) a Restricted Payment to pay for the repurchase, retirement or other acquisition or retirement for value of Equity Interests (other than Disqualified Stock) of the US Borrower or any of its direct or indirect parent companies held by any future, present or former employee, director or consultant of the US Borrower, any of its Subsidiaries or any of their respective direct or indirect parent companies pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement; provided, however, that the aggregate Restricted Payments made under this clause (iv) do not exceed in any calendar year $75,000,000 (with unused amounts in any calendar year being carried over to succeeding calendar years subject to a maximum of $150,000,000 in any calendar year); provided, further, that such amount in any calendar year may be increased by an amount not to exceed:

(A) the cash proceeds from the sale of Equity Interests (other than Disqualified Stock and Equity Cure Proceeds) of the US Borrower and, to the extent contributed to the capital of the US Borrower, Equity Interests of any of the direct or indirect parent companies of the US Borrower, in each case to members of management, directors or consultants of the US Borrower, any of its Subsidiaries or any of their respective direct or indirect parent companies that occurs after the Closing Date (other than Equity Interests the proceeds of which are used to fund the Transactions or to fund a Cure Right), to the extent the cash proceeds from the sale of such Equity Interests have not otherwise been applied to the payment of Restricted Payments by virtue of Section 6.03(a); plus

(B) the cash proceeds of key man life insurance policies received by the US Borrower or any of its Restricted Subsidiaries after the Closing Date; less

(C) the amount of any Restricted Payments previously made with the cash proceeds described in clauses (A) and (B) of this clause (iv);

and provided, further, that cancellation of Indebtedness owing to the US Borrower from members of management of the US Borrower, any of its Subsidiaries or its direct or indirect parent companies in connection with a repurchase of Equity Interests of the US Borrower or any of the US Borrower’s direct or indirect parent companies will not be deemed to constitute a Restricted Payment for purposes of this Agreement;

(v) the declaration and payment of dividends to holders of any class or series of Disqualified Stock of the US Borrower or any of its Restricted Subsidiaries issued in accordance with Section 6.01;

(vi) (A) the declaration and payment of dividends to holders of any class or series of Designated Preferred Stock (other than Disqualified Stock) issued by the US Borrower or any of its Restricted Subsidiaries after the Closing Date, provided, that the amount of dividends paid pursuant to this clause (A) shall not exceed the aggregate amount of cash actually received by the US Borrower or a Restricted Subsidiary from the issuance of such Designated Preferred Stock;

(B) a Restricted Payment to a direct or indirect parent company of the US Borrower, the proceeds of which will be used to fund the payment of dividends to holders of any class or series of Designated Preferred Stock (other than Disqualified Stock) of such parent corporation issued after the Closing Date, provided, that the amount of Restricted Payments paid pursuant to this clause (B) shall not exceed the aggregate amount of cash actually contributed to the capital of the US Borrower from the sale of such Designated Preferred Stock; or

(C) the declaration and payment of dividends on Refunding Capital Stock that is Preferred Stock in excess of the dividends declarable and payable thereon pursuant to clause (ii) of this Section 6.03(b);

provided, however, in the case of each of clause (A), (B) and (C) of this clause (vi), that for the most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date of issuance of such Designated Preferred Stock or the declaration of such dividends on Refunding Capital Stock that is Preferred Stock, after giving effect to such issuance or declaration on a pro forma basis, the US Borrower could incur $1.00 of additional Indebtedness pursuant to Section 6.01(a);

(vii) Investments in Unrestricted Subsidiaries having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (vii) that are at the time outstanding, without giving effect to any distribution pursuant to clause (xvi) of this Section 6.03(b) or the sale of an Unrestricted Subsidiary to the extent the proceeds of such sale do not consist of cash or marketable securities, not to exceed 1.5% of Total Assets at the time of such Investment (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value);

(viii) repurchases of Equity Interests deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;

(ix) the declaration and payment of dividends on the US Borrower’s common stock (or a Restricted Payment to any direct or indirect parent entity to fund a payment of dividends on such entity’s common stock), following the first public Equity Offering of such common stock after the Closing Date, of up to 6% per annum of the net cash proceeds received by (or, in the case of a Restricted Payment to a direct or indirect parent entity, contributed to the capital of) the US Borrower in or from any such public Equity Offering;

(x) Restricted Payments that are made with Excluded Contributions;

(xi) other Restricted Payments in an aggregate amount taken together with all other Restricted Payments made pursuant to this clause (xi) not to exceed $150,000,000, or if the Consolidated Leverage Ratio is less than 9.5 to 1.0 on a pro forma basis after giving effect to such transaction, 3.0% of Total Assets at the time made;

(xii) distributions or payments of Receivables Fees;

(xiii) any Restricted Payment used to fund the Transactions and the fees and expenses related thereto or owed to Affiliates, in each case to the extent permitted under Section 6.06;

(xiv) the repurchase, redemption or other acquisition or retirement for value of any New Senior Notes or Subordinated Indebtedness upon the occurrence of a Change of Control (so long as such Change of Control has been waived by the Required Lenders);

(xv) the declaration and payment of dividends or the payment of other distributions by the US Borrower to, or the making of loans or advances to, any of their respective direct or indirect parents in amounts required for any direct or indirect parent companies to pay, in each case without duplication,

(A) franchise taxes and other fees, taxes and expenses required to maintain their corporate existence;

(B) federal, foreign, state and local income or franchise taxes; provided, that, in each fiscal year, the amount of such payments shall be equal to the amount that the US Borrower and its Restricted Subsidiaries would be required to pay in respect of federal, foreign, state and local income or franchise taxes if such entities were corporations paying taxes separately from any parent entity at the highest combined applicable federal, foreign, state, local or franchise tax rate for such fiscal year;

(C) customary salary, bonus and other benefits payable to officers and employees of any direct or indirect parent company of the US Borrower to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the US Borrower and its Restricted Subsidiaries;

(D) general corporate operating and overhead costs and expenses of any direct or indirect parent company of the US Borrower to the extent such costs and expenses are attributable to the ownership or operation of the US Borrower and its Restricted Subsidiaries;

(E) amounts payable to the Sponsors pursuant to the Sponsor Management Agreement as in effect on the Closing Date;

(F) fees and expenses other than to Affiliates of the US Borrower related to (1) any equity or debt offering of such parent entity (whether or not successful) and (2) any Investment otherwise permitted under this covenant (whether or not successful);

(G) cash payments in lieu of issuing fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of the US Borrower or any direct or indirect parent; and

(H) to finance Investments otherwise permitted to be made pursuant to this Section 6.03; provided, that (1) such Restricted Payment shall be made substantially concurrently with the closing of such Investment and (2) such direct or indirect parent company shall, immediately following the closing thereof, cause (x) all property acquired (whether assets or Equity Interests) to be contributed to the capital of the US Borrower or one of its Restricted Subsidiaries or (y) the merger of the Person formed or acquired into the US Borrower or one of its Restricted Subsidiaries (to the extent not prohibited by Section 6.04) in order to consummate such Investment, in each case, subject to the limitations set forth in clauses (s), (h) and (m) of, and the proviso set forth at the end of, the definition of Permitted Investment; (3) such direct or indirect parent company and its Affiliates (other than the US Borrower or a Restricted Subsidiary) receives no consideration or other payment in connection with such transaction except to the extent the US Borrower or a Restricted Subsidiary could have given such consideration or made such payment in compliance with the Indenture, (4) any property received by the US Borrower shall not increase amounts available for Restricted Payments pursuant to Section 6.03(a) and (5) such Investment shall be deemed to be made by the US Borrower or such Restricted Subsidiary by another paragraph of this Section 6.03 (other than pursuant to clause (x) hereof) or pursuant to the definition of “Permitted Investments” (other than clause (i) thereof);

(xvi) the distribution, by dividend or otherwise, of shares of Capital Stock of, or Indebtedness owed to the US Borrower or a Restricted Subsidiary by, Unrestricted Subsidiaries (other than Unrestricted Subsidiaries, the primary assets of which are cash and/or Cash Equivalents that were contributed to such Unrestricted Subsidiaries as an Investment pursuant to clause (vii) of this Section 6.03(b)); and

(xvii) payments or distributions to dissenting stockholders pursuant to applicable law, pursuant to or in connection with a consolidation, merger or transfer of all or substantially all of the assets of the US Borrower and its Restricted Subsidiaries, taken as a whole, that complies with Section 6.04; provided, that if as a result of such consolidation, merger or transfer of assets, a Change of Control has occurred, such Change of Control has been consented to or waived by the Required Lenders;

provided, however, that at the time of, and after giving effect to, any Restricted Payment permitted under clauses (ix) (as determined at the time of the declaration of such dividend), (xi) and (xvi), no Default shall have occurred and be continuing or would occur as a consequence thereof.

(c) As of the Closing Date, all of the subsidiaries of the US Borrower will be Restricted Subsidiaries. The US Borrower will not permit any Unrestricted Subsidiary to become a Restricted Subsidiary except pursuant to Section 5.11(a). For purposes of designating any Restricted Subsidiary as an Unrestricted Subsidiary, all outstanding Investments by the US Borrower and its Restricted Subsidiaries (except to the extent repaid) in the subsidiary so designated will be deemed to be Restricted Payments in an amount determined as set forth in the last sentence of the definition of “Investment.” Such designation will be permitted only if a Restricted Payment in such amount would be permitted at such time, whether pursuant to Section 6.03(a) or (b)(vii), (x) or (xi), or pursuant to the definition of “Permitted Investments,” and if such subsidiary otherwise meets the definition of an Unrestricted Subsidiary. Unrestricted Subsidiaries will not be subject to any of the restrictive covenants set forth in the Loan Documents.

SECTION 6.04. Fundamental Changes.

(a) Neither the US Borrower nor the Subsidiary Borrower may consolidate or merge with or into or wind up into (whether or not the US Borrower is the surviving corporation), and may not sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the properties or assets of the US Borrower and its Restricted Subsidiaries, taken as a whole, in one or more related transactions, to any Person unless:

(i) the US Borrower or the Subsidiary Borrower, as the case may be, is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than the US Borrower or the Subsidiary Borrower) or the Person to whom such sale, assignment, transfer, lease, conveyance or other disposition will have been made is organized or existing under the laws of the United States, any state thereof, the District of Columbia, or any territory thereof (such Person, the “Successor Company”);

(ii) the Successor Company, if other than the US Borrower or the Subsidiary Borrower, expressly assumes all the Obligations of the US Borrower or the Subsidiary Borrower, as the case may be, pursuant to documentation reasonably satisfactory to the Administrative Agent;

(iii) immediately after such transaction, no Default exists;

(iv) immediately after giving pro forma effect to such transaction and any related financing transactions, as if such transactions had occurred at the beginning of the applicable four-quarter period,

(A) the Successor Company would be permitted to incur at least $1.00 of additional Indebtedness pursuant to Section 6.01(a); or

(B) each of the Consolidated Leverage Ratio and the Consolidated Secured Debt Ratio for the US Borrower and its Restricted Subsidiaries would be equal to or less than the each ratio immediately prior to such transaction; and

(v) each Guarantor, unless it is the other party to the transactions described above, in which case clause (1)(B) of Section 6.04(c) shall apply, shall have confirmed that its Obligations under the Loan Documents to which it is a party pursuant to documentation reasonably satisfactory to the Administrative Agent;

(vi) the Borrowers shall have delivered to the Administrative Agent an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such documentation relating to the Loan Documents, if any, comply with this Agreement;

provided, that the US Borrower shall promptly notify the Administrative Agent of any such transaction and shall take all required actions either prior to or upon the later to occur of 30 days following such transaction (or the earlier of the date of the required delivery of the next Pricing Certificate and the date which is 45 days after the end of the most recently ended fiscal quarter (or such longer period as to which the Administrative Agent may consent) in order to preserve and protect the Liens on the Collateral securing the Secured Obligations.

The Successor Company will succeed to, and be substituted for the US Borrower under the Loan Documents. Notwithstanding the foregoing, clause (iv) shall not apply to the Transactions (including the Merger).

(b) Notwithstanding the foregoing paragraphs (a)(iii) and (a)(iv),

(i) the US Borrower or a Restricted Subsidiary may consolidate with or merge into or transfer all or part of its properties and assets to the US Borrower or a Restricted Guarantor; and

(ii) the US Borrower may merge with an Affiliate of the US Borrower solely for the purpose of reorganizing the US Borrower in a State of the United States so long as the amount of Indebtedness of the US Borrower and its Restricted Subsidiaries is not increased thereby.

(c) No Restricted Guarantor will, and the US Borrower will not permit any Restricted Guarantor to, consolidate or merge with or into or wind up into (whether or not the US Borrower or Restricted Guarantor is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets, in one or more related transactions, to any Person unless:

(i) (A) such Restricted Guarantor is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than such Restricted Guarantor) or to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made is organized or existing under the laws of the jurisdiction of organization of such Restricted Guarantor, as the case may be, or the laws of the United States, any state thereof, the District of Columbia, or any territory thereof (such Restricted Guarantor or Person, the “Successor Person”);

(B) the Successor Person, if other than such Restricted Guarantor, expressly assumes all the Obligations of such Restricted Guarantor pursuant to documentation reasonably satisfactory to the Administrative Agent;

(C) immediately after such transaction, no Default exists; and

(D) the Borrowers shall have delivered to the Administrative Agent an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such documentation relating to the Loan Documents, if any, comply with this Agreement;

(ii) the transaction does not violate Section 6.05;

provided, that the US Borrower shall promptly notify the Administrative Agent of any such transaction and shall take all required actions either prior to or upon the later to occur of 30 days following such transaction (or the earlier of the date of the required delivery of the next Pricing

Certificate and the date which is 45 days after the end of the most recently ended fiscal quarter (or such longer period as to which the Administrative Agent may consent) in order to preserve and protect the Liens on the Collateral securing the Secured Obligations.

In the case of clause (i)(A) above, the Successor Person will succeed to, and be substituted for, such Restricted Guarantor under the Loan Documents. Notwithstanding the foregoing, any Restricted Guarantor may merge into or transfer all or part of its properties and assets to another Restricted Guarantor or either Borrower.

SECTION 6.05. Asset Sales. Cause, make or suffer to exist an Asset Sale, unless:

(a) the US Borrower or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value (as determined in good faith by the US Borrower) of the assets sold or otherwise disposed of; and

(b) except in the case of a Permitted Asset Swap, at least 75% of the consideration therefor received by the US Borrower or such Restricted Subsidiary, as the case may be, is in the form of cash or Cash Equivalents; provided that the amount of:

(i) any liabilities (as shown on the US Borrower’s or such Restricted Subsidiary’s most recent balance sheet or in the footnotes thereto) of the US Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the Obligations or that are owed to the US Borrower or a Restricted Subsidiary, that are assumed by the transferee of any such assets and for which the US Borrower and all of its Restricted Subsidiaries have been validly released by all creditors in writing,

(ii) any securities received by the US Borrower or such Restricted Subsidiary from such transferee that are converted by the US Borrower or such Restricted Subsidiary into cash (to the extent of the cash received) within 180 days following the closing of such Asset Sale, and

(iii) any Designated Non-Cash Consideration received by the US Borrower or such Restricted Subsidiary in such Asset Sale having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (iii) that is at that time outstanding, not to exceed the greater of $300,000,000 and 2.0% of Total Assets at the time of the receipt of such Designated Non-Cash Consideration, with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed to be cash for purposes of this provision and for no other purpose.

To the extent any Collateral is disposed of as expressly permitted by this Section 6.05 to any Person other than a Loan Party, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, and the Administrative Agent or the Collateral Agent, as applicable, shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

SECTION 6.06. Transactions with Affiliates. Except for transactions by or among Loan Parties (or by and among the US Borrower and its Restricted Subsidiaries), sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, in each case, involving aggregate payments or consideration in excess of $25,000,000 unless:

(a) such transaction is on terms that are not materially less favorable to the US Borrower or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the US Borrower or such Restricted Subsidiary with an unrelated Person on an arm’s-length basis; and

(b) the US Borrower delivers to the Administrative Agent with respect to any such transaction or series of related transactions involving aggregate payments or consideration in excess of $75,000,000, a resolution adopted by the majority of the board of directors of the US Borrower approving such transaction and set forth in an Officer’s Certificate certifying that such transaction complies with clause (a) above.

(c) The foregoing provisions will not apply to the following:

(i) the US Borrower or any Restricted Subsidiary may engage in any of the foregoing transactions at prices and on terms and conditions not less favorable to the US Borrower or such Restricted Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties;

(ii) the US Borrower and its Restricted Subsidiaries may pay fees, expenses and make indemnification payments directly or indirectly to the Sponsors pursuant to and in accordance with the Sponsor Management Agreement (as in effect on the Closing Date);

(iii) the Transactions and the payment of the Transaction Expenses;

(iv) issuances by the US Borrower and its Restricted Subsidiaries of Equity Interests not prohibited under this Agreement;

(v) reasonable and customary fees payable to any directors of the US Borrower and its Restricted Subsidiaries (or any direct or indirect parent of the US Borrower) and reimbursement of reasonable out-of-pocket costs of the directors of the US Borrower and its subsidiaries (or any direct or indirect parent of the US Borrower) in the ordinary course of business, in the case of any direct or indirect parent to the extent attributable to the operations of the US Borrower and its Restricted Subsidiaries);

(vi) expense reimbursement and employment, severance and compensation arrangements entered into by the US Borrower and its Restricted Subsidiaries with their officers, employees and consultants in the ordinary course of business;

(vii) payments by the US Borrower and its Restricted Subsidiaries to each other pursuant to tax sharing agreements or arrangements among Parent and its subsidiaries on customary terms;

(viii) the payment of reasonable and customary indemnities to directors, officers and employees of the US Borrower and its Restricted Subsidiaries (or any direct or indirect parent of the US Borrower) in the ordinary course of business, in the case of any direct or indirect parent to the extent attributable to the operations of the US Borrower and its Restricted Subsidiaries;

(ix) transactions pursuant to permitted agreements in existence on the Closing Date (other than the Sponsor Management Agreement) and any amendment thereto to the extent such an amendment is not adverse to the interests of the Lenders in any material respect;

(x) Restricted Payments permitted under Section 6.03;

(xi) payments by the US Borrower and its Restricted Subsidiaries to the Sponsors made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities, including in connection with acquisitions or divestitures, which payments are approved by a majority of the board of directors of the US Borrower, in good faith;

(xii) loans and other transactions among the US Borrower and its subsidiaries (and any direct and indirect parent company of the US Borrower) to the extent permitted under this Article VI; provided that any Indebtedness of any Loan Party owed to a Restricted Subsidiary that is not a Loan Party shall be subject to subordination provisions no less favorable to the Lenders than the subordination provisions set forth in the Intercompany Subordination Agreement;

(xiii) the existence of, or the performance by the US Borrower or any of its Restricted Subsidiaries of its obligations under the terms of, any stockholders agreement, principal investors agreement (including any registration rights agreement or purchase agreement related thereto) to which it is a party as of the Closing Date and any similar agreements which it may enter into thereafter; provided, however, that the existence of, or the performance by the US Borrower or any of its Restricted Subsidiaries of obligations under any future amendment to any such existing agreement or under any similar agreement entered into after the Closing Date shall only be permitted by this clause (m) to the extent that the terms of any such amendment or new agreement are not otherwise disadvantageous to the Lenders when taken as a whole;

(xiv) transactions with customers, clients, suppliers, or purchasers or sellers of goods or services, in each case in the ordinary course of business which are fair to the US Borrower and its Restricted Subsidiaries, in the reasonable determination of the board of directors of the US Borrower or the senior management thereof, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party;

(xv) sales of accounts receivable, or participations therein, in connection with any Receivables Facility;

(xvi) payments or loans (or cancellation of loans) to employees or consultants of the US Borrower, any of its direct or indirect parent companies or any of its Restricted Subsidiaries which are approved by a majority of the board of directors of the US Borrower in good faith; and

(xvii) Investments by the Sponsors in debt securities of the US Borrower or any of its Restricted Subsidiaries so long as (i) the investment is being offered generally to other investors on the same or more favorable terms and (ii) the investment constitutes less than 5.0% of the proposed or outstanding issue amount of such class of securities.

SECTION 6.07. Restrictive Agreements. Enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon:

(a) the ability of the US Borrower or any Restricted Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets to secure the Obligations;

(b) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the US Borrower or any other Restricted Subsidiary or to guarantee Indebtedness of the US Borrower or any other Restricted Subsidiary; or

(c) the ability of any Restricted Subsidiary to sell, lease or transfer any of its properties or assets to the US Borrower or any of its Restricted Subsidiaries;

provided, that the foregoing shall not apply to:

(i) restrictions and conditions imposed by law, by any Loan Document or which (x) exist on the date hereof and (y) to the extent contractual obligations permitted by clause (x) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted renewal, extension or refinancing of such Indebtedness so long as such renewal, extension or refinancing does not expand the scope of such contractual obligation;

(ii) customary restrictions and conditions contained in agreements relating to any sale of assets pending such sale, provided such restrictions and conditions apply only to the Person or property that is to be sold;

(iii) restrictions and conditions (x) on any Foreign Subsidiary by the terms of any Indebtedness of such Foreign Subsidiary permitted to be incurred hereunder or (y) by the terms of the documentation governing any Receivables Facility that in the good faith determination of the US Borrower are necessary or advisable to effect such Receivables Facility;

(iv) restrictions or conditions imposed by any agreement relating to Secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the Person obligated under such Indebtedness and its subsidiaries or the property or assets intended to secure such Indebtedness;

(v) contractual obligations binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary, so long as such contractual obligations were not entered into solely in contemplation of such Person becoming a Restricted Subsidiary;

(vi) restrictions and conditions imposed by the terms of the documentation governing any Indebtedness, Disqualified Stock or Preferred Stock of a Restricted Subsidiary of the US Borrower that is not a Loan Party, which Indebtedness, Disqualified Stock or Preferred Stock is permitted by Section 6.01;

(vii) customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 6.03 and applicable solely to such joint venture entered into in the ordinary course of business;

(viii) negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 6.01 but only if such negative pledge or restriction expressly permits Liens for the benefit of the Administrative Agent and/or the Collateral Agent and the Lenders with respect to the credit facilities established hereunder and the Obligations under the Loan Documents on a senior basis and without a requirement that such holders of such Indebtedness be secured by such Liens equally and ratably or on a junior basis;

(ix) restrictions on cash, other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

(x) Secured Indebtedness otherwise permitted to be incurred under Sections 6.01 and 6.02 that limit the right of the obligor to dispose of the assets securing such Indebtedness;

(xi) any encumbrances or restrictions of the type referred to in clauses (a) and (b) above imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (i) through (x) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the US Borrower, no more restrictive with respect to such encumbrance and other restrictions taken as a whole than those prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing; and

(d) clause (a) of the foregoing shall not apply to customary provisions in leases, subleases, licenses, sublicenses and other contracts restricting the assignment thereof, in each case entered into in the ordinary course of business.

SECTION 6.08. Business of the US Borrower and its Restricted Subsidiaries. Engage in any material line of business substantially different from (a) those lines of business conducted by the US Borrower or any Restricted Subsidiary on the date hereof or (b) any line of business similar, reasonably related, incidental or ancillary thereto.

SECTION 6.09. Modification of Junior Financing Documentation. Directly or indirectly, amend, modify or change (a) the subordination provisions of any Junior Financing Documentation (and the component definitions used therein) or (b) any other term or condition of the New Senior Notes Documentation, Permitted Senior Notes Documentation or any Junior Financing Documentation, in the case of this clause (y), in any manner materially adverse to the interests of the Lenders and, in each case, without the consent of the Administrative Agent (which consent shall not be unreasonably withheld).

SECTION 6.10. Financial Covenant. As long as any Revolving Loans, Swingline Loans or any Letter of Credit is outstanding, commencing with the fiscal quarter ending on or around June 30, 2008, permit the Consolidated First-Lien Leverage Ratio as at the last day of any fiscal quarter set forth below to be greater than the ratio set forth below opposite such date below:

Fiscal Quarters Ended:	Ratio
June 30, 2008 and September 30, 2008	13.25

Thereafter and on or before September 30, 2009	11.75

Thereafter and on or before September 30, 2010	10.75

Thereafter and on or before September 30, 2011	9.25

Thereafter and on or before September 30, 2012	8.50

Thereafter and on or before September 30, 2013	7.50

Thereafter	6.75

unless for the purpose of this Section 6.10, on the last day of the applicable fiscal quarter (or, if applicable, on the expiration of the last day of the period set forth in Section 7.02 as to which the Cure Right may be exercised, to the extent a Notice of Intent to Cure has been delivered in respect of such fiscal quarter) there are no Revolving Loans or Swingline Loans outstanding and all outstanding Letters of Credit have expired, been terminated or been cash collateralized on terms and conditions reasonably satisfactory to the relevant Issuing Bank in an amount equal to 101% of the aggregate amount available to be drawn under such Letters of Credit.

SECTION 6.11. Accounting Changes. Make any change in its fiscal year; provided, however, that the US Borrower may, upon written notice to the Administrative Agent, change its fiscal year to any other fiscal year reasonably acceptable to the Administrative Agent, in which case, the US Borrower and the Administrative Agent will, and are hereby authorized by Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year.

ARTICLE VII

Events of Default

SECTION 7.01. Events of Default. In case of the happening of any of the following events (“Events of Default”):

(a) any representation or warranty made or deemed made in any Loan Document or any representation, warranty, statement or information contained in any document required to be furnished pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

(b) default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for mandatory prepayment thereof or by acceleration thereof or otherwise;

(c) default shall be made in the payment of any reimbursement with respect to any L/C Disbursement, interest on any Loan or L/C Disbursement or any Fee or other amount (other than an amount referred to in clause (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of 5 Business Days;

(d) default shall be made in the due observance or performance by the Borrowers or any Restricted Subsidiary of any covenant, condition or agreement contained in Section 5.01(a) (with respect to either Borrower), 5.05(a) or in Article VI; provided that any Event of Default under Section 6.10 shall not constitute an Event of Default with respect to any Term Loan or any Second-Lien Loan until the earlier of (x) the date that is 30 days after the date such Event of Default arises and (y) the date on which the Administrative Agent terminates the Revolving Credit Commitments and declares the outstanding Revolving Loans and Swingline Loans to be forthwith due and payable in accordance with this Article VII (but, if any New Senior Notes constituting Material Indebtedness are then outstanding, only to the extent that any such action permits the holders of the New Senior Notes to accelerate such Indebtedness pursuant to the New Senior Notes Documentation);

(e) default shall be made in the due observance or performance by any Loan Party or its Restricted Subsidiaries of any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after written notice thereof from the Administrative Agent to the US Borrower;

(f) (i) the Borrowers or any Restricted Subsidiary shall fail to pay any principal or interest, regardless of amount, due in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to an applicable grace period), which failure enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or that is a failure to pay such Material Indebtedness at its maturity or (ii) any other event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that clause (ii) shall not apply to secured Material Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Material Indebtedness if such sale or transfer is otherwise permitted hereunder;

(g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of either Borrower or any Restricted Subsidiary (other than an Immaterial Subsidiary), or of a substantial part of the property or assets of either Borrower or a Restricted Subsidiary (other than an Immaterial Subsidiary), under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for either Borrower or any Restricted Subsidiary (other than an Immaterial Subsidiary) or for a substantial part of the property or assets of either Borrower or a Restricted Subsidiary (other than an Immaterial Subsidiary) or (iii) the winding-up or liquidation of either Borrower or any Restricted Subsidiary (other than an Immaterial Subsidiary); and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(h) either Borrower or any Restricted Subsidiary (other than an Immaterial Subsidiary) shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of any proceeding or the filing of any petition described in clause (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for either Borrower or any Restricted Subsidiary (other than an Immaterial Subsidiary) or for a substantial part of the property or assets of either Borrower or any Restricted Subsidiary (other than an Immaterial Subsidiary), (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) become unable, admit in writing its general inability or fail generally to pay its debts as they become due;

(i) one or more judgments for the payment of money in an aggregate amount exceeding $100,000,000 (to the extent not covered by insurance as to which an insurance company has not denied coverage) shall be rendered against either Borrower and/or any Restricted Subsidiary and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed;

(j)(i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect or (ii) a Pension Event occurs with respect to a Foreign Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

(k) any material provision of any Loan Document, at any time after its execution and delivery, shall for any reason cease to be in full force and effect (other than in accordance with its terms or in accordance with the terms of the other Loan Documents), or any Loan Party contests in writing the validity or enforceability of any material provision of any Loan

Document; or any Loan Party denies in writing that it has any or further liability thereunder (other than as a result of the discharge of such Loan Party in accordance with the terms of the Loan Documents);

(l) other than with respect to de minimis items of Collateral not exceeding $10,000,000 in the aggregate, any Lien purported to be created by any Security Document shall cease to be, or shall be asserted in writing by any Loan Party not to be, a valid, perfected Lien having the priority contemplated thereby or by the Intercreditor Agreement (except as otherwise expressly provided in this Agreement or such Security Document) Lien on the securities, assets or properties purported to be covered thereby, except to the extent that any lack of validity, perfection or priority results from any act or omission of any Collateral Agent, the Administrative Agent, or any Lender (so long as such act or omission does not result from the breach or non-compliance by a Loan Party with the Loan Documents);

(m) there shall have occurred a Change of Control; or

(n) the principal broadcasting licenses of any station, or any other material authorizations, licenses or permits issued by the FCC, shall be revoked or cancelled or expire by the terms thereof and not be renewed, or shall be modified, in each case in a manner which would have a Material Adverse Effect;

then, and in every such event (other than an event with respect to the Borrowers described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders (or, in the case of an Event of Default arising as a result of a breach of Section 6.10, the Required Revolving Lenders, but solely with respect to the Revolving Credit Facility) shall, by notice to the Borrowers, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to the Borrowers described in paragraph (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding.

SECTION 7.02. Right to Cure. Notwithstanding anything to the contrary contained in this Article VII, in the event that the US Borrower fails to comply with the requirements of Section 6.10 as of the end of any relevant fiscal quarter, the Borrower shall have the right (the “Cure Right”) (at any time during such fiscal quarter or thereafter until the date that is 20 days after the date the Pricing Certificate is required to be delivered pursuant to Section 5.04(c)) to issue Equity Interests (other than Disqualified Stock) for cash or otherwise receive cash contributions to its common equity (the “Cure Amount”), and thereupon the US Borrower’s compliance with Section 6.10 shall be recalculated giving effect to the following pro forma adjustments: (i) EBITDA shall be increased, solely for the purposes of determining compliance with Section 6.10, including determining compliance with Section 6.10 as of the end of such fiscal quarter and applicable subsequent periods that include such fiscal quarter by an amount equal to the Cure Amount and (ii) if, after giving effect to the foregoing recalculations (but not, for the avoidance of doubt, taking into account any repayment of Indebtedness in connection therewith), the requirements of Section 6.10 shall be satisfied, then the requirements of Section 6.10 shall be deemed satisfied as of the end of the relevant fiscal quarter with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of Section 6.10 that had occurred shall be deemed cured for the purposes of this Agreement. Notwithstanding anything herein to the contrary, (x) in each four fiscal quarter period there shall be a period of at least one fiscal quarter in which the Cure Right is not exercised, (y) the Cure Amount shall be no greater than the amount required for purposes of complying with Section 6.10 and (z) upon the Administrative Agent’s receipt of a notice from the US Borrower that it intends to exercise the Cure Right (a “Notice of Intent to Cure”), until the 20th day following date of delivery of the Pricing Certificate under Section 5.04(c) to which such Notice of Intent to Cure relates, none of the Administrative Agent nor any Lender shall exercise the right to accelerate the Loans or terminate the Commitments and none of the Administrative Agent, the Collateral Agents nor any other Lender or Secured Party shall exercise any right to foreclose on or take possession of the Collateral solely on the basis of an Event of Default having occurred and being continuing under Section 6.10.

ARTICLE VIII

The Administrative Agent and the Collateral Agent

Each of the First-Lien Lenders and each Issuing Bank hereby irrevocably appoints the Administrative Agent and the First-Lien Collateral Agent (the Administrative Agent and the First-Lien Collateral Agent are referred to collectively as the “First-Lien Agents”) its agent and authorizes the First-Lien Agents to take such actions on its behalf and to exercise such powers as are delegated to such First-Lien Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, the First-Lien Agents are hereby expressly authorized to execute any and all documents (including releases) with respect to the Collateral and the rights of the First-Lien Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents.

The Second-Lien Lenders hereby irrevocably appoint the Administrative Agent and the Second-Lien Collateral Agent (the Administrative Agent and the Second-Lien Collateral Agent are referred to collectively as the “Second-Lien Agents;” and together with the First-Lien Agents, the “Agents”) its agent and authorizes the Second-Lien Agents to take such actions on its behalf and to exercise such powers as are delegated to such Second-Lien Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, the Second-Lien Agents are hereby expressly authorized to execute any and all documents (including releases) with respect to the Collateral and the rights of the Second-Lien Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents.

The bank serving as the Administrative Agent and/or the Collateral Agents hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrowers or any subsidiary or other Affiliate thereof as if it were not an Agent hereunder.

Neither Agent shall have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) neither Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing, (b) neither Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent is instructed in writing to exercise by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08), (c) each Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the relevant Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the relevant Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action and (d) except as expressly set forth in the Loan Documents, neither Agent shall have any duty to disclose, nor shall it be liable for the failure to disclose, any information relating to Holdings, the Borrowers or any of the subsidiaries thereof that is communicated to or obtained by the bank serving as Administrative Agent and/or Collateral Agent or any of its Affiliates in any capacity. Neither Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08) or in the absence of its own gross negligence, bad faith or willful misconduct or material breach of the Loan Documents (as determined by a court of competent jurisdiction in a final and non-appealable judgment). Neither Agent shall be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof is given to such Agent by the US Borrower or a Lender, and neither Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the perfection or priority of any Lien or security interest created or purported to be created under the Collateral Documents or (vi) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.

Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Each Agent may also rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for the Borrowers or any Affiliate thereof), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in good faith and in accordance with the advice of any such counsel, accountants or experts.

For purposes of determining compliance with the conditions specified in Section 4.02, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

Subject to the appointment and acceptance of a successor First-Lien Agent as provided below, any First-Lien Agent may resign at any time by notifying in writing the relevant Lenders, each Issuing Bank (if applicable) and the US Borrower. Upon receipt of any such notice of resignation of the Administrative Agent or the First-Lien Collateral Agent, the Required First-Lien Lenders shall have the right, with the consent of the US Borrower (such consent not to be unreasonably withheld, and provided that no such consent of the US Borrower shall be required if an Event of Default has occurred and is continuing under paragraphs (g)(i) or (h) of Article VII), to appoint a successor (other than a Disqualified Institution) which shall be a commercial banking institution organized under the laws of the United States or any State or a United States branch or agency of a commercial banking institution, in each case having a combined capital and surplus of at least $500,000,000.

Subject to the appointment and acceptance of a successor Second-Lien Agent as provided below, either Second-Lien Agent may resign at any time by notifying in writing the Second-Lien Lenders and the US Borrower. Upon receipt of any such notice of resignation of the Administrative Agent or the Second-Lien Collateral Agent, the Required Second-Lien Lenders shall have the right, with the consent of the US Borrower (such consent not to be unreasonably withheld, and provided that no such consent of the US Borrower shall be required if an Event of Default has occurred and is continuing under paragraphs (g)(i) or (h) of Article VII), to appoint a successor (other than a Disqualified Institution) which shall be a commercial banking institution organized under the laws of the United States or any States or a United States branch or agency of a commercial banking institution, in each case having a combined capital and surplus of at least $500,000,000.

If no successor agent is appointed prior to the effective date of resignation of the relevant Agent specified by such Agent in its notice, the resigning Agent may appoint, after consulting with the relevant Lenders and the US Borrower, a successor agent from among the relevant Lenders. If no successor agent has accepted appointment as the successor agent by the date which is 30 days following the retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective and the relevant Lenders shall perform all of the duties of such Agent hereunder until such time, if any, as the Required First-Lien Lenders or Required Second-Lien Lenders, as applicable, appoint a successor agent as provided for above. Upon the acceptance of any appointment as an Agent hereunder by a successor and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Security Documents, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to (a) continue the perfection of the Liens granted or purported to be granted by the Security Documents or (b) otherwise ensure that the obligations under Section 5.09 are satisfied, the successor Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. The fees payable by the US Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the US Borrower and such successor. After an Agent’s resignation hereunder, the provisions of this Article and Section 9.05 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while acting as Agent.

None of Lenders or other Persons identified on the cover page or signature pages of this Agreement as a “syndication agent,” “documentation agent,” “bookrunner” or “arranger” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender.

Each Lender acknowledges that it has, independently and without reliance upon the Agents, the Arrangers or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents, the Arrangers or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

To the extent required by any applicable law, the Administrative Agent may withhold from any interest payment to any Lender an amount equivalent to any applicable withholding tax. If the Internal Revenue Service or any other Governmental Authority asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify the Administrative Agent of a change in circumstance which rendered the exemption from, or reduction of, withholding tax ineffective or for any other reason, such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including any penalties or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent and each Collateral Agent (irrespective of whether the Obligations shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether such Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise;

(a) to file and prove a claim for the whole amount of the First-Lien Obligations or Second-Lien Obligations, as applicable and to file such other documents as may be necessary or advisable in order to have the claims of the First-Lien Lenders and each First-Lien Agent or the Second-Lien Lenders and each Second-Lien Agent, as applicable (including any claim for the reasonable compensation, expenses, disbursements and advances of such Lenders and each such Agent and their respective agents and counsel and all other amounts due such Lenders and the Administrative Agent under Section 2.05 and 9.05) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to such Agent and, in the event such Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due the Administrative Agent under Sections 2.05 and 9.05.

Nothing contained herein shall be deemed to authorize any Agent to authorize or consent to or accept or adopt on behalf of any relevant Lender any plan or reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any relevant Lender to authorize such Agent to vote in respect of the claim of any such Lender in any such proceeding.

Each Issuing Bank shall act on behalf of the First-Lien Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each Issuing Bank shall have all of the benefits and immunities (i) provided to the Agents in this Article VIII with respect to any acts taken or omissions suffered by such Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Agent” as used in this Article VIII included such Issuing Bank with respect to such acts or omissions and (ii) as additionally provided herein with respect to such Issuing Bank.

ARTICLE IX

Miscellaneous

SECTION 9.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

(a) if to the Borrowers, to them at:

500 Frank W. Burr Boulevard, 6th Floor, Teaneck, NJ 07666; Attention of: Chief Financial Officer (Fax No. (201) 287-9577),

and

5999 Center Drive, Los Angeles, California 90045; Attention: General Counsel (Fax No. (310) 348-3678);

with a copy to (which shall not constitute notice):

Angela Fontana, Esq., Weil, Gotshal & Manges LLP, 200 Crescent Court, Suite 300, Dallas, TX 75201 (Fax No. (214) 746-7777);

Mr. Michael Cole, Madison Dearborn Partners LLC, 3 First National Plaza, Suite 3800, Chicago, Illinois (Fax No. (312) 895-1281);

Mr. Al Dobron, Providence Equity Partners, 50 Kennedy Plaza, 18th Floor, Providence, Rhode Island 02903 (Fax No. (401) 751-9340);

Ms. Niveen Tadros, Saban Capital Group, 10100 Santa Monica Boulevard, Suite 2600, Los Angeles, California 90067 (Fax No. (310) 557-5144);

Mr. David Trujillo, Texas Pacific Group, 345 California Street, 33rd Floor, San Francisco, California 94104 (Fax No. (415) 438-1459); and

Mr. Jim Carlisle, Thomas H. Lee Partners, 100 Federal Street, 35th Floor, Boston, Massachusetts 02110 (Fax No. (617) 227-3514);

(b) if to DBNY as an Agent, or as Issuing Bank or Swingline Lender, to DBNY, 60 Wall Street, (MS NYC60-0208), New York, NY 10005, Attention of: Susan LeFevre (Fax No. (212) 797-5690); and

(c) if to a Lender, to it at its address (or fax number) set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date 3 Business Days after dispatch by certified or registered mail if mailed, in each case, delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01. As agreed to among the US Borrower, the Administrative Agent and the applicable Lenders from time to time in writing, notices and other communications may also be delivered or furnished by e-mail; provided that the foregoing shall not apply to notices pursuant to Article II or to Pricing Certificates unless otherwise agreed by the Administrative Agent; provided, further, that approval of such procedures may be limited to particular notices or communications. All such notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient.

SECTION 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrowers herein or any other Loan Document, shall be considered to have been relied upon by the Agents, the Lenders and the Issuing Banks and shall survive the making by the Lenders of the Loans and the issuance of Letters of Credit by each Issuing Bank, regardless of any investigation made by the Agents, the Lenders or such Issuing Bank or on their behalf, and notwithstanding that any Agent, any Lender or any Issuing Bank may have had notice or actual knowledge of any Default at the time of any Credit Event shall continue in full force and effect until the Termination Date. The provisions of Sections 2.14, 2.16, 2.20 and 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, each Collateral Agent, any Lender or any Issuing Bank.

SECTION 9.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrowers and the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto.

SECTION 9.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrowers, the Administrative Agent, the Collateral Agents, any Issuing Bank or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

(b) Each Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided, however, that (i) each of the Administrative Agent and the US Borrower must give its prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed); provided that no such consent shall be required to any such assignment made to a Lender or an Affiliate or Related Fund of a Lender (in each case, other than to Disqualified Institutions) (each, an “Eligible Assignee”) and the consent of the US Borrower shall not be required during the continuance of any Event of Default arising under clause (b), (c), (g)(i) or (h) of Article VII, (ii) in the case of any assignment of a Revolving Credit Commitment, each Issuing Bank (to the extent its L/C Exposure equals or exceeds $5,000,000) must give its prior written consent (which consent shall not be unreasonably withheld or delayed), (iii) (A) in the case of any assignment, other than assignments to any Eligible Assignee, the amount of the Revolving Credit Commitment of the assigning Lender (or, in the case of an assignment of Loans after the Revolving Credit Commitment has expired or been terminated, the aggregate principal amount of the loans of the assigning Lenders) subject to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (or, if less, the entire remaining amount of such Lender’s Revolving Credit Commitment (or Loans) and shall be in an amount that is an integral multiple of $1,000,000 (or the entire remaining amount of such Lender’s Revolving Credit Commitment (or Loans) of the applicable Class) and the amount of the Term Loan Commitment or Term Loans or Second-Lien Commitment or Second-Lien Loans, as applicable, of the assigning Lender subject to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 (or if less, the entire remaining amount of such Lender’s Term Loan Commitment or Term Loans) and shall be in an amount that is an integral multiple of $1,000,000 (or the entire remaining amount of such Lender’s Term Loan Commitment or Term Loans or Second-Lien Commitment or Second-Lien Loans, as applicable of the applicable Class), provided, however, that simultaneous assignments to two or more Related Funds shall be combined for purposes of determining whether the minimum assignment requirement is met, and (B) in the case of any assignment to any Eligible Assignee, after giving effect to such assignment, the aggregate Revolving Credit Commitments (or Loans), Term Loan Commitments or Term Loans or Second-Lien Commitment or Second-Lien Loans, as applicable, of the assigning Lender and its Affiliates and Related Funds shall be zero or not less than $1,000,000 and the aggregate Revolving Credit Commitments (or Loans) or Term Loan Commitments or Term Loans or Second-Lien Commitment or Second-Lien Loans, as applicable, of the assignee Lenders and their Affiliates and Related Funds shall be not less than $1,000,000, (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance (such Assignment and Acceptance to be (A) electronically executed and delivered to the Administrative Agent via an electronic settlement system then acceptable to the Administrative Agent (or, if previously agreed with the Administrative Agent, manually), and (B) delivered together with a processing and recordation fee of $3,500, unless waived or reduced by the Administrative Agent in its sole discretion; provided that only one such fee shall be payable in connection with simultaneous assignments by or to two or more Related Funds) and (v) the assignee, if it shall not be a Lender immediately prior to the assignment, shall deliver to the Administrative Agent an Administrative Questionnaire and the tax forms required under Section 2.20(e), (f) or (g), as applicable. Upon acceptance and recording pursuant to paragraph (e) of this Section 9.04, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 9.05 with respect to facts and circumstances occurring prior to the effective date of such assignment, as well as to any Fees accrued for its account and not yet paid). Any assignment or transfer that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (f) of this Section 9.04.

(c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Second-Lien Commitment, Term Loan Commitment and Revolving Credit Commitment, and the outstanding balances of its Second-Lien Loans, Term Loans and Revolving Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of Holdings, the Borrowers or any subsidiary or the performance or observance by Holdings, the Borrowers or any subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance, (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 3.05(a) or delivered pursuant to Section 5.04, the Intercreditor Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (v) such assignee will independently and without reliance upon the Administrative Agent, the Collateral Agents, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (vi) such assignee agrees to be bound by the Intercreditor Agreement, (vii) such assignee appoints and authorizes the Administrative Agent and the relevant Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto and (viii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(d) The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and any changes thereto, whether by assignment or otherwise, and the Commitment of, and principal amount of the Loans (and related interest amount and fees with respect to such Loan) owing and paid to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive and the Borrowers, the Administrative Agent, each Issuing Bank, each Collateral Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers at any reasonable time and from time to time upon reasonable prior notice.

(e) Upon its receipt of, and consent to, a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above, if applicable, and the written consent of the Administrative Agent, the Borrowers and the Issuing Banks to such assignment (in each case to the extent required pursuant to paragraph (b) above) and any applicable tax forms required by Section 2.20(e), (f) or (g), as applicable, the Administrative Agent shall (i) accept such Assignment and Acceptance and (ii) promptly record the information contained therein in the Register. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (e).

(f) Each Lender may without the consent of the Borrowers, the Swingline Lender, any Issuing Bank or the Administrative Agent sell participations to one or more banks or other Persons (other than to Disqualified Institutions) in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it and its participations in the L/C Exposure and/or Swingline Loans); provided, however, that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other Persons shall be entitled to the benefit of the cost protection provisions contained in Sections 2.14, 2.16 and 2.20 to the same extent as if they were Lenders (but, with respect to any particular participant, to no greater extent than the Lender that sold the participation to such participant and in the case of Section 2.20, only if such participant shall have provided any form of information that it would have been required to provide under such Section if it were a Lender), (iv) to the extent permitted by applicable law, each participant also shall be entitled to the benefits of Section 9.06 as though it were a Lender, so long as such participant agrees to be subject to Section 2.18 as though it were a Lender and (v) the Borrowers, the Administrative Agent, each Issuing Bank, the Swingline Lender and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrowers relating to the Loans or L/C Disbursements and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers described in clauses (i), (ii) and (iii) of Section 9.08(b) as it pertains to the Loans or Commitments in which such participant has an interest). Each Lender selling a participation to a participant (i) shall keep a register, meeting the requirements of Treasury Regulation Section 5f.103-1(c), of each such participation, specifying such participant’s entitlement to payments of principal and interest with respect to such participation, and (ii) shall provide the Administrative Agent and the Borrowers with the applicable forms, certificates and statements described in Section 2.20(e) or (f) hereof, as applicable, as if such participant was a Lender hereunder.

(g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or participant or proposed assignee or participant any non-public information relating to the Borrowers furnished to such Lender by or on behalf of the Borrowers; provided that prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of such non-public information on terms no less restrictive than those applicable to the Lenders pursuant to Section 9.16.

(h) Any Lender may, without the consent of the Borrowers or the Administrative Agent, at any time assign all or any portion of its rights under this Agreement to secure extensions of credit to such Lender or in support of obligations owed by such Lender; provided that no such assignment shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

(i) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrowers, the option to provide to the Borrowers all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrowers pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that (x) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrowers hereunder, (y) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender) and (z) the Granting Lender shall for all purposes remain the Lender of record hereunder. In addition, notwithstanding anything to the contrary contained in this Section 9.04, any SPC may (A) with notice to, but without the prior written consent of, the US Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender and (B) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC.

(j) Neither the US Borrower nor the Subsidiary Borrower (unless the US Borrower has assumed in writing all Obligations of the Subsidiary Borrower hereunder) shall assign or delegate any of its rights or duties hereunder (other than in a transaction permitted by Section 6.04) without the prior written consent of the Administrative Agent, each Issuing Bank and each Lender, and any attempted assignment without such consent shall be null and void.

SECTION 9.05. Expenses; Indemnity. (a) Each Borrower agrees, jointly and severally, to pay (i) all reasonable out-of-pocket expenses (but limited, as to legal fees and expenses, to those of White & Case LLP, counsel for the Agents and the Arrangers taken as a whole, and, if necessary, of one local counsel and one regulatory counsel in any relevant jurisdiction) incurred by the Arrangers and the Agents, in connection with the syndication of the Credit Facilities and the preparation and administration of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated) and (ii) all reasonable out-of-pocket expenses (but limited, as to legal fees and expenses, to one counsel for all such Persons taken as a whole, and, if necessary, of one local counsel and one regulatory counsel to all such Persons taken as a whole in any relevant jurisdiction) incurred by the Agents, any Issuing Bank, the Swingline Lender or any Lender in connection with the enforcement or protection of its rights or remedies in connection with this Agreement and the other Loan Documents or in connection with the Loans made or Letters of Credit issued hereunder.

(b) Each Borrower agrees, jointly and severally, to indemnify each Arranger, the Administrative Agent, the Collateral Agent, each Lender, each Issuing Bank, the Swingline Lender and each Related Party of any of the foregoing Persons and their successors and assigns (each such Person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all costs, expenses (including reasonable fees, out-of-pocket disbursements and other charges of one primary counsel, one regulatory counsel and one local counsel to the Indemnitees taken as a whole in each relevant jurisdiction; provided that if (i) one or more Indemnitees shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to one or more other Indemnitees or (ii) the representation of the Indemnitees (or any portion thereof) by the same counsel would be inappropriate due to actual or potential differing interests between them, then such expenses shall include the reasonable fees, out-of-pocket disbursements and other charges of one separate counsel to such Indemnitees, taken as a whole, in each relevant jurisdiction), and liabilities of such Indemnitee arising out of or in connection with (w) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby (including the syndication of the Credit Facilities), (x) the use of the proceeds of the Loans or issuance of Letters of Credit, (y) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by the Borrowers, any other Loan Party or any of their respective Affiliates), or (z) any actual or alleged presence or Release of Hazardous Materials on any property currently or formerly owned or operated by Holdings, the Borrowers or any of the subsidiaries, or any liability under Environmental Laws related in any way to Holdings, the Borrowers or the subsidiaries; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such costs, expenses or liabilities (x) resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee (or its Related Parties) or material breach of its (or its Related Parties’) obligations hereunder, (y) relate to the presence or Release of Hazardous Materials that first occur at any property owned by Holdings or the Borrowers after such property is transferred to any Indemnitee or its successors or assigns by foreclosure, deed-in-lieu of foreclosure or similar transfer or (z) resulted from any dispute solely among Indemnitees and not involving the Borrowers, the Sponsors or their respective Affiliates. Notwithstanding the foregoing, this Section 9.05 shall not apply to Tax matters, which shall be governed exclusively by Section 2.20.

(c) To the extent that any Borrower fails to pay any amount required to be paid by it to (i) the Arrangers, the Administrative Agent or any other Indemnitee related thereto under paragraph (a) or (b) of this Section (and without limiting its obligation to do so), each Lender severally agrees to pay to the Arrangers, such Indemnitee and the Administrative Agent, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, (ii) the First-Lien Collateral Agent, the Issuing Banks, the Swingline Lender or any other Indemnitee related thereto under paragraph (a) or (b) of this Section 9.05, each First-Lien Lender (other than, in the case of the Issuing Banks and the Swingline Lender, any Term Lender) severally agrees to pay to the First-Lien Collateral Agent, such Issuing Bank, the Swingline Lender or any other Indemnitee related thereto, as the case may be, such First-Lien Lender’s pro rata share (determined as if the time that the applicable unreimbursed expense or indemnity is sought) of such unpaid amount and (iii) the Second-Lien Collateral Agent or any other Indemnitee related thereto under paragraphs (a) or (b) of this Section 9.05, each Second-Lien Lender severally agrees to pay the Second-Lien Collateral Agent or any other Indemnitee related thereto such Second-Lien Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Arrangers, the Agents, the Issuing Banks, the Swingline Lender or such Indemnitee in its capacity as such. For purposes hereof, a Lender’s “pro rata share” (x) in the case of clause (i) above, shall be determined based upon its share of the sum of the Aggregate Revolving Credit Exposure, outstanding Term Loans and Second-Lien Loans and unused Commitments at the time, (y) in the case of clause (ii) above, shall be determined based on its share of the sum of the Aggregate Revolving Credit Exposure, outstanding Term Loans and unused Revolving Credit Commitments and Term Loan Commitments at the time and (z) in the case of clause (iii) above, shall be determined based upon its share of the outstanding Second-Lien Loans and unused Second-Lien Commitments at the time.

(d) To the extent permitted by applicable law, no party hereto shall assert, and each party hereto hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

(e) The provisions of this Section 9.05 shall survive the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agents, any Lender or the Issuing Banks. All amounts due under this Section 9.05 shall be payable within 30 days after receipt of an invoice relating thereto setting forth such amounts in reasonable detail.

SECTION 9.06. Right of Setoff; Payments Set Aside. (a) If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, except to the extent prohibited by law, without prior notice to any Borrower or any other Loan Party, any such notice being waived by each Borrower (on its own behalf and on behalf of each Loan Party and its subsidiaries) to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrowers against any of and all the obligations of the Borrowers now or hereafter existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or indebtedness. The rights of each Lender under this Section 9.06 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. Each Lender agrees promptly to notify the US Borrower and the Administrative Agent after any such set off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set off and application.

(b) To the extent that any payment by or on behalf of any Borrower is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, then (i) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (ii) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect.

SECTION 9.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN LETTERS OF CREDIT AND AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO SUCH LAWS OR RULES ARE DESIGNATED, THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS MOST RECENTLY PUBLISHED AND IN EFFECT, ON THE DATE SUCH LETTER OF CREDIT WAS ISSUED, BY THE INTERNATIONAL CHAMBER OF COMMERCE (THE “UNIFORM CUSTOMS”) AND, AS TO MATTERS NOT GOVERNED BY THE UNIFORM CUSTOMS, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.08. Waivers; Amendment. (a) No failure or delay of the Administrative Agent, any Collateral Agent, any Lender or any Issuing Bank in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, each Collateral Agent, each Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrowers or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by clause (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances.

(b) Subject to Section 2.24, clause (d) below, the Intercreditor Agreement and except for those actions expressly permitted to be taken by the Agents, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Required Lenders and the Loan Parties that are party thereto and are affected by such waiver, amendment or modification; provided, however, that no such agreement shall (i) reduce the principal amount of, or extend or waive the final scheduled maturity date or date for the payment of any interest on, any Loan or any date for reimbursement of an L/C Disbursement, forgive any such payment or any part thereof, or decrease the rate of interest on any Loan or L/C Disbursement, without the prior written consent of each Lender directly and adversely affected thereby (it being understood that any change to the component definitions of the Consolidated First-Lien Leverage Ratio affecting the determination of interest shall only require the consent of the US Borrower and the Required Lenders), (ii) increase or extend the Commitment or decrease or extend the date for payment of any Fees of any Lender without the prior written consent of such Lender (it being understood that any change to the component definitions of the Consolidated First-Lien Leverage Ratio affecting the determination of any Fee shall only require the consent of the US Borrower and the Required Lenders), (iii) amend or modify the pro rata requirements of Section 2.17, the provisions of Section 2.18, the provisions of Section 9.04(j) (it being understood that any change to Section 6.04 shall only require approval of the Required Lenders) or the provisions of this Section (except as set forth below) or release all or substantially all of the Guarantors or all or substantially all of the Collateral (except as permitted under the Intercreditor Agreement, Section 6.04 and the Guarantee and Collateral Agreement), without the prior written consent of each Lender, (iv) decrease the amount of any scheduled amortization payment, or extend the date for payment under Section 2.11(a), in respect of any Term Loan without the consent of Lenders holding more than 50% of the sum of the Term Loan Commitments and the outstanding Term Loans (the “Required Term Lenders”), or (v) reduce the percentage contained in the definition of the term “Required Lenders,” “Required Revolving Lenders,” “Required First-Lien Lenders,” or “Required Second-Lien Lenders” without the prior written consent of each Lender, each Revolving Credit Lender, each First-Lien Lender or each Second-Lien Lender, respectively (it being understood that with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders, Required Revolving Lenders, Required First-Lien Lenders and Required Second-Lien Lenders on substantially the same basis as the Commitments and extensions of credit thereunder on the date hereof and this Section may be amended to reflect such extension of credit); provided, further, that (x) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Collateral Agents, any Issuing Bank or the Swingline Lender hereunder or under any other Loan Document without the prior written consent of the Administrative Agent, such Collateral Agent, such Issuing Bank or the Swingline Lender, as the case may be, and (y) Section 9.04(i) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification.

(c) Notwithstanding the foregoing, but subject to the terms of the Intercreditor Agreement, in addition to any credit extensions and related Incremental Amendments effectuated without the consent of Lenders in accordance with Section 2.24, this Agreement (including this Section 9.08 and Section 2.17) may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrowers (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the Revolving Loans and the accrued interest and Fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and other definitions related to such new credit facilities.

(d) Notwithstanding the foregoing, (i) any amendment, modification, waiver of or consent with respect to any of the terms and provisions of Section 6.10 and related definitions as used in determining compliance with Section 6.10 shall be effective only with the written consent of the Required Revolving Lenders and the Borrowers and (ii) (x) subject to the Intercreditor Agreement, any amendment, modification, waiver of or consent with respect to any of the terms and provisions (and related definitions) of the Second-Lien Security Documents shall be effective only with the written consent of the Required Second-Lien Lenders and the Loan Parties that are party thereto and (y) any amendment, modification or waiver of, or consent with respect to Section 2.13(e) with respect to the application of any mandatory prepayment that results in a Class of Lenders being allocated a lesser repayment than such Class would otherwise have been entitled to in the absence of such amendment, modification or waiver, shall require the consent of the Required Term Lenders, the Required Revolving Lenders or Required Second-Lien Lenders, as applicable for such affected Class (except in the case where additional extensions of terms loans are being afforded substantially the same treatment afforded to the Term Loans pursuant to this Agreement on the Closing Date).

(e) Each waiver, amendment, modification, supplement or consent made or given pursuant to this Section 9.08 shall be effective only in the specific instance and for the specific purpose for which given, and such waiver, amendment, modification or supplement shall apply equally to each of the Lenders and shall be binding on the Loan Parties, the Lenders, the Agents and all future holders of the Loans and Commitments.

SECTION 9.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or participation in any L/C Disbursement, together with all fees, charges and other amounts which are treated as interest on such Loan or participation in such L/C Disbursement under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan or participation in accordance with applicable law, the rate of interest payable in respect of such Loan or participation hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan or participation but were not payable as a result of the operation of this Section 9.09 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or participations or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount shall have been received by such Lender.

SECTION 9.10. Entire Agreement. This Agreement, the Fee Letter and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any Person (other than the parties hereto and thereto, their respective successors and assigns permitted hereunder (including any Affiliate of any Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Indemnitees, the Arrangers, the Related Parties of each of the Administrative Agent, the Collateral Agents, the Issuing Banks and the Lenders) any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

SECTION 9.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

SECTION 9.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 9.13. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 9.03. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 9.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 9.15. Jurisdiction; Consent to Service of Process. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agents, the Issuing Banks or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrowers, Holdings or their respective properties in the courts of any jurisdiction.

(b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.16. Confidentiality. Each of the Administrative Agent, each Collateral Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ trustees, officers, directors, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential) in connection with the transactions contemplated or permitted hereby, (b) to the extent requested by any Governmental Authority having jurisdiction over such Person (including any Governmental Authority regulating any Lender or its Affiliates), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (provided, that the Administrative Agent, such Collateral Agent, such Issuing Bank or such Lender that discloses any Information pursuant to this clause (c) shall provide the US Borrower with prompt notice of such disclosure to the extent permitted by applicable law), (d) to the extent reasonably necessary in connection with the exercise of any remedies hereunder or under the other Loan Documents or any suit, action or proceeding relating to the enforcement of its rights hereunder or thereunder, (e) subject to an agreement containing provisions substantially the same as those of this Section 9.16 (or as otherwise may be acceptable to the US Borrower), to (i) any actual or prospective assignee of or participant in any of its rights or obligations under this Agreement and the other Loan Documents or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrowers, any subsidiary or any Affiliate thereof or any of their respective obligations, (f) with the written consent of the US Borrower, (g) to any

Rating Agency when required by it (it being understood that, prior to any such disclosure, such Rating Agency shall undertake to preserve the confidentiality of any Information relating to the Loan Parties received by it from such Person) or (h) to the extent such Information becomes publicly available other than as a result of a breach of this Section 9.16. For the purposes of this Section, “Information” shall mean all information received from the US Borrower or Holdings and related to the Borrowers or their business, other than any such information that is publicly available to the Administrative Agent, each Collateral Agent, any Issuing Bank or any Lender, other than by reason of disclosure by Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender in breach of this Section 9.16.

SECTION 9.17. Release of Collateral. (a) The Lenders irrevocably authorize the Agents (and the Agents agree):

(i) to release any Lien on any property granted to or held by the Collateral Agent or the Administrative Agent under any Loan Document (w) upon the Termination Date (and, concurrently therewith, to release all the Loan Parties from their obligations under the Loan Documents (other than those that specifically survive the Termination Date)), (x) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document to any Person other than a Loan Party, (y) subject to Section 9.01, if approved, authorized or ratified in writing by the Required Lenders, or (z) owned by a Subsidiary Guarantor upon release of such Guarantor from its obligations under its Guaranty pursuant to clause (iii) below;

(ii) at the request of the US Borrower, to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by clauses (f), (i) and (u) of the definition of Permitted Liens;

(iii) to release any Subsidiary Guarantor from its obligations under any Loan Document to which it is a party if such Person ceases to be a Subsidiary as a result of a transaction or designation permitted hereunder; provided that no such release shall occur if such Guarantor continues to be a guarantor in respect of the New Senior Notes, any Junior Financing and any Refinancing Indebtedness in respect thereof unless and until such Guarantor is (or is being simultaneously) released from its guarantee with respect to the New Senior Notes, such Junior Financing and any Refinancing Indebtedness in respect thereof; and

(iv) to enter into the intercreditor arrangements contemplated by the definitions of “Pari Passu Lien” and “Other Pari Passu or Junior Lien Obligations”.

(b) The Second-Lien Lenders irrevocably authorize the Second-Lien Agents (and the Second-Lien Agents agree) to release (i) any Lien on any property granted to or held by the Second-Lien Collateral Agent or the Administrative Agent under any Loan Document and (ii) each Loan Party from its obligations under the Second-Lien Security Documents, in each case, upon the payment in full of all Second-Lien Obligations (other than any contingent obligations).

Upon request by any Agent at any time, the Required Lenders will confirm in writing such Agent’s authority to release its interest in particular types or items of property, or to release any Subsidiary Guarantor from its obligations under the Loan Documents pursuant to this Section 9.17. In each case as specified in this Section 9.17, the relevant Agent will, at the US Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Loan Documents, or to release such Loan Party from its obligations under the Loan Documents, in each case, in accordance with the terms of the Loan Documents and this Section 9.17.

SECTION 9.18. USA PATRIOT Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrowers in accordance with the USA PATRIOT Act.

SECTION 9.19. Other Liens on Collateral; Terms of Intercreditor Agreement; Etc.

(a) EACH SECOND-LIEN LENDER PARTY HERETO UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT ANY LIENS CREATED ON THE COLLATERAL PURSUANT TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS IN RESPECT OF THE FIRST LIEN FACILITIES SHALL BE SENIOR TO THE LIENS CREATED UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RELATING TO THE SECOND-LIEN FACILITY PURSUANT TO THE TERMS OF THE INTERCREDITOR AGREEMENT AND THE SECOND-LIEN COLLATERAL SHALL BE REQUIRED TO BE SUBJECT TO THE SUBORDINATION PROVISIONS (TO THE EXTENT APPLICABLE) OF THE INTERCREDITOR AGREEMENT. THE INTERCREDITOR AGREEMENT ALSO HAS OTHER PROVISIONS WHICH ARE BINDING UPON THE SECURED PARTIES PURSUANT TO THIS AGREEMENT. PURSUANT TO THE EXPRESS TERMS OF SECTION 8.1 OF THE INTERCREDITOR AGREEMENT, IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND ANY OF THE LOAN DOCUMENTS, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

(b) EACH LENDER AUTHORIZES AND INSTRUCTION THE RELEVANT COLLATERAL AGENT AND THE ADMINISTRATIVE AGENT TO ENTER INTO THE INTERCREDITOR AGREEMENT ON BEHALF OF SUCH LENDER, AND TO TAKE ALL ACTIONS (AND EXECUTE ALL DOCUMENTS) REQUIRED (OR DEEMED ADVISABLE) BY IT IN ACCORDANCE WITH THE TERMS OF THE INTERCREDITOR AGREEMENT.

(c) THE PROVISIONS OF THIS SECTION 9.19 ARE NOT INTENDED TO SUMMARIZE ALL RELEVANT PROVISIONS OF THE INTERCREDITOR AGREEMENT, THE FORM OF WHICH IS ATTACHED AS AN EXHIBIT TO THIS AGREEMENT. REFERENCE MUST BE MADE TO THE INTERCREDITOR AGREEMENT ITSELF TO UNDERSTAND ALL TERMS AND CONDITIONS THEREOF. EACH LENDER IS

RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF THE INTERCREDITOR AGREEMENT AND THE TERMS AND PROVISIONS THEREOF, AND NO AGENT (AND NONE OF ITS AFFILIATES) MAKES ANY REPRESENTATION TO ANY LENDER AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN THE INTERCREDITOR AGREEMENT.

(d) To the extent any obligation of any Loan Party hereunder or under any other Second-Lien Security Document, including without limitation any obligation to grant sole possession or control or deliver or assign property or funds to a Collateral Agent or any other Person conflicts or is inconsistent with (or any representation or warranty hereunder or under any other Second-Lien Security Document would, if required to be true, conflict or be inconsistent with) the obligations or requirements under a substantially similar provision of any First-Lien Security Document, such obligations or requirements under the First-Lien Security Documents shall control, and such Loan Party shall not be required to fulfill such obligations (or make such representations and warranties) hereunder or under any Second-Lien Security Document, and shall be deemed not to be in violation of this Agreement or any other Loan Document as a result of its performance of the obligations or requirements of such First-Lien Security Document. For the avoidance of doubt, the absence of any specific reference to this Section 9.19 in any other provision of this Agreement or in any Loan Document shall not be deemed to limit the generality of this Section 9.19.

SECTION 9.20. Lender Action. Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party or any other obligor under any of the Loan Documents or any Hedging Obligation (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, without the prior written consent of the Administrative Agent. The provision of this Section 9.20 are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party.

SECTION 9.21. Effectiveness of Merger. Upon the consummation of the Merger, the Company shall succeed to all the rights and obligations of Merger Sub under this Agreement, without any further action by any Person.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BROADCAST MEDIA PARTNERS HOLDINGS, INC.

By:	/s/ Andrew W. Hobson
Name:	Andrew W. Hobson
Title:	Senior Executive Vice President

UMBRELLA ACQUISITION, INC.

By:	/s/ Andrew W. Hobson
Name:	Andrew W. Hobson
Title:	Senior Vice President

UNIVISION OF PUERTO RICO INC.

By:	/s/ Andrew W. Hobson
Name:	Andrew W. Hobson
Title:	Executive Vice President

UNIVISION COMMUNICATIONS INC. HEREBY ABSOLUTELY, IRREVOCABLY AND UNCONDITIONALLY ASSUMES ALL OBLIGATIONS OF UMBRELLA ACQUISITION, INC. UNDER THE LOAN DOCUMENTS.

UNIVISION COMMUNICATIONS INC.

By:	/s/ Andrew W. Hobson
Name:	Andrew W. Hobson
Title:	Senior Executive Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, individually and as Administrative Agent, First- Lien Collateral Agent, Second-Lien Collateral Agent, Swingline Lender and Issuing Bank

By:	/s/ David Mayhew
Name:	David Mayhew
Title:	Managing Director

By:	/s/ Stephen Cayer
Name:	Stephen Cayer
Title:	Director

SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF MARCH 29, 2007, AMONG UMBRELLA ACQUISITION, INC. (TO BE MERGED WITH AND INTO UNIVISION COMMUNICATIONS INC.) AND UNIVISION OF PUERTO RICO INC., AS BORROWERS, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST-LIEN COLLATERAL AGENT AND SECOND-LIEN COLLATERAL AGENT, DEUTSCHE BANK SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS ARRANGERS FOR THE FIRST-LIEN FACILITIES, DEUTSCHE BANK SECURITIES INC. AND CREDIT SUISSE, AS ARRANGERS FOR THE SECOND-LIEN FACILITIES, BANC OF AMERICA SECURITIES LLC, AS DOCUMENTATION AGENT, AND CREDIT SUISSE, CAYMAN ISLANDS BRANCH, WACHOVIA BANK, NATIONAL ASSOCIATION, THE ROYAL BANK OF SCOTLAND PLC AND LEHMAN BROTHERS INC., AS JOINT SYNDICATION AGENTS

NAME OF INSTITUTION:

BANK OF AMERICA, N.A.

By:	/s/ David H. Strickert
Name:	David H. Strickert
Title:	Senior Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF MARCH 29, 2007, AMONG UMBRELLA ACQUISITION, INC. (TO BE MERGED WITH AND INTO UNIVISION COMMUNICATIONS INC.) AND UNIVISION OF PUERTO RICO INC., AS BORROWERS, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST-LIEN COLLATERAL AGENT AND SECOND-LIEN COLLATERAL AGENT, DEUTSCHE BANK SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS ARRANGERS FOR THE FIRST-LIEN FACILITIES, DEUTSCHE BANK SECURITIES INC. AND CREDIT SUISSE, AS ARRANGERS FOR THE SECOND-LIEN FACILITIES, BANC OF AMERICA SECURITIES LLC, AS DOCUMENTATION AGENT, AND CREDIT SUISSE, CAYMAN ISLANDS BRANCH, WACHOVIA BANK, NATIONAL ASSOCIATION, THE ROYAL BANK OF SCOTLAND PLC AND LEHMAN BROTHERS INC., AS JOINT SYNDICATION AGENTS

NAME OF INSTITUTION:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Judith E. Smith
Name:	Judith E. Smith
Title:	Director

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF MARCH 29, 2007, AMONG UMBRELLA ACQUISITION, INC. (TO BE MERGED WITH AND INTO UNIVISION COMMUNICATIONS INC.) AND UNIVISION OF PUERTO RICO INC., AS BORROWERS, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST-LIEN COLLATERAL AGENT AND SECOND-LIEN COLLATERAL AGENT, DEUTSCHE BANK SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS ARRANGERS FOR THE FIRST-LIEN FACILITIES, DEUTSCHE BANK SECURITIES INC. AND CREDIT SUISSE, AS ARRANGERS FOR THE SECOND-LIEN FACILITIES, BANC OF AMERICA SECURITIES LLC, AS DOCUMENTATION AGENT, AND CREDIT SUISSE, CAYMAN ISLANDS BRANCH, WACHOVIA BANK, NATIONAL ASSOCIATION, THE ROYAL BANK OF SCOTLAND PLC AND LEHMAN BROTHERS INC., AS JOINT SYNDICATION AGENTS

NAME OF INSTITUTION:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Brandon Annett
Name:	Brandon Annett
Title:	Director

[SIGNATURE PAGE TO CREDIT AGREEMENT]

SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF MARCH 29, 2007, AMONG UMBRELLA ACQUISITION, INC. (TO BE MERGED WITH AND INTO UNIVISION COMMUNICATIONS INC.) AND UNIVISION OF PUERTO RICO INC., AS BORROWERS, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST-LIEN COLLATERAL AGENT AND SECOND-LIEN COLLATERAL AGENT, DEUTSCHE BANK SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS ARRANGERS FOR THE FIRST-LIEN FACILITIES, DEUTSCHE BANK SECURITIES INC. AND CREDIT SUISSE, AS ARRANGERS FOR THE SECOND-LIEN FACILITIES, BANC OF AMERICA SECURITIES LLC, AS DOCUMENTATION AGENT, AND CREDIT SUISSE, CAYMAN ISLANDS BRANCH, WACHOVIA BANK, NATIONAL ASSOCIATION, THE ROYAL BANK OF SCOTLAND PLC AND LEHMAN BROTHERS INC., AS JOINT SYNDICATION AGENTS

NAME OF INSTITUTION:

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Steve Crino
Name:	Steve Crino
Title:	Director

[SIGNATURE PAGE TO CREDIT AGREEMENT]

SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF MARCH 29, 2007, AMONG UMBRELLA ACQUISITION, INC. (TO BE MERGED WITH AND INTO UNIVISION COMMUNICATIONS INC.) AND UMVISION OF PUERTO RICO INC., AS BORROWERS, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST-LIEN COLLATERAL AGENT AND SECOND-LIEN COLLATERAL AGENT, DEUTSCHE BANK SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS ARRANGERS FOR THE FIRST-LIEN FACILITIES, DEUTSCHE BANK SECURITIES INC. AND CREDIT SUISSE, AS ARRANGERS FOR THE SECOND-LIEN FACILITIES, BANC OF AMERICA SECURITIES LLC, AS DOCUMENTATION AGENT, AND CREDIT SUISSE, CAYMAN ISLANDS BRANCH, WACHOVIA BANK, NATIONAL ASSOCIATION, THE ROYAL BANK OF SCOTLAND PLC AND LEHMAN BROTHERS INC., AS JOINT SYNDICATION AGENTS

NAME OF INSTITUTION:

Lehman Commercial Paper Inc.

By:	/s/ Laurie Perper
Name:	Laurie Perper
Title:	Senior Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF MARCH 29, 2007, AMONG UMBRELLA ACQUISITION, INC. (TO BE MERGED WITH AND INTO UNIVISION COMMUNICATIONS INC.) AND UNIVISION OF PUERTO RICO INC., AS BORROWERS, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST-LIEN COLLATERAL AGENT AND SECOND-LIEN COLLATERAL AGENT, DEUTSCHE BANK SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS ARRANGERS FOR THE FIRST-LIEN FACILITIES, DEUTSCHE BANK SECURITIES INC. AND CREDIT SUISSE, AS ARRANGERS FOR THE SECOND-LIEN FACILITIES, BANC OF AMERICA SECURITIES LLC, AS DOCUMENTATION AGENT, AND CREDIT SUISSE, CAYMAN ISLANDS BRANCH, WACHOVIA BANK, NATIONAL ASSOCIATION, THE ROYAL BANK OF SCOTLAND PLC AND LEHMAN BROTHERS INC., AS JOINT SYNDICATION AGENTS

NAME OF INSTITUTION:

NATIXIS

By:	/s/ Frank H. Madden, Jr.
Name:	Frank H. Madden, Jr.
Title:	Managing Director

By:	/s/ Elizabeth A. Harker
Name:	Elizabeth A. Harker
Title:	Director

[SIGNATURE PAGE TO CREDIT AGREEMENT]

SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF MARCH 29, 2007, AMONG UMBRELLA ACQUISITION, INC. (TO BE MERGED WITH AND INTO UNIVISION COMMUNICATIONS INC.) AND UNIVISION OF PUERTO RICO INC., AS BORROWERS, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST-LIEN COLLATERAL AGENT AND SECOND-LIEN COLLATERAL AGENT, DEUTSCHE BANK SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS ARRANGERS FOR THE FIRST-LIEN FACILITIES, DEUTSCHE BANK SECURITIES INC. AND CREDIT SUISSE, AS ARRANGERS FOR THE SECOND-LIEN FACILITIES, BANC OF AMERICA SECURITIES LLC, AS DOCUMENTATION AGENT, AND CREDIT SUISSE, CAYMAN ISLANDS BRANCH, WACHOVIA BANK, NATIONAL ASSOCIATION, THE ROYAL BANK OF SCOTLAND PLC AND LEHMAN BROTHERS INC., AS JOINT SYNDICATION AGENTS

NAME OF INSTITUTION:

BANK OF SCOTLAND

Bv:	/s/ Karen Weich
Name:	Karen Weich
Title:	Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

SIGNATURE PAGE TO THE CREDIT AGREEMENT DATED AS OF MARCH 29, 2007, AMONG UMBRELLA ACQUISITION, INC. (TO BE MERGED WITH AND INTO UNIVISION COMMUNICATIONS INC.) AND UNIVISION OF PUERTO RICO INC., AS BORROWERS, THE LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST-LIEN COLLATERAL AGENT AND SECOND-LIEN COLLATERAL AGENT, DEUTSCHE BANK SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS ARRANGERS FOR THE FIRST-LIEN FACILITIES, DEUTSCHE BANK SECURITIES INC. AND CREDIT SUISSE, AS ARRANGERS FOR THE SECOND-LIEN FACILITIES, BANC OF AMERICA SECURITIES LLC, AS DOCUMENTATION AGENT, AND CREDIT SUISSE, CAYMAN ISLANDS BRANCH, WACHOVIA BANK, NATIONAL ASSOCIATION, THE ROYAL BANK OF SCOTLAND PLC AND LEHMAN BROTHERS INC., AS JOINT SYNDICATION AGENTS

NAME OF INSTITUTION:

CIT LENDING SERVICES CORPORATION

By:	/s/ Anthony Holland
Name:	Anthony Holland
Title:	Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

EXHIBIT A

to the Credit Agreement

FORM OF

ADMINISTRATIVE QUESTIONNAIRE

$8,700.0 SENIOR SECURED CREDIT FACILITIES

Please complete and fax to Deutsche Bank, Deal Administration Unit

Helaine Griffin-Williams

Phone: (201) 593-2172

Fax: (201) 593-2310

Email: helaine.griffin-williams@db.com

YOUR INSTITUTION INFORMATION
Full Legal Name of Bank:
(for credit agreement signature purposes)
Name & Title of Person:
(executing credit agreement)

	AGENT’S CREDIT CONTACT	LENDER’S CREDIT CONTACT

Name:	Susan LeFevre
Company:	Deutsche Bank Trust Company Americas
Title:	Director
Address:	60 Wall Street, New York, NY 10005
Telephone:	(212) 250-6114
Facsimile:	(212) 797-5692
E-Mail Address:	susan.lefevre@db.com

	AGENT’S OPERATIONS CONTACT	LENDER’S OPERATIONS CONTACT

Name:	Helaine Griffin-Williams
Company:	Deutsche Bank Trust Company Americas
Title:	Assistant Vice President
Address:	100 Plaza One, Jersey City, NJ 07311
Telephone:	(201) 593-2172
Facsimile:	(201) 593-2310
E-Mail Address:	helaine.griffin-williams@db.com

	USD MOVEMENT OF FUNDS	LENDER’S USD WIRE INSTRUCTIONS

Name:	Deutsche Bank Trust Company Americas
City, State:	New York, New York
ABA Number:	0210-0103-3
Account Name:	Commercial Loan Division
Account No.:	60200119
Attention:	Helaine Griffin-Williams
Reference:	Univision Communications Inc.

FOR WITHHOLDING TAX PURPOSES, PLEASE IDENTIFY YOUR BANK/COMPANY’S STATUS:

US CORPORATION                      NON-US (FOREIGN) CORPORATION

Please advise Helaine Griffin-Williams if there are changes to this form after the effective date.

Prepared by:	Telephone #:

A-2

EXHIBIT B

to the Credit Agreement

FORM OF

ASSIGNMENT AND ACCEPTANCE

This Assignment and Acceptance (the “Assignment and Acceptance”) is dated as of the Effective Date (as defined below) and is entered into by and between the Assignor (as defined below) and the Assignee (as defined below). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective Commitments or Loans identified below (including without limitation the Term Loans, the Revolving Loans, the Second-Lien Loans, any Letters of Credit and Swingline Loans) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by the Assignor except as set forth in The Standard Terms and Conditions.

1.	Assignor (the “Assignor”):

2.	Assignee (the “Assignee”):

3.	Borrowers (the “Borrowers”):	Umbrella Acquisition, Inc. (to be merged with and into Univision Communications Inc.) and Univision of Puerto Rico Inc.

4.	Administrative Agent:	Deutsche Bank AG New York Branch, as the Administrative Agent under the Credit Agreement

5.	Credit Agreement:	The Credit Agreement dated as of March [ ], 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Umbrella Acquisition, Inc. (to be merged with and into Univision Communications Inc.) and Univision of Puerto Rico Inc., as Borrowers, the lenders party thereto (the “Lenders”), Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”), as First-Lien Collateral Agent for the First-Lien Lenders and as Second-Lien Collateral Agent for the Second-Lien Lenders (such terms and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), Deutsche Bank Securities Inc. (“DBSI”) and Banc of America Securities LLC, as Arrangers for the First-Lien Facilities, DBSI and Credit Suisse, as Arrangers for the Second-Lien Facilities, Banc of America Securities LLC, as documentation agent, and Credit Suisse, Cayman Islands Branch, Wachovia Bank, National Association, The Royal Bank of Scotland PLC and Lehman Brothers Inc., as joint syndication agents

6. Assigned Interest:
Assignor	Assignee	Class of Commitments/ Loans Assigned	Aggregate Amount of Commitments/ Loans[1] for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/ Loans[2]	CUSIP Number

7. Effective Date of Assignment (the “Effective Date”): , 20 [3]

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR:

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE:

[NAME OF ASSIGNEE]

By:
Name:
Title:

[1]	The outstanding amount of Loans should be included only to the extent the related Commitment therefor has terminated.
[2]	Set forth, to at least 9 decimals.
[3]	To be inserted by Administrative Agent and which shall be the effective date of recordation of transfer in the register therefor.

[Consented to and]4 Accepted:

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:
Name:
Title:

[Consented to:

UNIVISION COMMUNICATIONS INC., as a Borrower

By:
Name:
Title:	][5]

Consented to:

[ISSUING BANK(S)]
as an Issuing Bank

By:
Name:
Title:	][6]

[4]	Consent of the Administrative Agent is not required for assignments made to a Lender or an Affiliate or a Related Fund of a Lender.
[5]

Consent of the US Borrower is not required for assignments made (A) to a Lender or an Affiliate or a Related Fund of a Lender or (B) during the continuance of any Event of Default arising under clause (b), (c), (g)(i) or (h) of Article VII of the Credit Agreement.

[6]	Consent of each Issuing Bank (to the extent its L/C Exposure equals or exceeds $5,000,000) is required for any assignment of a Revolving Credit Commitment.

ANNEX I

to Assignment and Acceptance

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ACCEPTANCE

1.	Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document delivered pursuant thereto (other than this Assignment), or any other collateral thereunder, (iii) the financial condition of the Borrowers, any subsidiary, or any other person or any Loan Document or (iv) the performance or observance by the Borrowers, any of their subsidiaries or Affiliates or any other person of any of their respective obligations under the Credit Agreement or any other Loan Document.

1.2 Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it is legally authorized to enter into this Assignment and Acceptance, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements referred to in Section 3.05(a) thereof or delivered pursuant to Section 5.04 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest, and (vii) attached to the Assignment and Acceptance is any documentation required to be delivered by it pursuant to Section 2.20(e), 2.20(f) or 2.20(g) of the Credit Agreement, as applicable, duly completed and executed by the Assignee; (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan

Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (c) appoints and authorizes each of the Administrative Agent, the Syndication Agent and any Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to or otherwise conferred upon the Administrative Agent, the Syndication Agent or such Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto.

1.3 Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

1.4 Effect of Assignment. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

1.5 General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York (including, without limitation, Section 5.1401 of the General Obligations Law).

EXHIBIT C

to the Credit Agreement

FORM OF

BORROWING REQUEST

Deutsche Bank AG New York

Branch, Administrative Agent

Harborside Financial Center

100 Plaza One

Mail Stop JCY03-0895

Jersey City, NJ 07311-3988

ATTN: Helaine Griffin-Williams

with copy to:

Deutsche Bank AG New York

Branch, as Administrative Agent

60 Wall Street

New York, NY 10005

ATTN: Susan Lefevre

[DATE]7

Ladies and Gentlemen:

The undersigned, [Umbrella Acquisition, Inc., a Delaware corporation (to be merged with and into Univision Communications Inc., a Delaware corporation)]8 [Univision Communications Inc., a Delaware Corporation]9 [and Univision of Puerto Rico Inc., a Delaware corporation], refers to the Credit Agreement dated as of March [ ], 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the lenders from time to time party thereto (the “Lenders”), Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”), as First-Lien Collateral Agent for the First-Lien Lenders and as Second-Lien Collateral Agent for the Second-Lien Lenders (such terms and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), Deutsche Bank Securities Inc. (“DBSI”) and Banc of America Securities LLC, as Arrangers for the First-Lien

[7]

Must be notified irrevocably by telephone (a) in the case of a Eurodollar Borrowing, not later than 1:00 p.m. (New York City time), three Business Days before a proposed Borrowing, and (b) in the case of an ABR Borrowing, not later than 1:00 p.m. (New York City time), one Business Day before a proposed Borrowing, in each case to be promptly confirmed by hand delivery or fax.

[8]	Use this bracketed language for borrowings on the Closing Date.
[9]	Use this bracketed language for borrowings after the Closing Date.

C-1

Facilities, DBSI and Credit Suisse, as Arrangers for the Second-Lien Facilities, Banc of America Securities LLC, as documentation agent, and Credit Suisse, Cayman Islands Branch, Wachovia Bank, National Association, The Royal Bank of Scotland PLC and Lehman Brothers Inc., as joint syndication agents.

The Borrower[s] hereby give you notice pursuant to Section 2.03 of the Credit Agreement that [it][they] request a Borrowing under the Credit Agreement, and in connection with such borrowing sets forth below the terms on which the Borrowing is requested to be made:

(A)	Type of Borrowing:[10]

(B)	Date of Borrowing:[11]

(C)	Account Number and Location for disbursement of funds:

(D)	Principal Amount of Borrowing[12]:

(E)	Interest Period:[13]

[Remainder of this page intentionally left blank]

[10]	Specify an Initial Term Borrowing, a Revolving Credit Borrowing, a Delayed Draw Term Borrowing or a Second-Lien Borrowing, and either a Eurodollar Borrowing or an ABR Borrowing.
[11]	Date of Borrowing must be a Business Day.
[12]	Minimum Borrowing amount is $2.5 million and $500,000 increments in excess thereof.
[13]

If such Borrowing is to be a Eurodollar Borrowing, the Interest Period with respect thereto. Note that Delayed Draw Term Loan Borrowings may have special Interest Periods associated with them. Please see Section 2.10(b) of the Credit Agreement.

[SIGNATURE PAGE TO INITIAL BORROWING REQUEST]

The undersigned hereby represents and warrants to the Administrative Agent and the relevant Lenders that, on the date of the related Borrowing, the conditions to lending specified in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement have been satisfied.

UMBRELLA ACQUISITION, INC.

By:	/s/ Andrew W. Hobson
Name:	Andrew W. Hobson
Title:	Senior Executive Vice President

[SIGNATURE PAGE TO INITIAL BORROWING REQUEST]

EXHIBIT D-1

to the Credit Agreement

FORM OF

FIRST-LIEN GUARANTEE AND COLLATERAL AGREEMENT

dated as of

March 29, 2007

among

BROADCAST MEDIA PARTNERS HOLDINGS, INC.,

UMBRELLA ACQUISITION, INC.

(to be merged with and into UNIVISION COMMUNICATIONS INC.),

the Subsidiaries of UNIVISION COMMUNICATIONS INC.

from time to time party hereto

and

DEUTSCHE BANK AG NEW YORK BRANCH,

as First-Lien Collateral Agent

i

(continued)

ii

Schedules

Schedule I	Subsidiary Guarantors
Schedule II	Equity Interests; Pledged Debt Securities
Schedule III	Intellectual Property
Schedule IV	Offices for UCC Filings
Schedule V	UCC Information
Schedule VI	Commercial Tort Claims and Chattel Paper

Exhibits

Exhibit A	Form of Supplement

FIRST-LIEN GUARANTEE AND COLLATERAL AGREEMENT dated as of March 29, 2007 (this “Agreement”), among BROADCAST MEDIA PARTNERS HOLDINGS, INC., a Delaware corporation (“Holdings”), UMBRELLA ACQUISITION, INC., a Delaware corporation (“Merger Sub”) to be merged with and into UNIVISION COMMUNICATIONS INC. (the “Company”), UNIVISION OF PUERTO RICO INC., a Delaware corporation (“Subsidiary Borrower” and together with the US Borrower (as defined in the Credit Agreement referred to below), the “Borrowers” and each, a “Borrower”), the subsidiaries of the US Borrower from time to time party hereto and DEUTSCHE BANK AG NEW YORK BRANCH, as first-lien collateral agent (in such capacity, the “First-Lien Collateral Agent”).

PRELIMINARY STATEMENT

Reference is made to the Credit Agreement dated as of March 29, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the lenders from time to time party thereto (the “Lenders”) and Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”), the First-Lien Collateral Agent and Deutsche Bank AG New York Branch, as second-lien collateral agent (in such capacity, the “Second-Lien Collateral Agent”).

The First-Lien Lenders and each Issuing Bank (such term and each other capitalized term used but not defined in this preliminary statement having the meaning given or ascribed to it in Article I) have agreed to extend credit to the Borrowers, in each case pursuant to, and upon the terms and conditions specified in, the Credit Agreement. The Hedge Creditors have agreed (or may in the future agree) to enter into Hedging Obligations with one or more Loan Parties. The obligations of the First-Lien Lenders and each Issuing Bank to extend credit to the Borrowers, and the agreement of the Hedge Creditors to enter into and maintain Hedging Obligations with one or more Loan Parties, are, in each case, conditioned upon, among other things, the execution and delivery of this Agreement by each Borrower and each Guarantor. Each Guarantor is an affiliate of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and from the entering into and/or maintaining of such Hedging Obligations and is willing to execute and deliver this Agreement in order to induce the First-Lien Lenders and the Issuing Banks to extend such credit or the Hedge Creditors to enter into and maintain such Hedging Obligations. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings set forth in the Credit Agreement. All capitalized terms defined in the New York UCC (as such term is defined herein) and not defined in this Agreement have the meanings specified therein. All references to the Uniform Commercial Code shall mean the New York UCC unless the context requires otherwise; the term “Instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Administrative Agent” shall have the meaning assigned to such term in the preliminary statement.

“After-Acquired Intellectual Property” shall have the meaning assigned to such term in Section 3.06(e).

“Agreement” shall have the meaning assigned to such term in the preamble.

“Bankruptcy Default” shall mean an Event of Default of the type described in Sections 7.01(g) and (h) of the Credit Agreement.

“Borrowers” shall have the meaning assigned to such term in the preamble.

“Cash Collateral Account” shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the First-Lien Collateral Agent for the benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders) into which shall be deposited cash collateral in respect of Letters of Credit.

“Claiming Guarantor” shall have the meaning assigned to such term in Section 5.02.

“Collateral” shall have the meaning assigned to such term in Section 3.01.

“Company” shall have the meaning assigned to such term in the preamble.

“Contributing Guarantor” shall have the meaning assigned to such term in Section 5.02.

“Copyright License” shall mean any written agreement, now or hereafter in effect, granting any right to any third person under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

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“Copyrights” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (or any successor office or any similar office in any other country), including those listed on Schedule III and (c) all causes of action arising prior to or after the date hereof for infringement of any Copyright or unfair competition regarding the same.

“Credit Agreement” shall have the meaning assigned to such term in the preliminary statement.

“Domain Names” shall mean all Internet domain names and associated URL addresses in or to which any Grantor now or hereafter has any right, title or interest.

“Excluded Collateral” shall mean:

(a) all cash and cash equivalents;

(b) any Deposit Accounts and Securities Accounts;

(c) all vehicles the perfection of a security interest in which is excluded from the UCC in the relevant jurisdiction;

(d) subject in all respects to clause (h) of this definition below, any General Intangibles or other rights arising under contracts, Instruments, licenses, license agreements or other documents, to the extent (and only to the extent) that the grant of a security interest would (i) constitute a violation of a restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained, (ii) give any other party to such contract, Instrument, license, license agreement or other document the right to terminate its obligations thereunder, or (iii) violate any law, provided, however, that (1) any portion of any such General Intangible or other right shall cease to constitute Excluded Collateral pursuant to this clause (d) at the time and to the extent that the grant of a security interest therein does not result in any of the consequences specified above and (2) the limitation set forth in this clause (d) above shall not affect, limit, restrict or impair the grant by a Grantor of a security interest pursuant to this Agreement in any such General Intangible or other right, to the extent that an otherwise applicable prohibition or restriction on such grant is rendered ineffective by any applicable law, including the UCC;

(e) any Letter-of-Credit Rights, to the extent the relevant Grantor is required by applicable law to apply the proceeds of such Letter of Credit Rights for a specified purpose;

(f) Investment Property consisting of voting Equity Interests of any non-U.S. subsidiary in excess of 65% of the Equity Interests representing the total combined voting power of all classes of Equity Interests of such non-U.S. subsidiary entitled to vote;

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(g) as to which the Collateral Agent, at the request of the US Borrower, reasonably determines that the costs of obtaining a security interest in any specifically identified assets or category of assets (or perfecting the same) are excessive in relation to the benefit to the Secured Parties of the security afforded thereby;

(h) any FCC License, to the extent that any law, regulation, permit, order or decree of any Governmental Authority in effect at the time applicable thereto prohibits the creation of a security interest therein, provided, however, that (i) the right to receive any payment of money in respect of such FCC License (including, without limitation, general intangibles for money due or to become due), and (ii) any proceeds, products, offspring, accessions, rents, profits, income or benefits of any FCC License shall not constitute Excluded Collateral, provided further, however, that in the event that such law, regulation, permit, order or decree shall be amended, modified or interpreted to permit (or shall be replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) the creation of a security interest in such FCC License, such FCC License will automatically be deemed to be a part of the Collateral (and shall cease to be Excluded Collateral);

(i) Equipment owned by any Grantor on the date hereof or hereafter acquired that is subject to a Lien securing a purchase money obligation or Capitalized Lease Obligation permitted to be incurred pursuant to the Credit Agreement, if the contract or other agreement in which such Lien is granted (or the documentation providing for such purchase money obligation or Capitalized Lease Obligation) validly prohibits the creation of any other Lien on such Equipment;

(j) any interest in joint ventures and non-wholly owned subsidiaries which cannot be pledged without the consent of one or more third parties;

(k) applications filed in the United States Patent and Trademark Office to register trademarks or service marks on the basis of any Grantor’s “intent to use” such trademarks or service marks unless and until the filing of a “Statement of Use” or “Amendment to Allege Use” has been filed and accepted, whereupon such applications shall be automatically subject to the Lien granted herein and deemed included in the Collateral;

(l) subject to Section 7.14(e), any Equity Interests in any subsidiary and/or other securities issued by any subsidiary to the extent that the pledge of such Equity Interests and/or such other securities would result in the US Borrower being required to file separate financial statements of such subsidiary with the SEC pursuant to Rule 3-10 or Rule 3-16 of Regulation S-X promulgated under the Exchange Act of 1934, as amended, but only to the extent necessary to not be subject to such requirement and only with respect to the relevant Existing Senior Notes affected; and

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(m) any direct Proceeds, substitutions or replacements of any of the foregoing, but only to the extent such Proceeds, substitutions or replacements would otherwise constitute Excluded Collateral.

Furthermore, no term used in the definition of Collateral (or any component definition thereof) shall be deemed to include any Excluded Collateral.

“Existing Senior Notes Indenture” shall mean the Indenture dated as of July 18, 2001, between the Company, as issuer, and The Bank of New York, as trustee, as supplemented and any Officer’s Certificate issued thereunder with respect to the Existing Senior Notes.

“Existing Senior Note Holders” shall mean the holders from time to time of the Existing Senior Notes.

“Existing Senior Note Obligations” shall mean (a) the due and punctual payment of the unpaid principal amount of, and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on, the Existing Senior Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) the due and punctual performance of all other obligations of the Company under or pursuant to the Existing Senior Notes Indenture.

“Existing Senior Note Trustee” shall mean the trustee under the Existing Senior Notes Indenture.

“Existing Senior Notes” shall mean the collective reference to (a) the Company’s 7.85% Notes due 2011, (b) the Company’s 3.50% Senior Notes due 2007 and (c) the Company’s 3.875% Senior Notes due 2008.

“Federal Securities Laws” shall have the meaning assigned to such term in Section 4.05.

“First-Lien Collateral Agent” shall have the meaning assigned to such term in the preamble.

“First-Lien Loan Documents” shall mean the Credit Agreement, each First-Lien Security Document and each other Loan Document that evidences or governs any First-Lien Obligations.

“First-Lien Loans” shall mean all Loans under, and as defined in, the Credit Agreement (other than Second-Lien Loans).

“Fraudulent Conveyance” shall have the meaning assigned to such term in Section 2.01.

“Grantors” shall mean the Borrowers and the Guarantors.

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“Guarantors” shall mean Holdings and the Subsidiary Guarantors.

“Hedge Creditor” shall mean, with respect to the Hedging Obligations of a Loan Party, a counterparty that is the Administrative Agent or a First-Lien Lender or an Affiliate of the Administrative Agent or a First-Lien Lender as of the Closing Date or at the time such Hedging Obligation is entered into.

“Holdings” shall have the meaning assigned to such term in the preamble.

“Intellectual Property” shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by such Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, software and databases and all other proprietary information, including but not limited to Domain Names, and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Investment Property” shall mean (a) all “investment property” as such term is defined in the New York UCC (other than Excluded Collateral) and (b) whether or not constituting “investment property” as so defined, all Pledged Debt Securities and Pledged Stock.

“License” shall mean any Patent License, Trademark License, Copyright License or other license or sublicense agreement relating to Intellectual Property to which any Grantor is a party, including those listed on Schedule III.

“Loan Document Obligations” shall mean (a) the due and punctual payment of (i) the principal of and interest (including interest accrued or accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on any and all First-Lien Loans, in each case in accordance with the rate specified in the Credit Agreement as when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by a Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral in respect of any Letter of Credit, (iii) any and all sums advanced by the First-Lien Collateral Agent in order to preserve the Collateral or to preserve its security interest therein, in each case, to the extent permitted by the First-Lien Loan Documents and (iv) all other monetary obligations of the Borrowers to any of the Secured Parties under the Credit Agreement and each of the other First-Lien Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual

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performance of all other obligations of the Borrowers under or pursuant to the Credit Agreement and each of the other First-Lien Loan Documents, and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other First-Lien Loan Documents, in each case, whether outstanding on the date hereof or incurred or arising from time to time after the date of this Agreement.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Merger Sub” shall have the meaning assigned to such term in the preamble.

“Obligations” shall mean (a) the Loan Document Obligations and (b) the due and punctual payment and performance of all Hedging Obligations of each Loan Party owing to a Hedge Creditor, in each case, whether outstanding on the date hereof or arising from time to time following the date of this Agreement.

“Patent License” shall mean any written agreement, now or hereafter in effect, granting to any third person any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third person, is in existence, and all rights of any Grantor under any such agreement.

“Patents” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office (or any successor or any similar offices in any other country), including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Permitted Liens” shall mean (a) with respect to the Obligations, all “Permitted Liens” as such term is defined in the Credit Agreement and (b) with respect to any series of Existing Senior Notes, all “Permitted Liens” as such term is defined in the Officer’s Certificate applicable for such series issued under the Existing Senior Notes Indenture.

“Pledged Collateral” shall mean (a) the Pledged Stock, (b) the Pledged Debt Securities, (c) subject to Section 3.05, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b)

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above, (d) subject to Section 3.05, all rights of such Grantor with respect to the securities and other property referred to in clauses (a), (b) and (c) above and (e) all Proceeds of any of the foregoing.

“Pledged Debt Securities” shall mean (a) the debt securities and promissory notes held by any Grantor on the date hereof (including all such debt securities and promissory notes listed opposite the name of such Grantor on Schedule II), (b) any debt securities or promissory notes in the future issued to such Grantor and (c) any other instruments evidencing the debt securities described above, if any.

“Pledged Securities” shall mean any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” shall mean (a) as of the Closing Date, the Equity Interests of the US Borrower and (b) thereafter, to the extent the same do not constitute Excluded Collateral, (i) the Equity Interests owned by any Grantor (including all such Equity Interests listed on Schedule II) and (ii) any other Equity Interest obtained in the future by such Grantor and (b) the certificates, if any, representing all such Equity Interests.

“SEC” shall mean the United States Securities and Exchange Commission and any successor thereto.

“Secured Parties” shall mean (a) the First-Lien Lenders, (b) the Administrative Agent, (c) the First-Lien Collateral Agent, (d) the Issuing Banks, (e) each Hedge Creditor, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any First-Lien Loan Document and (g) the permitted successors and assigns of each of the foregoing.

“Security Interest” shall have the meaning assigned to such term in Section 3.01.

“Subsidiary Guarantor” shall mean any of the following: (a) the Subsidiaries identified on Schedule I hereto as Subsidiary Guarantors and (b) each other subsidiary that becomes a party to this Agreement as a Subsidiary Guarantor after the Closing Date.

“Termination Date” shall mean the date upon which all Commitments (other than the Second-Lien Commitments) have terminated, no Letters of Credit are outstanding (or if Letters of Credit remain outstanding, as to which an L/C Backstop exists), and the First-Lien Loans and L/C Exposure, together with all interest, Fees and other non-contingent First-Lien Obligations, have been paid in full in cash.

“Trademark License” shall mean any written agreement, now or hereafter in effect, granting to any third person any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third person, and all rights of any Grantor under any such agreement.

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“Trademarks” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office (or any successor office) or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby, (c) all other assets, rights and interests that uniquely reflect or embody such goodwill and (d) all causes of action arising prior to or after the date hereof for infringement of any trademark or unfair competition regarding the same.

SECTION 1.03. Intercreditor Agreement. All rights and obligations of the First-Lien Collateral Agent, the other Secured Parties, the Existing Senior Noteholders and the Existing Senior Note Trustee under this Agreement shall be subject to the Intercreditor Agreement. In the event of any conflict between the terms hereof and of the Intercreditor Agreement, the Intercreditor Agreement shall govern and control.

ARTICLE II

Guarantee

SECTION 2.01. Guarantee. Each Guarantor absolutely, irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each Guarantor waives (to the extent permitted by applicable law) presentment to, demand of payment from and protest to the Borrowers or any other Loan Party of any Obligation, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

Notwithstanding any provision of this Agreement to the contrary, it is intended that this Agreement, and any Liens granted hereunder by each Guarantor to secure the obligations and liabilities arising pursuant to this Agreement, not constitute a “Fraudulent Conveyance” (as defined below). Consequently, each Guarantor agrees that if this Agreement, or any Liens securing the obligations and liabilities arising pursuant to this Agreement, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Agreement and each such Lien shall be valid and enforceable only to the maximum extent that would not cause this Agreement or such Lien to constitute a Fraudulent Conveyance, and this Agreement shall automatically be deemed to have been

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amended accordingly at all relevant times. For purposes hereof, “Fraudulent Conveyance” means a fraudulent conveyance or fraudulent transfer under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

SECTION 2.02. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right (except such as shall be required by applicable law and cannot be waived) to require that any resort be had by the First-Lien Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any Deposit Account or credit on the books of the First-Lien Collateral Agent or any other Secured Party in favor of the Borrowers or any other person.

SECTION 2.03. No Limitations, Etc. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.14, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the First-Lien Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document (other than pursuant to the terms of a waiver, amendment, modification or release of this Agreement in accordance with the terms hereof) or any other agreement, including with respect to the release of any other Guarantor under this Agreement and so long as any such amendment, modification or waiver of any Loan Document is made in accordance with Section 9.08 of the Credit Agreement, (iii) the release of, or any impairment of or failure to perfect any Lien on or security interest in, any security held by the First-Lien Collateral Agent or any other Secured Party for the Obligations or any of them, (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations, or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the occurrence of the Termination Date). Each Guarantor expressly authorizes the First-Lien Collateral Agent, in accordance with the Credit Agreement and applicable law, to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in its sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of either Borrower or any other

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Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrowers or any other Loan Party, other than the occurrence of the Termination Date. The First-Lien Collateral Agent and the other Secured Parties may, in accordance with the Credit Agreement and applicable law, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with either Borrower or any other Loan Party or exercise any other right or remedy available to them against either Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Termination Date has occurred. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against either Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the First-Lien Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of either Borrower, any other Loan Party or otherwise, notwithstanding the occurrence of the Termination Date.

SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the First-Lien Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of either Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the First-Lien Collateral Agent for distribution to the Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the First-Lien Collateral Agent as provided above, all rights of such Guarantor against either Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of each Borrower’s and each other Loan Party’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the First-Lien Collateral Agent nor any other Secured Party will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

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ARTICLE III

Security Interests In Personal Property

SECTION 3.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations (and, to the extent provided in Section 6.01, the Existing Senior Note Obligations), each Grantor hereby assigns and pledges to the First-Lien Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders), and hereby grants to the First-Lien Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders), a security interest (the “Security Interest”), in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (but excluding any Excluded Collateral, collectively, the “Collateral”):

(i) all Accounts;

(ii) the Cash Collateral Account and all cash, securities, Instruments and other property deposited or required to be deposited therein;

(iii) all Commercial Tort Claims;

(iv) all Chattel Paper;

(v) all Documents;

(vi) all Equipment;

(vii) all General Intangibles;

(viii) all Goods;

(ix) all Instruments;

(x) all Inventory;

(xi) all Investment Property;

(xii) all Intellectual Property;

(xiii) all Letter-of-Credit Rights;

(xiv) all Pledged Collateral;

(xv) all books and records pertaining to the Collateral;

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(xvi) all Supporting Obligations; and

(xvii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

Notwithstanding the foregoing, Collateral shall include cash, cash equivalents and securities to the extent the same constitute Proceeds and products of any item set forth in clauses (i) through (xvii) above, but in no event shall any control agreements be required to be obtained in respect thereof.

(b) Each Grantor hereby authorizes the First-Lien Collateral Agent at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) with respect to the Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (x) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (y) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Collateral relates. Each Grantor agrees to provide such information to the First-Lien Collateral Agent promptly upon written request. The First-Lien Collateral Agent agrees, upon request by the US Borrower and at its expense, to furnish copies of such filings to the US Borrower.

(c) The First-Lien Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) such documents as may be necessary for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the First-Lien Collateral Agent as secured party. The First-Lien Collateral Agent agrees, upon request by the US Borrower and at its expense, to furnish copies of such filings to the US Borrower.

(d) The Security Interest is granted as security only and, except as otherwise required by applicable law, shall not subject the First-Lien Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral. Nothing contained in this Agreement shall be construed to make the First-Lien Collateral Agent or any other Secured Party liable as a member of any limited liability company or as a partner of any partnership, neither the First-Lien Collateral Agent nor any other Secured Party by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the First-Lien Collateral Agent shall become the owner of Pledged Collateral consisting of a limited liability company interest or a partnership interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the First-Lien Collateral Agent, any other Secured Party, any Grantor and/or any other Person.

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SECTION 3.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the First-Lien Collateral Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the First-Lien Collateral Agent, for the ratable benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders), the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement.

(b) Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been prepared by the First-Lien Collateral Agent based upon the information provided to the First-Lien Collateral Agent and the Secured Parties by the Grantors for filing in each governmental, municipal or other office specified on Schedule IV hereof (or specified by notice from the US Borrower to the First-Lien Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Section 5.09 of the Credit Agreement), which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in the Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary as of the Closing Date (or after the Closing Date, in the case of filings, recordings or registrations required by Section 5.09 of the Credit Agreement) to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the First-Lien Collateral Agent (for the ratable benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders)) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that, to the extent the Collateral consists of Intellectual Property, a fully executed agreement in the form hereof or, alternatively, each applicable short form security agreement in the form attached to the Credit Agreement as Exhibits F-A1, F-A2 and F-A3, and containing a description of all Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights has been or will be delivered to the First-Lien Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any

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other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the First-Lien Collateral Agent (for the ratable benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders)) in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of United States federally registered Patents, Trademarks and Copyrights (and applications therefor) acquired or developed after the date hereof).

(c) The Security Interest constitutes (i) a legal and valid security interest in all Collateral securing the payment and performance of the Obligations (and, to the extent provided in Section 6.01, the Existing Senior Note Obligations), (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any state thereof) pursuant to the Uniform Commercial Code and (iii) subject to the filings described in Section 3.02(b), a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement (or the applicable short form security agreement) with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three month period (commencing as of the date hereof) pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. § 205. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Permitted Liens.

(d) Schedule II correctly sets forth as of the Closing Date the percentage of the issued and outstanding shares or units of each class of the Equity Interests of the issuer thereof represented by the Pledged Stock and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder.

(e) The Pledged Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock issued by a corporation, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other loss affecting creditors’ rights generally and general principles of equity or at law.

(f) Schedule V correctly sets forth as of the Closing Date (i) the exact legal name of each Grantor, as such name appears in its respective certificate or articles of incorporation or formation, (ii) the jurisdiction of organization of each Grantor, (iii) the mailing address of each Grantor, (iv) the organizational identification number, if any, issued by the jurisdiction of organization of each Grantor, (v) the identity or type of organization of each Grantor and (vi) the Federal Taxpayer Identification Number, if any, of each Grantor which is a Specified Loan Party. The US Borrower agrees to update the information required pursuant to the preceding sentence as provided in Sections 5.04(i) and 5.06 of the Credit Agreement.

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(g) The Collateral is owned by the Grantors free and clear of any Lien, except for Permitted Liens.

(h) Notwithstanding the foregoing or anything else in this Agreement to the contrary, no representation, warranty or covenant is made with respect to the creation or perfection of a security interest in Collateral to the extent such creation or perfection would require (i) any filing other than a filing in the United States of America, any state thereof and the District of Columbia or (ii) other action under the laws of any jurisdiction other than the United States of America, any state thereof and the District of Columbia.

(i) As of the Closing Date, no Grantor holds (i) any Commercial Tort Claims or (ii) any interest in any Chattel Paper, in each case, in an amount in excess of $10,000,000 individually, except as described in Schedule VI hereto.

(j) Each Grantor represents and warrants that (x) the Trademarks, Patents and Copyrights listed on Schedule III include all United States federal registrations and pending applications for Trademarks, Patents and Copyrights, all as in effect as of the date hereof, that such Grantor owns and that are material to the conduct of its business as of the date hereof and (y) all Domain Names listed on Schedule III include all Domain Names in which such Grantor has rights as of the date hereof that are material to the conduct of its business as of the date hereof.

SECTION 3.03. Covenants.

(a) Subject to Section 3.02(h), each Grantor shall, at its own expense, take all commercially reasonable actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the First-Lien Collateral and the priority thereof against any Lien which does not constitute a Permitted Lien.

(b) Subject to Section 3.02(h), each Grantor agrees, upon written request by the First-Lien Collateral Agent and at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the First-Lien Collateral Agent may from time to time reasonably deem necessary to obtain, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing or continuation statements (including fixture filings) or other documents in connection herewith or therewith.

(c) At its option, but only following 5 Business Days’ written notice to each Grantor of its intent to do so, the First-Lien Collateral Agent may discharge past due Taxes, assessments, charges, fees or Liens at any time levied or placed on the Collateral which do not constitute a Permitted Lien, and may pay for the maintenance and

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preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, and each Grantor jointly and severally agrees to reimburse the First-Lien Collateral Agent within 30 days after demand for any reasonable payment made or any reasonable expense incurred by the First-Lien Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the First-Lien Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees or Liens and maintenance as set forth herein or in the other Loan Documents.

(d) Each Grantor shall remain liable to observe and perform all conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof.

SECTION 3.04. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the First-Lien Collateral Agent to enforce, the Security Interest in the Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Collateral:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments in excess of $10,000,000 individually, such Grantor shall forthwith endorse, assign and deliver the same to the First-Lien Collateral Agent, accompanied by such undated instruments of endorsement, transfer or assignment duly executed in blank as the First-Lien Collateral Agent may from time to time reasonably specify.

(b) Investment Property. Subject to the terms hereof, if any Grantor shall at any time hold or acquire any Certificated Securities, such Grantor shall forthwith endorse, assign and deliver the same to the First-Lien Collateral Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the First-Lien Collateral Agent may from time to time reasonably specify. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof and supplement any prior schedule so delivered; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities and shall not in and of itself result in any Default or Event of Default. Each certificate representing an interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 3.01 shall be physically delivered to the First-Lien Collateral Agent in accordance with the terms of the Credit Agreement and endorsed to the First-Lien Collateral Agent or endorsed in blank.

(c) Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in an amount in excess of $10,000,000 individually in any Electronic Chattel Paper or any “transferable record”, as that term is defined in Section 201 of the Federal Electronic Signatures

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in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the First-Lien Collateral Agent thereof and, at the request of the First-Lien Collateral Agent, shall take such action as the First-Lien Collateral Agent may reasonably request to vest in the First-Lien Collateral Agent control under New York UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The First-Lien Collateral Agent agrees with such Grantor that the First-Lien Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the First-Lien Collateral Agent and so long as such procedures will not result in the First-Lien Collateral Agent’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

(d) Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit in excess of $10,000,000 individually, now or hereafter issued in favor of such Grantor, such Grantor shall notify the First-Lien Collateral Agent thereof and, at the reasonable request and option of the First-Lien Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the First-Lien Collateral Agent, use commercially reasonable efforts to either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the First-Lien Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the First-Lien Collateral Agent to become the transferee beneficiary of the letter of credit, with the First-Lien Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

(e) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in excess of $10,000,000 individually, the Grantor shall notify the First-Lien Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the First-Lien Collateral Agent, for the ratable benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders), in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the First-Lien Collateral Agent.

(f) Security Interests in Property of Account Debtors. If at any time any Grantor shall take a security interest in any property of an Account

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Debtor or any other Person the value of which equals or exceeds $10,000,000 to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the First-Lien Collateral Agent for the benefit of the Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

SECTION 3.05. Voting Rights; Dividends and Interest, Etc. Unless and until an Event of Default shall have occurred and be continuing and, except in the case of a Bankruptcy Default, the First-Lien Collateral Agent shall have given the Grantors notice of its intent to exercise its rights under this Agreement:

(a) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of the Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents and the Existing Senior Notes Indenture and applicable law.

(b) The First-Lien Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a) above.

(c) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are not prohibited by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents, the Existing Senior Notes Indenture and applicable law; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Collateral, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall be held in trust for the benefit of the First-Lien Collateral Agent and the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders) and shall be delivered to the First-Lien Collateral Agent in the same form as so received (with any necessary endorsement reasonably requested by the First-Lien Collateral Agent) on or prior to the later to occur of (i) 30 days following the receipt thereof and (ii) the earlier of the date of the required delivery of the Pricing Certificate following the receipt of such items and the date which is 45 days after the end of the most recently ended fiscal quarter.

SECTION 3.06. Additional Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Except as could not reasonably be expected to have a Material Adverse Effect, each Grantor agrees that it will not, and will use commercially reasonable efforts to not permit any of its licensees to, do any act, or omit to do any act, whereby any Patent that is material to the conduct of such Grantor’s business may become invalidated or dedicated to the public.

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(b) Except as could not reasonably be expected to have a Material Adverse Effect, each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor’s business, use commercially reasonable efforts to maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use.

(c) Except as could not reasonably be expected to have a Material Adverse Effect (and subject to Section 7.15(a) hereof), each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a material Copyright, use commercially reasonable efforts to continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary to establish and preserve its rights under applicable copyright laws.

(d) Except to the extent failure to act could not reasonably be expected to have a Material Adverse Effect, each Grantor will take all reasonable and necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(e) Each Grantor agrees that, should it obtain an ownership or other interest in any Intellectual Property after the Closing Date (“After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of Trademarks, the goodwill symbolized thereby, shall automatically become part of the Collateral subject to the terms and conditions of this Agreement. At the time of any required delivery of information pursuant to Section 5.04(i) of the Credit Agreement, the relevant Grantor shall sign and deliver to the First-Lien Collateral Agent an appropriate Intellectual Property Security Agreement with respect to all applicable U.S. federally registered (or application for U.S. federally registered) After-Acquired Intellectual Property owned by it as of the last day of applicable fiscal quarter, to the extent that such Intellectual Property is not covered by any previous Intellectual Property Security Agreement so signed and delivered by it.

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ARTICLE IV

Remedies

SECTION 4.01. Pledged Collateral. (a) Upon the occurrence and during the continuance of an Event of Default and with notice to the US Borrower, the First-Lien Collateral Agent, on behalf of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders), shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the First-Lien Collateral Agent. Upon the occurrence and during the continuance of an Event of Default and with notice to the relevant Grantor, the First-Lien Collateral Agent shall at all times have the right to exchange the certificates representing any Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

(b) Upon the occurrence and during the continuance of an Event of Default, after the First-Lien Collateral Agent shall have notified the US Borrower in writing of the suspension of their rights under paragraph (c) of Section 3.05, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (c) of Section 3.05 shall cease, and all such rights shall thereupon become vested in the First-Lien Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of Section 3.05 shall be held in trust for the benefit of the First-Lien Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the First-Lien Collateral Agent upon demand in the same form as so received (with any necessary endorsement or instrument of assignment). Any and all money and other property paid over to or received by the First-Lien Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the First-Lien Collateral Agent in an account to be established by the First-Lien Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.03. After all Events of Default have been cured or waived, the First-Lien Collateral Agent shall promptly repay to each applicable Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (c) of Section 3.05 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default and with notice to the US Borrower, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a) of Section 3.05, and the obligations of the First-Lien Collateral Agent under paragraph (b) of Section 3.05, shall cease, and all such rights shall thereupon become vested in the First-Lien Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided, however, that, unless otherwise directed by the Required First-Lien Lenders, the First-Lien Collateral Agent shall have the right from time to time following and during the

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continuance of an Event of Default and the provision of the notice referred to above to permit the Grantors to exercise such rights. To the extent the notice referred to in the first sentence of this paragraph (c) has been given, after all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a) of Section 3.05, and the First-Lien Collateral Agent shall again have the obligations under paragraph (b) of Section 3.05.

(d) Notwithstanding anything to the contrary contained in this Section 4.01, if a Bankruptcy Default shall have occurred and be continuing, the First-Lien Collateral Agent shall not be required to give any notice referred to in Section 3.05 or this Section 4.01 in order to exercise any of its rights described in said Sections, and the suspension of the rights of each of the Grantors under said Sections shall be automatic upon the occurrence of such Bankruptcy Default.

SECTION 4.02. Uniform Commercial Code and Other Remedies. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the First-Lien Collateral Agent on demand, and it is agreed that the First-Lien Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantor to the First-Lien Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the First-Lien Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements), and (b) to withdraw any and all cash or other Collateral from the Cash Collateral Account and to apply such cash and other Collateral to the payment of any and all Obligations (and to the extent provided in Section 6.01, to the payment of any and all Existing Senior Note Obligations) in the manner provided in Section 4.03, (c) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral without breach of the peace, and subject to the terms of any related lease agreement, to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and (d) generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the First-Lien Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange upon such commercially reasonable terms and conditions as it may deem advisable, for cash, upon credit or for future delivery as the First-Lien Collateral Agent shall deem appropriate. The First-Lien Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the First-Lien Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or

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purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The First-Lien Collateral Agent shall give each applicable Grantor 10 Business Days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the First-Lien Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the First-Lien Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the First-Lien Collateral Agent may (in its sole and absolute discretion) determine. The First-Lien Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The First-Lien Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the First-Lien Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the First-Lien Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party (and, to the extent provided in Section 6.01, any Existing Senior Note Holder) may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by applicable law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party (and, to the extent provided in Section 6.01, such Existing Senior Note Holder) from any Grantor as a credit against the purchase price, and such Secured Party (and, to the extent provided in Section 6.01, such Existing Senior Note Holder) may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the First-Lien Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the First-Lien Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations (and to the extent required by

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Section 6.01, the Existing Senior Note Obligations) paid in full. As an alternative to exercising the power of sale herein conferred upon it, the First-Lien Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

Each Grantor irrevocably makes, constitutes and appoints the First-Lien Collateral Agent (and all officers, employees or agents designated by the First-Lien Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required under the Credit Agreement or to pay any premium in whole or part relating thereto, the First-Lien Collateral Agent may, without waiving or releasing any obligation or liability of any Grantor hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the First-Lien Collateral Agent deems advisable. All sums disbursed by the First-Lien Collateral Agent in connection with this paragraph, including attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the First-Lien Collateral Agent and shall be additional Obligations secured hereby.

SECTION 4.03. Application of Proceeds. If an Event of Default shall have occurred and be continuing the First-Lien Collateral Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral in accordance with the requirements of the Intercreditor Agreement. Upon any sale of Collateral by the First-Lien Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the First-Lien Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the First-Lien Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 4.04. Grant of License to Use Intellectual Property. For the purpose of enabling the First-Lien Collateral Agent to exercise rights and remedies under this Agreement at such time as the First-Lien Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the First-Lien Collateral Agent an irrevocable (until the termination of this Agreement), nonexclusive license, subject in all respects to any existing licenses (exercisable without payment of royalty or other compensation to the Grantors), to use, license or sublicense any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of

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such license by the First-Lien Collateral Agent may be exercised, at the option of the First-Lien Collateral Agent, only upon the occurrence and during the continuation of an Event of Default; provided, however, that any license, sublicense or other transaction entered into by the First-Lien Collateral Agent in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure of an Event of Default.

SECTION 4.05. Securities Act, Etc. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the U.S. Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the First-Lien Collateral Agent if the First-Lien Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the First-Lien Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that to the extent such restrictions and limitations apply to any proposed sale of Pledged Collateral, the First-Lien Collateral Agent may, with respect to any sale of such Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that to the extent such restrictions and limitations apply to any proposed sale of Pledged Collateral, the First-Lien Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the First-Lien Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the First-Lien Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 4.05 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the First-Lien Collateral Agent sells.

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ARTICLE V

Indemnity, Subrogation and Subordination

SECTION 5.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 5.03), the Borrowers agree that (a) in the event a payment shall be made by any Guarantor under this Agreement, the Borrowers shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part a claim of any Secured Party (and, to the extent provided in Section 6.01, any Existing Senior Note Holder), the Borrowers shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 5.02. Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 5.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation, or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party (and, to the extent provided in Section 6.01, to the Existing Senior Note Holders), and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by a Borrower as provided in Section 5.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to (i) the amount of such payment or (ii) the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.16, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 5.02 shall be subrogated to the rights of such Claiming Guarantor under Section 5.01 to the extent of such payment.

SECTION 5.03. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 5.01 and 5.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the Loan Document Obligations (and, to the extent Section 6.01 is applicable, the Existing Senior Note Obligations) until the Termination Date; provided, that if any amount shall be paid to such Grantor on account of such subrogation rights at any time prior to the Termination Date, such amount shall be held in trust for the benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders) and shall forthwith be paid to the First-Lien Collateral Agent to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 4.03. No failure on the part of a Borrower or any Guarantor to make the payments required by Sections 5.01 and 5.02 (or any other payments required under applicable law or

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otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of its obligations hereunder.

ARTICLE VI

Equal and Ratable Provisions

SECTION 6.01. Equal and Ratable Security. This Agreement and the other Security Documents (a) secure the Existing Senior Note Obligations equally and ratably with all other Obligations to the extent (but only to the extent) required by Section 1008 of the Existing Senior Notes Indenture, (b) shall be construed and enforced accordingly and (c) shall be enforced in accordance with the terms of the Intercreditor Agreement.

SECTION 6.02. Termination. This Article VI shall cease to apply if and when (i) all of the Existing Senior Note Obligations have been fully satisfied and discharged (including in accordance with Article XIII of the Existing Senior Notes Indenture) or (ii) the Existing Senior Notes Indenture shall have been amended such that the Existing Senior Note Obligations are no longer required to be secured equally and ratably with the Obligations.

ARTICLE VII

Miscellaneous

SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it in care of the US Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 7.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the First-Lien Lenders and the Issuing Banks and shall survive the execution and delivery of the Loan Documents and the making of any First-Lien Loans and issuance of any Letters of Credit, regardless of any investigation made by any First-Lien Lender or Issuing Bank or on their behalf and notwithstanding that the First-Lien Collateral Agent, any Issuing Bank or any First-Lien Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect until the Termination Date.

SECTION 7.03. Binding Effect; Several Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf

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of such Loan Party shall have been delivered to the First-Lien Collateral Agent and a counterpart hereof shall have been executed on behalf of the First-Lien Collateral Agent, and thereafter shall be binding upon such Loan Party and the First-Lien Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the First-Lien Collateral Agent and the other Secured Parties (and, to the extent provided in Section 6.01, the Existing Senior Note Holders) and their respective successors and permitted assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void), except as contemplated or permitted by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 7.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the First-Lien Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 7.05. First-Lien Collateral Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the First-Lien Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the First-Lien Collateral Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all costs, expenses (including reasonable fees, out-of-pocket disbursements and other charges of one primary counsel, one regulatory counsel and one local counsel to the Indemnitees (taken as a whole) in each relevant jurisdiction; provided, however, that if (i) one or more Indemnitees shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to one or more other Indemnitees or (ii) the representation of the Indemnitees (or any portion thereof) by the same counsel would be inappropriate due to actual or potential differing interests between them, then such expenses shall include the reasonable fees, out-of-pocket disbursements and other charges of one separate counsel to such Indemnitees, taken as a whole, in each relevant jurisdiction) and liabilities arising out of or in connection with the execution, delivery or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating to any of the foregoing or to the Collateral, regardless of whether any Indemnitee is a party thereto or whether initiated by a third party or by a Loan Party or any Affiliate thereof; provided, however, that such indemnity shall not, as to any Indemnitee, be available to the extent that such costs, expenses or liabilities (x) resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or material

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breach of its (or its Related Parties’) obligations hereunder or (y) resulted from any dispute solely among Indemnitees and not involving the Grantors or their respective Affiliates. To the extent permitted by applicable law, no party hereto shall assert, and each party hereto hereby waives any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of proceeds thereof.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other First-Lien Security Documents. The provisions of this Section 7.05 shall survive the Termination Date.

SECTION 7.06. First-Lien Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the First-Lien Collateral Agent as the attorney-in-fact of such Grantor for the purpose of, upon the occurrence and during the continuance of an Event of Default, carrying out the provisions of this Agreement and taking any action and executing any instrument that the First-Lien Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, however, that the First-Lien Collateral Agent shall not execute on behalf of Grantors any application or other instrument to be submitted to the FCC. Without limiting the generality of the foregoing, the First-Lien Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the First-Lien Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral, (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral, (d) to send verifications of Accounts to any Account Debtor, (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral, (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the First-Lien Collateral Agent or the Cash Collateral Account, and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement in accordance with its terms, as fully and completely as though the First-Lien Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the First-Lien Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the First-Lien Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The First-Lien Collateral Agent and the Secured Parties (and, to the extent provided in Section 6.01, the Existing Senior Note

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Holders) shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, willful misconduct or bad faith. The foregoing powers of attorney being coupled with an interest, are irrevocable until the Security Interest shall have terminated in accordance with the terms hereof.

SECTION 7.07. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

SECTION 7.08. Waivers; Amendment. (a) No failure or delay by the First-Lien Collateral Agent, the Administrative Agent, any Issuing Bank or any First-Lien Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the First-Lien Collateral Agent, the Administrative Agent, the Issuing Banks and the First-Lien Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.08, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the First-Lien Collateral Agent, any First-Lien Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. Except as otherwise provided herein, no notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the First-Lien Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

(c) In no event shall the consent of any Existing Senior Note Holder be required in connection with any amendment, amendment and restatement, supplement, waiver or other modification of this Agreement.

SECTION 7.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO (AND EACH OTHER SECURED PARTY AND EACH EXISTING SENIOR NOTE HOLDER, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF) HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY

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RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.

SECTION 7.10. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.11. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 7.03. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 7.12. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.13. Jurisdiction; Consent to Service of Process. (a) Each of the Grantors and the Secured Parties (and, to the extent provided by Section 6.01, the Existing Senior Note Holders), by their acceptance of the benefits of this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the Loan Parties and the Secured Parties, by their acceptance of the benefits of this Agreement hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Loan Parties and the Secured

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Parties (and, to the extent provided in Section 6.01, the Existing Senior Note Holders), by their acceptance of the benefits of this Agreement agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the First-Lien Collateral Agent, the Administrative Agent, any Issuing Bank or any First-Lien Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or its properties in the courts of any jurisdiction.

(b) Each of the Loan Parties, the Secured Parties and, to the extent provided by Section 6.01, the Existing Senior Note Holders, by their acceptance of the benefits of this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the Loan Parties, the Secured Parties and, to the extent provided by Section 6.01, the Existing Senior Note Holders, by their acceptance of the benefits of this Agreement hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each of the Loan Parties, the Secured Parties and, to the extent provided by Section 6.01, the Existing Senior Note Holders, by their acceptance of the benefits of this Agreement hereby irrevocably consents to service of process in the manner provided for notices in Section 8.01. Nothing in this Agreement or any other Loan Document will affect the right of the First-Lien Collateral Agent or the Grantors to serve process in any other manner permitted by law.

SECTION 7.14. Termination or Release. (a) This Agreement, the Guarantees made herein, the Security Interest, the pledge of the Pledged Collateral and all other security interests granted hereby shall terminate on the Termination Date (other than to the extent any funds are on deposit in the Cash Collateral Account in respect of any L/C Backstop, in which case, the Security Interest in such Cash Collateral Account shall continue until released by the relevant Issuing Bank).

(b) A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the Security Interests created hereunder in the Collateral of such Subsidiary Guarantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Guarantor ceases to be a subsidiary.

(c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement to any person that is not a Borrower or a Grantor, or, upon the effectiveness of any written consent to the release of the Security Interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released.

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(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) above, the First-Lien Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all Uniform Commercial Code termination statements and similar documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.14 shall be without recourse to or representation or warranty by the First-Lien Collateral Agent (other than any representation and warranty that the First-Lien Collateral Agent has the authority to execute and deliver such documents) or any Secured Party, including the Existing Senior Note Holders as provided by Section 6.01. Without limiting the provisions of Section 7.05, the Borrowers shall reimburse the First-Lien Collateral Agent upon demand for all reasonable out-of-pocket costs and expenses, including the fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 7.14.

(e) In the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) such subsidiary’s Equity Interests and/or other securities issued by such subsidiary to secure the Obligations in excess of the amount then pledged without the filing with the SEC (or any other Governmental Authority) of separate financial statements of such subsidiary, then the Equity Interests and/or other securities issued by such subsidiary will automatically be deemed to be a part of the Collateral (and shall cease to be Excluded Collateral) for the relevant Obligations but only to the extent necessary to not be subject to any such financial statement requirement.

(f) At any time that the respective Grantor desires that the First-Lien Collateral Agent take any action described in preceding paragraph (d) above, it shall, upon request of the First-Lien Collateral Agent, deliver to the Collateral Agent an officer’s certificate certifying that the release of the respective Collateral is permitted pursuant to paragraph (a), (b) or (c). The First-Lien Collateral Agent shall have no liability whatsoever to any Secured Party as the result of any release of Collateral by it as permitted (or which the First-Lien Collateral Agent in good faith believes to be permitted) by this Section 7.14.

SECTION 7.15. FCC Compliance. (a) Notwithstanding anything to the contrary contained herein or in any other agreement, instrument or document executed in connection herewith, no party hereto shall take any actions hereunder that would constitute or result in a transfer or assignment of any FCC License or a change of control over such FCC License requiring the prior approval of the FCC without first obtaining such prior approval of the FCC. In addition, the parties acknowledge that the voting rights of the Pledged Stock shall remain with the relevant Grantor thereof even upon the occurrence and during the continuance of an Event of Default until the FCC shall have given its prior consent to the exercise of stockholder rights by a purchaser at a public or private sale of such Pledged Stock or the exercise of such rights by the First-Lien Collateral Agent or by a receiver, trustee, conservator or other agent duly appointed pursuant to applicable law.

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(b) If an Event of Default shall have occurred and is continuing, each Grantor shall take any action which the First-Lien Collateral Agent may reasonably request in the exercise of its rights and remedies under this Agreement in order to transfer or assign the Collateral to the First-Lien Collateral Agent or to such one or more third parties as the First-Lien Collateral Agent may designate, or to a combination of the foregoing. To enforce the provision of this Section 7.15, the First-Lien Collateral Agent is empowered to seek from the FCC and any other Governmental Authority, to the extent required, consent to or approval of any involuntary transfer of control of any entity whose Collateral is subject to this Agreement for the purpose of seeking a bona fide purchaser to whom control ultimately will be transferred. Each Grantor agrees to cooperate with any such purchaser and with the First-Lien Collateral Agent in the preparation, execution and filing of any forms and providing any information that may be necessary or helpful in obtaining the FCC’s consent to the assignment to such purchaser of the Collateral. Each Grantor hereby agrees to consent to any such voluntary or involuntary transfer after and during the continuation of an Event of Default and, without limiting any rights of the First-Lien Collateral Agent under this Agreement, to authorize the First-Lien Collateral Agent to nominate a trustee or receiver to assume control of the Collateral, subject only to required judicial, FCC or other consents required by Governmental Authorities, in order to effectuate the transactions contemplated by this Section 7.15. Such trustee or receiver shall have all the rights and powers as provided to it by law or court order, or to the First-Lien Collateral Agent under this Agreement. Each Grantor shall cooperate fully in obtaining the consent of the FCC and the approval or consent of each other Governmental Authority required to effectuate the foregoing.

(c) Without limiting the obligations of any Grantor hereunder in any respect, each Grantor further agrees that if such Grantor, upon or after the occurrence (and during the continuance) of an Event of Default, should fail or refuse for any reason whatsoever, without limitation, including any refusal to execute any application necessary or appropriate to obtain any governmental consent necessary or appropriate for the exercise of any right of the First-Lien Collateral Agent hereunder, such Grantor agrees that such application may be executed on such Grantor’s behalf by the clerk of any court of competent jurisdiction without notice to such Grantor pursuant to court order.

SECTION 7.16. Additional Subsidiaries. Pursuant to Section 5.09 of the Credit Agreement, each Restricted Subsidiary (other than a Foreign Subsidiary, an Excluded Subsidiary, or a Domestic Subsidiary that is a disregarded entity for U.S. federal income tax purposes owned by a non-disregarded non-U.S. entity) that was not in existence or not a subsidiary on the Closing Date is required to enter into this Agreement as a Subsidiary Guarantor and a Grantor upon becoming such a subsidiary. Upon execution and delivery by the First-Lien Collateral Agent and such subsidiary of a supplement in the form of Exhibit A hereto, such subsidiary shall become a Subsidiary Guarantor and a Grantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor and a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

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SECTION 7.17. Security Interest and Obligations Absolute. Subject to Section 7.14 hereof, all rights of the First-Lien Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument (so long as the same are made in accordance with the terms of Section 9.08 of the Credit Agreement), (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

SECTION 7.18. Limitation on First-Lien Collateral Agent’s Responsibilities with Respect to Existing Senior Notes Holders. The obligations of the First-Lien Collateral Agent to the Existing Senior Note Holders and the Existing Senior Note Trustee hereunder shall be limited as provided in the Intercreditor Agreement.

SECTION 7.19. Effectiveness of Merger. Upon the consummation of the Merger, the Company shall succeed to all the rights and obligations of Merger Sub under this Agreement, without any further action by any Person.

[Remainder of page intentionally left blank]

35

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

BROADCAST MEDIA PARTNERS HOLDINGS, INC.

By:
Name:	Andrew W. Hobson
Title:	Senior Executive Vice President

UMBRELLA ACQUISITION, INC.

By:
Name:	Andrew W. Hobson
Title:	Senior Vice President

UNIVISION OF PUERTO RICO INC.

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

UNIVISION COMMUNICATIONS INC. HEREBY ABSOLUTELY, IRREVOCABLY AND UNCONDITIONALLY ASSUMES ALL OBLIGATIONS OF UMBRELLA ACQUISITION, INC. UNDER THIS AGREEMENT.

UNIVISION COMMUNICATIONS INC.

By:
Name:	Andrew W. Hobson
Title:	Senior Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

THE UNIVISION NETWORK LIMITED PARTNERSHIP

By:	Univision Communications Inc., its general partner

By:
Name:	Andrew W. Hobson
Title:	Senior Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

EDIMONSA CORPORATION
EL TRATO, INC.
FONOHITS MUSIC PUBLISHING, INC.
FONOMUSIC, INC.
FONOVISA, INC.
GALAVISION, INC.
HPN NUMBERS, INC.
KCYT-FM LICENSE CORP.
KECS-FM LICENSE CORP.
KESS-AM LICENSE CORP.
KESS-TV LICENSE CORP.
KHCK-FM LICENSE CORP.
KICI-AM LICENSE CORP.
KICI-FM LICENSE CORP.
KLSQ-AM LICENSE CORP.
KLVE-FM LICENSE CORP.
KMRT-AM LICENSE CORP.
KTNQ-AM LICENSE CORP.
LICENSE CORP. NO. 1
LICENSE CORP. NO. 2
MI CASA PUBLICATIONS, INC.
PTI HOLDINGS, INC.
SERVICIO DE INFORMACION PROGRAMATIVA, INC.
SPANISH COAST-TO-COAST LTD.
SUNSHINE ACQUISITION CORP.
T C TELEVISION, INC.
TELEFUTURA NETWORK
TELEFUTURA OF SAN FRANCISCO, INC.
TELEFUTURA ORLANDO INC.
TELEFUTURA TELEVISION GROUP, INC.
TICHENOR LICENSE CORPORATION
TMS LICENSE CALIFORNIA, INC.
UNIVISION HOME ENTERTAINMENT, INC.
UNIVISION INVESTMENTS, INC.
UNIVISION MANAGEMENT CO.
UNIVISION MUSIC, INC.
UNIVISION OF ATLANTA INC.
UNIVISION OF NEW JERSEY INC.
UNIVISION OF RALEIGH, INC.
UNIVISION ONLINE, INC.

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION PUERTO RICO STATIO ACQUISITION COMPANY
UNIVISION PUERTO RICO STATION OPERATING COMPANY
UNIVISION PUERTO RICO STATION PRODUCTION COMPANY
UNIVISION RADIO CORPORATE SALES, INC.
UNIVISION RADIO FRESNO, INC.
UNIVISION RADIO GP, INC.
UNIVISION RADIO HOUSTON LICENSE CORPORATION
UNIVISION RADIO ILLINOIS, INC.
UNIVISION RADIO INVESTMENTS, INC.
UNIVISION RADIO LAS VEGAS, INC.
UNIVISION RADIO LICENSE CORPORATION
UNIVISION RADIO LOS ANGELES, INC.
UNIVISION RADIO MANAGEMENT COMPANY, INC.
UNIVISION RADIO NEW MEXICO, INC.
UNIVISION RADIO NEW YORK, INC.
UNIVISION RADIO PHOENIX, INC.
UNIVISION RADIO SACRAMENTO, INC.
UNIVISION RADIO SAN DIEGO, INC.
UNIVISION RADIO SAN FRANCISCO, INC.
UNIVISION RADIO TOWER COMPANY, INC.
UNIVISION TELEVISION GROUP, INC.
WADO RADIO, INC.
WADO-AM LICENSE CORP.
WLXX-AM LICENSE CORP.
WPAT-AM LICENSE CORP.
WQBA-AM LICENSE CORP.
WQBA-FM LICENSE CORP.
WURZBURG, INC.

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION RADIO, INC.

By:
Name:	Andrew W. Hobson
Title:	Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

HBCI, LLC UNIVISION RADIO FLORIDA, LLC

By:	Univision Radio, Inc., its sole member

By:
Name:	Andrew W. Hobson
Title:	Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

TELEFUTURA SAN FRANCISCO LLC

By:	Telefutura San Francisco, Inc., its sole member

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION NEW YORK LLC UNIVISION PHILADELPHIA LLC
By:	Univision of New Jersey Inc., its sole member

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

DISA LLC

By:	Univision Music, Inc., its member

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

By:	DISA Holdco LLC, its member

By:	Univision Communications Inc., its member

By:
Name:	Andrew W. Hobson
Title:	Senior Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

DISA LATIN PUBLISHING, LLC

By:
Name:	Dave Palacio
Title:	Manager

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

STATION WORKS, LLC
TELEFUTURA ALBUQUERQUE LLC
TELEFUTURA BAKERSFIELD LLC
TELEFUTURA BOSTON LLC
TELEFUTURA CHICAGO LLC
TELEFUTURA D.C. LLC
TELEFUTURA DALLAS LLC
TELEFUTURA FRESNO LLC
TELEFUTURA HOUSTON LLC
TELEFUTURA LOS ANGELES LLC
TELEFUTURA MIAMI LLC
TELEFUTURA SACRAMENTO LLC
TELEFUTURA SOUTHWEST LLC
TELEFUTURA TAMPA LLC

By:	Telefutura Television Group, Inc., its sole member

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

TELEFUTURA PARTNERSHIP OF DOUGLAS
TELEFUTURA PARTNERSHIP OF FLAGSTAFF
TELEFUTURA PARTNERSHIP OF FLORESVILLE
TELEFUTURA PARTNERSHIP OF PHOENIX
TELEFUTURA PARTNERSHIP OF SAN ANTONIO
TELEFUTURA PARTNERSHIP OF TUCSON

By:	Telefutura Television Group, Inc., its general partner

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

By:	Telefutura Southwest LLC, its general partner

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION MUSIC LLC

By:	Univision Music, Inc., its managing member

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION ATLANTA LLC

By:	Univision of Atlanta Inc., its sole member

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

WUVC LICENSE PARTNERSHIP G.P.

By:	Univision of Raleigh, Inc., its general partner

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

By:	Univision Television Group, Inc., its general partner

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

KAKW LICENSE PARTNERSHIP, L.P.
KUVN LICENSE PARTNERSHIP, L.P.
KWEX LICENSE PARTNERSHIP, L.P.
KXLN LICENSE PARTNERSHIP, L.P.
UVN TEXAS L.P.

By:	Univision Television Group, Inc., its general partner

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

KDTV LICENSE PARTNERSHIP, G.P.
KFTV LICENSE PARTNERSHIP, G.P.
KMEX LICENSE PARTNERSHIP, G.P.
KTVW LICENSE PARTNERSHIP, G.P.
KUVI LICENSE PARTNERSHIP, G.P.
KUVS LICENSE PARTNERSHIP, G.P.
WGBO LICENSE PARTNERSHIP, G.P.
WLTV LICENSE PARTNERSHIP, G.P.
WXTV LICENSE PARTNERSHIP, G.P.

By:	Univision Television Group, Inc., its general partner

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

By:	PTI Holdings, Inc., its general partner

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

WLII/WSUR LICENSE PARTNERSHIP, G.P.

By:	Univision of Puerto Rico Inc., its general partner

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION RADIO BROADCASTING PUERTO RICO, L.P.
UNIVISION RADIO BROADCASTING TEXAS, L.P.

By:	Univision Radio GP, Inc., its general partner

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION CLEVELAND LLC

By:	Univision Television Group, Inc., its sole member

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION TEXAS STATIONS LLC

By:
Name:	Ray Rodriguez
Title:	Manager

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION NETWORK PUERTO RICO PRODUCTION LLC

By:	The Univision Network Limited Partnership, its sole member

By:	Univision Communications Inc., its general partner

By:
Name:	Andrew W. Hobson
Title:	Senior Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION-EV HOLDINGS, LLC

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH,
as First-Lien Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST LIEN GUARANTEE AND COLLATERAL AGREEMENT]

Schedule I to the

First-Lien Guarantee and

Collateral Agreement

SUBSIDIARY GUARANTORS

Schedule II to the

First-Lien Guarantee and

Collateral Agreement

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

PLEDGED DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

Schedule III to the

First-Lien Guarantee and

Collateral Agreement

U.S. COPYRIGHTS OWNED BY GRANTOR

U.S. Copyright Registrations

Title	Reg. No.	Author

Pending U.S. Copyright Applications for Registration

Title	Author	Class	Date Filed

PATENTS OWNED BY GRANTORS

U.S. Patents

Patent No.	Issue Date

U.S. Patent Applications

Patent Application No.	Filing Date

III-2

TRADEMARK/TRADE NAMES OWNED BY GRANTORS

U.S. Trademark Registrations

Mark	Reg. Date	Reg. No.

U.S. Trademark Applications

Mark	Filing Date	Application No.

III-3

Schedule IV to the

First-Lien Guarantee and

Collateral Agreement

UCC FILING OFFICES

Schedule V to the

First-Lien Guarantee and

Collateral Agreement

SCHEDULE V

UCC INFORMATION

Schedule VI to the

First-Lien Guarantee and

Collateral Agreement

SCHEDULE VI

COMMERCIAL TORT CLAIMS AND CHATTEL PAPER

Exhibit A to the

First-Lien Guarantee and

Collateral Agreement

SUPPLEMENT NO. [•] (this “Supplement”) dated as of [•], to the First-Lien Guarantee and Collateral Agreement dated as of March 29, 2007 (the “Guarantee and Collateral Agreement”), among BROADCAST MEDIA PARTNERS HOLDINGS, INC., a Delaware corporation (“Holdings”), UMBRELLA ACQUISITION, INC., a Delaware corporation (“Merger Sub”) to be merged with and into UNIVISION COMMUNICATIONS INC. (the “Company”), UNIVISION OF PUERTO RICO INC., a Delaware corporation (“Subsidiary Borrower” and together with the US Borrower referred to in the Credit Agreement below, the “Borrowers” and each, a “Borrower”), each subsidiary of the Borrowers from time to time party thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, the Borrowers and Holdings are referred to collectively herein as the “Grantors”) and DEUTSCHE BANK AG NEW YORK BRANCH, as First-Lien collateral agent (in such capacity, the “First-Lien Collateral Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the Credit Agreement dated as of March 29, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the lenders from time to time party thereto (the “Lenders”), and Deutsche Bank AG New York Branch, as administrative agent for the Lenders, as First-Lien Collateral Agent and as second-lien collateral agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee and Collateral Agreement referred to therein, as applicable.

C. The Grantors have entered into the First Lien Guarantee and Collateral Agreement in order to induce the First-Lien Lenders to make First Lien Loans and the Issuing Banks to issue Letters of Credit. Section 7.16 of the Guarantee and Collateral Agreement provides that additional Restricted Subsidiaries of the Borrowers may become Subsidiary Guarantors and Grantors under the First Lien Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor and a Grantor under the First Lien Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit as consideration for Loans previously made and Letters of Credit previously issued, and to induce the Hedge Creditors to enter into and/or maintain Hedging Obligations with one or more Loan Parties.

Accordingly, the First-Lien Collateral Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.16 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct in all material respects on and as of the date hereof (for this purpose, as though references therein to the Closing Date were to the date hereof). In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the First-Lien Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties (and, to the extent provided in Section 6.01 of the Guarantee and Collateral Agreement, for the equal and ratable benefit of the Existing Senior Note Holders), their successors and permitted assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of the New Subsidiary. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the First-Lien Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the First-Lien Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the First-Lien Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of (i) any and all Equity Interests and Pledged Debt Securities now owned by the New Subsidiary and

A-2

(ii) any and all Intellectual Property now owned by the New Subsidiary and (b) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary and its jurisdiction of organization.

SECTION 5. Except as expressly supplemented hereby, the First-Lien Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the First-Lien Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the First-Lien Guarantee and Collateral Agreement) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Subsidiary shall be given to it in care of the Borrowers as provided in Section 9.01 of the Credit Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the First-Lien Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the First-Lien Collateral Agent.

A-3

IN WITNESS WHEREOF, the New Subsidiary and the First-Lien Collateral Agent have duly executed this Supplement to the First Lien Guarantee and Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

by
Name:
Title:
Address:
Legal Name:
Jurisdiction of Formation:

DEUTSCHE BANK AG NEW YORK
BRANCH, as First-Lien Collateral Agent,

by:
Name:
Title:

by;
Name:
Title:

A-4

Collateral of the New Subsidiary

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

PLEDGED DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

INTELLECTUAL PROPERTY

[Follow format of Schedule III to the

Guarantee and Collateral Agreement.]

EXHIBIT D-2

to the Credit Agreement

FORM OF

SECOND-LIEN GUARANTEE AND COLLATERAL AGREEMENT

dated as of

March 29, 2007

among

BROADCAST MEDIA PARTNERS HOLDINGS, INC.,

UMBRELLA ACQUISITION, INC.

(to be merged with and into UNIVISION COMMUNICATIONS INC.),

the Subsidiaries of UNIVISION COMMUNICATIONS INC.

from time to time party hereto

and

DEUTSCHE BANK AG NEW YORK BRANCH,

as Second-Lien Collateral Agent

i

(continued)

ii

Schedules

Schedule I	Subsidiary Guarantors
Schedule II	Equity Interests; Pledged Debt Securities
Schedule III	Intellectual Property
Schedule IV	Offices for UCC Filings
Schedule V	UCC Information
Schedule VI	Commercial Tort Claims and Chattel Paper

Exhibits

Exhibit A	Form of Supplement

SECOND-LIEN GUARANTEE AND COLLATERAL AGREEMENT dated as of March 29, 2007 (this “Agreement”), among BROADCAST MEDIA PARTNERS HOLDINGS, INC., a Delaware corporation (“Holdings”), UMBRELLA ACQUISITION, INC., a Delaware corporation (“Merger Sub”) to be merged with and into UNIVISION COMMUNICATIONS INC. (the “Company”), UNIVISION OF PUERTO RICO INC., a Delaware corporation, and the other subsidiaries of the US Borrower (as defined in the Credit Agreement referred to below) from time to time party hereto and DEUTSCHE BANK AG NEW YORK BRANCH, as second-lien collateral agent (in such capacity, the “Second-Lien Collateral Agent”).

PRELIMINARY STATEMENT

Reference is made to the Credit Agreement dated as of March 29, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the lenders from time to time party thereto (the “Lenders”) and Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”), the First-Lien Collateral Agent (in such capacity, the “First-Lien Collateral Agent”) and the Second-Lien Collateral Agent.

The Second-Lien Lenders (such term and each other capitalized term used but not defined in this preliminary statement having the meaning given or ascribed to it in Article I) have agreed to extend credit to the US Borrower, upon the terms and conditions specified in the Credit Agreement. The obligations of the Second-Lien Lenders to extend credit to the US Borrower are conditioned upon, among other things, the execution and delivery of this Agreement by the US Borrower and each Guarantor. Each Guarantor is an affiliate of the US Borrower, will derive substantial benefits from the extension of credit to the US Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Second-Lien Lenders to extend such credit Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings set forth in the Credit Agreement. All capitalized terms defined in the New York UCC (as such term is defined herein) and not defined in this Agreement have the meanings specified therein. All references to the Uniform Commercial Code shall mean the New York UCC unless the context requires otherwise; the term “Instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b ) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Administrative Agent” shall have the meaning assigned to such term in the preliminary statement.

“After-Acquired Intellectual Property” shall have the meaning assigned to such term in Section 3.06(e).

“Agreement” shall have the meaning assigned to such term in the preamble.

“Bankruptcy Default” shall mean an Event of Default of the type described in Sections 7.01(g) and (h) of the Credit Agreement.

“Borrowers” shall have the meaning assigned to such term in the preamble.

“Claiming Guarantor” shall have the meaning assigned to such term in Section 5.02.

“Collateral” shall have the meaning assigned to such term in Section 3.01.

“Company” shall have the meaning assigned to such term in the preamble.

“Contributing Guarantor” shall have the meaning assigned to such term in Section 5.02.

“Copyright License” shall mean any written agreement, now or hereafter in effect, granting any right to any third person under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (or any successor office or any similar office in any other country), including those listed on Schedule III and (c) all causes of action arising prior to or after the date hereof for infringement of any Copyright or unfair competition regarding the same.

2

“Credit Agreement” shall have the meaning assigned to such term in the preliminary statement.

“Domain Names” shall mean all Internet domain names and associated URL addresses in or to which any Grantor now or hereafter has any right, title or interest.

“Excluded Collateral” shall mean:

(a) all cash and cash equivalents;

(b) any Deposit Accounts and Securities Accounts;

(c) all vehicles the perfection of a security interest in which is excluded from the UCC in the relevant jurisdiction;

(d) subject in all respects to clause (h) of this definition below, any General Intangibles or other rights arising under contracts, Instruments, licenses, license agreements or other documents, to the extent (and only to the extent) that the grant of a security interest would (i) constitute a violation of a restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained, (ii) give any other party to such contract, Instrument, license, license agreement or other document the right to terminate its obligations thereunder, or (iii) violate any law, provided, however, that (1) any portion of any such General Intangible or other right shall cease to constitute Excluded Collateral pursuant to this clause (d) at the time and to the extent that the grant of a security interest therein does not result in any of the consequences specified above and (2) the limitation set forth in this clause (d) above shall not affect, limit, restrict or impair the grant by a Grantor of a security interest pursuant to this Agreement in any such General Intangible or other right, to the extent that an otherwise applicable prohibition or restriction on such grant is rendered ineffective by any applicable law, including the UCC;

(e) any Letter-of-Credit Rights, to the extent the relevant Grantor is required by applicable law to apply the proceeds of such Letter of Credit Rights for a specified purpose;

(f) Investment Property consisting of voting Equity Interests of any non-U.S. subsidiary in excess of 65% of the Equity Interests representing the total combined voting power of all classes of Equity Interests of such non-U.S. subsidiary entitled to vote;

(g) as to which the Collateral Agent, at the request of the US Borrower, reasonably determines that the costs of obtaining a security interest in any specifically identified assets or category of assets (or perfecting the same) are excessive in relation to the benefit to the Secured Parties of the security afforded thereby;

(h) any FCC License, to the extent that any law, regulation, permit, order or decree of any Governmental Authority in effect at the time applicable thereto prohibits the creation of a security interest therein, provided, however, that (i) the right to

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receive any payment of money in respect of such FCC License (including, without limitation, general intangibles for money due or to become due), and (ii) any proceeds, products, offspring, accessions, rents, profits, income or benefits of any FCC License shall not constitute Excluded Collateral, provided further, however, that in the event that such law, regulation, permit, order or decree shall be amended, modified or interpreted to permit (or shall be replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) the creation of a security interest in such FCC License, such FCC License will automatically be deemed to be a part of the Collateral (and shall cease to be Excluded Collateral);

(i) Equipment owned by any Grantor on the date hereof or hereafter acquired that is subject to a Lien securing a purchase money obligation or Capitalized Lease Obligation permitted to be incurred pursuant to the Credit Agreement, if the contract or other agreement in which such Lien is granted (or the documentation providing for such purchase money obligation or Capitalized Lease Obligation) validly prohibits the creation of any other Lien on such Equipment;

(j) any interest in joint ventures and non-wholly owned subsidiaries which cannot be pledged without the consent of one or more third parties;

(k) applications filed in the United States Patent and Trademark Office to register trademarks or service marks on the basis of any Grantor’s “intent to use” such trademarks or service marks unless and until the filing of a “Statement of Use” or “Amendment to Allege Use” has been filed and accepted, whereupon such applications shall be automatically subject to the Lien granted herein and deemed included in the Collateral;

(l) subject to Section 7.14(e), any Equity Interests in any subsidiary and/or other securities issued by any subsidiary to the extent that the pledge of such Equity Interests and/or such other securities would result in the US Borrower being required to file separate financial statements of such subsidiary with the SEC pursuant to Rule 3-10 or Rule 3-16 of Regulation S-X promulgated under the Exchange Act of 1934, as amended, but only to the extent necessary to not be subject to such requirement and only with respect to the relevant Existing Senior Notes affected; and

(m) any direct Proceeds, substitutions or replacements of any of the foregoing, but only to the extent such Proceeds, substitutions or replacements would otherwise constitute Excluded Collateral.

Furthermore, no term used in the definition of Collateral (or any component definition thereof) shall be deemed to include any Excluded Collateral.

“Existing Senior Notes Indenture” shall mean the Indenture dated as of July 18, 2001, between the Company, as issuer, and The Bank of New York, as trustee, as supplemented and any Officer’s Certificate issued thereunder with respect to the Existing Senior Notes.

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“Existing Senior Note Holders” shall mean the holders from time to time of the Existing Senior Notes.

“Existing Senior Note Obligations” shall mean (a) the due and punctual payment of the unpaid principal amount of, and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on, the Existing Senior Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (b) the due and punctual performance of all other obligations of the Company under or pursuant to the Existing Senior Notes Indenture.

“Existing Senior Note Trustee” shall mean the trustee under the Existing Senior Notes Indenture.

“Existing Senior Notes” shall mean the collective reference to (a) the Company’s 7.85% Notes due 2011, (b) the Company’s 3.50% Senior Notes due 2007 and (c) the Company’s 3.875% Senior Notes due 2008.

“Federal Securities Laws” shall have the meaning assigned to such term in Section 4.05.

“Fraudulent Conveyance” shall have the meaning assigned to such term in Section 2.01.

“Grantors” shall mean the US Borrower and the Guarantors.

“Guarantors” shall mean Holdings and the Subsidiary Guarantors.

“Holdings” shall have the meaning assigned to such term in the preamble.

“Intellectual Property” shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by such Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, software and databases and all other proprietary information, including but not limited to Domain Names, and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Investment Property” shall mean (a) all “investment property” as such term is defined in the New York UCC (other than Excluded Collateral) and (b) whether or not constituting “investment property” as so defined, all Pledged Debt Securities and Pledged Stock.

“License” shall mean any Patent License, Trademark License, Copyright License or other license or sublicense agreement relating to Intellectual Property to which any Grantor is a party, including those listed on Schedule III.

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“Loan Document Obligations” shall mean (a) the due and punctual payment of (i) the principal of and interest (including interest accrued or accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on any and all Second-Lien Loans, in each case in accordance with the rate specified in the Credit Agreement as when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by a Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral in respect of any Letter of Credit, (iii) any and all sums advanced by the Second-Lien Collateral Agent in order to preserve the Collateral or to preserve its security interest therein, in each case, to the extent permitted by the Second-Lien Loan Documents and (iv) all other monetary obligations of the Borrowers to any of the Secured Parties under the Credit Agreement and each of the other Second-Lien Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrowers under or pursuant to the Credit Agreement and each of the other Second-Lien Loan Documents, and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Second-Lien Loan Documents, in each case, whether outstanding on the date hereof or incurred or arising from time to time after the date of this Agreement.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Merger Sub” shall have the meaning assigned to such term in the preamble.

“Obligations” shall mean the Loan Document Obligations.

“Patent License” shall mean any written agreement, now or hereafter in effect, granting to any third person any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third person, is in existence, and all rights of any Grantor under any such agreement.

“Patents” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and

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Trademark Office (or any successor or any similar offices in any other country), including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Permitted Liens” shall mean (a) with respect to the Obligations, all “Permitted Liens” as such term is defined in the Credit Agreement and (b) with respect to any series of Existing Senior Notes, all “Permitted Liens” as such term is defined in the Officer’s Certificate applicable for such series issued under the Existing Senior Notes Indenture.

“Pledged Collateral” shall mean (a) the Pledged Stock, (b) the Pledged Debt Securities, (c) subject to Section 3.05, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above, (d) subject to Section 3.05, all rights of such Grantor with respect to the securities and other property referred to in clauses (a), (b) and (c) above and (e) all Proceeds of any of the foregoing.

“Pledged Debt Securities” shall mean (a) the debt securities and promissory notes held by any Grantor on the date hereof (including all such debt securities and promissory notes listed opposite the name of such Grantor on Schedule II), (b) any debt securities or promissory notes in the future issued to such Grantor and (c) any other instruments evidencing the debt securities described above, if any.

“Pledged Securities” shall mean any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” shall mean (a) as of the Closing Date, the Equity Interests of the US Borrower and (b) thereafter, to the extent the same do not constitute Excluded Collateral, (i) the Equity Interests owned by any Grantor (including all such Equity Interests listed on Schedule II) and (ii) any other Equity Interest obtained in the future by such Grantor and (b) the certificates, if any, representing all such Equity Interests.

“SEC” shall mean the United States Securities and Exchange Commission and any successor thereto.

“Second-Lien Collateral Agent” shall have the meaning assigned to such term in the preamble.

“Second-Lien Loan Document” shall mean the Credit Agreement, each Second-Lien Security Document and each other Loan Document that evidences or governs any Second-Lien Obligation.

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“Secured Parties” shall mean (a) the Second-Lien Lenders, (b) the Administrative Agent, (c) the Second-Lien Collateral Agent, (d) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Second-Lien Loan Document and (e) the permitted successors and assigns of each of the foregoing.

“Security Interest” shall have the meaning assigned to such term in Section 3.01.

“Subsidiary Guarantor” shall mean any of the following: (a) the Subsidiaries identified on Schedule I hereto as Subsidiary Guarantors and (b) each other subsidiary that becomes a party to this Agreement as a Subsidiary Guarantor after the Closing Date.

“Termination Date” shall mean the date upon which all Second-Lien Commitments have terminated, and the Second-Lien Loans, together with all interest, Fees and other non-contingent Second-Lien Obligations, have been paid in full in cash.

“Trademark License” shall mean any written agreement, now or hereafter in effect, granting to any third person any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third person, and all rights of any Grantor under any such agreement.

“Trademarks” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office (or any successor office) or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby, (c) all other assets, rights and interests that uniquely reflect or embody such goodwill and (d) all causes of action arising prior to or after the date hereof for infringement of any trademark or unfair competition regarding the same.

ARTICLE II

Guarantee

SECTION 2.01. Guarantee. Each Guarantor absolutely, irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any

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Obligation. Each Guarantor waives (to the extent permitted by applicable law) presentment to, demand of payment from and protest to the Borrowers or any other Loan Party of any Obligation, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

Notwithstanding any provision of this Agreement to the contrary, it is intended that this Agreement, and any Liens granted hereunder by each Guarantor to secure the obligations and liabilities arising pursuant to this Agreement, not constitute a “Fraudulent Conveyance” (as defined below). Consequently, each Guarantor agrees that if this Agreement, or any Liens securing the obligations and liabilities arising pursuant to this Agreement, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Agreement and each such Lien shall be valid and enforceable only to the maximum extent that would not cause this Agreement or such Lien to constitute a Fraudulent Conveyance, and this Agreement shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, “Fraudulent Conveyance” means a fraudulent conveyance or fraudulent transfer under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

SECTION 2.02. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right (except such as shall be required by applicable law and cannot be waived) to require that any resort be had by the Second-Lien Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any Deposit Account or credit on the books of the Second-Lien Collateral Agent or any other Secured Party in favor of the Borrowers or any other person.

SECTION 2.03. No Limitations, Etc. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.14, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Second-Lien Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document (other than pursuant to the terms of a waiver, amendment, modification or release of this Agreement in accordance with the terms hereof) or any other agreement, including with respect to the release of any other Guarantor under this Agreement and so long as any such amendment, modification or waiver of any Loan Document is made in accordance with Section 9.08 of the Credit Agreement, (iii) the release of, or any impairment of or failure to perfect any Lien on or security interest in, any security held by the Second-Lien Collateral Agent or any other Secured Party for the Obligations or

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any of them, (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations, or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the occurrence of the Termination Date). Each Guarantor expressly authorizes the Second-Lien Collateral Agent, in accordance with the Credit Agreement and applicable law, to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in its sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of either Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrowers or any other Loan Party, other than the occurrence of the Termination Date. The Second-Lien Collateral Agent and the other Secured Parties may, in accordance with the Credit Agreement and applicable law, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with either Borrower or any other Loan Party or exercise any other right or remedy available to them against either Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Termination Date has occurred. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against either Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Second-Lien Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of either Borrower, any other Loan Party or otherwise, notwithstanding the occurrence of the Termination Date.

SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Second-Lien Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of either Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Second-Lien Collateral Agent for distribution to the Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Second-Lien Collateral Agent as provided above, all rights of such Guarantor against either Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

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SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of each Borrower’s and each other Loan Party’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the Second-Lien Collateral Agent nor any other Secured Party will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

ARTICLE III

Security Interests in Personal Property

SECTION 3.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations (and, to the extent provided in Section 6.01, the Existing Senior Note Obligations), each Grantor hereby assigns and pledges to the Second-Lien Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders), and hereby grants to the Second-Lien Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders), a security interest (the “Security Interest”), in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (but excluding any Excluded Collateral, collectively, the “Collateral”):

(i) all Accounts;

(ii) all Commercial Tort Claims;

(iii) all Chattel Paper;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles;

(vii) all Goods;

(viii) all Instruments;

(ix) all Inventory;

(x) all Investment Property;

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(xi) all Intellectual Property;

(xii) all Letter-of-Credit Rights;

(xiii) all Pledged Collateral;

(xiv) all books and records pertaining to the Collateral;

(xv) all Supporting Obligations; and

(xvi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

Notwithstanding the foregoing, Collateral shall include cash, cash equivalents and securities to the extent the same constitute Proceeds and products of any item set forth in clauses (i) through (xvi) above, but in no event shall any control agreements be required to be obtained in respect thereof.

(b) Each Grantor hereby authorizes the Second-Lien Collateral Agent at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) with respect to the Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (x) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (y) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Collateral relates. Each Grantor agrees to provide such information to the Second-Lien Collateral Agent promptly upon written request. The Second-Lien Collateral Agent agrees, upon request by the US Borrower and at its expense, to furnish copies of such filings to the US Borrower.

(c) The Second-Lien Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) such documents as may be necessary for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Second-Lien Collateral Agent as secured party. The Second-Lien Collateral Agent agrees, upon request by the US Borrower and at its expense, to furnish copies of such filings to the US Borrower.

(d) The Security Interest is granted as security only and, except as otherwise required by applicable law, shall not subject the Second-Lien Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral. Nothing contained in this Agreement shall be construed to make the Second-Lien Collateral Agent or any other Secured Party liable as a member of any limited liability company or as a partner of any

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partnership, neither the Second-Lien Collateral Agent nor any other Secured Party by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Second-Lien Collateral Agent shall become the owner of Pledged Collateral consisting of a limited liability company interest or a partnership interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Second-Lien Collateral Agent, any other Secured Party, any Grantor and/or any other Person.

SECTION 3.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Second-Lien Collateral Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Second-Lien Collateral Agent, for the ratable benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders), the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement.

(b) Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been prepared by the Second-Lien Collateral Agent based upon the information provided to the Second-Lien Collateral Agent and the Secured Parties by the Grantors for filing in each governmental, municipal or other office specified on Schedule IV hereof (or specified by notice from the US Borrower to the Second-Lien Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Section 5.09 of the Credit Agreement), which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in the Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary as of the Closing Date (or after the Closing Date, in the case of filings, recordings or registrations required by Section 5.09 of the Credit Agreement) to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Second-Lien Collateral Agent (for the ratable benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders)) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that, to the extent the Collateral consists of Intellectual Property, a fully executed agreement in the form hereof or, alternatively, each applicable short form security agreement in the form attached to the Credit Agreement as Exhibits F-A1, F-A2

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and F-A3, and containing a description of all Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights has been or will be delivered to the Second-Lien Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Second-Lien Collateral Agent (for the ratable benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders)) in respect of all Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of United States federally registered Patents, Trademarks and Copyrights (and applications therefor) acquired or developed after the date hereof).

(c) The Security Interest constitutes (i) a legal and valid security interest in all Collateral securing the payment and performance of the Obligations (and, to the extent provided in Section 6.01, the Existing Senior Note Obligations), (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any state thereof) pursuant to the Uniform Commercial Code and (iii) subject to the filings described in Section 3.02(b), a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement (or the applicable short form security agreement) with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three month period (commencing as of the date hereof) pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. § 205. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens securing the Secured Obligations (as defined in the First-Lien Guarantee and Collateral Agreement) and Permitted Liens.

(d) Schedule II correctly sets forth as of the Closing Date the percentage of the issued and outstanding shares or units of each class of the Equity Interests of the issuer thereof represented by the Pledged Stock and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder.

(e) The Pledged Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock issued by a corporation, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other loss affecting creditors’ rights generally and general principles of equity or at law.

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(f) Schedule V correctly sets forth as of the Closing Date (i) the exact legal name of each Grantor, as such name appears in its respective certificate or articles of incorporation or formation, (ii) the jurisdiction of organization of each Grantor, (iii) the mailing address of each Grantor, (iv) the organizational identification number, if any, issued by the jurisdiction of organization of each Grantor, (v) the identity or type of organization of each Grantor and (vi) the Federal Taxpayer Identification Number, if any, of each Grantor which is a Specified Loan Party. The US Borrower agrees to update the information required pursuant to the preceding sentence as provided in Sections 5.04(i) and 5.06 of the Credit Agreement.

(g) The Collateral is owned by the Grantors free and clear of any Lien, except for Permitted Liens.

(h) Notwithstanding the foregoing or anything else in this Agreement to the contrary, no representation, warranty or covenant is made with respect to the creation or perfection of a security interest in Collateral to the extent such creation or perfection would require (i) any filing other than a filing in the United States of America, any state thereof and the District of Columbia or (ii) other action under the laws of any jurisdiction other than the United States of America, any state thereof and the District of Columbia.

(i) As of the Closing Date, no Grantor holds (i) any Commercial Tort Claims or (ii) any interest in any Chattel Paper, in each case, in an amount in excess of $10,000,000 individually, except as described in Schedule VI hereto.

(j) Each Grantor represents and warrants that (x) the Trademarks, Patents and Copyrights listed on Schedule III include all United States federal registrations and pending applications for Trademarks, Patents and Copyrights, all as in effect as of the date hereof, that such Grantor owns and that are material to the conduct of its business as of the date hereof and (y) all Domain Names listed on Schedule III include all Domain Names in which such Grantor has rights as of the date hereof that are material to the conduct of its business as of the date hereof.

SECTION 3.03. Covenants.

(a) Subject to Section 3.02(h), each Grantor shall, at its own expense, take all commercially reasonable actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Second-Lien Collateral and the priority thereof against any Lien which does not constitute a Permitted Lien.

(b) Subject to Section 3.02(h), each Grantor agrees, upon written request by the Second-Lien Collateral Agent and at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Second-Lien Collateral Agent may from time to time reasonably deem necessary to obtain, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees

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and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing or continuation statements (including fixture filings) or other documents in connection herewith or therewith.

(c) At its option, but only following 5 Business Days’ written notice to each Grantor of its intent to do so, the Second-Lien Collateral Agent may discharge past due Taxes, assessments, charges, fees or Liens at any time levied or placed on the Collateral which do not constitute a Permitted Lien, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, and each Grantor jointly and severally agrees to reimburse the Second-Lien Collateral Agent within 30 days after demand for any reasonable payment made or any reasonable expense incurred by the Second-Lien Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Second-Lien Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees or Liens and maintenance as set forth herein or in the other Loan Documents.

(d) Each Grantor shall remain liable to observe and perform all conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof.

SECTION 3.04. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Second-Lien Collateral Agent to enforce, the Security Interest in the Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Collateral, in each case, subject to the terms of the Intercreditor Agreement:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments in excess of $10,000,000 individually, such Grantor shall forthwith endorse, assign and deliver the same to the Second-Lien Collateral Agent, accompanied by such undated instruments of endorsement, transfer or assignment duly executed in blank as the Second-Lien Collateral Agent may from time to time reasonably specify.

(b) Investment Property. Subject to the terms hereof, if any Grantor shall at any time hold or acquire any Certificated Securities, such Grantor shall forthwith endorse, assign and deliver the same to the Second-Lien Collateral Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Second-Lien Collateral Agent may from time to time reasonably specify. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof and supplement any prior schedule so delivered; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities and shall not in and of itself result in any Default or Event of Default. Each certificate representing an interest

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in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 3.01 shall be physically delivered to the Second-Lien Collateral Agent in accordance with the terms of the Credit Agreement and endorsed to the Second-Lien Collateral Agent or endorsed in blank.

(c) Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in an amount in excess of $10,000,000 individually in any Electronic Chattel Paper or any “transferable record”, as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Second-Lien Collateral Agent thereof and, at the request of the Second-Lien Collateral Agent, shall take such action as the Second-Lien Collateral Agent may reasonably request to vest in the Second-Lien Collateral Agent control under New York UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Second-Lien Collateral Agent agrees with such Grantor that the Second-Lien Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Second-Lien Collateral Agent and so long as such procedures will not result in the Second-Lien Collateral Agent’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

(d) Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit in excess of $10,000,000 individually, now or hereafter issued in favor of such Grantor, such Grantor shall notify the Second-Lien Collateral Agent thereof and, at the reasonable request and option of the Second-Lien Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Second-Lien Collateral Agent, use commercially reasonable efforts to either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Second-Lien Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Second-Lien Collateral Agent to become the transferee beneficiary of the letter of credit, with the Second-Lien Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

(e) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in excess of $10,000,000 individually,

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the Grantor shall notify the Second-Lien Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Second-Lien Collateral Agent, for the ratable benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders), in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Second-Lien Collateral Agent.

(f) Security Interests in Property of Account Debtors. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person the value of which equals or exceeds $10,000,000 to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Second-Lien Collateral Agent for the benefit of the Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

SECTION 3.05. Voting Rights; Dividends and Interest, Etc. Unless and until an Event of Default shall have occurred and be continuing and, except in the case of a Bankruptcy Default, the Second-Lien Collateral Agent shall have given the Grantors notice of its intent (subject to the terms of the Intercreditor Agreement) to exercise its rights under this Agreement:

(a) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of the Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents and the Existing Senior Notes Indenture and applicable law.

(b) The Second-Lien Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a) above.

(c) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are not prohibited by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents, the Existing Senior Notes Indenture and applicable law; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Collateral, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall be held in trust for the benefit of the Second-Lien Collateral Agent and the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable

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benefit of the Existing Senior Note Holders) and shall be delivered (subject to the terms of the Intercreditor Agreement) to the Second-Lien Collateral Agent in the same form as so received (with any necessary endorsement reasonably requested by the Second-Lien Collateral Agent) on or prior to the later to occur of (i) 30 days following the receipt thereof and (ii) the earlier of the date of the required delivery of the Pricing Certificate following the receipt of such items and the date which is 45 days after the end of the most recently ended fiscal quarter.

SECTION 3.06. Additional Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Except as could not reasonably be expected to have a Material Adverse Effect, each Grantor agrees that it will not, and will use commercially reasonable efforts to not permit any of its licensees to, do any act, or omit to do any act, whereby any Patent that is material to the conduct of such Grantor’s business may become invalidated or dedicated to the public.

(b) Except as could not reasonably be expected to have a Material Adverse Effect, each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor’s business, use commercially reasonable efforts to maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use.

(c) Except as could not reasonably be expected to have a Material Adverse Effect (and subject to Section 7.15(a) hereof), each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a material Copyright, use commercially reasonable efforts to continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary to establish and preserve its rights under applicable copyright laws.

(d) Except to the extent failure to act could not reasonably be expected to have a Material Adverse Effect, each Grantor will take all reasonable and necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(e) Each Grantor agrees that, should it obtain an ownership or other interest in any Intellectual Property after the Closing Date (“After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of Trademarks, the goodwill symbolized thereby, shall automatically become part of the Collateral subject to the terms and conditions of this Agreement. At the time of any required delivery of

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information pursuant to Section 5.04(i) of the Credit Agreement, the relevant Grantor shall sign and deliver to the Second-Lien Collateral Agent an appropriate Intellectual Property Security Agreement with respect to all applicable U.S. federally registered (or application for U.S. federally registered) After-Acquired Intellectual Property owned by it as of the last day of applicable fiscal quarter, to the extent that such Intellectual Property is not covered by any previous Intellectual Property Security Agreement so signed and delivered by it.

ARTICLE IV

Remedies

SECTION 4.01. Pledged Collateral. Subject to the terms of the Intercreditor Agreement:

(a) Upon the occurrence and during the continuance of an Event of Default and with notice to the US Borrower, the Second-Lien Collateral Agent, on behalf of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders), shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Second-Lien Collateral Agent. Upon the occurrence and during the continuance of an Event of Default and with notice to the relevant Grantor, the Second-Lien Collateral Agent shall at all times have the right to exchange the certificates representing any Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

(b) Upon the occurrence and during the continuance of an Event of Default, after the Second-Lien Collateral Agent shall have notified the US Borrower in writing of the suspension of their rights under paragraph (c) of Section 3.05, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (c) of Section 3.05 shall cease, and all such rights shall thereupon become vested in the Second-Lien Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of Section 3.05 shall be held in trust for the benefit of the Second-Lien Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Second-Lien Collateral Agent upon demand in the same form as so received (with any necessary endorsement or instrument of assignment). Any and all money and other property paid over to or received by the Second-Lien Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Second-Lien Collateral Agent in an account to be established by the Second-Lien Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.03. After all Events of Default have been cured or waived, the Second-Lien Collateral Agent shall promptly repay to each applicable Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (c) of Section 3.05 and that remain in such account.

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(c) Upon the occurrence and during the continuance of an Event of Default and with notice to the US Borrower, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a) of Section 3.05, and the obligations of the Second-Lien Collateral Agent under paragraph (b) of Section 3.05, shall cease, and all such rights shall thereupon become vested in the Second-Lien Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided, however, that, unless otherwise directed by the Required Second-Lien Lenders, the Second-Lien Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default and the provision of the notice referred to above to permit the Grantors to exercise such rights. To the extent the notice referred to in the first sentence of this paragraph (c) has been given, after all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a) of Section 3.05, and the Second-Lien Collateral Agent shall again have the obligations under paragraph (b) of Section 3.05.

(d) Notwithstanding anything to the contrary contained in this Section 4.01, if a Bankruptcy Default shall have occurred and be continuing, the Second-Lien Collateral Agent shall not be required to give any notice referred to in Section 3.05 or this Section 4.01 in order to exercise any of its rights described in said Sections, and the suspension of the rights of each of the Grantors under said Sections shall be automatic upon the occurrence of such Bankruptcy Default.

SECTION 4.02. Uniform Commercial Code and Other Remedies. Upon the occurrence and during the continuance of an Event of Default (but subject to the terms of the Intercreditor Agreement), each Grantor agrees to deliver each item of Collateral to the Second-Lien Collateral Agent on demand, and it is agreed that the Second-Lien Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantor to the Second-Lien Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Second-Lien Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements), (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral without breach of the peace, and subject to the terms of any related lease agreement, to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and (c) generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Second-Lien Collateral Agent shall have the right, subject to the mandatory requirements of applicable law and subject

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to the terms of the Intercreditor Agreement, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange upon such commercially reasonable terms and conditions as it may deem advisable, for cash, upon credit or for future delivery as the Second-Lien Collateral Agent shall deem appropriate. The Second-Lien Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Second-Lien Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Second-Lien Collateral Agent shall give each applicable Grantor 10 Business Days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Second-Lien Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Second-Lien Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Second-Lien Collateral Agent may (in its sole and absolute discretion) determine. The Second-Lien Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Second-Lien Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Second-Lien Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Second-Lien Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party (and, to the extent provided in Section 6.01, any Existing Senior Note Holder) may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by applicable law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party (and, to the extent

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provided in Section 6.01, such Existing Senior Note Holder) from any Grantor as a credit against the purchase price, and such Secured Party (and, to the extent provided in Section 6.01, such Existing Senior Note Holder) may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Second-Lien Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Second-Lien Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations (and to the extent required by Section 6.01, the Existing Senior Note Obligations) paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Second-Lien Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

Subject to the terms of the Intercreditor Agreement, each Grantor irrevocably makes, constitutes and appoints the Second-Lien Collateral Agent (and all officers, employees or agents designated by the Second-Lien Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required under the Credit Agreement or to pay any premium in whole or part relating thereto, the Second-Lien Collateral Agent may, without waiving or releasing any obligation or liability of any Grantor hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Second-Lien Collateral Agent deems advisable. All sums disbursed by the Second-Lien Collateral Agent in connection with this paragraph, including attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Second-Lien Collateral Agent and shall be additional Obligations secured hereby.

SECTION 4.03. Application of Proceeds. If an Event of Default shall have occurred and be continuing the Second-Lien Collateral Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral in accordance with the requirements of the Intercreditor Agreement. Upon any sale of Collateral by the Second-Lien Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Second-Lien Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Second-Lien Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

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SECTION 4.04. Grant of License to Use Intellectual Property. For the purpose of enabling the Second-Lien Collateral Agent to exercise rights and remedies under this Agreement at such time as the Second-Lien Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Second-Lien Collateral Agent an irrevocable (until the termination of this Agreement), nonexclusive license, subject in all respects to any existing licenses (exercisable without payment of royalty or other compensation to the Grantors), to use, license or sublicense any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Second-Lien Collateral Agent may be exercised, at the option of the Second-Lien Collateral Agent but subject to the terms of the Intercreditor Agreement, only upon the occurrence and during the continuation of an Event of Default; provided, however, that any license, sublicense or other transaction entered into by the Second-Lien Collateral Agent in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure of an Event of Default.

SECTION 4.05. Securities Act, Etc. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the U.S. Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Second-Lien Collateral Agent if the Second-Lien Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Second-Lien Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that to the extent such restrictions and limitations apply to any proposed sale of Pledged Collateral, the Second-Lien Collateral Agent may, with respect to any sale of such Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that to the extent such restrictions and limitations apply to any proposed sale of Pledged Collateral, the Second-Lien Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in

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prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Second-Lien Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Second-Lien Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 4.05 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Second-Lien Collateral Agent sells.

ARTICLE V

Indemnity, Subrogation and Subordination

SECTION 5.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 5.03), the US Borrower agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement, the US Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part a claim of any Secured Party (and, to the extent provided in Section 6.01, any Existing Senior Note Holder), the US Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 5.02. Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 5.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation, or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party (and, to the extent provided in Section 6.01, to the Existing Senior Note Holders), and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the US Borrower as provided in Section 5.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to (i) the amount of such payment or (ii) the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.16, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 5.02 shall be subrogated to the rights of such Claiming Guarantor under Section 5.01 to the extent of such payment.

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SECTION 5.03. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 5.01 and 5.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the Loan Document Obligations (and, to the extent Section 6.01 is applicable, the Existing Senior Note Obligations) until the Termination Date; provided, that if any amount shall be paid to such Grantor on account of such subrogation rights at any time prior to the Termination Date, such amount shall be held in trust for the benefit of the Secured Parties (and, to the extent provided in Section 6.01, for the equal and ratable benefit of the Existing Senior Note Holders) and shall forthwith be paid to the Second-Lien Collateral Agent to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 4.03. No failure on the part of a Borrower or any Guarantor to make the payments required by Sections 5.01 and 5.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of its obligations hereunder.

ARTICLE VI

Equal and Ratable Provisions

SECTION 6.01. Equal and Ratable Security. This Agreement and the other Security Documents (a) secure the Existing Senior Note Obligations equally and ratably with all other Obligations to the extent (but only to the extent) required by Section 1008 of the Existing Senior Notes Indenture, (b) shall be construed and enforced accordingly and (c) shall be enforced in accordance with the terms of the Intercreditor Agreement.

SECTION 6.02. Termination. This Article VI shall cease to apply if and when (i) all of the Existing Senior Note Obligations have been fully satisfied and discharged (including in accordance with Article XIII of the Existing Senior Notes Indenture) or (ii) the Existing Senior Notes Indenture shall have been amended such that the Existing Senior Note Obligations are no longer required to be secured equally and ratably with the Obligations.

ARTICLE VII

Miscellaneous

SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it in care of the US Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 7.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in

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the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Second-Lien Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Second-Lien Loans, regardless of any investigation made by any Second-Lien Lender or on their behalf and notwithstanding that the Second-Lien Collateral Agent or any Second-Lien Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect until the Termination Date.

SECTION 7.03. Binding Effect; Several Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Second-Lien Collateral Agent and a counterpart hereof shall have been executed on behalf of the Second-Lien Collateral Agent, and thereafter shall be binding upon such Loan Party and the Second-Lien Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Second-Lien Collateral Agent and the other Secured Parties (and, to the extent provided in Section 6.01, the Existing Senior Note Holders) and their respective successors and permitted assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void), except as contemplated or permitted by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 7.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Second-Lien Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 7.05. Second-Lien Collateral Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Second-Lien Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Second-Lien Collateral Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all costs, expenses (including reasonable fees, out-of-pocket disbursements and other charges of one primary counsel, one regulatory counsel and one local counsel to the Indemnitees (taken as a whole) in each relevant jurisdiction; provided, however, that if (i) one or more Indemnitees shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to

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those available to one or more other Indemnitees or (ii) the representation of the Indemnitees (or any portion thereof) by the same counsel would be inappropriate due to actual or potential differing interests between them, then such expenses shall include the reasonable fees, out-of-pocket disbursements and other charges of one separate counsel to such Indemnitees, taken as a whole, in each relevant jurisdiction) and liabilities arising out of or in connection with the execution, delivery or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating to any of the foregoing or to the Collateral, regardless of whether any Indemnitee is a party thereto or whether initiated by a third party or by a Loan Party or any Affiliate thereof; provided, however, that such indemnity shall not, as to any Indemnitee, be available to the extent that such costs, expenses or liabilities (x) resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or material breach of its (or its Related Parties’) obligations hereunder or (y) resulted from any dispute solely among Indemnitees and not involving the Grantors or their respective Affiliates. To the extent permitted by applicable law, no party hereto shall assert, and each party hereto hereby waives any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of proceeds thereof.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Second-Lien Security Documents. The provisions of this Section 7.05 shall survive the Termination Date.

SECTION 7.06. Second-Lien Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Second-Lien Collateral Agent as the attorney-in-fact of such Grantor for the purpose of, upon the occurrence and during the continuance of an Event of Default and subject to the terms of the Intercreditor Agreement, carrying out the provisions of this Agreement and taking any action and executing any instrument that the Second-Lien Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, however, that the Second-Lien Collateral Agent shall not execute on behalf of Grantors any application or other instrument to be submitted to the FCC. Without limiting the generality of the foregoing, the Second-Lien Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, but subject to the terms of the Intercreditor Agreement, with full power of substitution either in the Second-Lien Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral, (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral, (d) to send verifications of Accounts to any Account Debtor, (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating

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to all or any of the Collateral, (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Second-Lien Collateral Agent, and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement in accordance with its terms, as fully and completely as though the Second-Lien Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Second-Lien Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Second-Lien Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Second-Lien Collateral Agent and the Secured Parties (and, to the extent provided in Section 6.01, the Existing Senior Note Holders) shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, willful misconduct or bad faith. The foregoing powers of attorney being coupled with an interest, are irrevocable until the Security Interest shall have terminated in accordance with the terms hereof.

SECTION 7.07. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

SECTION 7.08. Waivers; Amendment. (a) No failure or delay by the Second-Lien Collateral Agent, the Administrative Agent or any Second-Lien Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Second-Lien Collateral Agent, the Administrative Agent and the Second-Lien Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.08, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Second-Lien Collateral Agent or any Second-Lien Lender may have had notice or knowledge of such Default at the time. Except as otherwise provided herein, no notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered

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into by the Second-Lien Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

(c) In no event shall the consent of any Existing Senior Note Holder be required in connection with any amendment, amendment and restatement, supplement, waiver or other modification of this Agreement.

SECTION 7.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO (AND EACH OTHER SECURED PARTY AND EACH EXISTING SENIOR NOTE HOLDER, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF) HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.

SECTION 7.10. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.11. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 7.03. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 7.12. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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SECTION 7.13. Jurisdiction; Consent to Service of Process. (a) Each of the Grantors and the Secured Parties (and, to the extent provided by Section 6.01, the Existing Senior Note Holders), by their acceptance of the benefits of this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the Loan Parties and the Secured Parties, by their acceptance of the benefits of this Agreement hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Loan Parties and the Secured Parties (and, to the extent provided in Section 6.01, the Existing Senior Note Holders), by their acceptance of the benefits of this Agreement agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Second-Lien Collateral Agent, the Administrative Agent or any Second-Lien Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or its properties in the courts of any jurisdiction.

(b) Each of the Loan Parties, the Secured Parties and, to the extent provided by Section 6.01, the Existing Senior Note Holders, by their acceptance of the benefits of this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the Loan Parties, the Secured Parties and, to the extent provided by Section 6.01, the Existing Senior Note Holders, by their acceptance of the benefits of this Agreement hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each of the Loan Parties, the Secured Parties and, to the extent provided by Section 6.01, the Existing Senior Note Holders, by their acceptance of the benefits of this Agreement hereby irrevocably consents to service of process in the manner provided for notices in Section 8.01. Nothing in this Agreement or any other Loan Document will affect the right of the Second-Lien Collateral Agent or the Grantors to serve process in any other manner permitted by law.

SECTION 7.14. Termination or Release. (a) This Agreement, the Guarantees made herein, the Security Interest, the pledge of the Pledged Collateral and all other security interests granted hereby shall terminate on the Termination Date.

(b) A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the Security Interests created hereunder in the Collateral of such Subsidiary Guarantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Guarantor ceases to be a subsidiary.

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(c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement to any person that is not a Borrower or a Grantor, or, upon the effectiveness of any written consent to the release of the Security Interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) above, the Second-Lien Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all Uniform Commercial Code termination statements and similar documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.14 shall be without recourse to or representation or warranty by the Second-Lien Collateral Agent (other than any representation and warranty that the Second-Lien Collateral Agent has the authority to execute and deliver such documents) or any Secured Party, including the Existing Senior Note Holders as provided by Section 6.01. Without limiting the provisions of Section 7.05, the US Borrower shall reimburse the Second-Lien Collateral Agent upon demand for all reasonable out-of-pocket costs and expenses, including the fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 7.14.

(e) In the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) such subsidiary’s Equity Interests and/or other securities issued by such subsidiary to secure the Obligations in excess of the amount then pledged without the filing with the SEC (or any other Governmental Authority) of separate financial statements of such subsidiary, then the Equity Interests and/or other securities issued by such subsidiary will automatically be deemed to be a part of the Collateral (and shall cease to be Excluded Collateral) for the relevant Obligations but only to the extent necessary to not be subject to any such financial statement requirement.

(f) At any time that the respective Grantor desires that the Second-Lien Collateral Agent take any action described in preceding paragraph (d) above, it shall, upon request of the Second-Lien Collateral Agent, deliver to the Collateral Agent an officer’s certificate certifying that the release of the respective Collateral is permitted pursuant to paragraph (a), (b) or (c). The Second-Lien Collateral Agent shall have no liability whatsoever to any Secured Party as the result of any release of Collateral by it as permitted (or which the Second-Lien Collateral Agent in good faith believes to be permitted) by this Section 7.14.

SECTION 7.15. FCC Compliance. (a) Notwithstanding anything to the contrary contained herein or in any other agreement, instrument or document executed in connection herewith, no party hereto shall take any actions hereunder that would constitute or result in a transfer or assignment of any FCC License or a change of control

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over such FCC License requiring the prior approval of the FCC without first obtaining such prior approval of the FCC. In addition, the parties acknowledge that the voting rights of the Pledged Stock shall remain with the relevant Grantor thereof even upon the occurrence and during the continuance of an Event of Default until the FCC shall have given its prior consent to the exercise of stockholder rights by a purchaser at a public or private sale of such Pledged Stock or the exercise of such rights by the Second-Lien Collateral Agent or by a receiver, trustee, conservator or other agent duly appointed pursuant to applicable law.

(b) If an Event of Default shall have occurred and is continuing, each Grantor shall take any action which the Second-Lien Collateral Agent may reasonably request in the exercise of its rights and remedies under this Agreement in order to transfer or assign the Collateral to the Second-Lien Collateral Agent or to such one or more third parties as the Second-Lien Collateral Agent may designate, or to a combination of the foregoing. To enforce the provision of this Section 7.15, the Second-Lien Collateral Agent is empowered to seek from the FCC and any other Governmental Authority, to the extent required, consent to or approval of any involuntary transfer of control of any entity whose Collateral is subject to this Agreement for the purpose of seeking a bona fide purchaser to whom control ultimately will be transferred. Each Grantor agrees to cooperate with any such purchaser and with the Second-Lien Collateral Agent in the preparation, execution and filing of any forms and providing any information that may be necessary or helpful in obtaining the FCC’s consent to the assignment to such purchaser of the Collateral. Each Grantor hereby agrees to consent to any such voluntary or involuntary transfer after and during the continuation of an Event of Default and, without limiting any rights of the Second-Lien Collateral Agent under this Agreement, to authorize the Second-Lien Collateral Agent to nominate a trustee or receiver to assume control of the Collateral, subject only to required judicial, FCC or other consents required by Governmental Authorities, in order to effectuate the transactions contemplated by this Section 7.15. Such trustee or receiver shall have all the rights and powers as provided to it by law or court order, or to the Second-Lien Collateral Agent under this Agreement. Each Grantor shall cooperate fully in obtaining the consent of the FCC and the approval or consent of each other Governmental Authority required to effectuate the foregoing.

(c) Without limiting the obligations of any Grantor hereunder in any respect, each Grantor further agrees that if such Grantor, upon or after the occurrence (and during the continuance) of an Event of Default, should fail or refuse for any reason whatsoever, without limitation, including any refusal to execute any application necessary or appropriate to obtain any governmental consent necessary or appropriate for the exercise of any right of the Second-Lien Collateral Agent hereunder, such Grantor agrees that such application may be executed on such Grantor’s behalf by the clerk of any court of competent jurisdiction without notice to such Grantor pursuant to court order.

SECTION 7.16. Additional Subsidiaries. Pursuant to Section 5.09 of the Credit Agreement, each Restricted Subsidiary (other than a Foreign Subsidiary, an Excluded Subsidiary, or a Domestic Subsidiary that is a disregarded entity for U.S. federal income tax purposes owned by a non-disregarded non-U.S. entity) that was not in existence or not a subsidiary on the Closing Date is required to enter into this Agreement

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as a Subsidiary Guarantor and a Grantor upon becoming such a subsidiary. Upon execution and delivery by the Second-Lien Collateral Agent and such subsidiary of a supplement in the form of Exhibit A hereto, such subsidiary shall become a Subsidiary Guarantor and a Grantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor and a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

SECTION 7.17. Security Interest and Obligations Absolute. Subject to Section 7.14 hereof, all rights of the Second-Lien Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument (so long as the same are made in accordance with the terms of Section 9.08 of the Credit Agreement), (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

SECTION 7.18. Limitation on Second-Lien Collateral Agent’s Responsibilities with Respect to Existing Senior Notes Holders. The obligations of the Second-Lien Collateral Agent to the Existing Senior Note Holders and the Existing Senior Note Trustee hereunder shall be limited as provided in the Intercreditor Agreement.

SECTION 7.19. Effectiveness of Merger. Upon the consummation of the Merger, the Company shall succeed to all the rights and obligations of Merger Sub under this Agreement, without any further action by any Person.

SECTION 7.20. Intercreditor Agreement. (a) Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second-Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Second-Lien Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of March 29, 2007 (as amended, restated, supplemented and/or otherwise modified from time to time in accordance with the terms thereof, the “Intercreditor Agreement”), among Broadcast Media Partners Holdings, Inc., Umbrella Acquisition, Inc., Univision Communications Inc., Univision of Puerto Rico Inc., the other Grantors from time to tie party thereto, Deutsche Bank AG New York Branch, in its capacity as the initial First-Lien Collateral Agent thereunder, and Deutsche Bank AG New York Branch, in its capacity as the initial Second-Lien Collateral Agent thereunder. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

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(b) To the extent any obligation of any Grantor hereunder or under any other Second-Lien Security Document, including without limitation any obligation to grant sole possession or control or deliver or assign property or funds to a Collateral Agent or any other Person conflicts or is inconsistent with (or any representation or warranty hereunder or under any other Second-Lien Security Document would, if required to be true, conflict or be inconsistent with) the obligations or requirements under a substantially similar provision of any First-Lien Security Document, such obligations or requirements under the First-Lien Security Documents shall control, and such Grantor shall not be required to fulfill such obligations (or make such representations and warranties) hereunder or under any Second-Lien Security Document, and shall be deemed not to be in violation of this Agreement or any other Loan Document as a result of its performance of the obligations or requirements of such First-Lien Security Document. For the avoidance of doubt, the absence of any specific reference to this Section 7.20 in any other provision of this Agreement or in any Loan Document shall not be deemed to limit the generality of this Section 7.20.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

BROADCAST MEDIA PARTNERS
HOLDINGS, INC.

By:
Name:	Andrew W. Hobson
Title:	Senior Executive Vice President

UMBRELLA ACQUISITION, INC.

By:
Name:	Andrew W. Hobson
Title:	Senior Executive Vice President

UNIVISION OF PUERTO RICO INC.

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

UNIVISION COMMUNICATIONS INC. HEREBY ABSOLUTELY, IRREVOCABLY AND UNCONDITIONALLY ASSUMES ALL PAYMENT AND PERFORMANCE OBLIGATIONS OF UMBRELLA ACQUISITION, INC. UNDER THIS AGREEMENT.

UNIVISION COMMUNICATIONS INC.

By:
Name:	Andrew W. Hobson
Title:	Senior Executive Vice President

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

THE UNIVISION NETWORK LIMITED PARTNERSHIP

By:	Univision Communications Inc., its general partner

By:
	Name:	Andrew W. Hobson
	Title:	Senior Executive Vice President

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

EDIMONSA CORPORATION
EL TRATO, INC.
FONOHITS MUSIC PUBLISHING, INC.
FONOMUSIC, INC.
FONOVISA, INC.
GALAVISION, INC.
HPN NUMBERS, INC.
KCYT-FM LICENSE CORP.
KECS-FM LICENSE CORP.
KESS-AM LICENSE CORP.
KESS-TV LICENSE CORP.
KHCK-FM LICENSE CORP.
KICI-AM LICENSE CORP.
KICI-FM LICENSE CORP.
KLSQ-AM LICENSE CORP.
KLVE-FM LICENSE CORP.
KMRT-AM LICENSE CORP.
KTNQ-AM LICENSE CORP.
LICENSE CORP. NO. 1
LICENSE CORP. NO. 2
MI CASA PUBLICATIONS, INC.
PTI HOLDINGS, INC.
SERVICIO DE INFORMACION PROGRAMATIVA, INC.
SPANISH COAST-TO-COAST LTD.
SUNSHINE ACQUISITION CORP.
T C TELEVISION, INC.
TELEFUTURA NETWORK
TELEFUTURA OF SAN FRANCISCO, INC.
TELEFUTURA ORLANDO INC.
TELEFUTURA TELEVISION GROUP, INC.
TICHENOR LICENSE CORPORATION
TMS LICENSE CALIFORNIA, INC.
UNIVISION HOME ENTERTAINMENT, INC.
UNIVISION INVESTMENTS, INC.
UNIVISION MANAGEMENT CO.
UNIVISION MUSIC, INC.
UNIVISION OF ATLANTA INC.
UNIVISION OF NEW JERSEY INC.
UNIVISION OF RALEIGH, INC.
UNIVISION ONLINE, INC.

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION PUERTO RICO STATION ACQUISITION COMPANY
UNIVISION PUERTO RICO STATION OPERATING COMPANY
UNIVISION PUERTO RICO STATION PRODUCTION COMPANY
UNIVISION RADIO CORPORATE SALES, INC.
UNIVISION RADIO FRESNO, INC.
UNIVISION RADIO GP, INC.
UNIVISION RADIO HOUSTON LICENSE CORPORATION
UNIVISION RADIO ILLINOIS, INC.
UNIVISION RADIO INVESTMENTS, INC.
UNIVISION RADIO LAS VEGAS, INC.
UNIVISION RADIO LICENSE CORPORATION
UNIVISION RADIO LOS ANGELES, INC.
UNIVISION RADIO MANAGEMENT COMPANY, INC.
UNIVISION RADIO NEW MEXICO, INC.
UNIVISION RADIO NEW YORK, INC.
UNIVISION RADIO PHOENIX, INC.
UNIVISION RADIO SACRAMENTO, INC.
UNIVISION RADIO SAN DIEGO, INC.
UNIVISION RADIO SAN FRANCISCO, INC.
UNIVISION RADIO TOWER COMPANY, INC.
UNIVISION TELEVISION GROUP, INC.
WADO RADIO, INC.
WADO-AM LICENSE CORP.
WLXX-AM LICENSE CORP.
WPAT-AM LICENSE CORP.
WQBA-AM LICENSE CORP.
WQBA-FM LICENSE CORP.
WURZBURG, INC.

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION RADIO, INC.

By:
Name:	Andrew W. Hobson
Title:	Vice President

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

HBCI, LLC UNIVISION RADIO FLORIDA, LLC

By:	Univision Radio, Inc., its sole member

By:
	Name:	Andrew W. Hobson
	Title:	Vice President

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

TELEFUTURA SAN FRANCISCO LLC

By:	Telefutura San Francisco, Inc., its sole member

By:
	Name:	Andrew W. Hobson
	Title:	Executive Vice President

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION NEW YORK LLC UNIVISION PHILADELPHIA LLC

By:	Univision of New Jersey Inc., its sole member

By:
	Name:	Andrew W. Hobson
	Title:	Executive Vice President

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

DISA LLC

By:	Univision Music, Inc., its member

By:
	Name:	Andrew W. Hobson
	Title:	Executive Vice President

By:	DISA Holdco LLC, its member

	By:	Univision Communications Inc., its member

By:
	Name:	Andrew W. Hobson
	Title:	Senior Executive Vice President

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

DISA LATIN PUBLISHING, LLC

By:
Name:	Dave Palacio
Title:	Manager

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

STATION WORKS, LLC
TELEFUTURA ALBUQUERQUE LLC
TELEFUTURA BAKERSFIELD LLC
TELEFUTURA BOSTON LLC
TELEFUTURA CHICAGO LLC
TELEFUTURA D.C. LLC
TELEFUTURA DALLAS LLC
TELEFUTURA FRESNO LLC
TELEFUTURA HOUSTON LLC
TELEFUTURA LOS ANGELES LLC
TELEFUTURA MIAMI LLC
TELEFUTURA SACRAMENTO LLC
TELEFUTURA SOUTHWEST LLC
TELEFUTURA TAMPA LLC

By:	Telefutura Television Group, Inc., its sole member

By:
	Name:	Andrew W. Hobson
	Title:	Executive Vice President

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

TELEFUTURA PARTNERSHIP OF DOUGLAS
TELEFUTURA PARTNERSHIP OF FLAGSTAFF
TELEFUTURA PARTNERSHIP OF FLORESVILLE
TELEFUTURA PARTNERSHIP OF PHOENIX
TELEFUTURA PARTNERSHIP OF SAN ANTONIO
TELEFUTURA PARTNERSHIP OF TUCSON

By:	Telefutura Television Group, Inc., its general partner

By:
	Name:	Andrew W. Hobson
	Title:	Executive Vice President

By:	Telefutura Southwest LLC, its general partner

By:
	Name:	Andrew W. Hobson
	Title:	Executive Vice President

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION MUSIC LLC

By:	Univision Music, Inc., its managing member

By:
	Name:	Andrew W. Hobson
	Title:	Executive Vice President

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION ATLANTA LLC

By:	Univision of Atlanta Inc., its sole member

By:
	Name:	Andrew W. Hobson
	Title:	Executive Vice President

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

WUVC LICENSE PARTNERSHIP G.P.

By:	Univision of Raleigh, Inc., its general partner

By:
	Name:	Andrew W. Hobson
	Title:	Executive Vice President

By:	Univision Television Group, Inc., its general partner

By:
	Name:	Andrew W. Hobson
	Title:	Executive Vice President

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

KAKW LICENSE PARTNERSHIP, L.P.
KUVN LICENSE PARTNERSHIP, L.P.
KWEX LICENSE PARTNERSHIP, L.P.
KXLN LICENSE PARTNERSHIP, L.P.
UVN TEXAS L.P.

By:	Univision Television Group, Inc., its general partner

By:
	Name:	Andrew W. Hobson
	Title:	Executive Vice President

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

KDTV LICENSE PARTNERSHIP, G.P.
KFTV LICENSE PARTNERSHIP, G.P.
KMEX LICENSE PARTNERSHIP, G.P.
KTVW LICENSE PARTNERSHIP, G.P.
KUVI LICENSE PARTNERSHIP, G.P.
KUVS LICENSE PARTNERSHIP, G.P.
WGBO LICENSE PARTNERSHIP, G.P.
WLTV LICENSE PARTNERSHIP, G.P.
WXTV LICENSE PARTNERSHIP, G.P.

By:	Univision Television Group, Inc., its general partner

By:
	Name:	Andrew W. Hobson
	Title:	Executive Vice President

By:	PTI Holdings, Inc., its general partner

By:
	Name:	Andrew W. Hobson
	Title:	Executive Vice President

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

WLII/WSUR LICENSE PARTNERSHIP, G.P.

By:	Univision of Puerto Rico Inc., its general partner

By:
	Name:	Andrew W. Hobson
	Title:	Executive Vice President

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION RADIO BROADCASTING PUERTO RICO, L.P.
UNIVISION RADIO BROADCASTING TEXAS, L.P.

By:	Univision Radio GP, Inc., its general partner

By:
	Name:	Andrew W. Hobson
	Title:	Executive Vice President

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION CLEVELAND LLC

By:	Univision Television Group, Inc., its sole member

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION TEXAS STATIONS LLC

By:
Name:	Ray Rodriguez
Title:	Manager

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION NETWORK PUERTO RICO PRODUCTION LLC

By:	The Univision Network Limited Partnership, its sole member

	By:	Univision Communications Inc., its general partner

By:
		Name:	Andrew W. Hobson
		Title:	Senior Executive Vice President

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

UNIVISION-EV HOLDINGS, LLC

By:
Name:	Andrew W. Hobson
Title:	Executive Vice President

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH, as Second Lien Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO SECOND LIEN GUARANTEE AND COLLATERAL AGREEMENT]

Schedule I to the

Second-Lien Guarantee and

Collateral Agreement

SUBSIDIARY GUARANTORS

Schedule II to the

Second-Lien Guarantee and

Collateral Agreement

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

PLEDGED DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

Schedule III to the

Second-Lien Guarantee and

Collateral Agreement

U.S. COPYRIGHTS OWNED BY GRANTOR

U.S. Copyright Registrations

Title	Reg. No.	Author

Pending U.S. Copyright Applications for Registration

Title	Author	Class	Date Filed

PATENTS OWNED BY GRANTORS

U.S. Patents

Patent No.	Issue Date

U.S. Patent Applications

Patent Application No.	Filing Date

III-2

TRADEMARK/TRADE NAMES OWNED BY GRANTORS

U.S. Trademark Registrations

Mark	Reg. Date	Reg. No.

U.S. Trademark Applications

Mark	Filing Date	Application No.

III-3

Schedule IV to the

Second-Lien Guarantee and

Collateral Agreement

UCC FILING OFFICES

Schedule V to the

Second-Lien Guarantee and

Collateral Agreement

SCHEDULE V

UCC INFORMATION

Schedule VI to the

Second-Lien Guarantee and

Collateral Agreement

SCHEDULE VI

COMMERCIAL TORT CLAIMS AND CHATTEL PAPER

Exhibit A to the

First-Lien Guarantee and

Collateral Agreement

SUPPLEMENT NO. [•] (this “Supplement”) dated as of [•], to the Second-Lien Guarantee and Collateral Agreement dated as of March 29, 2007 (the “Guarantee and Collateral Agreement”), among BROADCAST MEDIA PARTNERS HOLDINGS, INC., a Delaware corporation (“Holdings”), UMBRELLA ACQUISITION, INC., a Delaware corporation (“Merger Sub”) to be merged with and into UNIVISION COMMUNICATIONS INC. (the “Company”), UNIVISION OF PUERTO RICO INC., a Delaware corporation and each other subsidiary of the US Borrower (as defined in the Credit Agreement referred to below) from time to time party thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, the US Borrower and Holdings are referred to collectively herein as the “Grantors”) and DEUTSCHE BANK AG NEW YORK BRANCH, as second-lien collateral agent (in such capacity, the “Second-Lien Collateral Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the Credit Agreement dated as of March 29, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the lenders from time to time party thereto (the “Lenders”), and Deutsche Bank AG New York Branch, as administrative agent for the Lenders, as first-lien collateral agent and as Second-Lien Collateral Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee and Collateral Agreement referred to therein, as applicable.

C. The Grantors have entered into the Second-Lien Guarantee and Collateral Agreement in order to induce the Second-Lien Lenders to make Second-Lien Loans. Section 7.16 of the Guarantee and Collateral Agreement provides that additional Restricted Subsidiaries of the Borrowers may become Subsidiary Guarantors and Grantors under the Second-Lien Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor and a Grantor under the Second-Lien Guarantee and Collateral Agreement as consideration for Loans previously made.

Accordingly, the Second-Lien Collateral Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.16 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct in all material respects on and as of the date hereof (for this purpose, as though references therein to the Closing Date were to the date hereof). In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the Second-Lien Collateral Agent, its successors and permitted assigns, for the ratable benefit of the Secured Parties (and, to the extent provided in Section 6.01 of the Guarantee and Collateral Agreement, for the equal and ratable benefit of the Existing Senior Note Holders), their successors and permitted assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of the New Subsidiary. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Second-Lien Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Second-Lien Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the Second-Lien Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of (i) any and all Equity Interests and Pledged Debt Securities now owned by the New Subsidiary and (ii) any and all Intellectual Property now owned by the New Subsidiary and (b) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary and its jurisdiction of organization.

SECTION 5. Except as expressly supplemented hereby, the Second-Lien Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Second-Lien Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the Second-Lien Guarantee and Collateral Agreement) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Subsidiary shall be given to it in care of the Borrowers as provided in Section 9.01 of the Credit Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Second-Lien Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Second-Lien Collateral Agent.

SECTION 10. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second-Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Second-Lien Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of March 29, 2007 (as amended, restated, supplemented and/or otherwise modified from time to time in accordance with the terms thereof, the “Intercreditor Agreement”), among Broadcast Media Partners Holdings, Inc., Umbrella Acquisition, Inc., Univision Communications Inc., Univision of Puerto Rico Inc., the other Grantors from time to time party thereto, Deutsche Bank AG New York Branch, in its capacity as the initial First-Lien Collateral Agent thereunder, and Deutsche Bank AG New York Branch, in its capacity as the initial Second-Lien Collateral Agent thereunder. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

IN WITNESS WHEREOF, the New Subsidiary and the Second-Lien Collateral Agent have duly executed this Supplement to the Second-Lien Guarantee and Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

by
Name:
Title:
Address:
Legal Name:
Jurisdiction of Formation:

DEUTSCHE BANK AG NEW YORK BRANCH, as Second-Lien Collateral Agent,

by
Name:
Title:

by
Name:
Title:

Collateral of the New Subsidiary

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

PLEDGED DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

INTELLECTUAL PROPERTY

[Follow format of Schedule III to the

Guarantee and Collateral Agreement.]

EXHIBIT E

to the Credit Agreement

FORM OF

NON-BANK CERTIFICATE

Reference is made to the Credit Agreement dated as of March [ ], 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Umbrella Acquisition, Inc., a Delaware corporation, to be merged with and into Univision Communication Inc., a Delaware corporation, and Univision of Puerto Rico Inc., a Delaware corporation, the lenders from time to time party thereto (the “Lenders”), Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”), as First-Lien Collateral Agent for the First-Lien Lenders and as Second-Lien Collateral Agent for the Second-Lien Lenders (such terms and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), Deutsche Bank Securities Inc. (“DBSI”) and Banc of America Securities LLC, as Arrangers for the First-Lien Facilities, DBSI and Credit Suisse, as Arrangers for the Second-Lien Facilities, Banc of America Securities LLC, as documentation agent, and Credit Suisse, Cayman Islands Branch, Wachovia Bank, National Association, The Royal Bank of Scotland PLC and Lehman Brothers Inc., as joint syndication agents.                                          (the “Non-U.S. Lender”) is providing this certificate pursuant to Section 2.20(e) of the Credit Agreement. The Non-U.S. Lender hereby represents and warrants to the Borrowers that:

The Non-U.S. Lender is the sole record and beneficial owner of the Loans or the obligations evidenced by note(s) in respect of which it is providing this certificate.

The Non-U.S. Lender is not a “bank” for purposes of Section 881(c)(3)(A) of the Code. In this regard, the Non-U.S. Lender further represents and warrants that:

(a) The Non-U.S. Lender is not a “10 percent shareholder” of the U.S. Borrower for purposes of Section 881(c)(3)(B) of the Code.

(b) The Non-U.S. Lender is not a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code.

E-1

IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF NON-U.S. LENDER]

By:
Name:
Title:

Date:                     , 20

E-2

EXHIBIT F-A1

to the Credit Agreement

FORM OF

FIRST-LIEN TRADEMARK SECURITY AGREEMENT

FIRST-LIEN TRADEMARK SECURITY AGREEMENT, dated as of [            ], 200[__] (this “Agreement”), among [GRANTOR] (“Grantor”) and DEUTSCHE BANK AG NEW YORK BRANCH, as First-Lien Collateral Agent (the “First-Lien Collateral Agent”) for the First-Lien Secured Parties.

Reference is made to the First-Lien Guarantee and Collateral Agreement dated as of March [ ], 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among Umbrella Acquisition, Inc., a Delaware corporation, to be merged with and into Univision Communications Inc., a Delaware corporation, and Univision of Puerto Rico Inc., a Delaware corporation (the “Borrowers”), Broadcast Media Partners Holdings, Inc., the subsidiaries of the Borrowers party thereto and the First-Lien Collateral Agent. The Lenders have extended credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement dated as of March [ ], 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Consistent with the requirements of the Credit Agreement and pursuant to and in accordance with Section 3.01(b) and Section 3.02(b) of the Security Agreement, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor, pursuant to the Security Agreement, did and hereby does grant to the First-Lien Collateral Agent, its successors and assigns, for the benefit of the First-Lien Secured Parties (and, to the extent provided in Section 6.01 of the Security Agreement, for the equal and ratable benefit of the Existing Senior Note Holders), a security interest in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor and wherever located or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”):

(a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, and all extensions or renewals thereof, including those listed on Schedule I and II (the “Trademarks”);

F-A1-1

(b) all goodwill associated with or symbolized by the Trademarks;

(c) all assets, rights and interests that uniquely reflect or embody the Trademarks;

(d) the right to sue third parties for past, present and future infringements of any Trademark; and

(e) all proceeds of and rights associated with the foregoing.

SECTION 3. Security Agreement. The security interests granted to the First-Lien Collateral Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the First-Lien Collateral Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the First-Lien Collateral Agent with respect to the Trademark Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

[Remainder of this page intentionally left blank]

F-A1-2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[GRANTOR],

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as First-Lien Collateral Agent,

By:
Name:
Title:

By:
Name:
Title:

F-A1-3

Schedule I

Trademarks

Registered Owner	Mark	Registration Number	Expiration Date

Schedule II

Trademark Applications

Registered Owner	Mark	Registration Number	Date Filed

F-A1-4

EXHIBIT F-A2

to the Credit Agreement

FORM OF

FIRST-LIEN PATENT SECURITY AGREEMENT

FIRST-LIEN PATENT SECURITY AGREEMENT, dated as of [            ], 200[    ] (this “Agreement”), among [GRANTOR] (“Grantor”) and DEUTSCHE BANK AG NEW YORK BRANCH, as First-Lien Collateral Agent (the “First-Lien Collateral Agent”) for the First-Lien Secured Parties.

Reference is made to the First-Lien Guarantee and Collateral Agreement dated as of March [ ], 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among Umbrella Acquisition, Inc., a Delaware corporation, to be merged with and into Univision Communications Inc., a Delaware corporation, and Univision of Puerto Rico Inc., a Delaware corporation (the “Borrowers”), Broadcast Media Partners Holdings, Inc., the subsidiaries of the Borrowers party thereto and the First-Lien Collateral Agent. The Lenders have extended credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement dated as of March [ ], 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Consistent with the requirements of the Credit Agreement and pursuant to and in accordance with Section 3.01(b) and Section 3.02(b) of the Security Agreement, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor, pursuant to the Security Agreement, did and hereby does grant to the First-Lien Collateral Agent, its successors and assigns, for the benefit of the First-Lien Secured Parties (and, to the extent provided in Section 6.01 of the Security Agreement, for the equal and ratable benefit of the Existing Senior Note Holders), a security interest in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor and wherever located or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”):

(a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office, including those listed on Schedule I and II (the “Patents”);

(b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and all inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein;

F-A2-1

(c) the right to sue third parties for past, present and future infringements of any Patent; and

(d) all proceeds of and any right associated with the foregoing.

SECTION 3. Security Agreement. The security interests granted to the First-Lien Collateral Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the First-Lien Collateral Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the First-Lien Collateral Agent with respect to the Patent Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

[Remainder of this page intentionally left blank]

F-A2-2

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[GRANTOR],

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as First-Lien Collateral Agent,

By:
Name:
Title:

By:
Name:
Title:

F-A2-3

Schedule I

Patents

Registered Owner	Type	Registration Number	Expiration Date

Schedule II

Patent Applications

Registered Owner	Type	Registration Number	Date Filed

F-A2-4

EXHIBIT F-A3

to the Credit Agreement

FORM OF

FIRST-LIEN COPYRIGHT SECURITY AGREEMENT

FIRST-LIEN COPYRIGHT SECURITY AGREEMENT, dated as of [            ], 200[__] (this “Agreement”), among [GRANTOR] (“Grantor”) and DEUTSCHE BANK AG NEW YORK BRANCH, as First-Lien Collateral Agent (the “First-Lien Collateral Agent”) for the First-Lien Secured Parties.

Reference is made to the First-Lien Guarantee and Collateral Agreement dated as of March [ ], 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among Umbrella Acquisition, Inc., a Delaware corporation, to be merged with and into Univision Communications Inc., a Delaware corporation, and Univision of Puerto Rico Inc., a Delaware corporation (the “Borrowers”), Broadcast Media Partners Holdings, Inc., the subsidiaries of the Borrowers party thereto and the First-Lien Collateral Agent. The Lenders have extended credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement dated as of March [ ], 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Consistent with the requirements of the Credit Agreement and pursuant to and in accordance with Section 3.01(b) and Section 3.02(b) of the Security Agreement, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor, pursuant to the Security Agreement, did and hereby does grant to the First-Lien Collateral Agent, its successors and assigns, for the benefit of the First-Lien Secured Parties(and, to the extent provided in Section 6.01 of the Security Agreement, for the equal and ratable benefit of the Existing Senior Note Holders), a security interest in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor and wherever located or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”):

(a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise,

(b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule I and II (the “Copyrights”);

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(c) the right to sue third parties for past, present and future infringements of any copyright, and

(d) all proceeds of and rights associated with the foregoing.

SECTION 3. Security Agreement. The security interests granted to the First-Lien Collateral Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the First-Lien Collateral Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the First-Lien Collateral Agent with respect to the Copyright Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[GRANTOR],

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as First-Lien Collateral Agent,

By:
Name:
Title:

By:
Name:
Title:

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Schedule I

Copyrights

Registered Owner	Title	Registration Number	Expiration Date

Schedule II

Copyright Applications

Registered Owner	Title	Registration Number	Date Filed

F-A3-4

EXHIBIT F-B1

to the Credit Agreement

FORM OF

SECOND-LIEN TRADEMARK SECURITY AGREEMENT

SECOND-LIEN TRADEMARK SECURITY AGREEMENT, dated as of [                    ], 200[    ] (this “Agreement”), among [GRANTOR] (“Grantor”) and DEUTSCHE BANK AG NEW YORK BRANCH, as Second-Lien Collateral Agent (the “Second-Lien Collateral Agent”) for the Second-Lien Secured Parties.

Reference is made to the Second-Lien Guarantee and Collateral Agreement dated as of March [ ], 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among Umbrella Acquisition, Inc., a Delaware corporation, to be merged with and into Univision Communications Inc., a Delaware corporation, and Univision of Puerto Rico Inc., a Delaware corporation, Broadcast Media Partners Holdings, Inc., the other subsidiaries of the US Borrower (as defined in the Credit Agreement referred to below) party thereto and the Second-Lien Collateral Agent. The Lenders have extended credit to the US Borrower subject to the terms and conditions set forth in the Credit Agreement dated as of March [ ], 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Consistent with the requirements of the Credit Agreement and pursuant to and in accordance with Section 3.01(b) and Section 3.02(b) of the Security Agreement, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor, pursuant to the Security Agreement, did and hereby does grant to the Second-Lien Collateral Agent, its successors and assigns, for the benefit of the Second-Lien Secured Parties (and, to the extent provided in Section 6.01 of the Security Agreement, for the equal and ratable benefit of the Existing Senior Note Holders), a security interest in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor and wherever located or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”):

(a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, and all extensions or renewals thereof, including those listed on Schedule I and II (the “Trademarks”);

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(b) all goodwill associated with or symbolized by the Trademarks;

(c) all assets, rights and interests that uniquely reflect or embody the Trademarks;

(d) the right to sue third parties for past, present and future infringements of any Trademark; and

(e) all proceeds of and rights associated with the foregoing.

SECTION 3. Security Agreement. The security interests granted to the Second-Lien Collateral Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Second-Lien Collateral Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Second-Lien Collateral Agent with respect to the Trademark Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

SECTION 4. Intercreditor Agreement. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second-Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Second-Lien Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of March 29, 2007 (as amended, restated, supplemented and/or otherwise modified from time to time in accordance with the terms thereof, the “Intercreditor Agreement”), among Broadcast Media Partners Holdings, Inc., Umbrella Acquisition, Inc., Univision Communications Inc., Univision of Puerto Rico Inc., the other Grantors from time to time party thereto, Deutsche Bank AG New York Branch, in its capacity as the initial First-Lien Collateral Agent thereunder, and Deutsche Bank AG New York Branch, in its capacity as the initial Second-Lien Collateral Agent thereunder. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[GRANTOR],

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as Second-Lien Collateral Agent,

By:
Name:
Title:

By:
Name:
Title:

F-B1-3

Schedule I

Trademarks

Registered Owner	Mark	Registration Number	Expiration Date

Schedule II

Trademark Applications

Registered Owner	Mark	Registration Number	Date Filed

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EXHIBIT F-B2

to the Credit Agreement

FORM OF

SECOND-LIEN PATENT SECURITY AGREEMENT

SECOND-LIEN PATENT SECURITY AGREEMENT, dated as of [                    ], 200[    ] (this “Agreement”), among [GRANTOR] (“Grantor”) and DEUTSCHE BANK AG NEW YORK BRANCH, as Second-Lien Collateral Agent (the “Second-Lien Collateral Agent”) for the Second-Lien Secured Parties.

Reference is made to the Second-Lien Guarantee and Collateral Agreement dated as of March [    ], 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among Umbrella Acquisition, Inc., a Delaware corporation, to be merged with and into Univision Communications Inc., a Delaware corporation, and Univision of Puerto Rico Inc., a Delaware corporation, Broadcast Media Partners Holdings, Inc., the other subsidiaries of the US Borrower (as defined in the Credit Agreement below) party thereto and the Second-Lien Collateral Agent. The Second-Lien Lenders have extended credit to the US Borrower subject to the terms and conditions set forth in the Credit Agreement dated as of March [    ], 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Consistent with the requirements of the Credit Agreement and pursuant to and in accordance with Section 3.01(b) and Section 3.02(b) of the Security Agreement, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor, pursuant to the Security Agreement, did and hereby does grant to the Second-Lien Collateral Agent, its successors and assigns, for the benefit of the Second-Lien Secured Parties (and, to the extent provided in Section 6.01 of the Security Agreement, for the equal and ratable benefit of the Existing Senior Note Holders), a security interest in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor and wherever located or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”):

(e) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office, including those listed on Schedule I and II (the “Patents”);

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(f) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and all inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein;

(g) the right to sue third parties for past, present and future infringements of any Patent; and

(h) all proceeds of and any right associated with the foregoing.

SECTION 3. Security Agreement. The security interests granted to the Second-Lien Collateral Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Second-Lien Collateral Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Second-Lien Collateral Agent with respect to the Patent Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

SECTION 4. Intercreditor Agreement. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second-Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Second-Lien Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of March 29, 2007 (as amended, restated, supplemented and/or otherwise modified from time to time in accordance with the terms thereof, the “Intercreditor Agreement”), among Broadcast Media Partners Holdings, Inc., Umbrella Acquisition, Inc., Univision Communications Inc., Univision of Puerto Rico Inc., the other Grantors from time to time party thereto, Deutsche Bank AG New York Branch, in its capacity as the initial First-Lien Collateral Agent thereunder, and Deutsche Bank AG New York Branch, in its capacity as the initial Second-Lien Collateral Agent thereunder. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[GRANTOR],

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as Second-Lien Collateral Agent,

By:
Name:
Title:

By:
Name:
Title:

F-B2-3

Schedule I

Patents

Registered Owner	Type	Registration Number	Expiration Date

Schedule II

Patent Applications

Registered Owner	Type	Registration Number	Date Filed

F-B2-4

EXHIBIT F-B3

to the Credit Agreement

FORM OF

SECOND-LIEN COPYRIGHT SECURITY AGREEMENT

SECOND-LIEN COPYRIGHT SECURITY AGREEMENT, dated as of [            ], 200[__] (this “Agreement”), among [GRANTOR] (“Grantor”) and DEUTSCHE BANK AG NEW YORK BRANCH, as Second-Lien Collateral Agent (the “Second-Lien Collateral Agent”) for the Second-Lien Secured Parties.

Reference is made to the Second-Lien Guarantee and Collateral Agreement dated as of March [ ], 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among Umbrella Acquisition, Inc., a Delaware corporation, to be merged with and into Univision Communications Inc., a Delaware corporation, and Univision of Puerto Rico Inc., a Delaware corporation, Broadcast Media Partners Holdings, Inc., the other subsidiaries of the US Borrower (as defined in the Credit Agreement below) party thereto and the Second-Lien Collateral Agent. The Second-Lien Lenders have extended credit to the US Borrower subject to the terms and conditions set forth in the Credit Agreement dated as of March [ ], 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Consistent with the requirements of the Credit Agreement and pursuant to and in accordance with Section 3.01(b) and Section 3.02(b) of the Security Agreement, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor, pursuant to the Security Agreement, did and hereby does grant to the Second-Lien Collateral Agent, its successors and assigns, for the benefit of the Second-Lien Secured Parties (and, to the extent provided in Section 6.01 of the Security Agreement, for the equal and ratable benefit of the Existing Senior Note Holders), a security interest in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor and wherever located or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”):

(a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise,

(b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule I and II (the “Copyrights”);

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(c) the right to sue third parties for past, present and future infringements of any copyright, and

(d) all proceeds of and rights associated with the foregoing.

SECTION 3. Security Agreement. The security interests granted to the Second-Lien Collateral Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Second-Lien Collateral Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Second-Lien Collateral Agent with respect to the Copyright Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

SECTION 4. Intercreditor Agreement. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second-Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Second-Lien Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of March 29, 2007 (as amended, restated, supplemented and/or otherwise modified from time to time in accordance with the terms thereof, the “Intercreditor Agreement”), among Broadcast Media Partners Holdings, Inc., Umbrella Acquisition, Inc., Univision Communications Inc., Univision of Puerto Rico Inc., the other Grantors from time to time party thereto, Deutsche Bank AG New York Branch, in its capacity as the initial First-Lien Collateral Agent thereunder, and Deutsche Bank AG New York Branch, in its capacity as the initial Second-Lien Collateral Agent thereunder. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[GRANTOR],

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as Second-Lien Collateral Agent,

By:
Name:
Title:

By:
Name:
Title:

F-B3-3

EXHIBIT F-B3

to the Credit Agreement

Copyrights

Registered Owner	Title	Registration Number	Expiration Date

Schedule II

Copyright Applications

Registered Owner	Title	Registration Number	Date Filed

F-B3-1

EXHIBIT G

to the Credit Agreement

FORM OF

INTERCOMPANY SUBORDINATION AGREEMENT

G-1

INTERCOMPANY SUBORDINATION AGREEMENT

THIS INTERCOMPANY SUBORDINATION AGREEMENT (as amended, restated, modified and/or supplemented from time to time, this “Agreement”), dated as of [            ], 20[    ], made by each of the undersigned (each, a “Party” and, together with any entity that becomes a party to this Agreement pursuant to Section 8 hereof, the “Parties”) and Deutsche Bank AG New York Branch, as Collateral Agent (as defined below), for the benefit of the Senior Creditors (as defined below). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Umbrella Acquisition, Inc. (to be merged with and into Univision Communications Inc.) (“Merger Sub”), Univision of Puerto Rico Inc. (the “Subsidiary Borrower” and, together with the US Borrower, the “Borrowers”), the lenders party thereto (the “Lenders”), Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”), as first-lien collateral agent for the First-Lien Secured Parties (in such capacity, the “First-Lien Collateral Agent”) and as second-lien collateral agent for the Second-Lien Secured Parties (in such capacity, the Second-Lien Collateral Agent”), Deutsche Bank Securities Inc. (“DBSI”) and Banc of America Securities LLC, as joint lead arrangers for the First-Lien Facilities, DBSI and Credit Suisse, as joint lead arrangers for the Second-Lien Facilities, Banc of America Securities LLC, as documentation agent, and Credit Suisse, Cayman Islands Branch, Wachovia Bank, National Association, The Royal Bank of Scotland PLC and Lehman Brothers Inc., as joint syndication agents, have entered into a Credit Agreement, dated as of March 29, 2007 (as the same may be amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”), providing for the making of Loans to the Borrowers and the issuance of, and participation in, Letters of Credit for the respective accounts of the Borrowers, all as contemplated therein (with the Lenders, the Administrative Agent, the Issuing Banks, the First-Lien Collateral Agent and the Second-Lien Collateral Agent being herein called the “Lender Creditors”);

WHEREAS, the US Borrower and/or one or more of its Restricted Subsidiaries may at any time and from time to time enter into one or more Hedging Agreements (as defined below) with one or more Hedge Creditors (as defined below);

WHEREAS, pursuant to the First-Lien Guarantee and Collateral Agreement and Second-Lien Guarantee and Collateral Agreement, Broadcast Media Partners Holdings, Inc. (“Holdings”) and each Subsidiary Guarantor have jointly and severally guaranteed to the Secured Parties (as defined in each Guarantee and Collateral Agreement) the payment when due of all Obligations (as defined in each Guarantee and Collateral Agreement);

WHEREAS, it is a condition precedent to the extensions of credit under the Credit Agreement that this Agreement be executed and delivered by the original Parties hereto;

WHEREAS, additional Parties may from time to time become parties hereto in order to allow for certain extensions of credit in accordance with the requirements of the Credit Agreement; and

WHEREAS, each of the Parties desires to execute this Agreement to satisfy the conditions described in the immediately preceding paragraphs.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Parties and the Collateral Agent (for the benefit of the Senior Creditors) hereby agree as follows:

1. The Subordinated Debt (as defined in Section 6 hereof) and all payments of principal, interest and all other amounts thereunder are hereby, and shall continue to be, subject and subordinate in right of payment to the prior payment in full, in cash, of all Senior Indebtedness, to the extent, and in the manner, set forth herein. The foregoing shall apply notwithstanding the availability of collateral to the Senior Creditors or the holders of Subordinated Debt or the actual date and time of execution, delivery, recordation, filing or perfection of any security interests granted with respect to the Senior Indebtedness or the Subordinated Debt, or the lien or priority of payment thereof, and in any instance wherein the Senior Indebtedness or any claim for the Senior Indebtedness is subordinated, avoided or disallowed, in whole or in part, under the Bankruptcy Code or other applicable federal, foreign, state or local law. In the event of a proceeding, whether voluntary or involuntary, for insolvency, liquidation, reorganization, dissolution, bankruptcy or other similar proceeding pursuant to the Bankruptcy Code or other applicable federal, foreign, state or local law (each, a “Bankruptcy Proceeding”), the Senior Indebtedness shall include all interest accrued on the Senior Indebtedness, in accordance with and at the rates specified in the Senior Indebtedness, both for periods before and for periods after the commencement of any of such proceedings, even if the claim for such interest is not allowed pursuant to the Bankruptcy Code or other applicable law.

2. Each Party (as a lender of any Subordinated Debt) hereby agrees that until all Senior Indebtedness has been repaid in full in cash:

(a) Such Party shall not, without the prior written consent of the Required Senior Creditors (as defined in Section 6 hereof), which consent may be withheld or conditioned in the Required Senior Creditors’ sole discretion, commence, or join or participate in, any Enforcement Action (as defined in Section 6 hereof).

(b) In the event that (i) all or any portion of any Senior Indebtedness becomes due (whether at stated maturity, by acceleration or otherwise), (ii) any Event of Default under the Credit Agreement or any event of default under, and as defined in, any other Senior Indebtedness (or the documentation governing the same), then exists or would result from such payment on the Subordinated Debt (including, without limitation, pursuant to Section 6.03 of the Credit Agreement), or (iii) such Party receives any payment or prepayment of principal, interest or any other amount, in whole or in part, of (or with respect to) the Subordinated Debt in violation of the terms of the Credit Agreement or any other Senior Indebtedness (or the documentation governing the same),

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then, and in any such event, any payment or distribution of any kind or character, whether in cash, property or securities, which shall be payable or deliverable with respect to any or all of the Subordinated Debt or which has been received by any Party shall be held in trust by such Party for the benefit of the Senior Creditors and shall forthwith be paid or delivered directly to the Senior Creditors for application to the payment of the Senior Indebtedness (after giving effect to the relative payment and security priorities of such Senior Indebtedness), to the extent necessary to make payment in full in cash of all sums due under the Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution to the Senior Creditors. In any such event, the Senior Creditors may, but shall not be obligated to, demand, claim and collect any such payment or distribution that would, but for these subordination provisions, be payable or deliverable with respect to the Subordinated Debt. In the event of the occurrence of any event referred to in subclauses (i), (ii) or (iii) of the second preceding sentence of this clause (b) and until the Senior Indebtedness shall have been fully paid in cash and satisfied and all of the Obligations of the US Borrower or any of its Restricted Subsidiaries to the Senior Creditors have been performed in full, no payment of any kind or character (whether in cash, property, securities or otherwise) shall be made to or accepted by any Party in respect of the Subordinated Debt. Notwithstanding anything to the contrary contained above, if one or more of the events referred to in subclauses (i) through (iii) of the first sentence of this clause (b) is in existence, the Required Senior Creditors may agree in writing that payments may be made with respect to the Subordinated Debt which would otherwise be prohibited pursuant to the provisions contained above, provided that any such waiver shall be specifically limited to the respective payment or payments which the Required Senior Creditors agree may be so paid to any Party in respect of the Subordinated Debt.

(c) If such Party which is not a Loan Party shall acquire by indemnification, subrogation or otherwise, any lien, estate, right or other interest in any of the assets or properties of the US Borrower or any of its Restricted Subsidiaries which is a Loan Party, that lien, estate, right or other interest shall be subordinate in right of payment to the Senior Indebtedness and the lien of the Senior Indebtedness as provided herein, and such Party hereby waives any and all rights it may acquire by subrogation or otherwise to any lien of the Senior Indebtedness or any portion thereof until such time as all Senior Indebtedness has been repaid in full in cash.

(d) In any case commenced by or against the US Borrower or any of its Restricted Subsidiaries under the Bankruptcy Code or any similar federal, foreign, state or local statute (a “Reorganization Proceeding”), to the extent permitted by applicable law, the Required Senior Creditors shall have the exclusive right to exercise any voting rights in respect of the claims of such Party against the US Borrower or any of its Restricted Subsidiaries.

(e) If, at any time, all or part of any payment with respect to Senior Indebtedness theretofore made (whether by either Borrower, any other Loan Party or any other Person or enforcement of any right of setoff or otherwise) is rescinded or must otherwise be returned by the holders of Senior Indebtedness for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of either

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Borrower or such other Persons), the subordination provisions set forth herein shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

(f) After the occurrence and continuation of an Event of Default, such Party shall not object to the entry of any order or orders approving any cash collateral stipulations, adequate protection stipulations or similar stipulations executed by the Senior Creditors in any Reorganization Proceeding or any other proceeding under the Bankruptcy Code.

(g) Such Party waives any marshalling rights with respect to the Senior Creditors in any Reorganization Proceeding or any other proceeding under the Bankruptcy Code.

3. Any payments made to, or received by, any Party in respect of any guaranty or security in support of the Subordinated Debt shall be subject to the terms of this Agreement and applied on the same basis as payments made directly by the obligor under such Subordinated Debt. To the extent that the US Borrower or any of its Restricted Subsidiaries (other than the respective obligor or obligors which are already Parties hereto) provides a guaranty or any security in support of any Subordinated Debt, the Party which is the lender of the respective Subordinated Debt will cause each such Person to become a Party hereto (if such Person is not already a Party hereto) promptly after the date of the execution and delivery of the respective guarantee or security documentation, provided that any failure to comply with the foregoing requirements of this Section 3 will have no effect whatsoever on the subordination provisions contained herein (which shall apply to all payments received with respect to any guarantee or security for any Subordinated Debt, whether or not the Person furnishings such guarantee or security is a Party hereto).

4. Each Party hereby acknowledges and agrees that no payments will be accepted by it in respect of the Subordinated Debt (unless promptly turned over to the holders of Senior Indebtedness as contemplated by Section 2 above), to the extent such payments would be prohibited under any Senior Indebtedness (or the documentation governing the same).

5. In addition to the foregoing agreements, each Party hereby acknowledges and agrees that (x) any Intercompany Debt (and any promissory notes or other instruments evidencing same) may be pledged, and delivered for pledge, by the US Borrower or any of its Restricted Subsidiaries pursuant to any Security Document to which the US Borrower or the respective such Restricted Subsidiary is, or at any time in the future becomes, a party and (y) with respect to all Intercompany Debt so pledged, the Collateral Agent shall be entitled to exercise all rights and remedies with respect to such Intercompany Debt to the maximum extent provided in the various Security Documents (in accordance with the terms thereof and subject to the requirements of applicable law).

6. Definitions. As and in this Agreement, the terms set forth below shall have the respective meanings provided below:

“Collateral Agent” shall mean (i) prior to the First-Lien Loan Obligations Termination Date, the First-Lien Collateral Agent, and (ii) thereafter, the Second-Lien Collateral Agent.

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“First-Lien Loan Obligations Termination Date” shall mean the first date after the Closing Date upon which all Commitments and Letters of Credit under the Credit Agreement have been terminated (or, if Letters of Credit remain outstanding, as to which an L/C Backstop exists) and all Loan Document Obligations constituting First-Lien Obligations have been paid in full in cash.

“Enforcement Action” shall mean (i) any acceleration of all or any part of the Subordinated Debt, (ii) any foreclosure proceeding, the exercise of any power of sale, the obtaining of a receiver, the seeking of default interest, the suing on, or otherwise taking action to enforce the obligation of the US Borrower or any of its Restricted Subsidiaries to pay any amounts relating to any Subordinated Debt, (iii) the exercising of any banker’s lien or rights of set-off or recoupment, or (iv) the taking of any other enforcement action against any asset or property of the US Borrower or its Restricted Subsidiaries.

“Hedging Agreement” shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, commodity swap agreement, commodity cap agreement, commodity collar agreement, foreign exchange contract, currency swap agreement or similar agreement providing for the transfer of mitigation of interest rate or currency risks either generally or under specific contingencies.

“Hedge Creditor” shall have the meaning provided in the First-Lien Guarantee and Collateral Agreement.

“Intercompany Debt” shall mean any indebtedness or other obligations, whether now existing or hereinafter incurred, owed by the US Borrower or any Restricted Subsidiary of the US Borrower to the US Borrower or any other Restricted Subsidiary of the US Borrower.

“Obligation” shall mean any principal, interest, premium, penalties, fees, indemnities and other liabilities and obligations payable under the documentation governing any indebtedness (including, without limitation, all interest, fees and other charges accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided in the governing documentation, whether or not such interest, fees and charges are an allowed claim in such proceeding).

“Required Senior Creditors” shall mean (i) prior to the First-Lien Loan Obligations Termination Date, the Required First-Lien Lenders and (ii) thereafter, the Required Second-Lien Lenders.

“Senior Creditors” shall mean all holders from time to time of any Senior Indebtedness and shall include, without limitation, the Lender Creditors and the Hedge Creditors.

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“Senior Indebtedness” shall mean:

(i) all Obligations (including, without limitation, Obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of each Loan Party (whether as obligor, guarantor or otherwise) to the Lender Creditors, whether now existing or hereafter incurred under, arising out of or in connection with each Loan Document to which it is at any time a party (including, without limitation, all such obligations and liabilities of each Loan Party under the Credit Agreement (if a party thereto) and under the Guarantee and Collateral Agreements (if a party thereto) or under any other guarantee by it of obligations pursuant to the Credit Agreement) and the due performance and compliance by each Loan Party with the terms of each such Loan Document (all such obligations and liabilities under this clause (i), except to the extent consisting of Secured Hedging Obligations, being herein collectively called the “Loan Document Obligations”); and

(ii) all Obligations (including, without limitation, Obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Loan Party to the Hedge Creditors, whether now existing or hereafter incurred under, arising out of or in connection with any Hedging Agreement with a Hedge Creditor (including, without limitation, all such obligations and liabilities of such Loan Party under the Guarantee and Collateral Agreements (if a party thereto) with respect thereto or under any other guarantee by it of obligations pursuant to any such Hedging Agreement) and the due performance and compliance by each Loan Party with the terms of each such Hedging Agreement (all such obligations and liabilities under this clause (ii) being herein collectively called the “Secured Hedging Obligations”).

“Subordinated Debt” shall mean the principal of, interest on, and all other amounts owing from time to time in respect of, all Intercompany Debt (including, without limitation, pursuant to guarantees thereof or security therefor at any time outstanding); provided that the term “Subordinated Debt” shall not include any Intercompany Debt which is (1) owed by any Person to the US Borrower, (2) owed by any Person (other than the US Borrower) to the Subsidiary Borrower, (3) owed by any Person that is not a Loan Party to any other Person or (4) owed by any Loan Party (other than a Borrower) to any other Loan Party.

7. Each Party agrees to be fully bound by all terms and provisions contained in this Agreement, both with respect to any Subordinated Debt (including any guarantees thereof and security therefor) owed to it, and with respect to all Subordinated Debt (including all guarantees thereof and security therefor) owing by it.

8. It is understood and agreed that any Restricted Subsidiary of the US Borrower that is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Senior Indebtedness shall become a Party hereunder by executing a counterpart hereof (or a joinder agreement in form and substance satisfactory to the Collateral Agent) and delivering same to the Collateral Agent.

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9. No failure or delay on the part of any party hereto or any holder of Senior Indebtedness in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

10. Each Party hereto acknowledges that to the extent that no adequate remedy at law exists for breach of its obligations under this Agreement, in the event any Party fails to comply with its obligations hereunder, the Collateral Agent or the holders of Senior Indebtedness shall have the right to obtain specific performance of the obligations of such defaulting Party, injunctive relief or such other equitable relief as may be available.

11. Any notice to be given under this Agreement shall be in writing and shall be sent in accordance with the provisions of the Credit Agreement.

12. In the event of any conflict between the provisions of this Agreement and the provisions of the Subordinated Debt, the provisions of this Agreement shall prevail.

13. No person other than the parties hereto, the Senior Creditors from time to time and their successors and assigns as holders of the Senior Indebtedness and the Subordinated Debt shall have any rights under this Agreement.

14. This Agreement may be executed in any number of counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

15. No amendment, supplement, modification, waiver or termination of this Agreement shall be effective against a party against whom the enforcement of such amendment, supplement, modification, waiver or termination would be asserted, unless such amendment, supplement, modification, waiver or termination was made in a writing signed by such party, provided that amendments hereto shall be effective as against the Senior Creditors only if executed and delivered by the Collateral Agent.

16. In case any one or more of the provisions confined in this Agreement, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein, and any other application thereof, shall not in any way be affected or impaired thereby.

17.(a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (OTHER THAN THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

(b) Each of the Parties and the Senior Creditors, by their acceptance of the benefits of this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in

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any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the Parties and the Senior Creditors, by their acceptance of the benefits of this Agreement hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Parties and the Senior Creditors, by their acceptance of the benefits of this Agreement, agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the First-Lien Collateral Agent or any other Senior Creditor may otherwise have to bring any action or proceeding relating to this Agreement against any Party or its properties in the courts of any jurisdiction.

(c) Each of the Parties and the Senior Creditors, by their acceptance of the benefits of this Agreement, hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the Parties and the Senior Creditors by their acceptance of the benefits of this Agreement hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each of the Parties and the Senior Creditors, by their acceptance of the benefits of this Agreement, hereby irrevocably consents to service of process in the manner provided for notices as provided above. Nothing in this Agreement will affect the right of the Collateral Agent, the Senior Creditors or the Parties to serve process in any other manner permitted by law.

(e) EACH PARTY HERETO (AND EACH OTHER SENIOR CREDITOR, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF) HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS CLAUSE (c).

18. This Agreement shall bind and inure to the benefit of the Collateral Agent, the other Senior Creditors and each Party and their respective successors, permitted transferees and assigns.

19. By acceptance of the benefits of this Agreement, each Senior Creditor (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder, (b) to confirm that the Collateral Agent shall have

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the authority to act as the exclusive agent of such Senior Creditor for the enforcement of any provisions of this Agreement against any Party or the exercise of remedies hereunder, (c) to agree that it shall not take any action to enforce any provisions of this Agreement against any Party, to exercise any remedy hereunder or to give any consents or approvals hereunder, except as expressly provided in this Agreement and (d) to agree to be bound by the terms of this Agreement.

20. Upon the consummation of the Merger, the Company shall succeed to all the rights and obligations of Merger Sub under this Agreement, without any further action by any Person.

21. Notwithstanding anything to the contrary contained herein, upon the occurrence of the Termination Date, this Agreement shall terminate without any further action by any Person.

*        *        *

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

[NAMES OF RELEVANT PARTIES]

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as First-Lien Collateral Agent and Second-Lien Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT H

to the Credit Agreement

FORM OF

INTERCREDITOR AGREEMENT

H-1

INTERCREDITOR AGREEMENT

dated as of

[                    ], 20[    ]

among

BROADCAST MEDIA PARTNERS HOLDINGS, INC.,

UMBRELLA ACQUISITION, INC.

(to be merged with and into UNIVISION COMMUNICATIONS INC.)

and

UNIVISION OF PUERTO RICO INC.,

as the Borrowers,

CERTAIN OTHER GRANTORS

and

DEUTSCHE BANK AG NEW YORK BRANCH,

as First-Lien Collateral Agent

and Second-Lien Collateral Agent

(i)

(continued)

(ii)

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT, dated as of [                    ], 20[    ] is entered into by and among BROADCAST MEDIA PARTNERS HOLDINGS, INC., a Delaware corporation (“Holdings”), UMBRELLA ACQUISITION, INC., a Delaware corporation (“Merger Sub”) to be merged with and into UNIVISION COMMUNICATIONS INC. (the “Company”), UNIVISION OF PUERTO RICO INC., a Delaware corporation (“Subsidiary Borrower” and together with the US Borrower, the “Borrowers” and each, a “Borrower”), each other Grantor (as hereinafter defined) from time to time party hereto, DEUTSCHE BANK AG NEW YORK BRANCH, in its capacity as collateral agent under the First-Lien Documents (as defined below) (together with its successors and assigns in such capacity from time to time, the “First-Lien Collateral Agent”), and DEUTSCHE BANK AG NEW YORK BRANCH, in its capacity as collateral agent under the Second-Lien Documents (as defined below) (together with its successors and assigns in such capacity from time to time, the “Second-Lien Collateral Agent”). Capitalized terms used herein but not otherwise defined herein have the meanings set forth in Section 1 below.

RECITALS

WHEREAS, Holdings, the Borrowers, the First-Lien Lenders party thereto from time to time, the Second-Lien Lenders party thereto from time to time, Deutsche Bank AG New York Branch (“DBNY”), as administrative agent (in such capacity and together with any successors and assigns in such capacity, the “Administrative Agent”), the First-Lien Collateral Agent and the Second-Lien Collateral Agent have entered into that certain Credit Agreement, dated as of March 29, 2007 (as amended, restated, supplemented, modified and/or Refinanced from time to time, the “Credit Agreement”), providing for the making of various term and revolving loans to the Borrowers, and the issuance of, and participation in, letters of credit for the respective accounts of the Borrowers, all as provided therein;

WHEREAS, it is a condition to the making of such loans and issuance of, and participation in, such letters of credit that Holdings, the Borrower and the other Grantors guarantee and secure the obligations arising under, and in respect of, the Credit Agreement;

WHEREAS, it is a condition of the Existing Senior Notes Documents that the US Borrower and the other Grantors (other than Holdings) secure the obligations of the US Borrower under, and in respect of, the Existing Senior Notes, on an equal and ratable basis pursuant to the Equal and Ratable Provision of the Existing Senior Notes Documents;

WHEREAS, the obligations of Holdings, the Borrowers and the other Grantors under the First-Lien Lender Documents will be secured by substantially all the assets of Holdings, the Borrowers and the other Grantors pursuant to the terms of the First-Lien Security Documents;

WHEREAS, the obligations of the US Borrower under the Existing Senior Notes Documents will be secured by substantially all the assets of the Borrowers and the other Grantors (other than Holdings) pursuant to the terms of the First-Lien Security Documents;

WHEREAS, the obligations of Holdings, the Borrowers and the other Grantors under the Second-Lien Lender Documents will be secured by substantially all the assets of Holdings, the Borrowers and the other Grantors, respectively, pursuant to the terms of the Second-Lien Security Documents;

WHEREAS, the obligations of the US Borrower under the Existing Senior Notes Documents will be secured by substantially all the assets of the Borrowers and the other Grantors (other than Holdings) pursuant to the terms of the Second-Lien Security Documents;

WHEREAS, the First-Lien Loan Documents and the Second-Lien Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral;

WHEREAS, in order to induce the First-Lien Collateral Agent and the First-Lien Creditors to consent to the Grantors incurring the Second-Lien Lender Obligations and to induce the First-Lien Creditors to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrowers or any other Grantor, the Second-Lien Collateral Agent on behalf of the Second-Lien Creditors (and each Second-Lien Creditor by its acceptance of the benefits of the Second-Lien Security Documents) has agreed to the subordination, intercreditor and other provisions set forth in this Agreement; and

WHEREAS, the Borrowers and the Grantors may, from time to time, incur additional secured debt which Holdings, the Borrowers, the other Grantors and the First-Lien Collateral Agent agree may, subject to the terms and conditions hereof, share a first-priority security interest in the Collateral in accordance with the First-Lien Documents in existence at the time of such incurrence;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions.

1.1 Defined Terms. As used in this Agreement, (i) save where provided in clause (ii) below, capitalized terms have the meaning given to them in the Credit Agreement, and (ii) the following terms shall have the following meanings:

“Administrative Agent” has the meaning set forth in the recitals hereto.

“Agreement” means this Intercreditor Agreement, as amended, restated, renewed, extended, supplemented and/or otherwise modified from time to time in accordance with the terms hereof.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

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“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

“Cap Amount” means $9,100,000,000.

“Cash Collateral” has the meaning set forth in Section 363(a) of the Bankruptcy Code.

“Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, now or hereafter acquired and wherever located and all proceeds thereof constituting both First-Lien Collateral and Second-Lien Collateral.

“Collateral Agent” means, as the context requires, collectively, the First-Lien Collateral Agent and/or the Second-Lien Collateral Agent.

“Comparable Second-Lien Security Document” means, in relation to any Collateral subject to any Lien created under any First-Lien Security Document, that Second-Lien Security Document which creates a Lien on the same Collateral, granted by the same Grantor.

“Credit Agreement” has the meaning set forth in the recitals hereto.

“Creditors” means, as the context requires, collectively, the First-Lien Creditors and/or the Second-Lien Creditors.

“DBNY” has the meaning set forth in the recitals hereto.

“Discharge of Existing Senior Notes Obligations” means, except to the extent otherwise provided in Section 5.6(b) hereof (and subject to Section 6.5 hereof), (a) the satisfaction and discharge in full of the Existing Senior Notes Obligations, including the redemption in full of all the Existing Senior Notes (i) in accordance with the provisions of Article XI to the Existing Senior Notes Indenture, (ii) in accordance with the provisions of Section 401 thereof or (iii) as otherwise permitted by applicable law, (b) the legal defeasance and/or covenant defeasance of the Existing Senior Notes in accordance with Article XIII of the Existing Senior Notes Indenture or (c) the amendment of the Existing Senior Notes Indenture such that the Equal and Ratable Provision is no longer applicable.

“Discharge of First-Lien Lender Obligations” means, except to the extent otherwise provided in Section 5.6(a) hereof (and subject to Section 6.5 hereof), (i) the occurrence of the Discharge of First-Lien Loan Document Obligations and (ii) (a) payment in full in cash of all Hedging Obligations (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding at the rate provided for in the respective Hedging Agreement, whether or not such interest would be allowed in any such Insolvency or Liquidation Proceeding and/or the provision of credit support reasonably acceptable to the Hedge Creditor in respect thereof), and (b) the termination of all Hedging Agreements.

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“Discharge of First-Lien Loan Document Obligations” means, except to the extent otherwise provided in Section 5.6(a) hereof (and subject to Section 6.5 hereof), (a) payment in full in cash of the First-Lien Loan Document Obligations (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding at the rate provided for in the respective First-Lien Loan Documents, whether or not such interest would be allowed in any such Insolvency or Liquidation Proceeding), (b) termination (without any prior demand for payment thereunder having been made or, if made, with such demand having been fully reimbursed in cash) or cash collateralization (in an amount and manner, and on terms, satisfactory to the First-Lien Collateral Agent) of all letters of credit issued by any First-Lien Creditor and (c) termination of all other commitments of the First-Lien Lenders under the First-Lien Loan Documents.

“Discharge of First-Lien Obligations” means, except to the extent otherwise provided in Section 5.6 hereof (and subject to Section 6.5 hereof), the occurrence of (a) the Discharge of First-Lien Lender Obligations and (b) the Discharge of Existing Senior Notes Obligations.

“Discharge of Second-Lien Lender Obligations” means payment in full in cash of the Second-Lien Lender Obligations (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding at the rate provided for in the respective Second-Lien Documents, whether or not such interest would be allowed in any such Insolvency or Liquidation Proceeding).

“Discharge of Second-Lien Obligations” means the occurrence of (a) the Discharge of Second-Lien Lender Obligations and (b) the Discharge of Existing Senior Notes Obligations.

“Disposition” shall have the meaning set forth in Section 5.1(a)(ii) hereof.

“Equal and Ratable Provision” means the provisions of Section 1008 of the Existing Senior Notes Indenture requiring (but only to the extent that such provisions so require) that the Existing Senior Notes Obligations be “equally and ratably” secured with the other First-Lien Obligations and/or the other Second-Lien Obligations, as applicable.

“Existing Senior Notes” means, collectively, (i) the Company’s 7.85% Notes due 2011 in an initial aggregate principal amount equal to $500,000,000, (ii) the Company’s 3.50% Senior Notes due 2007 in an initial aggregate principal amount equal to $200,000,000 and (iii) the Company’s 3.875% Senior Notes due 2008 in an initial aggregate principal amount equal to $250,000,000, as the same may be amended, restated, modified, otherwise supplemented and/or (in the case of the Notes described in clause (i)) Refinanced from time to time in accordance with the terms hereof, thereof and the Credit Agreement.

“Existing Senior Notes Creditors” means Existing Senior Notes Holders and the Existing Senior Notes Trustee.

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“Existing Senior Notes Documents” means the Existing Senior Notes, the Existing Senior Notes Indenture and the Guarantees (as defined in the Existing Senior Notes Indenture).

“Existing Senior Notes Holders” means the holders from time to time of the Existing Senior Notes.

“Existing Senior Notes Indenture” means the Indenture dated as of July 18, 2001, between the Company, as issuer, and the Existing Senior Notes Trustee, as amended, restated, supplemented, modified and/or Refinanced from time to time in accordance with the terms thereof, hereof and the Credit Agreement.

“Existing Senior Notes Obligations” means (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Existing Senior Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of the Company owing to any of the Existing Senior Notes Creditors under the Existing Senior Notes Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other Obligations of the Company owing to the Existing Senior Notes Creditors under or pursuant to the Existing Senior Notes Documents, and (c) the due and punctual payment and performance of all the obligations of each Guarantor (as defined in the Existing Senior Notes Indenture) owing to the Existing Notes Creditors pursuant to the Existing Senior Notes Documents, in each case whether outstanding on the date hereof or incurred or arising from time to time after the date of this Agreement.

“Existing Senior Notes Trustee” means The Bank of New York, in its capacity as trustee under the Existing Indenture, and its successors and assigns.

“First-Lien Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, now or hereafter acquired and wherever located and all proceeds thereof, with respect to which a Lien is granted (or purported to be granted) as security for any First-Lien Obligations.

“First-Lien Collateral Agent” has the meaning set forth in the first paragraph of this Agreement.

“First-Lien Creditors” means, at any relevant time and as the context may require, the holders of First-Lien Obligations or First-Lien Lender Obligations at such time, solely in their capacity as such, including, without limitation, the First-Lien Collateral Agent and the Administrative Agent.

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“First-Lien Documents” means and includes the First-Lien Loan Documents, the Existing Senior Notes Documents and the Hedging Agreements entered into with one or more Hedge Creditors.

“First-Lien Lender Document” means the First-Lien Loan Documents and the Hedging Agreements entered into with one or more Hedge Creditors.

“First-Lien Lender Obligations” means (a) all First-Lien Loan Document Obligations, and (b) all Hedging Obligations.

“First-Lien Lenders” means the “First-Lien Lenders” under, and as defined in, the Credit Agreement; provided that the term “First-Lien Lender” shall in any event include each letter of credit issuer and each swingline lender under the Credit Agreement.

“First-Lien Loan Document Obligations” shall mean (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the First-Lien Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrowers under the Credit Agreement in respect of any letter of credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrowers to any of the First-Lien Creditors under the Credit Agreement and each of the other First-Lien Loan Documents (other than, for avoidance of doubt, Hedging Obligations), including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrowers under or pursuant to the Credit Agreement and each of the other First-Lien Loan Documents (excluding, for avoidance of doubt, Hedging Obligations), and (c) the due and punctual payment and performance of all the obligations of each other Grantor under or pursuant to this Agreement and each of the other First-Lien Loan Documents (excluding, for avoidance of doubt, Hedging Obligations), in each case whether outstanding on the date hereof or incurred or arising from time to time after the date of this Agreement.

“First-Lien Loan Documents” means (i) the Credit Agreement (insofar as the provisions thereof relate to or evidence the First-Lien Loan Document Obligations), (ii) the First-Lien Security Documents and (iii) each of the other agreements, documents and instruments providing for or evidencing any other First-Lien Loan Document Obligation and any other document or instrument executed or delivered at any time in connection with any First-Lien Loan Document Obligation (including any intercreditor or joinder agreement among holders of First-Lien Loan Document Obligations but excluding Hedging Agreements), in each case, to the extent such are effective at the relevant time, as each may be amended, modified, restated, supplemented, replaced and/or Refinanced from time to time in accordance with the terms thereof and hereof.

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“First-Lien Loans” means all Loans, under, and as defined in, the Credit Agreement (other than Second-Lien Loans).

“First-Lien Obligations” means, subject to the second succeeding sentence herein, (i) all First-Lien Loan Document Obligations, (ii) all Existing Senior Notes Obligations and (iii) all Hedging Obligations. “First-Lien Obligations” shall in any event include: (a) all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding (and the effect of provisions such as Section 502(b)(2) of the Bankruptcy Code), accrue) on or after the commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant First-Lien Document, whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding, (b) any and all fees and expenses (including attorneys’ and/or financial consultants’ fees and expenses) incurred by the First-Lien Collateral Agent, the Administrative Agent and the First-Lien Creditors on or after the commencement of an Insolvency or Liquidation Proceeding, whether or not the claim for fees and expenses is allowed under Section 506(b) of the Bankruptcy Code or any other provision of the Bankruptcy Code or Bankruptcy Law as a claim in such Insolvency or Liquidation Proceeding, and (c) all obligations and liabilities of each Grantor under each First-Lien Document to which it is a party which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due. The First-Lien Obligations shall not include (x) principal of First-Lien Loans or stated amounts of Letters of Credit in excess of the Cap Amount as in effect at the time incurred or (y) any amount in clauses (a) through (c) of the preceding sentence incurred in connection with the enforcement of the excess amounts referred to in preceding clause (x) (excluding, in either case, any such excess amounts representing the capitalization of interest or fees or resulting from fluctuations in currency values, which excess amounts shall be First-Lien Obligations). For avoidance of doubt, it is understood and agreed that (I) any increase in the aggregate principal amount of any First-Lien Loan or the stated amount of any Letter of Credit (on a U.S. Dollar equivalent basis) after the date of incurrence or issuance of such First-Lien Loan or Letter of Credit, as the case may be, as a result of a fluctuation in the exchange rate of the currency in which a First-Lien Loan or Letter of Credit is denominated, shall be ignored for purposes of determining compliance with the Cap Amount in clause (x) of the preceding sentence and (II) any such increase attributable to a currency fluctuation shall be included as a First-Lien Obligation.

“First-Lien Security Documents” means (i) the First-Lien Security Documents under, and as defined in, the Credit Agreement, and (ii) any other agreement, document or instrument pursuant to which a Lien is granted (or purported to be granted) securing any First-Lien Obligations or under which rights or remedies with respect to such Liens are governed, as the same may be amended, supplemented, restated, modified and/or Refinanced from time to time.

“First-Lien Shared Collateral” means First-Lien Collateral that constitutes Shared Collateral.

“Grantors” means Holdings, the Borrowers and each of the other Subsidiary Guarantors that have executed and delivered, or may from time to time hereafter execute and deliver, a First-Lien Security Document or a Second-Lien Security Document.

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“Hedge Creditor” means (i) each First-Lien Lender or any affiliate thereof (even if the respective First-Lien Lender subsequently ceases to be a First-Lien Lender under the Credit Agreement for any reason) party to a Hedging Agreement with any Grantor and (ii) the respective successors and assigns of each such First-Lien Lender, affiliate or other financial institution referred to in clause (i) above.

“Hedging Agreement” shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, commodity swap agreement, commodity cap agreement, commodity collar agreement, foreign exchange contract, currency swap agreement or similar agreement providing for the transfer of mitigation of interest rate or currency risks either generally or under specific contingencies.

“Hedging Obligations” means (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code (if applicable), would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon and all interest that accrues on or after the commencement of any Insolvency or Liquidation Proceeding at the rate provided for in the respective Hedging Agreement, whether or not a claim for post-petition interest is allowed in any such Insolvency or Liquidation Proceeding) of each Grantor owing to the Hedge Creditors, now existing or hereafter incurred under, arising out of or in connection with each Hedging Agreement (including all such obligations and indebtedness under any guarantee to which each Grantor is a party) and (ii) the due performance and compliance by each Grantor with the terms, conditions and agreements of each Hedging Agreement with a Hedging Creditor.

“Holdings” has the meaning set forth in the recitals hereto.

“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, readjustment, composition, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of its respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or proceedings under the Bankruptcy Code or (d) any general assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“New Agent” shall have the meaning set forth in Section 5.6(a) hereof.

“Non-Shared Collateral” means any Collateral which, pursuant to the terms of Section 1008 of the Existing Senior Notes Indenture, is not required to secure the Existing Senior Notes Obligations on an equal and ratable basis pursuant to the Equal and Ratable Provision (including, without limitation, any Collateral pledged by Holdings pursuant to the Security Documents).

“Obligations” means any and all obligations (including guaranty obligations) with respect to the payment and performance of (a) any principal of or interest or premium on any

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indebtedness, including any reimbursement obligation in respect of any letter of credit, or any other liability, including interest that accrues on or after the commencement of any Insolvency or Liquidation Proceeding of any Grantor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such Insolvency or Liquidation Proceeding, (b) any fees (including attorneys’ and/or financial consultants’ fees and expenses), indemnification obligations, expense reimbursement obligations or other liabilities payable under the documentation governing any indebtedness (including, without limitation, all such fees, obligations and liabilities incurred on or after the commencement of any Insolvency or Liquidation Proceeding, and the retaking, holding, selling or otherwise disposing of or realizing on the Collateral), (c) any obligation to post cash collateral in respect of letters of credit or any other obligations, and (d) all performance obligations under the documentation governing any indebtedness, and shall in any event include all obligations and liabilities of each Grantor which, but for the automatic stay under Section 362(a) of the Bankruptcy Code (if applicable), would become due.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Pledged Collateral” means (a) the “Pledged Collateral” under, and as defined in, the First-Lien Guarantee and Collateral Agreement and the Second-Lien Guarantee and Collateral Agreement, respectively, and (b) any other Collateral in the possession of the First-Lien Collateral Agent (or its agents or bailees), to the extent that possession thereof is taken to perfect a Lien thereon under the Uniform Commercial Code or other applicable local law.

“Post-Petition Financing” has the meaning set forth in Section 6.1 hereof.

“Pro Rata Share” has the meaning provided in Section 4.1(c) hereof.

“Recovery” has the meaning set forth in Section 6.5 hereof.

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such indebtedness. “Refinanced” and “Refinancing” shall have correlative meanings.

“Remedial Action” has the meaning set forth in Section 5.1(a)(i) hereof.

“Representative” has the meaning set forth in Section 4.1(c) hereof.

“Required First-Lien Creditors” means (i) at all times prior to the occurrence of the Discharge of First-Lien Loan Document Obligations, (x) the Required First-Lien Lenders, or (y) to the extent required by the Credit Agreement, the First-Lien Lenders so required thereby or (z) in the case of any Event of Default arising as a result of a breach of Section 6.10 of the Credit Agreement, the Required Revolving Lenders, but solely with respect to the Revolving Credit Facility, (ii) at all times after the occurrence of the Discharge of First-Lien Loan Document Obligations and prior to the Discharge of the First-Lien Lender Obligations, the holders of at least the majority of the then outstanding Hedging Obligations (determined by the First-Lien

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Collateral Agent in such reasonable manner as is acceptable to it) and (iii) at all times after the Discharge of the First-Lien Lender Obligations, the Existing Senior Notes Trustee acting at the direction of Existing Senior Notes Holders holding at least a majority of the aggregate principal amount of Existing Senior Notes Obligations outstanding from time to time.

“Required Second-Lien Creditors” means (i) at all times prior to the occurrence of the Discharge of Second-Lien Lender Obligations, the Required Second-Lien Lenders (or, to the extent required by the Credit Agreement, the Second-Lien Lenders so required thereby) and (ii) at all times after the Discharge of the Second-Lien Lender Obligations, the Existing Senior Notes Trustee acting at the direction of Existing Senior Notes Holders holding at least a majority of the aggregate principal amount of Existing Senior Notes Obligations outstanding from time to time.

“Second-Lien Collateral” means all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted (or purported to be granted) as security for any Second-Lien Obligations.

“Second-Lien Collateral Agent” has the meaning set forth in the first paragraph of this Agreement.

“Second-Lien Creditors” means, at any relevant time, the holders of Second-Lien Obligations at such time, solely in their capacity as such, including, without limitation, the Second-Lien Collateral Agent but excluding the Administrative Agent.

“Second-Lien Documents” means and includes the Second-Lien Loan Documents and the Existing Senior Notes Documents.

“Second-Lien Lender Obligations” means (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Second-Lien Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of the US Borrower owing to any of the Second-Lien Creditors under the Credit Agreement and each of the other Second-Lien Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other Obligations of the US Borrower owing to the Second-Lien Creditors under or pursuant to the Credit Agreement and each of the other Second-Lien Loan Documents, and (c) the due and punctual payment and performance of all the obligations of each other Grantor owing to the Second-Lien Creditors pursuant to this Agreement and each of the other Second-Lien Loan Documents, in each case whether outstanding on the date hereof or incurred or arising from time to time after the date of this Agreement.

“Second-Lien Loan Documents” means (i) the Credit Agreement (insofar as the provisions thereof relate to or evidence the Second-Lien Lender Obligations), (ii) the Second-Lien Security Documents, and (iii) each of the other agreements, documents and

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instruments providing for or evidencing any other Second-Lien Lender Obligation, and any other document or instrument executed or delivered at any time in connection with any Second-Lien Lender Obligation, as the same may be amended, restated, modified and/or otherwise supplemented from time to time in accordance with the terms hereof, thereof and the Credit Agreement.

“Second-Lien Obligations” means (i) all Second-Lien Lender Obligations and (ii) all Existing Senior Notes Obligations. “Second-Lien Obligations” shall in any event include: (a) all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding (and the effect of provisions such as Section 502(b)(2) of the Bankruptcy Code), accrue) on or after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Second-Lien Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding, (b) any and all fees and expenses (including attorneys’ and/or financial consultants’ fees and expenses) incurred by the Second-Lien Collateral Agent and the Second-Lien Creditors on or after the commencement of an Insolvency or Liquidation Proceeding, whether or not the claim for fees and expenses is allowed under Section 506(b) of the Bankruptcy Code or any other provision of the Bankruptcy Code or Bankruptcy Law as a claim in such Insolvency or Liquidation Proceeding, and (c) all obligations and liabilities of each Grantor under each Second-Lien Document to which it is a party which, but for the automatic stay under Section 362(a) of the Bankruptcy Code (if applicable), would become due.

“Second-Lien Security Documents” means (i) the Second-Lien Security Documents under, and as defined in, the Credit Agreement and (ii) any other agreement, document, mortgage or instrument pursuant to which a Lien is granted (or purported to be granted) securing any Second-Lien Obligations or under which rights or remedies with respect to such Liens are governed, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof, thereof and the Credit Agreement.

“Second-Lien Shared Collateral” means Second-Lien Collateral that constitutes Shared Collateral.

“Security Documents” means, as the context requires or collectively, the First-Lien Security Documents and/or the Second-Lien Security Documents.

“Shared Collateral” means all Collateral other than Non-Shared Collateral.

“Subsidiary Guarantors” means each Subsidiary of the US Borrower which enters into a guaranty of any First-Lien Obligations or Second-Lien Obligations.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

1.2 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words

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“include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Exhibits or Sections shall be construed to refer to Exhibits or Sections of this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (f) terms defined in the UCC but not otherwise defined herein shall have the same meanings herein as are assigned thereto in the UCC, (g) reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect on the date hereof, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder, and (h) references to Sections or clauses shall refer to those portions of this Agreement, and any references to a clause shall, unless otherwise identified, refer to the appropriate clause within the same Section in which such reference occurs.

SECTION 2. Priority of Liens.

2.1 Subordination; Etc. (a) Notwithstanding the date, manner or order of grant, creation, attachment or perfection of any Liens securing the Second-Lien Obligations granted on the Shared Collateral or of any Liens securing the First-Lien Obligations granted on the Shared Collateral and notwithstanding any provision of the UCC, or any applicable law or the Second-Lien Documents or any other circumstance whatsoever (including any non-perfection of any Lien purporting to secure the First-Lien Obligations and/or Second-Lien Obligations), the Second-Lien Collateral Agent, on behalf of itself and the other Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Documents) hereby agrees that: (a) any Lien on the Shared Collateral securing any First-Lien Obligations now or hereafter held by or on behalf of the First-Lien Collateral Agent or any First-Lien Creditor or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law or court order, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Shared Collateral securing any of the Second-Lien Obligations; and (b) any Lien on the Shared Collateral now or hereafter held by or on behalf of the Second-Lien Collateral Agent, any Second-Lien Creditor or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law or court order, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing any First-Lien Obligations. All Liens on the Shared Collateral securing any First-Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Shared Collateral securing any Second-Lien Obligations for all purposes, whether or not such Liens securing any First-Lien Obligations are subordinated to any Lien securing any other obligation of Holdings, any Borrower, any other Grantor or any other Person. The parties hereto acknowledge and agree that it is their intent that the First-Lien Obligations (and the

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security therefor) constitute a separate and distinct class (and separate and distinct claims) from the Second-Lien Obligations (and the security therefor).

(b) Notwithstanding the date, manner or order of grant, creation, attachment or perfection of any Liens securing the Second-Lien Lender Obligations granted on the Non-Shared Collateral or of any Liens securing the First-Lien Lender Obligations granted on the Non-Shared Collateral and notwithstanding any provision of the UCC, or any applicable law or the Second-Lien Documents or any other circumstance whatsoever (including any non-perfection of any Lien purporting to secure the First-Lien Lender Obligations and/or Second-Lien Lender Obligations), the Second-Lien Collateral Agent, on behalf of itself and the other Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Lender Documents) hereby agrees that: (a) any Lien on the Non-Shared Collateral securing any First-Lien Lender Obligations now or hereafter held by or on behalf of the First-Lien Collateral Agent or any First-Lien Creditor or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law or court order, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Non-Shared Collateral securing any of the Second-Lien Lender Obligations; and (b) any Lien on the Non-Shared Collateral now or hereafter held by or on behalf of the Second-Lien Collateral Agent, any Second-Lien Creditor or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law or court order, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Non-Shared Collateral securing any First-Lien Lender Obligations. All Liens on the Non-Shared Collateral securing any First-Lien Lender Obligations shall be and remain senior in all respects and prior to all Liens on the Non-Shared Collateral securing any Second-Lien Lender Obligations for all purposes, whether or not such Liens securing any First-Lien Lender Obligations are subordinated to any Lien securing any other obligation of Holdings, any Borrower, any other Grantor or any other Person. The parties hereto acknowledge and agree that it is their intent that the First-Lien Lender Obligations (and the security therefor) constitute a separate and distinct class (and separate and distinct claims) from the Second-Lien Lender Obligations (and the security therefor).

2.2 Prohibition on Contesting Liens. Each of the Second-Lien Collateral Agent, for itself and on behalf of each Second-Lien Creditor, each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Documents), the First-Lien Collateral Agent, for itself and on behalf of each First-Lien Creditor and each other First-Lien Creditor (by its acceptance of the benefits of the First-Lien Documents), agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), (i) the validity or enforceability of any Security Document or any Obligation thereunder, (ii) the validity, perfection, priority or enforceability of the Liens, mortgages, assignments and security interests granted pursuant to the Security Documents with respect to the First-Lien Obligations or (iii) the relative rights and duties of the holders of the First-Lien Obligations and the Second-Lien Obligations granted and/or established in this Agreement or any other Security Document with respect to such Liens, mortgages, assignments, and security interests; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the First-Lien Collateral Agent or any First-Lien Creditor to enforce this Agreement, including the priority of the Liens securing the First-Lien Obligations as provided in Section 2.1 hereof.

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2.3 No New Liens. So long as the Discharge of First-Lien Obligations has not occurred, the parties hereto agree that neither Holdings nor the Borrowers shall, and shall not permit any other Grantor to, grant or permit any additional Liens, or take any action to perfect any additional Liens, on any asset or property to secure any Second-Lien Obligation unless it has also granted a Lien on such asset or property to secure the First-Lien Obligations (but, in the case of First-Lien Obligations constituting Existing Senior Notes Obligations, only to the extent required by the Equal and Ratable Provision) and has taken all actions to perfect such Liens with the level of priority set forth in this Agreement. To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First-Lien Collateral Agent and/or the other First-Lien Creditors, the Second-Lien Collateral Agent, on behalf of itself and the other Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Documents), agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2 hereof.

2.4 Similar Liens and Agreements. The parties hereto agree that it is their intention that the Second-Lien Collateral not be more expansive than the First-Lien Collateral. In furtherance of the foregoing and of Section 8.9 hereof, the Second-Lien Collateral Agent and the other Second-Lien Creditors agree, subject to the other provisions of this Agreement:

(i) upon request by the First-Lien Collateral Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Second-Lien Collateral and the steps taken to perfect the Liens thereon and the identity of the respective parties obligated under the Second-Lien Documents; and

(ii) that the guarantees for the First-Lien Lender Obligations and the Second-Lien Lender Obligations shall be substantially in the same form.

2.5 Discharge of First-Lien Obligations and Second-Lien Obligations. (a) The parties hereto agree that (i) the Existing Senior Notes Obligations and the other First-Lien Obligations are, and will be, equally and ratably secured with each other by the Liens on the First-Lien Shared Collateral and (ii) the Existing Senior Notes Obligations and the other Second-Lien Obligations are, and will be, equally and ratably secured with each other by the Liens on the Second-Lien Shared Collateral, in each case solely to the extent required by the Equal and Ratable Provisions of the Existing Senior Notes Documents.

(b) Notwithstanding anything to the contrary herein, nothing in this Agreement shall or shall be construed to (i) result in the First-Lien Shared Collateral securing the Existing Senior Notes Obligations other than equally and ratably with the First-Lien Lender Obligations pursuant to Equal and Ratable Provisions of the Existing Senior Notes Documents, (ii) result in the Second-Lien Shared Collateral securing the Existing Senior Notes Obligations other than equally and ratably with the Second-Lien Lender Obligations pursuant to Equal and Ratable Provisions of the Existing Senior Notes Documents, (iii) modify or affect the rights of the Existing Senior Notes Holders to receive their Pro Rata Share of any proceeds of any collection or sale of First-Lien Shared Collateral pursuant to Section 4.1(a) hereof and (iv)

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modify or affect the rights of the Existing Senior Notes Holders to receive their Pro Rata Share of any proceeds of any collection or sale of Second-Lien Shared Collateral pursuant to Section 4.1(a) hereof.

SECTION 3. Enforcement.

3.1 Exercise of Remedies. (a) The provisions of this clause (a) are subject to clause (f) below in this Section 3.1. So long as the Discharge of First-Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against Holdings, the Borrowers or any other Grantor: (i) the Second-Lien Collateral Agent and the other Second-Lien Creditors will not exercise or seek to exercise any rights or remedies (including setoff, voting or other proxy rights) with respect to any Collateral (including, without limitation, the exercise of any right under any lockbox agreement, control account agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Second-Lien Collateral Agent or any Second-Lien Creditor is a party) or institute or commence, or join with any Person in commencing, any action or proceeding with respect to such rights or remedies (including any action of foreclosure, enforcement, collection or execution and any Insolvency or Liquidation Proceeding (other than as expressly permitted by the terms of the Credit Agreement)), and will not contest, protest or object to any foreclosure proceeding or action brought by the First-Lien Collateral Agent or any other exercise by the First-Lien Collateral Agent of any rights and remedies relating to the Collateral under the First-Lien Documents or otherwise, or object to the forbearance by the First-Lien Collateral Agent or the other First-Lien Creditors from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral; and (ii) the First-Lien Collateral Agent shall have the exclusive right, and the Required First-Lien Creditors shall have the exclusive right to instruct the First-Lien Collateral Agent, to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Collateral without any consultation with or the consent of the Second-Lien Collateral Agent or any other Second-Lien Creditor, all as though the Second-Lien Obligations did not exist; provided, that (A) in any Insolvency or Liquidation Proceeding commenced by or against Holdings, a Borrower or any other Grantor, the Second-Lien Collateral Agent may file a claim or statement of interest with respect to the Second-Lien Obligations, (B) the Second-Lien Collateral Agent may take any action (not adverse to the prior Liens on the Collateral securing the First-Lien Obligations, or the rights of the First-Lien Collateral Agent or the other First-Lien Creditors to exercise remedies in respect thereof) in order to preserve or protect its Lien on the Collateral in accordance with the terms of this Agreement, (C) the Second-Lien Creditors shall be entitled to file any necessary responsive or defensive pleading in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Second-Lien Creditors, including any claim secured by the Collateral, if any, in each case in accordance with the terms of this Agreement, (D) the Second-Lien Creditors may file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement and (E) the Second-Lien Creditors may vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement

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with respect to the Second-Lien Obligations and the Collateral. In exercising rights and remedies with respect to the Collateral, the First-Lien Collateral Agent (acting under the instructions of the Required First-Lien Creditors) may enforce the provisions of the First-Lien Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b) The Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Collateral, unless and until the Discharge of First-Lien Obligations has occurred (or, in the case of Non-Shared Collateral, unless and until the Discharge of First-Lien Lender Obligations has occurred). Without limiting the generality of the foregoing, (i) unless and until the Discharge of First-Lien Obligations has occurred, the sole right of the Second-Lien Collateral Agent and the other Second-Lien Creditors with respect to the Shared Collateral is to hold a Lien on the Shared Collateral pursuant to the Second-Lien Security Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of the First-Lien Obligations has occurred in accordance with the terms of the Second-Lien Documents and applicable law and (ii) unless and until the Discharge of First-Lien Lender Obligations has occurred, the sole right of the Second-Lien Collateral Agent and the other Second-Lien Creditors with respect to the Non-Shared Collateral is to hold a Lien on the Non-Shared Collateral pursuant to the Second-Lien Security Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of the First-Lien Lender Obligations has occurred in accordance with the terms of the Second-Lien Documents and applicable law.

(c) The Second-Lien Collateral Agent, for itself and on behalf of the Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Documents), (i) agrees that the Second-Lien Collateral Agent and the other Second-Lien Creditors will not take any action that would hinder, delay, limit or prohibit any exercise of remedies under the First-Lien Loan Documents, including any collection, sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise, or that would limit, invalidate, avoid or set aside any Lien or Security Document or subordinate the priority of the First-Lien Obligations to the Second-Lien Obligations or grant the Liens securing the Second-Lien Obligations equal ranking to the Liens securing the First-Lien Obligations and (ii) hereby waives any and all rights it or the Second-Lien Creditors may have as a junior lien creditor or otherwise (whether arising under the UCC or under any other law) to object to the manner in which the First-Lien Collateral Agent or the other First-Lien Creditors seek to enforce or collect the First-Lien Obligations or the Liens granted in any of the First-Lien Collateral, regardless of whether any action or failure to act by or on behalf of the First-Lien Collateral Agent or First-Lien Creditors is adverse to the interest of the Second-Lien Creditors.

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(d) The Second-Lien Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Second-Lien Security Documents or any other Second-Lien Document shall be deemed to restrict in any way the rights and remedies of the First-Lien Collateral Agent or the other First-Lien Creditors with respect to the Collateral as set forth in this Agreement and the First-Lien Documents.

(e) The Second-Lien Collateral Agent, for itself and on behalf of the Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Documents) agrees that the Second-Lien Collateral Agent and the other Second-Lien Creditors will not, without the prior written consent of the Required First-Lien Lenders (or the First-Lien Collateral Agent at their direction or with their consent), issue any payment blockage or similar notice with respect to any First-Lien Obligations before the Discharge of First-Lien Obligations has occurred.

(f) Notwithstanding anything to the contrary in preceding clauses (a) through (e) of this Section 3.1, at any time while a payment default exists with respect to any Second-Lien Lender Obligations following the final maturity of the Second-Lien Lender Obligations, or the acceleration by the relevant Second-Lien Lenders of the maturity of any then outstanding Second-Lien Lender Obligations, and in either case so long as 180 days have elapsed after notice thereof (and requesting that enforcement action be taken with respect to the Collateral) has been received by the First-Lien Collateral Agent and so long as the respective payment default shall not have been cured or waived (or the respective acceleration rescinded), the Second-Lien Collateral Agent, for itself and on behalf of the Second-Lien Lenders, but only if the First-Lien Collateral Agent or the First-Lien Creditors are not pursuing enforcement proceedings, or exercising any of their rights and remedies, with respect to all or any portion of the Collateral in a commercially reasonable manner (with any determination of which Collateral to proceed against, and in what order, to be made by the First-Lien Collateral Agent acting on the instructions of the First-Lien Creditors in their reasonable judgment), may enforce the Liens on Collateral granted pursuant to the Second-Lien Security Documents, provided that (x) any Collateral or any proceeds of Collateral received by the Second-Lien Collateral Agent or Second-Lien Lender, as the case may be, in connection with the enforcement of such Lien shall be applied in accordance with Section 4 hereof and (y) the First-Lien Collateral Agent may at any time take over such enforcement proceedings, provided that the First-Lien Collateral Agent pursues enforcement proceedings with respect to the Collateral in a commercially reasonably manner, with any determination of which Collateral to proceed against, and in what order, to be made by the First-Lien Collateral Agent in its reasonable judgment, and provided further that the Second-Lien Collateral Agent or Second-Lien Lenders, as the case may be, shall only be able to recoup (from amounts realized by the First-Lien Collateral Agent) in any enforcement proceeding with respect to the Collateral (whether initiated by the First-Lien Collateral Agent or taken over by it as contemplated above) any expenses incurred by the Second-Lien Collateral Agent in accordance with the priorities set forth in Section 4 hereof.

SECTION 4. Payments.

4.1 Application of Proceeds. (a) Any proceeds of any Shared Collateral pursuant to the enforcement of any Security Document or the exercise of any remedial provision

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thereunder, together with all other proceeds received by any Creditor (including all funds received in respect of post-petition interest or fees and expenses) as a result of any such enforcement or the exercise of any such remedial provision or as a result of any distribution of or in respect of any Shared Collateral (whether or not expressly characterized as such) upon or in any Insolvency or Liquidation Proceeding with respect to any Grantor, or the application of any Shared Collateral (or proceeds thereof) to the payment thereof, shall be applied by the First-Lien Collateral Agent (or, after the Discharge of the First-Lien Obligations, the Second Lien Collateral Agent):

(i) first, to the payment of all costs and expenses incurred by the First-Lien Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other First-Lien Document or any of the First-Lien Obligations, including all court costs and the fees and expenses of its agents and legal counsel as provided in the First-Lien Documents, the repayment of all advances made by the First-Lien Collateral Agent hereunder or under any other First-Lien Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other First-Lien Document;

(ii) second, an amount equal to the remaining outstanding First-Lien Obligations shall be paid to the First-Lien Creditors as provided in Section 4.1(e) hereof, with each First-Lien Creditor receiving an amount equal to its remaining outstanding First-Lien Obligations or, if the proceeds are insufficient to pay in full all such remaining First-Lien Obligations, its Pro Rata Share of the amount remaining to be distributed.

(iii) third, to the payment of all costs and expenses incurred by the Second-Lien Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Second-Lien Document or any of the Second-Lien Obligations, including all court costs and the fees and expenses of its agents and legal counsel as provided in the Second-Lien Documents, the repayment of all advances made by the Second-Lien Collateral Agent hereunder or under any other Second-Lien Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Second-Lien Document;

(iv) fourth, an amount equal to the remaining outstanding Second-Lien Obligations shall be paid to the Second-Lien Creditors as provided in Section 4.1(e) hereof, with each Second-Lien Creditor receiving an amount equal to its remaining outstanding Second-Lien Obligations or, if the proceeds are insufficient to pay in full all such remaining Second-Lien Obligations, its Pro Rata Share of the amount remaining to be distributed; and

(v) fifth, to the relevant Grantor or, to the extent directed by such Grantor or a court of competent jurisdiction, to whomever may be lawfully entitled to receive the then remaining amount to be distributed.

(b) Any proceeds of any Non-Shared Collateral pursuant to the enforcement of any Security Document or the exercise of any remedial provision thereunder, together with all

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other proceeds received by any Creditor (including all funds received in respect of post-petition interest or fees and expenses) as a result of any such enforcement or the exercise of any such remedial provision or as a result of any distribution of or in respect of any Non-Shared Collateral (whether or not expressly characterized as such) upon or in any Insolvency or Liquidation Proceeding with respect to any Grantor, or the application of any Non-Shared Collateral (or proceeds thereof) to the payment thereof, shall be applied by the First-Lien Collateral Agent (or, after the Discharge of the First-Lien Obligations, the Second Lien Collateral Agent):

(i) first, to the payment of all costs and expenses incurred by the First-Lien Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other First-Lien Lender Document or any of the First-Lien Lender Obligations, including all court costs and the fees and expenses of its agents and legal counsel as provided under the First-Lien Documents, the repayment of all advances made by the First-Lien Collateral Agent hereunder or under any other First-Lien Lender Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other First-Lien Lender Document;

(ii) second, an amount equal to the remaining outstanding First-Lien Lender Obligations shall be paid to the First-Lien Creditors (other than the Existing Senior Notes Creditors) as provided in Section 4.1(e), with each such First-Lien Creditor receiving an amount equal to its remaining outstanding First-Lien Lender Obligations or, if the proceeds are insufficient to pay in full all such remaining First-Lien Lender Obligations, its Pro Rata Share of the amount remaining to be distributed.

(iii) third, to the payment of all costs and expenses incurred by the Second-Lien Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Second-Lien Lender Document or any of the Second-Lien Lender Obligations, including all court costs and the fees and expenses of its agents and legal counsel as provided under the Second-Lien Lender Documents, the repayment of all advances made by the Second-Lien Collateral Agent hereunder or under any other Second-Lien Lender Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Second-Lien Lender Document;

(iv) fourth, an amount equal to the remaining outstanding Second-Lien Lender Obligations shall be paid to the Second-Lien Creditors (other than the Existing Senior Notes Creditors) as provided in Section 4.1(e) hereof, with each such Second-Lien Creditor receiving an amount equal to its remaining outstanding Second-Lien Lender Obligations or, if the proceeds are insufficient to pay in full all such remaining Second-Lien Lender Obligations, its Pro Rata Share of the amount remaining to be distributed; and

(v) fifth, to the relevant Grantor or, to the extent directed by such Grantor or a court of competent jurisdiction, to whomever may be lawfully entitled to receive the then remaining amount to be distributed.

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(c) For purposes of this Section 4.1, (x) “Pro Rata Share” shall mean when calculating a Creditor’s portion of any remaining distribution or amount in respect of a given type of Obligation owed to such Creditor, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid principal amount of the remaining Obligations of such type owing to such Creditor and the denominator of which is the then outstanding principal amount of all remaining Obligations of such type and (y) each reference to “Obligations” and “First-Lien Obligations” of a given Creditor shall also include the portion of the face amount of each letter of credit issued by such Creditor which has not been funded by the relevant First-Lien Lenders pursuant to the terms of the Credit Agreement.

(d) Each of the First-Lien Creditors, by their acceptance of the benefits hereof and of the other First-Lien Security Documents, agrees and acknowledges that if the First-Lien Creditors receive a distribution on account of undrawn amounts with respect to letters of credit issued under the Credit Agreement, such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the benefit of the issuing bank of such letters of credit and the First-Lien Lenders holding participation interests in such letters of credit, as cash collateral for the repayment of First-Lien Loan Document Obligations owing to such issuing banks and First-Lien Lenders. If any amounts are held as cash collateral pursuant to the immediately preceding sentence, then upon the termination of all outstanding letters of credit under the Credit Agreement, and after the application of all such cash collateral to the repayment of all Obligations owing to the First-Lien Lenders after giving effect to the termination of all such letters of credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the First-Lien Collateral Agent for distribution in accordance with Section 4.1(a) or (b), as applicable.

(e) All payments required to be made hereunder shall be made (x) if to the Lenders, to the Administrative Agent for the account of the relevant Lenders, (y) if to the Hedge Creditors, to the trustee, paying agent or other similar representative (each, a “Representative”) for the Hedge Creditors or, in the absence of such a Representative, directly to the Hedge Creditors, and (z) if to the Existing Senior Notes Holders, to the Existing Senior Notes Trustee for the account of the relevant Existing Senior Notes Holders.

(f) For purposes of applying payments received in accordance with this Section 4.1, each Collateral Agent shall be entitled to rely upon (i) the Administrative Agent, (ii) the Representative or, in the absence of such a Representative, upon the Hedge Creditors, and (iii) the Existing Senior Notes Trustee, for a determination of the outstanding Obligations owed to the Lenders, the Hedge Creditors or the Existing Senior Notes Holders, as the case may be.

(g) If at any time any moneys collected or received by the Collateral Agent pursuant to this Agreement are distributable pursuant to paragraph (f) above to the Existing Senior Notes Trustee, and if the Existing Senior Notes Trustee shall notify the Collateral Agent in writing that no provision is made under the Existing Senior Notes Indenture for the application by the Existing Senior Notes Trustee of such moneys (whether because the Existing Senior Notes Indenture does not effectively provide that amounts are due and payable or otherwise) and that the Existing Senior Notes Indenture does not effectively provide for the receipt and the holding by the Existing Senior Notes Trustee of such moneys pending the application thereof, then the Collateral Agent, after receipt of such moneys pending the application thereof, and receipt of

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such notification, shall at the direction of the Existing Senior Notes Trustee, invest such amounts in Cash Equivalents (as defined in the Credit Agreement) maturing within 90 days after they are acquired by the Collateral Agent or, in the absence of such direction, hold such moneys uninvested and shall hold all such amounts so distributable and all such investments and the net proceeds thereof in trust solely for the Existing Senior Notes Trustee (in its capacity as trustee) and for no other purpose until such time as the Existing Senior Notes Trustee shall request in writing the delivery thereof by the Collateral Agent for application pursuant to the Existing Senior Notes Indenture. The Collateral Agent shall not be responsible for any diminution in funds resulting from any such investment or any liquidation or any liquidation thereof prior to maturity.

4.2 Payments Over. Until such time as the Discharge of First-Lien Obligations has occurred, any Collateral or proceeds thereof (together with assets or proceeds subject to Liens referred to in the final sentence of Section 2.3 hereof) (or any distribution in respect of the Collateral, whether or not expressly characterized as such) received by the Second-Lien Collateral Agent or any other Second-Lien Creditors in connection with the exercise of any right or remedy (including set-off) relating to the Collateral or otherwise that is inconsistent with this Agreement shall be segregated and held in trust and forthwith paid over to the First-Lien Collateral Agent for the benefit of the relevant First-Lien Creditors in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The First-Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second-Lien Collateral Agent or any such other Second-Lien Creditors. This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

SECTION 5. Other Agreements.

5.1 Releases.

(a) If, in connection with:

(ii) the exercise of the First-Lien Collateral Agent’s remedies in respect of the Collateral provided for in Section 3.1 hereof, including any sale, lease, exchange, transfer or other disposition of any such Collateral (any of the foregoing, a “Remedial Action”);

(iii) any sale, lease, exchange, transfer or other disposition (any of the foregoing, a “Disposition”) of any Collateral permitted under the terms of the First-Lien Loan Documents (whether or not an “event of default” thereunder or under any Second-Lien Document has occurred and is continuing); or

(iv) any agreement (not contravening the First-Lien Loan Documents) between the First-Lien Collateral Agent and Holdings, any Borrower or any other Grantor (x) to release the First-Lien Collateral Agent’s Lien on any portion of the Collateral (other than in connection with, or in anticipation of, a Discharge of First-Lien Loan Document Obligations or a Discharge of First-Lien Obligations) or (y) to release any Grantor from its obligations under its guaranty of the First-Lien Lender Obligations (other than in connection with, or in anticipation of, a Discharge of First-Lien Loan Document Obligations or a Discharge of First-Lien Obligations);

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there occurs the release by the First-Lien Collateral Agent, acting on its own or at the direction of the Required First-Lien Creditors, of any of its Liens on any part of the Collateral, or of any Grantor from its obligations under its guaranty of the First-Lien Lender Obligations, then the Liens, if any, of the Second-Lien Collateral Agent, for itself and for the benefit of the Second-Lien Creditors, on such Collateral, and the obligations of such Grantor under its guaranty of the Second-Lien Obligations, shall be automatically, unconditionally and simultaneously released, and the Second-Lien Collateral Agent, for itself or on behalf of any such Second-Lien Creditors, promptly shall execute and deliver to the First-Lien Collateral Agent or such Grantor such termination statements, releases and other documents as the First-Lien Collateral Agent or such Grantor may request to effectively confirm such release; provided, however, that if an “event of default” then exists under the Credit Agreement and the Discharge of First-Lien Obligations occurs concurrently with any such release, the Second-Lien Collateral Agent (on behalf of the Second-Lien Creditors) shall be entitled to receive the residual cash or cash equivalents (if any) remaining after giving effect to such release and the Discharge of the First-Lien Obligations.

(b) Until the Discharge of First-Lien Obligations occurs, the Second-Lien Collateral Agent, for itself and on behalf of the Second-Lien Creditors, hereby irrevocably constitutes and appoints the First-Lien Collateral Agent and any officer or agent of the First-Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Second-Lien Collateral Agent or such other Second-Lien Creditor or in the First-Lien Collateral Agent’s own name, from time to time in the First-Lien Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release.

(c) If, prior to the Discharge of First-Lien Obligations, a subordination of the First-Lien Collateral Agent’s Lien on any Collateral is permitted (or in good faith believed by the First-Lien Collateral Agent to be permitted) under the First-Lien Documents to another Lien permitted under the First-Lien Documents (a “Priority Lien”), then the First-Lien Collateral Agent is authorized to execute and deliver a subordination agreement with respect thereto in form and substance satisfactory to it, and the Second-Lien Collateral Agent, for itself and on behalf of the Second-Lien Creditors, shall promptly execute and deliver to the First-Lien Collateral Agent or the relevant Grantor an identical subordination agreement subordinating the Liens of the Second-Lien Collateral Agent for the benefit of the Second-Lien Creditors to such Priority Lien.

5.2 Insurance. Unless and until the Discharge of First-Lien Obligations has occurred, the First-Lien Collateral Agent (acting at the direction of the Required First-Lien Creditors) shall have the sole and exclusive right, subject to the rights of the Grantors under the First-Lien Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Subject to the rights

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of the Grantors under the First-Lien Loan Documents and the Second-Lien Loan Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) in respect of the Collateral shall be applied as provided in the Credit Agreement or, if such proceeds or award are received in connection with an enforcement action taken under any Security Document, as provided in Section 4 hereof. If the Second-Lien Collateral Agent or any other Second-Lien Creditors shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall pay such proceeds over to the First-Lien Collateral Agent in accordance with the terms of Section 4.2 of this Agreement.

5.3 Amendments to First-Lien Loan Documents and Second-Lien Documents.

(a) The First-Lien Loan Document Obligations may be Refinanced and the First-Lien Loan Documents may be amended, restated, supplemented, replaced or otherwise modified in accordance with their terms or in connection with any such Refinancing, in each case, without notice to, or the consent of, the Second-Lien Collateral Agent or the other Second-Lien Creditors, all without affecting the lien subordination or other provisions of this Agreement; provided, however, that any such amendment, supplement, replacement, modification of the First-Lien Loan Documents or Refinancing of First-Lien Loan Document Obligations shall not, without the consent of the Second-Lien Collateral Agent:

(1) increase the maximum aggregate principal amount of the First-Lien Loans and stated amount of Letters of Credit thereunder to an amount which, when added to the aggregate principal amount of any Post-Petition Financing permitted pursuant to Section 6.1, would exceed the Cap Amount (it being understood and agreed that any increase in the aggregate principal amount of any Loan or the stated amount of any Letter of Credit (on a U.S. Dollar equivalent basis) after the date of incurrence or issuance of such Loan or Letter of Credit, as the case may be, as a result of a fluctuation in the exchange rate of the currency in which a Loan or Letter of Credit is denominated, shall be ignored for purposes of determining compliance with the Cap Amount); or

(2) except as provided in preceding clause (1) and Section 6.1, increase the aggregate principal amount of Secured Indebtedness that may be incurred under the Credit Agreement (as in effect on the date hereof) that is subject to a Lien that is prior to the Lien securing the Second-Lien Lender Obligations in favor of the Second-Lien Collateral Agent.

(b) Without the prior written consent of the First-Lien Collateral Agent (acting at the direction of the Required First-Lien Creditors), no Second-Lien Document may be amended, restated, supplemented or otherwise modified or entered into to the extent such amendment, restatement, supplement or modification, or the terms of any new Second-Lien Document, would contravene the provisions of this Agreement, the Credit Agreement or any other First-Lien Document. Each of Holdings, each Borrower, each other Grantor and the Second-Lien Collateral Agent agrees that each Second-Lien Security Document shall include the following language (or language to similar effect approved by the First-Lien Collateral Agent):

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“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second-Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Second-Lien Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of March 29, 2007 (as amended, restated, supplemented and/or otherwise modified from time to time in accordance with the terms thereof, the “Intercreditor Agreement”), among Broadcast Media Partners Holdings, Inc., Umbrella Acquisition, Inc., Univision Communications Inc., Univision of Puerto Rico Inc., the other Grantors from time to time party thereto, Deutsche Bank AG New York Branch, in its capacity as the initial First-Lien Collateral Agent thereunder, and Deutsche Bank AG New York Branch, in its capacity as the initial Second-Lien Collateral Agent thereunder. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

In addition, each of Holdings, each Borrower, each other Grantor and the Second-Lien Collateral Agent agree that each Second-Lien Security Document covering any Collateral constituting real property shall contain such other language as the First-Lien Collateral Agent may reasonably request to reflect the subordination of such Second-Lien Security Document to the First-Lien Security Document covering such Collateral.

(c) In the event the First-Lien Collateral Agent or the other First-Lien Creditors and the relevant Grantor(s) enter into any amendment, waiver or consent in respect of any of the First-Lien Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First-Lien Security Document or changing in any manner the rights of the First-Lien Collateral Agent, the other First-Lien Creditors, Holdings, any Borrower or any other Grantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Second-Lien Security Document without the consent of the Second-Lien Collateral Agent or the other Second-Lien Creditors and without any action by the Second-Lien Collateral Agent, any Borrower or any other Grantor, provided, that (A) no such amendment, waiver or consent shall have the effect of (i) removing assets subject to the Lien of the Second-Lien Security Documents, except to the extent that a release of such Lien is permitted by Section 5.1 of this Agreement, (ii) imposing additional duties on the Second-Lien Collateral Agent without its consent, or (iii) permitting other liens on the Collateral not permitted under the terms of the Second-Lien Documents, Section 5.03 or Section 6 hereof and (B) notice of such amendment, waiver or consent shall have been given to the Second-Lien Collateral Agent (although the failure to give any such notice shall in no way affect the effectiveness of any such amendment, waiver or consent).

5.4 Rights As Unsecured Creditors. Except as otherwise set forth in this Agreement, the Second-Lien Collateral Agent and the other Second-Lien Creditors may exercise rights and remedies as unsecured creditors against Holdings, any Borrower or any other Grantor that has guaranteed the Second-Lien Obligations in accordance with the terms of the Second-Lien Documents and applicable law. Except as otherwise set forth in this Agreement, nothing in this Agreement shall prohibit the receipt by the Second-Lien Collateral Agent or any other

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Second-Lien Creditor of the required payments of interest and principal on the Second-Lien Obligations so long as such receipt is not the direct or indirect result of the exercise by the Second-Lien Collateral Agent or any other Second-Lien Creditor of rights or remedies as a secured creditor (including set-off) or enforcement in contravention of this Agreement of any Lien held by any of them. In the event the Second-Lien Collateral Agent or any other Second-Lien Creditor becomes a judgment lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing First-Lien Obligations on the same basis as the other Liens securing the Second-Lien Obligations are so subordinated to such First-Lien Obligations under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First-Lien Collateral Agent or the other First-Lien Creditors may have with respect to the First-Lien Collateral.

5.5	Bailee for Perfection.

(a) The First-Lien Collateral Agent agrees to acquire and acknowledges it holds the Pledged Collateral or other Collateral in its possession or control (or in the possession or control of its agents or bailees) on behalf of itself and the Second-Lien Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted under the First-Lien Security Documents and the Second-Lien Security Documents, subject to the terms and conditions of this Section 5.5.

(b) Until the Discharge of First-Lien Obligations has occurred, the First-Lien Collateral Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the First-Lien Loan Documents as if the Liens of the Second-Lien Collateral Agent under the Second-Lien Security Documents did not exist. The rights of the Second-Lien Collateral Agent shall at all times be subject to the terms of this Agreement and to the First-Lien Collateral Agent’s rights under the First-Lien Loan Documents.

(c) The First-Lien Collateral Agent shall have no obligation whatsoever to the First-Lien Creditors and the Second-Lien Collateral Agent or any Second-Lien Creditor to assure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5. The duties or responsibilities of the First-Lien Collateral Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as bailee in accordance with this Section 5.5.

(d) The First-Lien Collateral Agent shall not have by reason of the First-Lien Security Documents, the Second-Lien Security Documents, this Agreement, any other document or under the Trust Indenture Act of 1939, as amended, any fiduciary relationship in respect of, or a fiduciary obligation or duty to, the First-Lien Creditors, the Second-Lien Collateral Agent or any other Second-Lien Creditor.

(e) Upon the Discharge of the First-Lien Obligations, the First-Lien Collateral Agent shall deliver the remaining Pledged Collateral (if any) (or proceeds thereof) together with any necessary endorsements, first, to the Second-Lien Collateral Agent, if any Second-Lien Obligations remain outstanding, and second, to the relevant Borrower or the relevant Grantor if no First-Lien Obligations or Second-Lien Obligations remain outstanding (in each case, so as to

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allow such Person to obtain control of such Pledged Collateral). The First-Lien Collateral Agent further agrees to take all other action reasonably requested by such Person in connection with such Person’s obtaining a first-priority interest in the Collateral or as a court of competent jurisdiction may otherwise direct.

5.6 When Discharge of First-Lien Obligations Deemed to Not Have Occurred. (a) If at any time after the Discharge of First-Lien Loan Document Obligations has occurred, one or more of the Borrowers immediately thereafter enters into any Refinancing of any First-Lien Loan Document evidencing a First-Lien Loan Document Obligation which Refinancing is permitted hereby, then such Discharge of First-Lien Loan Document Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, and the obligations under such Refinancing First-Lien Loan Document shall automatically be treated as First-Lien Loan Document Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the first-lien collateral agent under such First-Lien Loan Documents shall be the First-Lien Collateral Agent for all purposes of this Agreement. Upon receipt of a notice stating that each Borrower has entered into a new First-Lien Loan Document (which notice shall include the identity of the new agent, such agent, the “New Agent”), the Second-Lien Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Borrowers or such New Agent may reasonably request in order to provide to the New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement.

(b) If at any time after the Discharge of Existing Senior Notes Obligations has occurred, one or more of the Borrowers immediately thereafter enters into any Refinancing of any Existing Senior Notes Document which is permitted hereby and by the terms of the Credit Agreement, then such Discharge of Existing Senior Notes Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, and the obligations under such Refinancing Existing Senior Notes Documents shall automatically be treated as Existing Senior Notes Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein.

SECTION 6. Insolvency or Liquidation Proceedings.

6.1 Finance and Sale Issues. If Holdings, any Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First-Lien Collateral Agent (acting at the direction of the Required First-Lien Creditors) shall desire to permit the use of Cash Collateral on which the First-Lien Collateral Agent or any other creditor of Holdings, such Borrower or any other Grantor has a Lien or to permit Holdings, such Borrower or any other Grantor to obtain financing (including on a priming basis), whether from the First-Lien Creditors or any other third party under Section 362, 363 or 364 of the Bankruptcy Code or any other Bankruptcy Law (each, a “Post-Petition Financing”), then the Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Documents), agrees that it will not oppose or raise any objection to or contest (or join with or support any third party opposing, objecting to or contesting), such use of Cash Collateral or Post-Petition Financing (including with respect to any

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carve-out for professionals approved in connection therewith) and will not request adequate protection or any other relief in connection therewith (except as expressly agreed in writing by the First-Lien Collateral Agent or to the extent permitted by Section 6.3 hereof), so long as the aggregate principal amount of such Post-Petition Financing, when added to the aggregate principal amount of First-Lien Loan Document Obligations, does not exceed the sum of the Cap Amount (it being understood that any “roll up” or Refinancing of the First-Lien Loan Document Obligations shall not be deemed to reduce the amount of Post-Petition Financing permitted hereby) and, to the extent the Liens securing the First-Lien Obligations are subordinated to or pari passu with such Post-Petition Financing, the Liens of the Second-Lien Creditors on the Collateral shall be deemed to be subordinated, without any further action on the part of any person or entity, to the Liens securing such Post-Petition Financing (and all Obligations relating thereto), and the Liens securing the Second-Lien Obligations shall have the same priority with respect to the Collateral relative to the Liens securing the First-Lien Obligations as if such Post-Petition Financing had not occurred.

6.2 Relief from the Automatic Stay. Until the Discharge of First-Lien Obligations has occurred, the Second-Lien Collateral Agent, on behalf of itself and the other Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Documents), agrees that none of them shall seek relief, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the First-Lien Collateral Agent, unless their motion for adequate protection permitted under Section 6.3 hereof has been denied by the bankruptcy court having jurisdiction over the Insolvency or Liquidation Proceeding.

6.3 Adequate Protection. The Second-Lien Collateral Agent, on behalf of itself and the other Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Documents), agrees that none of them shall (i) oppose, object to or contest (or join with or support any third party opposing, objecting to or contesting) (a) any request by the First-Lien Collateral Agent or the other First-Lien Creditors for adequate protection in any Insolvency or Liquidation Proceeding (or any granting of such request) or (b) any objection by the First-Lien Collateral Agent or the other First-Lien Creditors to any motion, relief, action or proceeding based on the First-Lien Collateral Agent or the other First-Lien Creditors claiming a lack of adequate protection or (ii) seek or accept any form of adequate protection under any of Sections 362, 363 and/or 364 of the Bankruptcy Code with respect to the Collateral except that, if the First-Lien Collateral Agent or the First-Lien Creditors are granted adequate protection in the form of replacement Liens on the Grantors’ assets, the Second-Lien Creditors or the Second-Lien Collateral Agent on their behalf may seek or request adequate protection in the form of a replacement Lien on the same assets of the Grantors as awarded to the First-Lien Creditors, which Lien, however, will be subordinated to the Liens securing the First-Lien Obligations (including any replacement Liens granted in respect of the First-Lien Obligations) and any Post-Petition Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second-Lien Obligations are so subordinated to the First-Lien Obligations under this Agreement.

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6.4 No Waiver; Reorganization Securities. (a) Nothing contained herein shall prohibit or in any way limit the First-Lien Collateral Agent or any First-Lien Creditor from objecting on any basis in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Second-Lien Collateral Agent or any other Second-Lien Creditor, including the seeking by the Second-Lien Collateral Agent or any other Second-Lien Creditor of adequate protection or the assertion by the Second-Lien Collateral Agent or any other Second-Lien Creditors of any of its rights and remedies under the Second-Lien Documents or otherwise.

(b) In any Insolvency or Liquidation Proceeding, neither the Second-Lien Collateral Agent nor any other Second-Lien Creditor shall (i) oppose, object to, or vote against any plan of reorganization or disclosure statement, or join with or support any third party in doing so, to the extent the terms of such plan or disclosure statement comply with the following clause (ii) and are otherwise consistent with the rights of the First-Lien Creditors under this Agreement or (ii) support or vote for any plan of reorganization or disclosure statement of any Grantor unless (x) such plan provides for the payment in full in cash of all First-Lien Obligations (including all post-petition interest, fees and expenses as provided in Section 6.6 hereof) on the effective date of such plan of reorganization, or (y) such plan provides on account of the First-Lien Obligations for the retention by the First-Lien Collateral Agent, for the benefit of the First-Lien Creditors, of the Liens on the Collateral securing the First-Lien Obligations, and on all proceeds thereof, and such plan also provides that any Liens retained by, or granted to, the Second-Lien Collateral Agent are only on assets or property securing the First-Lien Obligations and shall have the same relative priority with respect to the Collateral or other assets or property, respectively, as provided in this Agreement with respect to the Collateral. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of First-Lien Obligations and on account of Second-Lien Obligations, then, to the extent the debt obligations distributed on account of the First-Lien Obligations and on account of the Second-Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

6.5 Preference Issues. If any First-Lien Creditor is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of Holdings, either Borrower or any other Grantor any amount (a “Recovery”), then the First-Lien Obligations shall be reinstated to the extent of such Recovery and the First-Lien Creditors shall be entitled to a reinstatement of First-Lien Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. Any amounts received by the Second-Lien Collateral Agent or any Second-Lien Creditor on account of the Second-Lien Obligations after the termination of this Agreement shall, in the event of a reinstatement of this Agreement pursuant to this Section 6.5, be held in trust for and paid over to the First-Lien Collateral Agent for the benefit of the First-Lien Creditors, for application to the reinstated First-Lien Obligations. This Section 6.5 shall survive termination of this Agreement.

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6.6 Post-Petition Interest.

(a) Neither the Second-Lien Collateral Agent nor any other Second-Lien Creditor shall oppose or seek to challenge any claim by the First-Lien Collateral Agent or any other First-Lien Creditor for allowance in any Insolvency or Liquidation Proceeding of First-Lien Obligations consisting of post-petition interest, fees or expenses. Regardless of whether any such claim for post-petition interest, fees or expenses is allowed or allowable, and without limiting the generality of the other provisions of this Agreement, this Agreement expressly is intended to include and does include the “rule of explicitness” in that this Agreement expressly entitles the First-Lien Creditors, and is intended to provide the First-Lien Creditors with the right, to receive payment of all post-petition interest, fees or expenses through distributions made pursuant to the provisions of this Agreement even though such interest, fees and expenses are not allowed or allowable against the bankruptcy estate of a Borrower or any other Grantor under Section 502(b)(2) or Section 506(b) of the Bankruptcy Code or under any other provision of the Bankruptcy Code or any other Bankruptcy Law.

(b) Neither the First-Lien Collateral Agent nor any other First-Lien Creditor shall oppose or seek to challenge any claim by the Second-Lien Collateral Agent or any other Second-Lien Creditor for allowance in any Insolvency or Liquidation Proceeding of Second-Lien Obligations consisting of post-petition interest, fees or expenses so long as the First-Lien Creditors are accruing and receiving post-petition interest, fees or expenses and then only to the extent of the value of the Lien of the Second-Lien Collateral Agent on behalf of the Second-Lien Creditors on the Collateral (after taking into account the value of the Lien of the First-Lien Collateral Agent on behalf of the First-Lien Creditors on the Collateral); provided, however, neither the Second-Lien Collateral Agent nor the Second-Lien Creditors shall request or receive cash payments of post-petition interest, fees or expenses during the pendency of any Insolvency or Liquidation Proceeding.

(c) Without limiting the foregoing, it is the intention of the parties hereto that (and to the maximum extent permitted by law the parties hereto agree that) the First-Lien Obligations (and the security therefor) constitute a separate and distinct class (and separate and distinct claims) from the Second-Lien Obligations (and the security therefor).

6.7 Waiver. The Second-Lien Collateral Agent, for itself and on behalf of the other Second-Lien Creditors, waives any claim it may hereafter have against any First-Lien Creditor arising out of the election by any First-Lien Creditor of the application to the claims of any First-Lien Creditor of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any Cash Collateral or Post-Petition Financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding.

6.8 Limitations. So long as the Discharge of First-Lien Obligations has not occurred, without the express written consent of the First-Lien Collateral Agent, none of the Second-Lien Creditors shall (or shall join with or support any third party making, opposing, objecting or contesting, as the case may be), in any Insolvency or Liquidation Proceeding involving any Grantor, (i) make an election under Section 1111(b)(2) of the Bankruptcy Code, (ii) oppose, object to or contest the determination of the extent of any Liens held by any of the

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First-Lien Creditors or the value of any claims of First-Lien Creditors under Section 506(a) of the Bankruptcy Code or (iii) oppose, object to or contest the payment to the First-Lien Creditors of interest, fees or expenses under Section 506(b) of the Bankruptcy Code.

SECTION 7. Reliance; Waivers; Etc.

7.1 Reliance. Other than any reliance on the terms of this Agreement, the First-Lien Collateral Agent, on behalf of itself and the First-Lien Lenders and the Hedge Creditors under the First-Lien Documents, acknowledges that it and such First-Lien Creditors have, independently and without reliance on the Second-Lien Collateral Agent or any other Second-Lien Creditors, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into such First-Lien Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under any such First-Lien Document or this Agreement. The Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Lenders, acknowledges that it and the other Second-Lien Lenders have, independently and without reliance on the First-Lien Collateral Agent or any other First-Lien Creditor, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Second-Lien Lender Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Second-Lien Lender Documents or this Agreement.

7.2 No Warranties or Liability. The First-Lien Collateral Agent, on behalf of itself and the First-Lien Lenders and Hedge Creditors under the First-Lien Documents, acknowledges and agrees that each of the Second-Lien Collateral Agent and the other Second-Lien Creditors have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second-Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Second-Lien Creditors will be entitled to manage and supervise their respective loans, notes and extensions of credit under the Second-Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Lenders, acknowledges and agrees that each of the First-Lien Collateral Agent and the First-Lien Lenders and Hedge Creditors have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First-Lien Lender Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The First-Lien Creditors will be entitled to manage and supervise their respective loans, notes and extensions of credit under their respective First-Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second-Lien Collateral Agent and the other Second-Lien Creditors shall have no duty to the First-Lien Collateral Agent or any of the other First-Lien Creditors, and the First-Lien Collateral Agent and the other First-Lien Creditors shall have no duty to the Second-Lien Collateral Agent or any of the Second-Lien Creditors, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any of Holdings, either Borrower or any other Grantor (including under the First-Lien Documents and the Second-Lien Documents), regardless of any knowledge thereof which they may have or be charged with.

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7.3 No Waiver of Lien Priorities.

(a) No right of the First-Lien Creditors, the First-Lien Collateral Agent or any of them to enforce any provision of this Agreement or any First-Lien Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any of Holdings, any Borrower or any other Grantor or by any act or failure to act by any First-Lien Creditor or the First-Lien Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First-Lien Documents or any of the Second-Lien Documents, regardless of any knowledge thereof which the First-Lien Collateral Agent or the First-Lien Creditors, or any of them, may have or be otherwise charged with.

(b) Without in any way limiting the generality of the foregoing paragraph (but subject to Section 5.3(a) and the rights of Holdings, the Borrowers and the other Grantors under the First-Lien Documents), the First-Lien Creditors, the First-Lien Collateral Agent and any of them may, at any time and from time to time in accordance with the First-Lien Documents and/or applicable law, without the consent of, or notice to, the Second-Lien Collateral Agent or any other Second-Lien Creditor, without incurring any liabilities to the Second-Lien Collateral Agent or any other Second-Lien Creditor and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Second-Lien Collateral Agent or any Second-Lien Creditors is affected, impaired or extinguished thereby) do any one or more of the following:

(i) make loans and advances to any Grantor or issue, guaranty or obtain letters of credit for account of any Grantor or otherwise extend credit to any Grantor, in any amount and on any terms, whether pursuant to a commitment or as a discretionary advance and whether or not any default or event of default or failure of condition is then continuing;

(ii) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First-Lien Obligations or any Lien on any First-Lien Collateral or guaranty thereof or any liability of any of Holdings, any Borrower or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First-Lien Obligations, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First-Lien Collateral Agent or any of the First-Lien Creditors, the First-Lien Obligations or any of the First-Lien Documents;

(iii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First-Lien Collateral or any liability of any of Holdings, any Borrower or any other Grantor to the First-Lien Creditors or the First-Lien Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

(iv) settle or compromise any First-Lien Obligation or any other liability of any of Holdings, any Borrower or any other Grantor or any security

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therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First-Lien Obligations) in any manner or order;

(v) exercise or delay in or refrain from exercising any right or remedy against any of Holdings any Borrower or any other Grantor or any other Person or with respect to any security, elect any remedy and otherwise deal freely with Holdings, such Borrower, any other Grantor or any First-Lien Collateral and any security and any guarantor or any liability of any of Holdings, any Borrower or any other Grantor to the First-Lien Creditors or any liability incurred directly or indirectly in respect thereof; and

(vi) release or discharge any First-Lien Obligation or any guaranty thereof or any agreement or obligation of any Grantor or any other person or entity with respect thereto.

(c) The Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, and each other Second-Lien Creditor (by its acceptance of the benefits of the Second-Lien Documents), agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law.

7.4 Waiver of Liability; Indemnity.

(a) The Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, also agrees that the First-Lien Creditors and the First-Lien Collateral Agent shall have no liability to the Second-Lien Collateral Agent or any other Second-Lien Creditors, and the Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, hereby waives any claim against any First-Lien Creditor or the First-Lien Collateral Agent, arising out of any and all actions which the First-Lien Creditors or the First-Lien Collateral Agent may take or permit or omit to take with respect to: (i) the First-Lien Documents (including, without limitation, any failure to perfect or obtain perfected security interests in the First-Lien Collateral), (ii) the collection of the First-Lien Obligations or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any First-Lien Collateral. The Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, agrees that the First-Lien Creditors and the First-Lien Collateral Agent have no duty, express or implied, fiduciary or otherwise, to them in respect of the maintenance or preservation of the First-Lien Collateral, the First-Lien Obligations or otherwise. Neither the First-Lien Collateral Agent nor any other First-Lien Creditor nor any of their respective directors, officers, employees or agents will be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so, or will be under any obligation to sell or otherwise dispose of any Collateral upon the request of Holdings, any Borrower or any other Grantor or upon the request of the Second-Lien Collateral Agent, any other holder of Second-Lien Obligations or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. Without limiting the foregoing, each Second-Lien Creditor by accepting the benefits of the Second-Lien Security Documents

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agrees that neither the First-Lien Collateral Agent nor any other First-Lien Creditor (in directing the First-Lien Collateral Agent to take any action with respect to the Collateral) shall have any duty or obligation to realize first upon any type of Collateral or to sell, dispose of or otherwise liquidate all or any portion of the Collateral in any manner, including as a result of the application of the principles of marshaling or otherwise, that would maximize the return to any class of Creditors holding Obligations of any type (whether First-Lien Obligations or Second-Lien Obligations), notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by such class of Creditors from such realization, sale, disposition or liquidation.

(b) With respect to its share of the Obligations, Deutsche Bank AG New York Branch (“Bank”) shall have and may exercise the same rights and powers hereunder as, and shall be subject to the same obligations and liabilities as and to the extent set forth herein for, any other Creditor, all as if Bank were not the First-Lien Collateral Agent or the Second-Lien Collateral Agent. The term “Creditors” or any similar term shall, unless the context clearly otherwise indicates, include Bank in its individual capacity as a Creditor. Bank and its affiliates may lend money to, and generally engage in any kind of business with, the Grantors or any of their Affiliates as if Bank were not acting as the First-Lien Collateral Agent or Second- Lien Collateral Agent and without any duty to account therefor to any other Creditor.

7.5 Obligations Unconditional. All rights, interests, agreements and obligations of the First-Lien Collateral Agent and the other First-Lien Creditors and the Second-Lien Collateral Agent and the other Second-Lien Creditors, respectively, hereunder (including the Lien priorities established hereby) shall remain in full force and effect (subject to Section 5.3 and the rights of Holdings, the Borrowers and the other Grantors under the First-Lien Documents and the Second-Lien Documents) irrespective of:

(a) any lack of validity or enforceability of any First-Lien Document or any Second-Lien Document;

(b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the First-Lien Obligations or Second-Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First-Lien Document or any Second-Lien Document;

(c) any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First-Lien Obligations or Second-Lien Obligations or any guarantee thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of Holdings, any Borrower or any other Grantor; or

(e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, Holdings, any Borrower or any other Grantor in respect of the First-Lien Obligations, or of the Second-Lien Collateral

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Agent or any Second-Lien Creditor in respect of this Agreement (other than the Discharge of the First-Lien Obligations and the Discharge of the Second-Lien Obligations).

SECTION 8. Miscellaneous.

8.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the First-Lien Documents or the Second-Lien Documents, the provisions of this Agreement shall govern and control.

8.2 Effectiveness; Continuing Nature of this Agreement; Severability. (a) This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the First-Lien Creditors may continue, at any time and without notice to the Second-Lien Collateral Agent or any other Second-Lien Creditor, to extend credit and other financial accommodations and lend monies to or for the benefit of Holdings, a Borrower or any other Grantor constituting First-Lien Obligations in reliance hereon. The Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Without limiting the generality of the foregoing, this Agreement is intended to constitute and shall be deemed to constitute a “subordination agreement” within the meaning of Section 510(a) of the Bankruptcy Code and is intended to be and shall be interpreted to be enforceable to the maximum extent permitted pursuant to applicable nonbankruptcy law. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to any Borrower or any other Grantor shall include Holdings, such Borrower or such Grantor as debtor and debtor-in-possession and any receiver or trustee for Holdings, either Borrower or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect, (i) with respect to the Second-Lien Lenders and the Second-Lien Lender Obligations, upon the Discharge of the Second-Lien Lender Obligations, (ii) with respect to the First-Lien Lenders, the Hedge Creditors and the First-Lien Lender Obligations, upon the date of the Discharge of First-Lien Lender Obligations, (iii) with respect to the Existing Senior Notes Trustee, the Existing Senior Notes Holders and the Existing Senior Notes Obligations, upon the Discharge of Existing Senior Notes Obligations, in each case subject to the rights of such Creditors under Section 6.5, (iv) with respect to the Second-Lien Collateral Agent, upon the Discharge of the Second-Lien Obligations and (v) with respect to the First-Lien Collateral Agent, upon the Discharge of the First-Lien Obligations.

8.3 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Second-Lien Collateral Agent or the First-Lien Collateral Agent shall be made unless the same shall be in writing signed on behalf of each party hereto; provided that (x) the First-Lien Collateral Agent may, without the written consent of any other Creditor, agree to modifications of this Agreement for the purpose of securing additional extensions of credit (including pursuant to the Credit Agreement or any Refinancing or extension

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thereof) and adding new creditors as “First-Lien Creditors” and “Creditors” hereunder, so long as such extensions (and resulting additions) do not otherwise give rise to a violation of the express terms of the Credit Agreement or Section 5.3(a), and (y) additional Grantors may be added as parties hereto in accordance with the provisions of Section 8.18 of this Agreement. Each waiver of the terms of this Agreement, if any, shall be a waiver only with respect to the specific instance involved and shall not impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, no Grantor shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights, interests, liabilities or privileges are directly affected.

8.4 Information Concerning Financial Condition of Holdings, the Borrowers and their Subsidiaries. The First-Lien Collateral Agent and the First-Lien Creditors, on the one hand, and the Second-Lien Collateral Agent and the other Second-Lien Creditors, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of Holdings, each Borrower and their respective Subsidiaries and all endorsers and/or guarantors of the First-Lien Obligations or the Second-Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First-Lien Obligations or the Second-Lien Obligations. The First-Lien Collateral Agent and the other First-Lien Creditors shall have no duty to advise the Second-Lien Collateral Agent or any other Second-Lien Creditor of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the First-Lien Collateral Agent or any of the other First-Lien Creditors, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Second-Lien Collateral Agent or any other Second-Lien Creditor, it or they shall be under no obligation (w) to make, and the First-Lien Collateral Agent and the other First-Lien Creditors shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5 Subrogation. Subject to the Discharge of First-Lien Obligations, with respect to the value of any payments or distributions in cash, property or other assets that the Second-Lien Creditors or Second-Lien Collateral Agent pay over to the First-Lien Collateral Agent or any of the other First-Lien Creditors under the terms of this Agreement, the Second-Lien Creditors and the Second-Lien Collateral Agent shall be subrogated to the rights of the First-Lien Collateral Agent and such other First-Lien Creditors; provided that, the Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First-Lien Obligations has occurred. Each of Holdings, each Borrower and each other Grantor acknowledges and agrees that, the value of any payments or distributions in cash, property or other assets received by the Second-Lien Collateral Agent or the other Second-Lien Creditors and paid over to the First-Lien Collateral Agent or the other First-Lien Creditors pursuant to, and applied in accordance with, this Agreement, shall not relieve or reduce any of the Obligations owed by a Borrower or any other Grantor under the Second-Lien Documents.

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8.6 Application of Payments. All payments received by the First-Lien Collateral Agent or the other First-Lien Creditors may be applied, reversed and reapplied, in whole or in part, to such part of the First-Lien Obligations as the First-Lien Creditors, in their sole discretion, deem appropriate. The Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, assents to any extension or postponement of the time of payment of the First-Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the First-Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

8.7 SUBMISSION TO JURISDICTION; WAIVERS. (a) THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(b) THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH EACH MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 8.7(a) HEREOF. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO

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REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE FIRST-LIEN DOCUMENTS AND THE SECOND-LIEN CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

8.8 Notices. All notices to the Second-Lien Creditors and the First-Lien Creditors permitted or required under this Agreement may be sent to the Second-Lien Collateral Agent and the First-Lien Collateral Agent, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of electronic mail or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

8.9 Further Assurances. Each of the First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors under the First-Lien Documents, the Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, Holdings, each Borrower and each other Grantor, agrees that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the First-Lien Collateral Agent or the Second-Lien Collateral Agent may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement. Each First-Lien Creditor, by its acceptance of the benefits of the First-Lien Documents, agrees to be bound by the agreements herein made by it and the First-Lien Collateral Agent, on its behalf. Each Second-Lien Creditor, by its acceptance of the benefits of the Second-Lien Documents, agrees to be bound by the agreements herein made by it and the Second-Lien Collateral Agent, on its behalf.

8.10 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

8.11 Binding on Successors and Assigns. This Agreement shall be binding upon First-Lien Collateral Agent, the other First-Lien Creditors, the Second-Lien Collateral Agent, the other Second-Lien Creditors and their respective successors and assigns.

8.12 Specific Performance. Each of the First-Lien Collateral Agent and the Second-Lien Collateral Agent may demand specific performance of this Agreement. Each of the First-Lien Collateral Agent, on behalf of itself and the First-Lien Creditors under the First-Lien Documents, and the Second-Lien Collateral Agent, on behalf of itself and the Second-Lien Creditors, hereby irrevocably waives any defense based on the adequacy of a remedy at law and

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any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the First-Lien Collateral Agent or the Second-Lien Collateral Agent, as the case may be.

8.13 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

8.14 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

8.15 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. Each Second-Lien Creditor, by its acceptance of the benefits of the Second-Lien Documents, agrees to be bound by the agreements made herein.

8.16 No Third Party Beneficiaries; Effect of Agreement. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the First-Lien Creditors and the Second-Lien Creditors. Other than the Existing Senior Notes Holders and the Existing Senior Notes Trustee, no Person other than those party hereto shall have or be entitled to assert rights or benefits hereunder. Nothing in this Agreement shall impair, as between each of the Grantors and the First-Lien Collateral Agent and the First-Lien Creditors, on the one hand, and each of the Grantors and the Second-Lien Collateral and the Second-Lien Creditors, on the other hand, the obligations of each Grantor to pay principal, interest, fees and other amounts as provided in the First-Lien Documents and the Second-Lien Documents, respectively.

8.17 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First-Lien Creditors on the one hand and the Second-Lien Creditors on the other hand. None of Holdings, either Borrower, any other Grantor or any other creditor thereof shall have any rights hereunder. Nothing in this Agreement is intended to or shall impair the obligations of a Borrower or any other Grantor, which are absolute and unconditional, to pay the First-Lien Obligations and the Second-Lien Obligations as and when the same shall become due and payable in accordance with the terms of the First-Lien Documents and the Second-Lien Documents, respectively.

8.18 Grantors; Additional Grantors. It is understood and agreed that Holdings, each Borrower and each other Grantor on the date of this Agreement shall constitute the original Grantors party hereto. The original Grantors hereby covenant and agree to cause each Subsidiary of the US Borrower which becomes a Subsidiary Guarantor after the date hereof to become a party hereto (as a Grantor) by executing delivering a counterpart hereof to the First-

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Lien Collateral Agent or by executing and delivering an assumption agreement in form and substance reasonably satisfactory to the First-Lien Collateral Agent within the time frames set forth in the Credit Agreement. The parties hereto further agree that, notwithstanding any failure to take the actions required by the immediately preceding sentence, each Person which becomes a Subsidiary Guarantor at any time (and any security granted by any such Person) shall be subject to the provisions hereof as fully as if same constituted a Grantor party hereto and had complied with the requirements of the immediately preceding sentence.

8.19 Collateral Agent. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral for the benefit of the First-Lien Creditors and Second-Lien Creditors. By accepting the benefits of this Agreement, each First-Lien Creditor and Second-Lien Creditor acknowledges and agrees that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth in Article VIII of the Credit Agreement, the terms of which shall be deemed incorporated herein by reference as fully as if the same were set forth herein in their entirety. Notwithstanding anything to the contrary contained in Section 8.3 of this Agreement, this Section 8.19, and the duties and obligations of the Collateral Agent set forth in this Section 8.19, may not be amended or modified without the consent of the Collateral Agent.

8.20 Limitation on Collateral Agent’s Responsibilities with Respect to Existing Senior Notes Holders. (a) The obligations of the First-Lien Collateral Agent to the Existing Senior Notes Holders and the Existing Senior Notes Trustee hereunder shall be limited solely to (i) holding the First-Lien Shared Collateral for the ratable benefit of the Existing Senior Notes Holders and the Existing Senior Notes Trustee for so long as (A) any Existing Senior Notes Obligations remain outstanding, (B) the Equal and Ratable Provision is in effect and (C) any Existing Senior Notes Obligations are secured by such First-Lien Shared Collateral, (ii) subject to the instructions of the Required First-Lien Creditors, enforcing the rights of the Existing Senior Notes Holders in their capacities as First-Lien Creditors in respect of First-Lien Shared Collateral and (iii) subject to Section 4.1 hereof, distributing any proceeds received by the First-Lien Collateral Agent from the sale, collection or realization of the First-Lien Shared Collateral to the Existing Senior Notes Holders and the Existing Senior Notes Trustee in respect of the Existing Senior Notes Obligations in accordance with the terms of this Agreement. Neither the Existing Senior Notes Holders nor the Existing Senior Notes Trustee shall be entitled to exercise (or direct the First-Lien Collateral Agent to exercise) any rights or remedies hereunder with respect to the Existing Senior Notes Obligations, including without limitation the right to receive any payments, enforce the Lien on First-Lien Shared Collateral, request any action, institute proceedings, give any instructions, make any election, make collections, sell or otherwise foreclose on any portion of the First-Lien Shared Collateral or execute any amendment, supplement, or acknowledgment hereof. This Agreement shall not create any liability of the First-Lien Collateral Agent or the First-Lien Creditors to the Existing Senior Notes Holders or to the Existing Senior Notes Trustee by reason of actions taken with respect to the creation, perfection or continuation of the Lien on First-Lien Shared Collateral, actions with respect to the occurrence of an Event of Default (under, and as defined in, the Credit Agreement or the Existing Senior Notes Documents), actions with respect to the foreclosure upon, sale,

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release, or depreciation of, or failure to realize upon, any of the First-Lien Shared Collateral or action with respect to the collection of any claim for all or any part of the Existing Senior Notes Obligations, guarantor or any other party or the valuation, use or protection of the First-Lien Shared Collateral. By acceptance of the benefits under this Agreement and the other First-Lien Secured Documents, the Existing Senior Notes Holders and the Existing Senior Notes Trustee will be deemed to have acknowledged and agreed that the provisions of the preceding sentence are intended to induce the First-Lien Lenders to permit such Persons to be First-Lien Creditors under this Agreement and certain of the other First-Lien Security Documents and are being relied upon by the First-Lien Lenders as consideration therefor.

(b) The obligations of the Second-Lien Collateral Agent to the Existing Senior Notes Holders and the Existing Senior Notes Trustee hereunder shall be limited solely to (i) holding the Second-Lien Shared Collateral for the ratable benefit of the Existing Senior Notes Holders and the Existing Senior Notes Trustee for so long as (A) any Existing Senior Notes Obligations remain outstanding, (B) the Equal and Ratable Provision is in effect and (C) any Existing Senior Notes Obligations are secured by such Second-Lien Shared Collateral, (ii) subject to the instructions of the Required Second-Lien Creditors, enforcing the rights of the Existing Senior Notes Holders in their capacities as Second-Lien Creditors in respect of Second-Lien Shared Collateral and (iii) subject to Section 4.1 hereof, distributing any proceeds received by the Second-Lien Collateral Agent from the sale, collection or realization of the Second-Lien Shared Collateral to the Existing Senior Notes Holders and the Existing Senior Notes Trustee in respect of the Existing Senior Notes Obligations in accordance with the terms of this Agreement. Neither the Existing Senior Notes Holders nor the Existing Senior Notes Trustee shall be entitled to exercise (or direct the Second-Lien Collateral Agent to exercise) any rights or remedies hereunder with respect to the Existing Senior Notes Obligations, including without limitation the right to receive any payments, enforce the Lien on Second-Lien Shared Collateral, request any action, institute proceedings, give any instructions, make any election, make collections, sell or otherwise foreclose on any portion of the Second-Lien Shared Collateral or execute any amendment, supplement, or acknowledgment hereof. This Agreement shall not create any liability of the Second-Lien Collateral Agent or the Second-Lien Creditors to the Existing Senior Notes Holders or to the Existing Senior Notes Trustee by reason of actions taken with respect to the creation, perfection or continuation of the Lien on Second-Lien Shared Collateral, actions with respect to the occurrence of an Event of Default (under, and as defined in, the Credit Agreement or the Existing Senior Notes Documents), actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Second-Lien Shared Collateral or action with respect to the collection of any claim for all or any part of the Existing Senior Notes Obligations, guarantor or any other party or the valuation, use or protection of the Second-Lien Shared Collateral. By acceptance of the benefits under this Agreement and the other Second-Lien Secured Documents, the Existing Senior Notes Holders and the Existing Senior Notes Trustee will be deemed to have acknowledged and agreed that the provisions of the preceding sentence are intended to induce the Second-Lien Lenders to permit such Persons to be Second-Lien Creditors under this Agreement and certain of the other Second-Lien Security Documents and are being relied upon by the Second-Lien Lenders as consideration therefor.

(b) The Collateral Agent shall not be required to ascertain or inquire as to the performance by the US Borrower, or any other Person of the Existing Senior Notes Obligations.

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(c) The Collateral Agent may execute any of the powers granted under this Agreement and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the gross negligence or wilful misconduct of any agents or attorneys-in-fact selected by it with reasonable care and without gross negligence or willful misconduct.

(d) The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default (under, and as defined in, the Credit Agreement or the Existing Senior Notes Documents) unless and until the Collateral Agent shall have received a notice of such an Event of Default or a notice from any Grantor, the Existing Senior Notes Trustee or any Creditor to the Collateral Agent in its capacity as Collateral Agent indicating that such an Event of Default has occurred. The Collateral Agent shall have no obligation either prior to or after receiving such notice to inquire whether such an Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice so furnished to it.

8.21 Effectiveness of Merger. Upon the consummation of the Merger, the Company shall succeed to all the rights and obligations of Merger Sub under this Agreement, without any further action by any Person.

* * *

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IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.

First-Lien Collateral Agent

Notice Address:	DEUTSCHE BANK AG NEW YORK BRANCH, in its capacity as First-Lien Collateral Agent

60 Wall Street
New York, New York 10005	By:
Telephone: (212) 250-[ ]	Name:
Telecopier: (212) 797-5692	Title:
Attention: [ ]

By:
Name:
Title:

Second-Lien Collateral Agent

Notice Address:	DEUTSCHE BANK AG NEW YORK BRANCH, in its capacity as Second-Lien Collateral Agent

60 Wall Street
New York, New York 10005	By:
Telephone: (212) 250-[ ]	Name:
Telecopier: (212) 797-5692	Title:
Attention: [ ]
By:
Name:
Title:

Notice Address:	UNIVISION OF PUERTO RICO INC.

By:
Name:
Title:

UMBRELLA ACQUISITION, INC.

By:
Name:
Title:

UNIVISION COMMUNICATIONS, INC. HEREBY ABSOLUTELY, IRREVOCABLY AND UNCONDITIONALLY ASSUMES ALL OBLIGATIONS OF UMBRELLA ACQUISITION, INC. UNDER THIS AGREEMENT

UNIVISION COMMUNICATIONS INC.

By:
Name:
Title:
[OTHER GRANTORS]

By:
Name:
Title: